Exhibit 10.50

RESTRUCTURE AGREEMENT

This Restructure Agreement is made this 9th day of November, 2014 (the “Effective Date”), by and between the EPR Parties (hereinafter defined) and Peak Parties (hereinafter defined).

WHEREAS, Peak Resorts, Inc., a Missouri corporation (“Peak”), is presently preparing for an initial public offering its stock (the “Peak IPO”); and

WHEREAS, the Peak Parties have requested the execution and delivery of this Agreement in connection with facilitating the Peak IPO.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, the EPR Parties and the Peak Parties hereby covenant and agree as follows:

1.                                      Definitions:  All terms as used in this Agreement shall, unless otherwise defined in the body of this Agreement, have the meaning given to such terms in Exhibit A to this Agreement.

2.                                      Closing:

(a)                                 Pay-Off Amount.  On the Closing Date, Peak will cause to be paid the Pay-Off Amount to the EPR Parties.

(b)                                 Closing and Transaction Costs.  On the Closing Date, Peak will cause to be paid any unpaid Closing and Transaction Costs.

(c)                                  Defeasance Fee.  On the Closing Date, Peak will cause to be paid the Defeasance Fee to the EPR Parties.

(d)                                 Master Transaction Documents.

(i)                                     Master Loan Agreement.  On the Closing Date, the EPR Parties and the Peak Parties will cause to be executed and delivered the Master Loan Agreement.

(ii)                                  Master Debt Service Reserve Agreement.  On the Closing Date, the EPR Parties and the Peak Parties will cause to be executed and delivered the Master Debt Service Reserve Agreement.

(iii)                               Master Cross-Default Agreement.  On the Closing Date, the EPR Parties and the Peak Parties will cause to be executed and delivered the Master Cross-Default Agreement.

(iv)                              Master Option Agreement.  On the Closing Date, the EPR Parties and the Peak Parties will cause to be executed and delivered the Master Option Agreement.

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(v)                                 Mount Attitash Right of First Refusal.  On the Closing Date, the EPR Parties and the Peak Parties will cause to be executed and delivered the Mount Attitash Right of First Refusal.

(vi)                              Master Right of First Refusal Agreement.  On the Closing Date, the EPR Parties and the Peak Parties will cause to be executed and delivered the Master Right of First Refusal Agreement.

(vii)                           Master Guaranty Agreement.  On the Closing Date, the Peak Parties will cause to be executed and delivered the Master Guaranty Agreement.

(e)                                  Promissory Notes.

(i)                                     Boston Mills / Brandywine Note.  On the Closing Date, Peak will cause the Boston Mills / Brandywine Note to be executed and delivered to the EPR Parties.

(ii)                                  Jack Frost / Big Boulder Note.  On the Closing Date, Peak will cause the Jack Frost / Big Boulder Note to be executed and delivered to the EPR Parties.

(iii)                               Alpine Valley Note.  On the Closing Date, Peak will cause the Alpine Valley Note to be executed and delivered to the EPR Parties.

(iv)                              Mount Snow Note.  On the Closing Date, Peak will cause the Mount Snow Note to be executed and delivered to the EPR Parties.

(f)                                   Release Obligations Upon Pay-Off Reaching Contemplated Pay-Off Thresholds.

(i)                                     Crotched Mountain.  On the Closing Date, if the Pay-Off Amount equals or exceeds the Crotched Mountain Release Threshold, the Parties will cause to be executed and delivered the Crotched Mountain Membership Interest Purchase Agreement, together with all assignments, instruments of transfer, and other documentation necessary to effectuate the transactions contemplated in the Crotched Mountain Membership Interest Purchase Agreement.    In addition, on the Closing Date, if the Pay-Off Amount equals or equals or exceeds the Crotched Mountain Release Threshold, all liens and security interests in favor of any EPR Parties encumbering or affecting the property commonly known as “Crotched Mountain” and any tangible or intangible property or rights related thereto or used in connection therewith shall be released by EPR, the EPR Parties will cause the Crotched Mountain Release Documents to be executed and delivered to the Peak Parties and the Peak Parties shall be authorized to record any such documents as necessary or appropriate to evidence of record the release and termination of such liens and security interests.  In the event the Pay-Off Amount does not equal or exceed the Crotched Mountain Release Threshold, then in such event (A) the Boston Mills / Brandywine Note to be executed hereunder shall be increased by the amount by which the Pay-Off Amount falls short of the Crotched Mountain Release Threshold, without duplication of any amounts that are added to the Boston Mills / Brandywine Note pursuant to other clauses of this Section 2(f), and (B) within ten (10) business days after the Closing Date or such later date as the Parties shall mutually agree, (1) the Parties shall cause to be executed and

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delivered such instruments and documents necessary to effectuate an amendment to the Crotched Mountain Security Documents so that the Crotched Mountain Security Documents shall secure repayment of the Notes and all obligations of any of the Peak Parties under the Master Transaction Documents, and (2) the Peak Parties shall also in such event provide any required legal opinions reasonably required by the EPR Parties in connection with such amendment, together with a date-down endorsement to the Crotched Mountain Title Policy in form and content reasonably acceptable to the EPR Parties.

(ii)                                  Mount Attitash.  On the Closing Date, if the Pay-Off Amount equals or equals or exceeds the Mount Attitash Release Threshold, all liens and security interests in favor of any EPR Parties encumbering or affecting the property commonly known as “Mount Attitash” and any tangible or intangible property or rights related thereto or used in connection therewith shall be released by EPR, the EPR Parties will cause the Mount Attitash Release Documents to be executed and delivered to the Peak Parties and the Peak Parties shall be authorized to record any such documents as necessary or appropriate to evidence of record the release and termination of such liens and security interests.  In the event the Pay-Off Amount does not equal or exceed the Mount Attitash Release Threshold, then in such event (A) the Boston Mills / Brandywine Note to be executed hereunder shall be increased by the amount by which the Pay-Off Amount falls short of the Mount Attitash Release Threshold, without duplication of any amounts that are added to the Boston Mills / Brandywine Note pursuant to other clauses of this Section 2(f), and (B) within ten (10) business days after the Closing Date or such later date as the Parties shall mutually agree, (1) the Parties shall cause to be executed and delivered such instruments and documents necessary to effectuate an amendment to the Mount Attitash Security Documents so that the Mount Attitash Security Documents shall secure repayment of the Notes and all obligations of any of the Peak Parties under the Master Transaction Documents, and (2) the Peak Parties shall also in such event provide any required legal opinions reasonably required by the EPR Parties in connection with such amendment, together with a date-down endorsement to the Mount Attitash Title Policy in form and content reasonably acceptable to the EPR Parties.

(iii)                               Snow Creek.  On the Closing Date, if the Pay-Off Amount equals or equals or exceeds the Snow Creek Release Threshold, all liens and security interests in favor of any EPR Parties encumbering or affecting the property commonly known as “Snow Creek” and any tangible or intangible property or rights related thereto or used in connection therewith shall be released by EPR, the EPR Parties will cause the Snow Creek Release Documents to be executed and delivered to the Peak Parties and the Peak Parties shall be authorized to record any such documents as necessary or appropriate to evidence of record the release and termination of such liens and security interests.  In the event the Pay-Off Amount does not equal or exceed the Snow Creek Release Threshold, then in such event (A) the Boston Mills / Brandywine Note to be executed hereunder shall be increased by the amount by which the Pay-Off Amount falls short of the Snow Creek Release Threshold, without duplication of any amounts that are added to the Boston Mills / Brandywine Note pursuant to other clauses of this Section 2(f), and (B) within ten (10) business days after the Closing Date or such later date as the Parties shall mutually agree, (1) the Parties shall cause to be executed and delivered such instruments and documents necessary to effectuate an amendment to the Snow Creek Security Documents so that the Snow Creek Security Documents shall secure repayment of the Notes and all obligations of any of the

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Peak Parties under the Master Transaction Documents, and (2) the Peak Parties shall also in such event provide any required legal opinions reasonably required by the EPR Parties in connection with such amendment, together with a date-down endorsement to the Snow Creek Title Policy in form and content reasonably acceptable to the EPR Parties.

(iv)                              Paoli Peaks.  On the Closing Date, if the Pay-Off Amount equals or equals or exceeds the Paoli Peaks Release Threshold, all liens and security interests in favor of any EPR Parties encumbering or affecting the property commonly known as “Paoli Peaks” and any tangible or intangible property or rights related thereto or used in connection therewith shall be released by EPR, the EPR Parties will cause the Paoli Peaks Release Documents to be executed and delivered to the Peak Parties and the Peak Parties shall be authorized to record any such documents as necessary or appropriate to evidence of record the release and termination of such liens and security interests.  In the event the Pay-Off Amount does not equal or exceed the Paoli Peaks Release Threshold, then in such event (A) the Boston Mills / Brandywine Note to be executed hereunder shall be increased by the amount by which the Pay-Off Amount falls short of the Paoli Peaks Release Threshold, without duplication of any amounts that are added to the Boston Mills / Brandywine Note pursuant to other clauses of this Section 2(f), and (B) within ten (10) business days after the Closing Date or such later date as the Parties shall mutually agree, (1) the Parties shall cause to be executed and delivered such instruments and documents necessary to effectuate an amendment to the Paoli Peaks Security Documents so that the Paoli Peaks Security Documents shall secure repayment of the Notes and all obligations of any of the Peak Parties under the Master Transaction Documents, and (2) the Peak Parties shall also in such event provide any required legal opinions reasonably required by the EPR Parties in connection with such amendment, together with a date-down endorsement to the Paoli Peaks Title Policy in form and content reasonably acceptable to the EPR Parties.

(v)                                 Hidden Valley.  On the Closing Date, if the Pay-Off Amount equals or equals or exceeds the Hidden Valley Release Threshold, all liens and security interests in favor of any EPR Parties encumbering or affecting the property commonly known as “Hidden Valley” and any tangible or intangible property or rights related thereto or used in connection therewith shall be released by EPR, the EPR Parties will cause the Hidden Valley Release Documents to be executed and delivered to the Peak Parties and the Peak Parties shall be authorized to record any such documents as necessary or appropriate to evidence of record the release and termination of such liens and security interests.  In the event the Pay-Off Amount does not equal or exceed the Hidden Valley Release Threshold, then in such event (A) the Boston Mills / Brandywine Note to be executed hereunder shall be increased by the amount by which the Pay-Off Amount falls short of the Hidden Valley Release Threshold, without duplication of any amounts that are added to the Boston Mills / Brandywine Note pursuant to other clauses of this Section 2(f), and (B) within ten (10) business days after the Closing Date or such later date as the Parties shall mutually agree, (1) the Parties shall cause to be executed and delivered such instruments and documents necessary to effectuate an amendment to the Hidden Valley Security Documents so that the Hidden Valley Security Documents shall secure repayment of the Notes and all obligations of any of the Peak Parties under the Master Transaction Documents, and (2) the Peak Parties shall also in such event provide any required legal opinions reasonably required by the EPR Parties in connection with such amendment,

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together with a date-down endorsement to the Hidden Valley Title Policy in form and content reasonably acceptable to the EPR Parties.

(g)                                  Amended & Restated Mortgages & Security Documents.

(i)                                     Alpine Valley Security Documents.  On the Closing Date, the Parties will cause to be executed and delivered the Alpine Valley Security Documents.

(ii)                                  Mount Snow Security Documents.  On the Closing Date, the Parties will cause to be executed and delivered the Mount Snow Security Documents.

(iii)                               Boston Mills Security Documents.  On the Closing Date, the Parties will cause to be executed and delivered the Boston Mills Security Documents.

(iv)                              Brandywine Security Documents.  On the Closing Date, the Parties will cause to be executed and delivered the Brandywine Security Documents.

(v)                                 Jack Frost Security Documents.  On the Closing Date, the Parties will cause to be executed and delivered the Jack Frost Security Documents.

(vi)                              Big Boulder Security Documents.  On the Closing Date, the Parties will cause to be executed and delivered the Big Boulder Security Documents.

(h)                                 Amendment to Mad River Lease.  On the Closing Date, the Parties will cause to be executed and delivered the Mad River Lease Amendment.

(i)                                     Release of Guaranty.  On the Closing Date, the Parties will cause to be executed and delivered the Release of Guaranty.

(j)                                    Mutual Termination of Ancillary Documents & Release.   On the Closing Date, the Parties will cause to be executed and delivered the Mutual Termination of Ancillary Documents and Release.

(k)                                 Post-Closing Agreement.  On the Closing Date, the Parties will cause to be executed and delivered the Post-Closing Agreement.

(l)                                     Required Title Downdates.  On the Closing Date, the Peak Parties will cause to the issued and delivered to the EPR Parties the Required Title Downdates; provided, however, in the case of the Snow Creek Security Documents, the Hidden Valley Security Documents, the Mount Attitash Security Documents, the Paoli Peaks Security Documents, and the Crotched Mountain Security Documents, if title downdates are required pursuant to Section 2(f) hereof, such Required Title Downdates shall be provided on the date on which such Security Documents are amended in accordance with Section 2(f).

(m)                             Required Legal Opinions.  On the Closing Date, the Peak Parties will cause to be issued and delivered to the EPR Parties the Required Legal Opinions; provided, however, in the case of the Snow Creek Security Documents, the Hidden Valley Security Documents, the Mount Attitash Security Documents, the Paoli Peaks Security Documents, and

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the Crotched Mountain Security Documents, if legal opinions are required pursuant to Section 2(f) hereof, such Required Legal Options shall be provided on the date on which such Security Documents are amended in accordance with Section 2(f).

(n)                                 Return of Existing Notes.  On the Closing Date, the EPR Parties shall mark as cancelled and return to the Peak Parties the originals of all promissory notes payable by the Peak Parties to the EPR Parties other than the Notes.

3.                                      Representations and Warranties of Peak Parties: Each of the Peak Parties represents and warrants to the EPR Parties as follows:

(a)                                 Each of the Peak Parties is duly organized, validly existing, and has the power to own property and to carry on its business.

(b)                                 Each of the Peak Parties has the full power and authority to execute and deliver this Agreement and the same constitute the binding and enforceable obligations of the Peak Parties in accordance with their terms.

(c)                                  There are no actions, suits or proceedings pending or, to the best knowledge of the Peak Parties, threatened, or any basis therefor, against or affecting the Peak Parties at law or in equity, in any court or before any governmental department or agency, which may result in any material adverse change in the properties, assets, business or condition, financial or otherwise, of the Peak Parties or the ability of the Peak Parties to perform the obligations under this Agreement.

(d)                                 There are no provisions contained in any organizational document of the Peak Parties and no provision of any existing mortgage, indenture, contract or agreement binding on the Peak Parties or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement.

(e)                                  All statements by the Peak Parties contained in any certificate, statement, document or other instrument delivered by or on behalf of the Peak Parties at any time pursuant to this Agreement are true and correct in all material respects as of the date thereof or such other date as may be specified therein.

4.                                      Representations and Warranties of EPR Parties: Each of the EPR Parties represents and warrants to the Peak Parties as follows:

(a)                                 Each of the EPR Parties is duly organized, validly existing, and has the power to own property and to carry on its business.

(b)                                 Each of the EPR Parties has the full power and authority to execute and deliver this Agreement and the same constitute the binding and enforceable obligations of the EPR Parties in accordance with their terms.

(c)                                  There are no actions, suits or proceedings pending or, to the best knowledge of the EPR Parties, threatened, or any basis therefor, against or affecting the EPR Parties at law or in equity, in any court or before any governmental department or agency, which

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may result in any material adverse change in the properties, assets, business or condition, financial or otherwise, of the EPR Parties or the ability of the EPR Parties to perform the obligations under this Agreement.

(d)                                 There are no provisions contained in any organizational document of the EPR Parties and no provision of any existing mortgage, indenture, contract or agreement binding on the EPR Parties or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement and this Agreement.

(e)                                  All statements by the EPR Parties contained in any certificate, statement, document or other instrument delivered by or on behalf of the EPR Parties at any time pursuant to this Agreement are true and correct in all material respects as of the date thereof or such other date as may be specified therein.

5.                                      Conditions to Closing:  The obligations of EPR Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction, of each of the following conditions:

(a)                                 That the Peak IPO shall have been fully consummated by no later than six (6) months following the Effective Date and the Peak IPO shall have yielded sufficient proceeds to fund at least: (i) Mount Snow Development Release Threshold; (ii) the Defeasance Fee; and (iii) the Closing and Transaction Costs.

(b)                                 All of the representations and warranties of Peak Parties set forth in this Agreement shall be true as of the Effective Date and as of the Closing Date in all material respects; provided that any such representations and warranties that are given with respect to a particular date shall be true as of such date in all material respects.

(c)                                  Peak Parties shall have delivered, performed, observed and complied with, all of the items, instruments, documents, covenants, agreements and conditions required by this Agreement to be delivered, performed, observed and complied with by it prior to, or as of, the Closing Date.

(d)                                 Peak Parties shall not be in receivership or dissolution or have made any assignment for the benefit of creditors, or admitted in writing its inability to pay its debts as they mature, or have been adjudicated a bankrupt, or have filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization or an arrangement with creditors under the federal bankruptcy law or any other similar law or statute of the United States or any state and no such petition shall have been filed against it.

(e)                                  No material or substantial adverse change shall have occurred with respect to the condition, financial or otherwise, of the Peak Parties which would adversely affect the ability of the Peak Parties to carry out its obligations under this Agreement.

In the event any one or more of the conditions to EPR Parties’ obligations are not satisfied or waived in whole or in part at any time prior to or as of the Closing Date, the EPR Parties, at the

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EPR Parties’ option, shall be entitled to (a) terminate this Agreement by giving written notice thereof to Peak Parties; or (b) waive such conditions and proceed to closing hereunder.

6.                                      Default and Remedies:

(a)                                 The term “Event of Default” as used in this Agreement shall mean the occurrence of any one or more of the following events:

(i)                                     a default shall occur in the performance of any covenant or agreement under this Agreement, and shall continue for five (5) days after EPR Parties has given notice thereof to the Peak Parties;

(ii)                                  any representation or warranty made by the Peak Parties in any this Agreement shall be materially false or the Peak Parties shall be in breach of any covenant of the Peak Parties made in any this Agreement;

(iii)                               any of the Peak Parties:  (i) files a petition under any chapters of the Bankruptcy Act or the filing of an involuntary petition under the Bankruptcy Act which remains undismissed for a period of forty-five (45) days; (ii) is unable, or admits in writing its or his inability to pay its or his debts as they become due; (iii) makes an assignment for the benefit of creditors; (iv) fails to have vacated or set aside within forty-five (45) days of its entry any order of a court appointing a receiver or trustee for all or a substantial part of its or his property; (v)  is adjudicated a bankrupt; or (vi) becomes insolvent however otherwise evidenced;

(iv)                              There shall be any material adverse change with respect to the Peak Parties which would adversely affect the ability of Peak Parties to carry out its obligations under this Agreement; or

(b)                                 Upon an Event of Default, the EPR Parties may do any one or more of the following:

(i)                                     terminate this Agreement by written notice delivered to Peak Parties; and/or

(ii)                                  enforce specific performance of this Agreement against the Peak Parties including the EPR Parties’ reasonable costs and attorneys’ fees and court costs in connection therewith; and/or

(iii)                               exercise any other right or remedy EPR Parties may have at law or in equity by reason of such default including, but not limited to, the recovery of reasonable attorneys’ fees and court costs incurred by the EPR Parties in connection herewith.

7.                                      Closing and Transaction Costs: Peak Parties shall pay (collectively, the “Closing and Transaction Costs”):

(a)                                 all title examination fees, premiums and closing costs associated with the Required Title Downdates;

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(b)                                 all costs associated with the Required Legal Opinions;

(c)                                  the Peak Parties’ reasonable legal, accounting and other professional fees and expenses and the cost of all opinions, certificates, instruments, documents and papers required to be delivered by Peak Parties hereunder, including without limitation, the cost of performance by Peak Parties of its obligations hereunder;

(d)                                 all other costs and expenses incurred in connection with this Agreement;

(e)                                  the charges for or in connection with the recording and/or filing of any instrument or document provided herein or contemplated by this Agreement or any agreement or document described or referred to herein, including any applicable mortgage, recordation, or transfer tax;

(f)                                   the EPR Parties’ legal, accounting and other professional fees and expenses, including without limitation the costs associated with preparation and negotiation of this Agreement, the letter of intent that precedes this Agreement, and the cost of all due diligence, opinions, certificates, instruments, documents and papers required to be delivered, or to cause to be delivered, by EPR Parties hereunder (the “EPR Expenses”).

(g)                                  The Peak Parties obligations under this Section 7 shall survive termination or closing under this Agreement and shall not be contingent on the successful completion of the Peak IPO. In addition, all EPR Expenses incurred as of the Effective Date shall be paid concurrently with the execution and delivery of this Agreement.  In the event the Peak IPO is not consummated by the outside Closing Date, the Peak Parties will promptly pay the EPR Expenses upon written demand.

8.                                      Miscellaneous:

(a)                                 Assignment.  Without EPR Parties’ prior written consent, Peak Parties will not assign all or any of its interest under this Agreement.

(b)                                 Notices.  All notices, requests and other communications under this Agreement shall be in writing and shall be either (a) delivered in person, (b) sent by certified mail, return-receipt requested, (c) delivered by a recognized delivery service or (d) sent by facsimile transmission and addressed as follows:

If intended for the EPR Parties:	c/o EPR Properties 909 Walnut, Suite 200 Kansas City, Missouri 64106
	Telephone:	(816) 472-1700
	Facsimile:	(816) 472-5794
	Attention:	Andrew Limbocker

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With a copy to:	c/o EPR Properties 909 Walnut, Suite 200 Kansas City, Missouri 64106
	Telephone:	(816) 472-1700
	Facsimile:	(816) 472-5794
	Attention:	General Counsel

If intended for the Peak Parties:	Peak Resorts, Inc. 17409 Hidden Valley Drive Eureka, Missouri 63025

With a copy to:	David L. Jones Sandberg, Phoenix & von Gontard, P.C. 120 South Central Avenue, Suite 1420 St. Louis, Missouri 63105
	Telephone:	(314) 425-4951
	Facsimile:	(314) 725-5754

or at such other address, and to the attention of such other person, as the parties shall give notice as herein provided.  A notice, request and other communication shall be deemed to be duly received if delivered in person or by a recognized delivery service, when delivered to the address of the recipient, if sent by mail, on the date of receipt by the recipient as shown on the return receipt card, or if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient’s facsimile number; provided that if a notice, request or other communication is served by hand or is received by facsimile on a day which is not a Business Day, or after 5:00 P.M. on any Business Day at the addressee’s location, such notice or communication shall be deemed to be duly received by the recipient at 9:00 A.M. on the first Business Day thereafter.

(c)                                  Entire Agreement; Modifications.  This Agreement, together with the other documents, instruments and agreements heretofore or hereinafter entered into in connection with the transactions contemplated herein, embody and constitute the entire understanding between the Parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements (oral or written) are merged into this Agreement.  Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the Party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

(d)                                 Applicable Law.  THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSOURI.

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(e)                                  Captions.  The captions in this Agreement are inserted for convenience of reference only and in no way define, describe, or limit the scope or intent of this Agreement or any of the provisions hereof.

(f)                                   Time is of the Essence.  With respect to all provisions of this Agreement, time is of the essence.  However, if the first date of any period which is set out in any provision of this Agreement falls on a day which is not a business day, then, in such event, the time of such period shall be extended to the next day which is a business day.

(g)                                  Waiver of Conditions.  Any Party may at any time or times, at its election, waive any of the conditions to its obligations hereunder, but any such waiver shall be effective only if contained in a writing signed by such Party.  No waiver by a Party of any breach of this Agreement or of any warranty or representation hereunder by the other Party shall be deemed to be a waiver of any other breach by such other Party (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by a Party after any breach by the other Party shall be deemed to be a waiver of any breach of this Agreement or of any representation or warranty hereunder by such other Party, whether or not the first Party knows of such breach at the time it accepts such payment or performance.  No failure or delay by a Party to exercise any right it may have by reason of the default of the other Party shall operate as a waiver of default or modification of this Agreement or shall prevent the exercise of any right by the first Party while the other Party continues to be so in default.

(h)                                 Attorneys’ Fees.  To the extent permitted by applicable law, if either Party obtains a judgment against the other Party by reason of a breach of this Agreement, a reasonable attorneys’ fee as fixed by the court shall be included in such judgment.

(i)                                     Remedies Cumulative.  Except as herein expressly set forth, no remedy conferred upon a Party by this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law, in equity or by statute.

(j)                                    Terminology.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The words “herein”, “hereof”, “hereunder” and similar terms shall refer to this Agreement unless the context requires otherwise.  Whenever the context so requires, the neuter gender includes the masculine and/or feminine gender, and the singular number includes the plural and vice versa.

(k)                                 Estoppel.  Each Party confirms and agrees that (a) it has read and understood all of the provisions of this Agreement; (b) it is an experienced real estate investor and is familiar with major sophisticated transactions such as that contemplated by this Agreement; (c) it has negotiated with the other Party at arm’s length with equal bargaining power; and (d) it has been advised by competent legal counsel of its own choosing.

(l)                                     Joint Preparation.  This Agreement (and all exhibits thereto) is deemed to have been jointly prepared by the Parties hereto, and any uncertainty or ambiguity existing herein, if any, shall not be interpreted against any Party, but shall be interpreted according to the application of the rules of interpretation for arm’s-length agreements.

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(m)                             Counterparts.  This Agreement may be executed in counterparts, and it is agreed that such counterpart signatures, when assembled into a single document with multiple signature pages, shall be binding upon and enforceable against the parties hereto to the same extent as if all signatures were set forth on the same copy of this Agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.  In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the Party against whom enforcement is sought.

(n)                                 Joint and Several Liability.  In the event that the Peak Parties consists of more than one individual or entity, the liabilities and obligations of each party constituting the Peak Parties shall be the joint and several obligations of each such party.

(o)                                 Further Assurances.  At any time, and from time to time, upon the EPR Parties’ request, the Peak Parties shall make, execute and deliver, or cause to be made, executed and delivered, to the EPR Parties and, where appropriate, shall cause to be recorded or filed, and from time to time thereafter to be re-recorded and re-filed, at such time and in such offices and places as shall be deemed desirable by the EPR Parties as the EPR Parties may reasonably consider necessary or desirable in order to effectuate, or to continue and preserve the obligations of the Peak Parties under this Agreement, such documents and/or instruments as the EPR Parties may reasonably request.  Upon any failure by the Peak Parties to do so, the EPR Parties may make, execute, record, file, re-record or re-file any and all such documents and/or instruments for and in the name of the Peak Parties, and the Peak Parties and hereby irrevocably appoints (which appointment is coupled with an interest with full power of substitution) the EPR Parties the agent and attorney-in-fact of the Peak Parties or to do so; and the Peak Parties and shall reimburse the EPR Parties, on demand, for all costs and expenses (including attorneys’ fees and expenses) incurred by the EPR Parties in connection therewith.

(p)                                 U.S.A. Patriot Act.  The EPR Parties hereby notifies the Peak Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), the EPR Parties is required to obtain, verify and record information that identifies the Peak Parties, which information includes the name and address of the Peak Parties and other information that will allow the EPR Parties to identify the Peak Parties in accordance with the Act.

(q)                                 Waiver of Trial by Jury.  The Peak Parties and the EPR Parties hereby waive trial by jury in any court action or proceeding to which they may be parties, arising out of, in connection with or in any way pertaining to, this Agreement or any other documents evidencing or securing the Loan.  It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such action or proceedings, including claims against parties who are not parties to this Agreement, in each case whether now existing or hereafter arising.  This waiver is knowingly, willingly and voluntarily made by the parties and the parties hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect.  The parties further represent and warrant that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, or have had the opportunity to be represented by independent legal counsel selected of their own free will, and

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that it have had the opportunity to discuss this waiver with counsel.   Either party may file an original counterpart or a copy of this document with any court as written evidence of the consent of the other to the waiver of its right to trial by jury.

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IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date and year first written above.

PEAK PARTIES:

PEAK RESORTS, INC.,
a Missouri corporation

By:	/s/ Timothy D. Boyd
Title:	President

HIDDEN VALLEY GOLF & SKI, INC.,
a Missouri corporation

By:	/s/ Timothy D. Boyd
Title:	President

BOSTON MILLS SKI RESORT, INC.,
an Ohio corporation

By:	/s/ Timothy D. Boyd
Title:	President

BRANDYWINE SKI RESORT, INC.,
an Ohio corporation

By:	/s/ Timothy D. Boyd
Title:	President

PAOLI PEAKS, INC.,
a Missouri corporation

By:	/s/ Timothy D. Boyd
Title:	President

SNOW CREEK, INC.,
a Missouri corporation

By:	/s/ Timothy D. Boyd
Title:	President

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JFBB SKI AREAS, INC.,
a Missouri corporation

By:	/s/ Timothy D. Boyd
Title:	President

MAD RIVER MOUNTAIN, INC.,
a Missouri corporation

By:	/s/ Timothy D. Boyd
Title:	President

SNH DEVELOPMENT, INC.,
a Missouri corporation

By:	/s/ Timothy D. Boyd
Title:	President

L.B.O. HOLDINGS, INC.,
a Maine corporation

By:	/s/ Timothy D. Boyd
Title:	President

MOUNT SNOW, LTD.,
a Vermont corporation

By:	/s/ Timothy D. Boyd
Title:	President

DELTRECS, INC.,
an Ohio corporation

By:	/s/ Timothy D. Boyd
Title:	President

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SYCAMORE LAKE, INC.,
an Ohio corporation

By:	/s/ Timothy D. Boyd
Title:	President

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EPR PARTIES:

EPT CROTCHED MOUNTAIN, INC.
a Missouri corporation

By:	/s/ Gregory K. Silvers
Gregory K. Silvers, Vice President

EPT MOUNT SNOW, INC.,
a Delaware corporation

By:	/s/ Gregory K. Silvers
Gregory K. Silvers, Vice President

EPT MOUNT ATTITASH, INC.,
a Delaware corporation

By:	/s/ Gregory K. Silvers
Gregory K. Silvers, Vice President

EPT SKI PROPERTIES, INC.,
a Delaware corporation

By:	/s/ Gregory K. Silvers
Gregory K. Silvers, Vice President

CROTCHED MOUNTAIN PROPERTIES, LLC, a New Hampshire limited liability company

By:	/s/ Gregory K. Silvers
Gregory K. Silvers, Vice President

EPT MAD RIVER, INC.,
a Missouri corporation

By:	/s/ Gregory K. Silvers
Gregory K. Silvers, Vice President

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EXHIBIT A

DEFINITIONS

“Alpine Valley Note” shall mean the promissory note attached hereto as Exhibit B.

“Alpine Valley Security Documents” shall mean collectively, an amended and restated Mortgage for the property commonly referred to “Alpine Valley”, with such modifications as the EPR Parties may reasonably require in their discretion, together with such security agreements and UCC financing statements as the EPR Parties may require in order to create and perfect a first priority lien security interest in and to Alpine Valley to secure repayment of the Notes.

“Big Boulder Security Documents” shall mean collectively, an amended and restated Mortgage for the property commonly referred to “Big Boulder”, with such modifications as the EPR Parties may reasonably require in their discretion, together with such security agreements and UCC financing statements as the EPR Parties may require in order to create and perfect a first priority lien security interest in and to Big Boulder to secure repayment of the Notes.

“Boston Mills / Brandywine Note” shall mean the promissory note attached hereto as Exhibit C.

“Boston Mills Security Documents” shall mean collectively, an amended and restated Mortgage for the property commonly referred to “Boston Mills”, with such modifications as the EPR Parties may reasonably require in their discretion, together with such security agreements and UCC financing statements as the EPR Parties may require in order to create and perfect a first priority lien security interest in and to Boston Mills to secure repayment of the Notes.

“Brandywine Security Documents” shall mean collectively, an amended and restated Mortgage for the property commonly referred to “Brandywine”, with such modifications as the EPR Parties may reasonably require in their discretion, together with such security agreements and UCC financing statements as the EPR Parties may require in order to create and perfect a first priority lien security interest in and to Brandywine to secure repayment of the Notes.

“Closing Date” shall mean the date which is not later than three (3) business days following the Peak IPO, or such earlier time as the Parties may agree; provided however that the Closing Date shall occur no later than six (6) months following the Effective Date

“Crotched Mountain Membership Interest Purchase Agreement” shall mean that certain membership interest purchase agreement attached hereto as Exhibit D.

“Crotched Mountain Release Documents” shall mean releases of any and all Crotched Mountain Security Documents, in form and in form and content reasonably acceptable to the EPR Parties and the Peak Parties.

“Crotched Mountain Release Threshold” shall mean a payment of a principal amount of the Peak Parties indebtedness with respect to the property commonly referred to as “Crotched Mountain”,

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in the amount of $11,376,148, plus any accrued and unpaid interest, and any related fees or other expenses, if and to the extent applicable.

“Crotched Mountain Security Documents” shall mean any and all mortgages, security agreements, deeds of trust, or UCC financing statement encumbering or affecting the property commonly referred to as “Crotched Mountain”.

“Defeasance Fee” shall mean an amount equal to:

The lesser of $5,000,000 or an amount equal to:

(a)                                 $2,000,000 plus an amount equal to:

(b)                                 $3,000,000 multiplied by a percentage calculated as follows:

(i)                                     the numerator shall equal the Payoff Amount minus the Mount Snow Development Release Threshold; and

(ii)                                  the denominator shall equal the Total Release Threshold.

For example, if the Peak IPO yields a Pay-Off Amount of $66,732,839 (which approximates the present Mount Snow Development Release Threshold plus the Crotched Mountain Release Threshold plus the Mount Attitash Release Threshold), then the Defeasance Fee payable hereunder would be $4,146,800 calculated as follows:

$66,732,839 (Pay-Off Amount)

-$42,906,691 (Mount Snow Development Release Threshold)

$23,826,148 (Net Pay-Off on Release Properties)

$23,826,148

/ $33,293,018 Total Release Threshold

= 71.56%

$3,000,000 * 71.56% = $2,146,800

$2,146,800 + $2,000,000 = $4,146,800

“EB-5 Consent Agreement” shall mean that certain Modification and Consent Agreement dated July 26, 2013 by and between Peak, Mount Snow, LTD., and EPT Mount Snow, Inc.

“EPR Parties” means, collectively, EPT CROTCHED MOUNTAIN, INC., a Missouri corporation, EPT MOUNT SNOW, INC., a Delaware corporation, EPT MOUNT ATTITASH, INC., a Delaware corporation, EPT SKI PROPERTIES, INC., a Delaware corporation, CROTCHED MOUNTAIN PROPERTIES, LLC, a New Hampshire limited liability company and EPT MAD RIVER, INC., a Missouri corporation.

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“Hidden Valley Release Documents” shall mean releases of any and all Hidden Valley Security Documents, in form and in form and content reasonably acceptable to the EPR Parties and the Peak Parties.

“Hidden Valley Release Threshold” shall mean (a) a payment of a principal amount of the Peak Parties indebtedness with respect to the property commonly referred to as “Hidden Valley”, in the amount of $4,999,146.71, plus any accrued and unpaid interest, and any related fees or other expenses, if and to the extent applicable; plus (b) plus the Paoli Peaks Release Threshold.

“Hidden Valley Security Documents” shall mean any and all mortgages, security agreements, deeds of trust, or UCC financing statement encumbering or affecting the property commonly referred to as “Hidden Valley”.

“Jack Frost / Big Boulder Note” shall mean the promissory note attached hereto as Exhibit E.

“Jack Frost Security Documents” shall mean collectively, a Mortgage for the property commonly referred to “Jack Frost”, with such modifications as the EPR Parties may reasonably require in their discretion, together with such security agreements and UCC financing statements as the EPR Parties may require in order to create and perfect a first priority lien security interest in and to Jack Frost to secure repayment of the Notes.

“Mad River Lease Amendment” shall mean the lease amendment attached hereto as Exhibit F.

“Master Cross-Default Agreement” shall mean the Master Cross Default Agreement attached hereto as Exhibit G.

“Master Debt Service Agreement” shall mean the Mean the Master Debt Service Agreement attached hereto as Exhibit H.

“Master Guaranty Agreement” shall mean that certain Master Guaranty Agreement attached hereto as Exhibit I.

“Master Loan Agreement” shall mean the Master Loan Agreement attached hereto as Exhibit J.

“Master Option Agreement” shall mean the Master Option Agreement attached hereto as Exhibit K.

“Master Right of First Refusal Agreement” shall mean the Master Right of First Refusal Agreement attached hereto as Exhibit L.

“Master Transaction Documents” shall mean collectively, the Master Cross-Default Agreement, Master Loan Agreement, Master Option Agreement, Master Debt Service Agreement, Master Guaranty Agreement, and Master Right of First Refusal Agreement.

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“Mortgage” shall mean a mortgage or deed of trust in the form attached hereto as Exhibit M, with such modifications as the EPR Parties’ may require, and conformed so as to be in compliance and enforceable in accordance with applicable local law.

“Mount Attitash Release Documents” shall mean releases of any and all Mount Attitash Security Documents, in form and in form and content reasonably acceptable to the EPR Parties and the Peak Parties.

“Mount Attitash Release Threshold” shall mean (a) a payment of a principal amount of the Peak Parties indebtedness with respect to the property commonly referred to as “Mount Attitash”, in the amount of $12,450,000, plus any accrued and unpaid interest, and any related fees or other expenses, if and to the extent applicable; plus (b) plus the Crotched Mountain Release Threshold.

“Mount Attitash Right of First Refusal” shall mean the Right of First Refusal Agreement (Mount Attitash) attached hereto as Exhibit N.

“Mount Attitash Security Documents” shall mean any and all mortgages, security agreements, deeds of trust, or UCC financing statement encumbering or affecting the property commonly referred to as “Mount Attitash”.

“Mount Snow Development Note” shall mean that certain Promissory Note (Mount Snow Development Land Loan) dated April 4, 2007 in favor of Lender in the original principal amount of Twenty-Five Million Dollars ($25,000,000.00) (the “Original Development Note”), as modified pursuant to (i) Modification Agreement dated April 1, 2010, which extended the maturity date of the Original Development Note and increased the Development Loan to Forty-One Million Dollars ($41,000,000.00); (ii) Second Modification Agreement dated July 13, 2012; and (iii) Third Modification Agreement dated April 1, 2013, which extended the maturity date of the indebtedness.

“Mount Snow Development Release Threshold” shall mean the outstanding balance of principal and interest pursuant to the Mount Snow Development Note.

“Mount Snow Note” shall mean the promissory note attached hereto as Exhibit O.

“Mount Snow Security Documents” shall mean collectively, (i) a Mortgage for the property commonly referred to “Mount Snow”, with such modifications as the EPR Parties may reasonably require in their discretion, together with such security agreements and UCC financing statements as the EPR Parties may require in order to create and perfect a first priority lien security interest in and to Mount Snow to secure repayment of the Notes; and (ii) an agreement with respect to the EB-5 Consent Agreement confirming the continued validity and effectiveness with respect to the transactions contemplated in the EB-5 Consent Agreement in form and content acceptable to the parties.

“Mutual Termination of Ancillary Documents and Release” shall mean the Mutual Termination of Ancillary Documents and Release in the form attached hereto as Exhibit P.

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“Notes” shall mean collectively, the Boston Mills / Brandywine Note, the Mount Snow Note, the Jack Frost / Big Boulder Note, and the Alpine Valley Note.

“Parties” shall mean collectively the EPR Parties and the Peak Parties.

“Paoli Peaks Release Documents” shall mean releases of any and all Paoli Peaks Security Documents, in form and in form and content reasonably acceptable to the EPR Parties and the Peak Parties.

“Paoli Peaks Release Threshold” shall mean (a) a payment of a principal amount of the Peak Parties indebtedness with respect to the property commonly referred to as “Paoli Peaks”, in the amount of $3,602,395.46 plus any accrued and unpaid interest, and any related fees or other expenses, if and to the extent applicable; plus (b) plus the Snow Creek Release Threshold.

“Paoli Peaks Security Documents” shall mean any and all mortgages, security agreements, deeds of trust, or UCC financing statement encumbering or affecting the property commonly referred to as “Paoli Peaks”.

“Pay-Off Amount” shall mean up to $76,199,709.00 of the net total of all sums raised by Peak in connection with the IPO, which are paid to EPR Parties and applied toward the repayment of existing indebtedness owing by the Peak Parties to EPR Parties; provided, however, in no event shall the Pay-Off Amount be less than the Mount Snow Development Release Threshold.

“Peak Parties” means, collectively, PEAK RESORTS, INC., a Missouri corporation, HIDDEN VALLEY GOLF & SKI, INC., a Missouri corporation, BOSTON MILLS SKI RESORT, INC., an Ohio corporation, BRANDYWINE SKI RESORT, INC., an Ohio corporation, PAOLI PEAKS, INC., a Missouri corporation, SNOW CREEK, INC., a Missouri corporation, JFBB SKI AREAS, INC., a Missouri corporation, MAD RIVER MOUNTAIN, INC., a Missouri corporation, SNH DEVELOPMENT, INC., a Missouri corporation, L.B.O. HOLDINGS, INC., a Maine corporation, MOUNT SNOW, LTD., a Vermont corporation, DELTRECS, INC., an Ohio corporation, SYCAMORE LAKE, INC., an Ohio corporation.

“Post-Closing Agreement” shall mean the Post-Closing Agreement by and between Mount Snow, Ltd., and EPT Mount Snow, Inc., in the form attached hereto as Exhibit Q.

“Release of Guaranty” shall mean the Release of Guaranty in the form attached hereto as Exhibit R.

“Required Legal Opinions” shall mean such legal opinions with respect to the Master Transaction Documents and the Security Documents as the EPR Parties shall require, in form and content acceptable to the EPR Parties in their discretion.

“Required Title Downdates” shall mean, with respect to the Security Documents, endorsements to the EPR Parties’ existing policies of title insurance, bringing forward the date of such policies to the Closing Date (or in the case of the Snow Creek Security Documents, the Hidden Valley Security Documents, the Mount Attitash Security Documents, the Paoli Peaks Security

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Documents, and the Crotched Mountain Security Documents, if title downdates are required pursuant to Section 2(f) hereof, such Required Title Downdates shall be dated as of the date on which such Security Documents are amended in accordance with Section 2(f)), in form and content acceptable to the EPR Parties in their discretion.

“Security Documents” shall mean, collectively, the Snow Creek Security Documents, the Hidden Valley Security Documents, the Mount Attitash Security Documents, the Paoli Peaks Security Documents, the Crotched Mountain Security Documents, the Boston Mills Security Documents, the Brandywine Security Documents, the Big Boulder Security Documents, the Alpine Valley Security Documents, the Jack Frost Security Documents, and the Mount Snow Security Documents.

“Snow Creek Release Documents” shall mean releases of any and all Snow Creek Security Documents, in form and in form and content reasonably acceptable to the EPR Parties and the Peak Parties.

“Snow Creek Release Threshold” shall mean (a) a payment of a principal amount of the Peak Parties indebtedness with respect to the property commonly referred to as “Snow Creek”, in the amount of $865,327.37 plus any accrued and unpaid interest, and any related fees or other expenses, if and to the extent applicable; plus (b) plus the Mount Attitash Release Threshold.

“Snow Creek Security Documents” shall mean any and all mortgages, security agreements, deeds of trust, or UCC financing statement encumbering or affecting the property commonly referred to as “Snow Creek”.

“Total Release Threshold” shall equal the total of the Crotched Mountain Release Threshold, the Mount Attitash Release Threshold, the Snow Creek Release Threshold, the Paoli Peaks Release Threshold, and the Hidden Valley Release Threshold, approximating $33,293,018.

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EXHIBIT B

AMENDED AND RESTATED PROMISSORY NOTE

(Alpine Valley)

$4,550,000.00	, 20

FOR VALUE RECEIVED, PEAK RESORTS, INC., a Missouri corporation and SYCAMORE LAKE, INC., an Ohio corporation (collectively, jointly and severally, “Borrower”), hereby promise to pay to the order of EPT SKI PROPERTIES, INC., a Delaware corporation (together with any and all of its successors and assigns and/or any other holder of this Note, “Lender”), without offset, in immediately available funds in lawful money of the United States of America, at 909 Walnut Street, Suite 200, Kansas City, Missouri 64106, the principal sum of FOUR MILLION FIVE HUNDRED FIFTY THOUSAND AND NO 100 DOLLARS ($4,550,000.00) together with interest on the unpaid principal balance of this Note as hereinafter provided.  Interest shall be calculated on the basis of a 360 day year.

Section 1               Payment.  Commencing on                                  , 20    , and continuing on the same day of each month thereafter until the Maturity Date, the Borrower shall pay interest only on the unpaid principal balance of this Note at the rate of interest set forth in Section 3 below.  The entire principal balance of this Note, together with all accrued and unpaid interest and all other amounts payable hereunder shall be due and payable in full on                                  , 20     [20 years following date of Note] (the “Maturity Date”), the final maturity of this Note.

Section 2               Security; Loan Documents.  This Note evidences a loan made by Lender to the Borrower pursuant to a Master Loan Agreement of even date herewith, by and between the Borrower and Lender (as amended, modified or supplemented from time to time, the “Loan Agreement”).  This Note shall be secured by (a) that certain Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (as the same may from time to time be amended, restated, modified or supplemented, the “Mortgage”), of even date herewith, from Sycamore Lake, Inc., to Lender, conveying and encumbering certain real and personal property more particularly described therein and located in Munson, Ohio, and commonly known as the Alpine Valley Ski Resort (the “Property”);  and (b) the Master Debt Service Reserve and Security Agreement (as the same may from time to time be amended, restated, modified or supplemented, the “Debt Service Agreement”) by and between Lender and Borrower of even date herewith.  This Note, the Mortgage, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the “Loan”), as the same may from time to time be amended, restated, modified or supplemented, are herein sometimes called individually a “Loan Document” and together the “Loan Documents.”

Section 3               Interest Rate.

(a) Initial Rate.  The unpaid principal balance of this Note from day to day outstanding shall initially bear interest at a rate of percent (            %) per annum.(1)

(b) Annual Rate Adjustment.  On                                  , 20    , and on the first day of                        of each year thereafter (the “Adjustment Date”) until the Maturity Date, the rate of interest shall be increased each year by the lesser of the following: (x) three (3) times the percentage increase in the CPI (as hereinafter defined) from the CPI in effect on the applicable Adjustment Date over the CPI in effect on the immediately preceding Adjustment Date, in each case rounded to the nearest one-hundredth of a percent; or (y) one and one-half percent (1.5%) (i.e., the rate of interest shall be increased to an

(1)  Interest Rate will be that in effect on the Closing Date under the current applicable note, and escalation date will be December 1st.

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amount equal to the rate of interest in the previous year multiplied by 1.015).  For the purposes hereof, “CPI” shall mean the Consumer Price Index for all Urban Consumers, U.S. City Average, published by the Bureau of Labor Statistics of the United States Department of Labor (base year 1982-84=100).

(c) Past Due Rate.  Any principal of, and to the extent permitted by applicable law, any interest on this Note, and any other sum payable hereunder, which is not paid when due (without regard to any applicable grace periods), shall bear interest, from the date due and payable until paid, payable on demand, at a rate per annum (the “Past Due Rate”) equal to the per annum interest rate from time to time publicly announced by Citibank, N.A., New York, New York as its base rate, plus four percent (4%), but in no event shall the Past Due Rate ever be less than the rate of interest set forth in subsection (a) above, (as adjusted pursuant to subsection (b) above and sometimes referred to herein as the “standard rate of interest”) plus 200 basis points (2.00%).  If Citibank, N.A. discontinues reporting a base rate, then the base rate shall be such other base rate as Lender designates to be the successor base rate.

Section 4               Prepayment.  Borrower shall have no right to prepay all or any part of the principal of this Note prior to its scheduled Maturity Date without Lender’s consent, which consent shall be held by Lender in its sole discretion.

Section 5               Late Charges.  If Borrower shall fail to make any payment under the terms of this Note (other than the payment due at maturity) within fifteen (15) days after the date such payment is due, Borrower shall pay to Lender on demand a late charge equal to four percent (4%) of the amount of such payment.  Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment.  The late charge is imposed for the purpose of defraying the expenses of Lender incident to handling such delinquent payment.  This charge shall be in addition to, and not in lieu of, any other amount that Lender may be entitled to receive or action that Lender may be authorized to take as a result of such late payment.

Section 6               Certain Provisions Regarding Payments.  All payments made under this Note shall be applied, to the extent thereof, to late charges, to accrued but unpaid interest, to unpaid principal, and to any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion, any instructions from Borrower or anyone else to the contrary notwithstanding.  Remittances shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and shall be accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by Lender of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way (a) waive or excuse the existence of an Event of Default (as hereinafter defined), (b) waive, impair or extinguish any right or remedy available to Lender hereunder or under the other Loan Documents, or (c) waive the requirement of punctual payment and performance or constitute a novation in any respect.  Payments received after 2:00 o’clock p.m. central standard time shall be deemed to be received on, and shall be posted as of, the following business day.  Whenever any payment under this Note or any other Loan Document falls due on a Saturday, a Sunday or another day on which the offices of Lender are not open for the conduct of its banking business at the place where this Note is payable, such payment may be made on the next succeeding day on which the offices of Lender are open for such business.

Section 7               Events of Default.  The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note:

(a)           Borrower fails to pay when and as due and payable any amounts payable by Borrower to Lender under the terms of this Note and such amount remains unpaid beyond a period of ten (10) days after written notice of such default is given by Lender to Borrower.

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(b)           Any covenant, agreement or condition in this Note is not fully and timely performed, observed or kept, subject to any applicable grace or cure period set forth in the Loan Documents.

(c)           An Event of Default (as therein defined) occurs under any of the Loan Documents other than this Note (subject to any applicable grace or cure period), including without limitation the Mortgage and Loan Agreement.

Section 8               Remedies.  Upon the occurrence of an Event of Default, Lender may at any time thereafter exercise any one or more of the following rights, powers and remedies:

(a)           Lender may accelerate the Maturity Date and declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts payable hereunder and under the other Loan Documents, at once due and payable, and upon such declaration the same shall at once be due and payable.

(b)           Lender may set off the amount due against any and all accounts, credits, money, securities or other property now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower.

(c)           Lender may exercise any of its other rights, powers and remedies under the Loan Documents or at law or in equity.

Section 9               Remedies Cumulative.  All of the rights and remedies of Lender under this Note and the other Loan Documents are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights and remedies.  No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time.  No failure by Lender to exercise, nor delay in exercising, any right or remedy shall operate as a waiver of such right or remedy or as a waiver of any Event of Default.

Section 10             Costs and Expenses of Enforcement.  Borrower agrees to pay to Lender on demand all costs and expenses incurred by Lender in seeking to collect this Note or to enforce any of Lender’s rights and remedies under the Loan Documents, including court costs and reasonable attorneys’ fees and expenses, whether or not suit is filed hereon, or whether in connection with bankruptcy, insolvency or appeal.

Section 11             Service of Process.  Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Peak Resorts, Inc., at its address specified in the Loan Agreement. Borrower irrevocably agrees that such service shall be deemed to be service of process upon each party executing this Note as Borrower in any such suit, action, or proceeding.  Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions, subject to any provision or agreement for arbitration or dispute resolution set forth in the Loan Agreement.

Section 12             Heirs, Successors and Assigns.  The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and

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assigns of the parties.  The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents.

Section 13             General Provisions.  Time is of the essence with respect to Borrower’s obligations under this Note.  Borrower and each party executing this Note as Borrower hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the state and county in which the Property is located for the enforcement of any and all obligations under this Note and the other Loan Documents; (f) agree that their liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (g) hereby subordinate to the Loan and the Loan Documents any and all rights against Borrower and any security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full.  A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.  This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought.  Captions and headings in this Note are for convenience only and shall be disregarded in construing it.  This Note and its validity, enforcement and interpretation shall be governed by the laws of the State of Missouri (without regard to any principles of conflicts of laws) and applicable United States federal law.  Whenever a time of day is referred to herein, unless otherwise specified such time shall be the local time of the place where payment of this Note is to be made.  The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”

Section 14             Notices.  Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the terms of the Loan Agreement regarding notices.

Section 15             Amended and Restated Note.  This Promissory Note consolidates, amends, renews, restates and supercedes that certain Second Amended and Restated Promissory Note (Alpine Valley) dated November 19, 2012 in favor of Lender in the original principal amount of FIVE MILLION FIFTY THOUSAND AND NO 100 DOLLARS ($5,050,000.00) (the “Prior Note”).  The Borrower and the Lender intend that the indebtedness reflected by this Promissory Note shall continue to be fully and completely secured by all liens originally given as security for the Prior Note, according to the same perfection and priority.  This instrument constitutes a consolidation, amendment and renewal, and not a novation, of the Prior Note.

Section 16.            Joint and Several Liability.  The liabilities and obligations of each of the undersigned shall be joint and several liabilities and obligations.  The joint and several obligations of each of the undersigned under this Note shall be absolute and unconditional and shall remain in full force and effect until the entire principal, interest, penalties, premiums and late charges, if any, on this Note and all

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additional payments, if any, due pursuant to any other Loan Document (collectively, the “Obligations”) shall have been paid and, until such payment has been made, shall not be discharged, affected, modified or impaired on the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of any of the undersigned: (a) the waiver, compromise, settlement, release, termination or amendment (including, without limitation, any extension or postponement of the time for payment or performance or renewal or refinancing) of any or all of the Obligations or agreements of any of the undersigned under this Note or any other Loan Document; (b) the failure to give notice to any or all of the undersigned of the occurrence of a default under the terms and provisions of this Note or any other Loan Document; (c) the release, substitution or exchange by the holder of this note of any collateral securing any of the Obligations (whether with or without consideration) or the acceptance by the holder of this Note of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any nonperfection or other impairment of any collateral; (d) the release of any person primarily or secondarily liable for all or any part of the Obligations, whether by Lender or any other holder of the note or in connection with any voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or similar event or proceeding affecting any or all of the undersigned or any other person or entity who, or any of whose property, shall at the time in question be obligated in respect of the Obligations or any part thereof; or (e) to the extent permitted by law, any other event, occurrence, action or circumstance that would, in the absence of this clause, result in the release or discharge of any or all of the undersigned from the performance or observance of any obligation, covenant or agreement contained in this Note.  The joint and several Obligations of the undersigned to Lender under this Note shall remain in full force and effect (or be reinstated) until Lender has received payment in full of all Obligations and the expiration of any applicable preference or similar period pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law, or at law or equity, without any claim having been made before the expiration of such period asserting an interest in all or any part of any payment(s) received by Lender. The undersigned expressly agree that Lender shall not be required first to institute any suit or to exhaust its remedies against any of the undersigned or any other person or party to become liable hereunder or against any collateral, in order to enforce this Note; and expressly agree that, notwithstanding the occurrence of any of the foregoing, the undersigned shall be and remain, directly and primarily liable for all sums due under this note and under the loan documents.  On disposition by Lender of any property encumbered by any collateral, the undersigned shall be and shall remain jointly and severally liable for any deficiency.

Section 17.            Authority.  Each of the undersigned representatives of Borrower represent that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Mortgage, and the other Loan Documents and they constitute the valid and binding obligations of Borrower.

Section 18             No Usury.  It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents.  If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other indebtedness secured by the Mortgage, and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new

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documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.  All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE.  TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND LENDER HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL LOAN AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

Borrower:

PEAK RESORTS, INC.,
a Missouri corporation

By:
Stephen J. Mueller, Vice President

SYCAMORE LAKE, INC.,
an Ohio corporation

By:
Stephen J. Mueller, Vice President

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EXHIBIT C

AMENDED AND RESTATED PROMISSORY NOTE

(Boston Mills/Brandywine)

$23,293,296.00(1)	, 20

FOR VALUE RECEIVED, PEAK RESORTS, INC., a Missouri corporation, BOSTON MILLS SKI RESORT, INC., an Ohio corporation, BRANDYWINE SKI RESORT, INC., an Ohio corporation, and DELTRECS, INC., an Ohio corporation (collectively, jointly and severally, “Borrower”), hereby promise to pay to the order of EPT SKI PROPERTIES, INC., a Delaware corporation (together with any and all of its successors and assigns and/or any other holder of this Note, “Lender”), without offset, in immediately available funds in lawful money of the United States of America, at 909 Walnut Street, Suite 200, Kansas City, Missouri 64106, the principal sum of TWENTY-THREE MILLION TWO HUNDRED NINETY-THREE THOUSAND TWO HUNDRED NINETY-SIX AND NO 100 DOLLARS ($23,293,296.00) together with interest on the unpaid principal balance of this Note as hereinafter provided.  Interest shall be calculated on the basis of a 360 day year.

Section 1                                              Payment.  Commencing on                                  , 20    , and continuing on the same day of each month thereafter until the Maturity Date, the Borrower shall pay interest only on the unpaid principal balance of this Note at the rate of interest set forth in Section 3 below.  The entire principal balance of this Note, together with all accrued and unpaid interest and all other amounts payable hereunder shall be due and payable in full on                                  , 20     [20 years following date of Note] (the “Maturity Date”), the final maturity of this Note.

Section 2                                              Security; Loan Documents.  This Note evidences a loan made by Lender to the Borrower pursuant to a Master Loan Agreement of even date herewith, by and between the Borrower and Lender (as amended, modified or supplemented from time to time, the “Loan Agreement”).  This Note shall be secured by (a) that certain Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (as the same may from time to time be amended, restated, modified or supplemented, the “Boston Mills Mortgage”), of even date herewith, from Boston Mills Ski Resort, Inc., to Lender, conveying and encumbering certain real and personal property more particularly described therein and located in Boston, Ohio, and commonly known as the Boston Mills Ski Resort (the “Boston Mills Property”); (b) that certain Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (as the same may from time to time be amended, restated, modified or supplemented, the “Brandywine Mortgage”, together with the Boston Mills Mortgage, the “Mortgage”), of even date herewith, from Brandywine Ski Resort, Inc., to Lender, conveying and encumbering certain real and personal property more particularly described therein and located in Sagamore Hills, Ohio, and commonly known as the Brandywine Ski Resort (the “Brandywine Property”, together with the Boston Mills Property, the “Property”); and (c) the Master Debt Service Reserve and Security Agreement (as the same may from time to time be amended, restated, modified or supplemented, the “Debt Service Agreement”) by and between Lender and Borrower of even date herewith.  This Note, the Mortgage, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the “Loan”), as the same may from time to time be

(1)  Subject to change in accordance with Section 2(f)(i) of the Restructure Agreement.

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amended, restated, modified or supplemented, are herein sometimes called individually a “Loan Document” and together the “Loan Documents.”(2)

Section 3                                              Interest Rate.

(a) Initial Rate.  The unpaid principal balance of this Note from day to day outstanding shall initially bear interest at a rate of                                                                         percent (            %) per annum.(3)

(b) Annual Rate Adjustment.  On                                  , 20    , and on the first day of                        of each year thereafter (the “Adjustment Date”) until the Maturity Date, the rate of interest shall be increased each year by the lesser of the following: (x) three (3) times the percentage increase in the CPI (as hereinafter defined) from the CPI in effect on the applicable Adjustment Date over the CPI in effect on the immediately preceding Adjustment Date, in each case rounded to the nearest one-hundredth of a percent; or (y) one and one-half percent (1.5%) (i.e., the rate of interest shall be increased to an amount equal to the rate of interest in the previous year multiplied by 1.015).  For the purposes hereof, “CPI” shall mean the Consumer Price Index for all Urban Consumers, U.S. City Average, published by the Bureau of Labor Statistics of the United States Department of Labor (base year 1982-84=100).

(c) Past Due Rate.  Any principal of, and to the extent permitted by applicable law, any interest on this Note, and any other sum payable hereunder, which is not paid when due (without regard to any applicable grace periods), shall bear interest, from the date due and payable until paid, payable on demand, at a rate per annum (the “Past Due Rate”) equal to the per annum interest rate from time to time publicly announced by Citibank, N.A., New York, New York as its base rate, plus four percent (4%), but in no event shall the Past Due Rate ever be less than the rate of interest set forth in subsection (a) above, (as adjusted pursuant to subsection (b) above and sometimes referred to herein as the “standard rate of interest”) plus 200 basis points (2.00%).  If Citibank, N.A. discontinues reporting a base rate, then the base rate shall be such other base rate as Lender designates to be the successor base rate.

Section 4                                              Prepayment.  Borrower shall have no right to prepay all or any part of the principal of this Note prior to its scheduled Maturity Date without Lender’s consent, which consent shall be held by Lender in its sole discretion.

Section 5                                              Late Charges.  If Borrower shall fail to make any payment under the terms of this Note (other than the payment due at maturity) within fifteen (15) days after the date such payment is due, Borrower shall pay to Lender on demand a late charge equal to four percent (4%) of the amount of such payment.  Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment.  The late charge is imposed for the purpose of defraying the expenses of Lender incident to handling such delinquent payment.  This charge shall be in addition to, and not in lieu of, any other amount that Lender may be entitled to receive or action that Lender may be authorized to take as a result of such late payment.

Section 6                                              Certain Provisions Regarding Payments.  All payments made under this Note shall be applied, to the extent thereof, to late charges, to accrued but unpaid interest, to unpaid principal, and to any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion, any instructions from Borrower or anyone else to the contrary notwithstanding.  Remittances shall be made without offset, demand, counterclaim, deduction, or

(2)  May also be secured by mortgages on Snow Creek, Hidden Valley, Paoli Peaks, Mt. Attitash, and Crotched Mountain in the vent the Pay Off Amount does not meet or exceed the required Thresholds set forth in the Restructure Agreement.

(3)  Interest Rate will be that in effect on the Closing Date under the current applicable note, and escalation dates will track escalation dates under the current applicable note.

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recoupment (each of which is hereby waived) and shall be accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by Lender of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way (a) waive or excuse the existence of an Event of Default (as hereinafter defined), (b) waive, impair or extinguish any right or remedy available to Lender hereunder or under the other Loan Documents, or (c) waive the requirement of punctual payment and performance or constitute a novation in any respect.  Payments received after 2:00 o’clock p.m. central standard time shall be deemed to be received on, and shall be posted as of, the following business day.  Whenever any payment under this Note or any other Loan Document falls due on a Saturday, a Sunday or another day on which the offices of Lender are not open for the conduct of its banking business at the place where this Note is payable, such payment may be made on the next succeeding day on which the offices of Lender are open for such business.

Section 7                                              Events of Default.  The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note:

(a)                                 Borrower fails to pay when and as due and payable any amounts payable by Borrower to Lender under the terms of this Note and such amount remains unpaid beyond a period of ten (10) days after written notice of such default is given by Lender to Borrower.

(b)                                 Any covenant, agreement or condition in this Note is not fully and timely performed, observed or kept, subject to any applicable grace or cure period set forth in the Loan Documents.

(c)                                  An Event of Default (as therein defined) occurs under any of the Loan Documents other than this Note (subject to any applicable grace or cure period), including without limitation the Mortgage and Loan Agreement.

Section 8                                              Remedies.  Upon the occurrence of an Event of Default, Lender may at any time thereafter exercise any one or more of the following rights, powers and remedies:

(a)                                 Lender may accelerate the Maturity Date and declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts payable hereunder and under the other Loan Documents, at once due and payable, and upon such declaration the same shall at once be due and payable.

(b)                                 Lender may set off the amount due against any and all accounts, credits, money, securities or other property now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower.

(c)                                  Lender may exercise any of its other rights, powers and remedies under the Loan Documents or at law or in equity.

Section 9                                              Remedies Cumulative.  All of the rights and remedies of Lender under this Note and the other Loan Documents are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights and remedies.  No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time.  No failure by Lender to

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exercise, nor delay in exercising, any right or remedy shall operate as a waiver of such right or remedy or as a waiver of any Event of Default.

Section 10                                       Costs and Expenses of Enforcement.  Borrower agrees to pay to Lender on demand all costs and expenses incurred by Lender in seeking to collect this Note or to enforce any of Lender’s rights and remedies under the Loan Documents, including court costs and reasonable attorneys’ fees and expenses, whether or not suit is filed hereon, or whether in connection with bankruptcy, insolvency or appeal.

Section 11                                       Service of Process.  Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Peak Resorts, Inc., at its address specified in the Loan Agreement. Borrower irrevocably agrees that such service shall be deemed to be service of process upon each party executing this Note as Borrower in any such suit, action, or proceeding.  Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions, subject to any provision or agreement for arbitration or dispute resolution set forth in the Loan Agreement.

Section 12                                       Heirs, Successors and Assigns.  The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties.  The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents.

Section 13                                       General Provisions.  Time is of the essence with respect to Borrower’s obligations under this Note.  Borrower and each party executing this Note as Borrower hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the state and county in which the Property is located for the enforcement of any and all obligations under this Note and the other Loan Documents; (f) agree that their liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (g) hereby subordinate to the Loan and the Loan Documents any and all rights against Borrower and any security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full.  A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.  This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought.  Captions and headings in this Note are for convenience only and shall be disregarded in construing it.  This Note and its validity, enforcement and interpretation shall be governed by the laws of the State of Missouri (without regard to any principles of conflicts of laws) and applicable United States federal law.  Whenever a time of day is

5

referred to herein, unless otherwise specified such time shall be the local time of the place where payment of this Note is to be made.  The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”

Section 14                                       Notices.  Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the terms of the Loan Agreement regarding notices.

Section 15                                       Amended and Restated Note.  This Promissory Note, together with the Amended and Restated Promissory Note (Jack Frost/Big Boulder) of even date herewith, consolidates, amends, renews, restates and supercedes that certain Fifth Amended and Restated Promissory Note dated July 13, 2012 in favor of Lender in the original principal amount of FIFTY-SIX MILLION SEVEN THOUSAND EIGHT HUNDRED AND NO 100 DOLLARS ($56,007,800.00) (the “Prior Note”).  The Borrower and the Lender intend that the indebtedness reflected by this Promissory Note shall continue to be fully and completely secured by all liens originally given as security for the Prior Note, according to the same perfection and priority.  This instrument constitutes a consolidation, amendment and renewal, and not a novation, of the Prior Note.

Section 16.                                    Joint and Several Liability.  The liabilities and obligations of each of the undersigned shall be joint and several liabilities and obligations.  The joint and several obligations of each of the undersigned under this Note shall be absolute and unconditional and shall remain in full force and effect until the entire principal, interest, penalties, premiums and late charges, if any, on this Note and all additional payments, if any, due pursuant to any other Loan Document (collectively, the “Obligations”) shall have been paid and, until such payment has been made, shall not be discharged, affected, modified or impaired on the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of any of the undersigned: (a) the waiver, compromise, settlement, release, termination or amendment (including, without limitation, any extension or postponement of the time for payment or performance or renewal or refinancing) of any or all of the Obligations or agreements of any of the undersigned under this Note or any other Loan Document; (b) the failure to give notice to any or all of the undersigned of the occurrence of a default under the terms and provisions of this Note or any other Loan Document; (c) the release, substitution or exchange by the holder of this note of any collateral securing any of the Obligations (whether with or without consideration) or the acceptance by the holder of this Note of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any nonperfection or other impairment of any collateral; (d) the release of any person primarily or secondarily liable for all or any part of the Obligations, whether by Lender or any other holder of the note or in connection with any voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or similar event or proceeding affecting any or all of the undersigned or any other person or entity who, or any of whose property, shall at the time in question be obligated in respect of the Obligations or any part thereof; or (e) to the extent permitted by law, any other event, occurrence, action or circumstance that would, in the absence of this clause, result in the release or discharge of any or all of the undersigned from the performance or observance of any obligation, covenant or agreement contained in this Note.  The joint and several Obligations of the undersigned to Lender under this Note shall remain in full force and effect (or be reinstated) until Lender has received payment in full of all Obligations and the expiration of any applicable preference or similar period pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law, or at law or equity, without any claim having been made before the expiration of such period asserting an interest in all or any part of any payment(s) received by Lender. The undersigned expressly agree that Lender shall not be required first to institute any suit or to exhaust its remedies against any of the undersigned or any other person or party to become liable hereunder or against any collateral, in order to enforce this Note; and expressly agree that, notwithstanding the occurrence of any of the foregoing, the undersigned shall be and remain, directly and

6

primarily liable for all sums due under this note and under the loan documents.  On disposition by Lender of any property encumbered by any collateral, the undersigned shall be and shall remain jointly and severally liable for any deficiency.

Section 17.                                    Authority.  Each of the undersigned representatives of Borrower represent that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Mortgage, and the other Loan Documents and they constitute the valid and binding obligations of Borrower.

Section 18                                       No Usury.  It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents.  If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other indebtedness secured by the Mortgage, and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.  All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE.  TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND LENDER HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL LOAN AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

Borrower:

PEAK RESORTS, INC.,
a Missouri corporation

By:
Stephen J. Mueller, Vice President

BOSTON MILLS SKI RESORT, INC.,
an Ohio corporation

By:
Stephen J. Mueller, Vice President

BRANDYWINE SKI RESORT, INC.,
an Ohio corporation

By:
Stephen J. Mueller, Vice President

DELTRECS, INC.,
an Ohio corporation

By:
Stephen J. Mueller, Vice President

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EXHIBIT D

MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”), dated as of [                      ], is entered into between EPT CROTCHED MOUNTAIN, INC., a Missouri corporation located at 909 Walnut Street, Suite 200, Kansas City, MO 64106 (the “Seller”), and PEAK RESORTS, INC., a Missouri corporation located at 17409 Hidden Drive, Wildwood, MO 63025 (the “Buyer”).

WHEREAS, Seller owns all outstanding membership interests (the “Membership Interests”) of Crotched Mountain Properties, LLC, a New Hampshire limited liability company (the “Company”); and

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Membership Interests, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 2), Seller shall sell, transfer and assign to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in and to the Membership Interests. The aggregate purchase price for the Membership Interests shall be Four Hundred and Four Thousand One Hundred Fifteen and 00/100 Dollars ($404,115.00) (the “Purchase Price”).

2.                                      Closing. Subject to the terms and conditions contained in this Agreement, the purchase and sale of the Membership Interests contemplated hereby shall take place at a closing (the “Closing”) to be held remotely via the electronic exchange of documents and signatures on [                                ] (the “Closing Date”). At the Closing, Buyer shall deliver to Seller the Purchase Price by wire transfer of immediately available funds to an account designated in writing by Seller to Buyer.

3.                                      Closing Conditions.

(a)                                 The obligation of Seller to sell, transfer and assign the Membership Interests to Buyer hereunder is subject to the satisfaction or waiver of the following conditions as of the Closing:

(i)                                     the representations and warranties of Buyer in Section 5 hereof shall be true and correct on and as of the Closing Date with the same effect as though made at and as of such date;

(ii)                                  Buyer shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

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(iii)                               Buyer shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the transactions contemplated herein;

(iv)                              Seller shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in this Section 3(a) have been satisfied; and

(v)                                 Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby.

(b)                                 The obligation of Buyer to purchase the Membership Interests from Seller is subject to the satisfaction or waiver of the following conditions as of the Closing:

(i)                                     the representations and warranties of Seller in Section 4 shall be true and correct on and as of the Closing Date with the same effect as though made at and as of such date;

(ii)                                  Seller shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

(iii)                               Seller shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the transactions contemplated herein;

(iv)                              Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in this Section 3(a) have been satisfied; and

(v)                                 Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby.

4.                                      Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as follows:

(a)                                 Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri.

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(b)                                 Seller has all requisite power and authority to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. Seller has obtained all necessary corporate approvals for the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and (assuming due authorization, execution and delivery by Buyer) constitutes Seller’s legal, valid and binding obligation, enforceable against Seller in accordance with its terms.

(c)                                  The Seller is the sole member of the Company and the Membership Interests are owned by Seller, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (“Encumbrances”). Upon consummation of the transactions contemplated by this Agreement, Buyer shall own the Membership Interests, free and clear of all Encumbrances.

(d)                                 The execution, delivery and performance by Seller of this Agreement do not conflict with, violate or result in the breach of, or create any Encumbrance on the Membership Interests pursuant to, any agreement, instrument, order, judgment, decree, law or governmental regulation to which Seller is a party or is subject or by which the Membership Interests are bound.

(e)                                  No governmental, administrative or other third party consents or approvals are required by or with respect to Seller in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(f)                                   There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of Seller, threatened against or by Seller that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(g)                                  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

5.                                      Representation and Warranties of Buyer.

(a)                                 Buyer is a Missouri corporation duly organized, validly existing and in good standing under the laws of the State of Missouri.

(b)                                 Buyer has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and (assuming due authorization, execution and delivery

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by Seller) this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

(c)                                  Buyer is acquiring the Membership Interests solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that the Membership Interests are not registered under the Securities Act of 1933, as amended, or any state securities laws, and that the Membership Interests may not be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

(d)                                 No governmental, administrative or other third party consents or approvals are required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(e)                                  There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of Buyer, threatened against or by Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(f)                                   No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

6.                                      Survival. All representations and warranties contained in Sections 4 and 5 hereof shall survive the execution and delivery of this Agreement and the Closing hereunder.

7.                                      Indemnification. Seller shall indemnify Buyer and hold Buyer harmless against and in respect of any and all losses, liabilities, damages, obligations, claims, Encumbrances, costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by Buyer resulting from any breach of any representation, warranty, covenant or agreement made by Seller herein.

8.                                      Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

9.                                      Termination. This Agreement may be terminated at any time prior to the Closing (a) by the mutual written consent of Buyer and Seller or (b) by either Buyer or Seller if (i) a breach of any provision of this Agreement has been committed by the other party and such breach has not been cured within [30] days following receipt by the breaching party of written notice of such breach, or (ii) the Closing does not occur by [                          ]. Upon termination, all further obligations of the parties under this Agreement shall terminate without liability of any party to the other parties to this Agreement, except that no such termination shall relieve any party from liability for any fraud or willful breach of this Agreement.

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10.                               Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

11.                               Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the parties at the addresses set forth on the first page of this Agreement (or to such other address that may be designated by the receiving party from time to time in accordance with this section). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), facsimile or e-mail of a PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving party, and (b) if the party giving the Notice has complied with the requirements of this Section.

12.                               Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

13.                               Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed.

14.                               Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

15.                               Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

16.                               Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

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17.                               Governing Law; Submission to Jurisdiction. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Missouri without giving effect to any choice or conflict of law provision or rule (whether of the State of Missouri or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Missouri.

18.                               Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

EPT Crotched Mountain, Inc.
a Missouri corporation

By
Gregory K. Silvers, Vice President

Peak Resorts, Inc.
a Missouri corporation

By
Stephen J. Mueller, Vice President

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EXHIBIT E

AMENDED AND RESTATED PROMISSORY NOTE

(Jack Frost/Big Boulder)

$14,268,496.00	, 20

FOR VALUE RECEIVED, PEAK RESORTS, INC., a Missouri corporation and JFBB SKI AREAS, INC., an Missouri corporation (collectively, jointly and severally, “Borrower”), hereby promise to pay to the order of EPT SKI PROPERTIES, INC., a Delaware corporation (together with any and all of its successors and assigns and/or any other holder of this Note, “Lender”), without offset, in immediately available funds in lawful money of the United States of America, at 909 Walnut Street, Suite 200, Kansas City, Missouri 64106, the principal sum of FOURTEEN MILLION TWO HUNDRED SIXTY-EIGHT THOUSAND FOUR HUNDRED NINETY-SIX AND NO 100 DOLLARS ($14,268,496.00) together with interest on the unpaid principal balance of this Note as hereinafter provided.  Interest shall be calculated on the basis of a 360 day year.

Section 1                                              Payment.  Commencing on                                  , 20    , and continuing on the same day of each month thereafter until the Maturity Date, the Borrower shall pay interest only on the unpaid principal balance of this Note at the rate of interest set forth in Section 3 below.  The entire principal balance of this Note, together with all accrued and unpaid interest and all other amounts payable hereunder shall be due and payable in full on                                  , 20     [20 years following date of Note] (the “Maturity Date”), the final maturity of this Note.

Section 2                                              Security; Loan Documents.  This Note evidences a loan made by Lender to the Borrower pursuant to a Master Loan Agreement of even date herewith, by and between the Borrower and Lender (as amended, modified or supplemented from time to time, the “Loan Agreement”).  This Note shall be secured by (a) that certain Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (as the same may from time to time be amended, restated, modified or supplemented, the “Jack Frost Mortgage”), of even date herewith, from JFBB Ski Areas, Inc., to Lender, conveying and encumbering certain real and personal property more particularly described therein and located in Kidder, Pennsylvania, and commonly known as the Jack Frost Ski Resort (the “Jack Frost Property”); (b) that certain Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (as the same may from time to time be amended, restated, modified or supplemented, the “Big Boulder Mortgage”, together with the Jack Frost Mortgage, the “Mortgage”), of even date herewith, from JFBB Ski Areas, Inc., to Lender, conveying and encumbering certain real and personal property more particularly described therein and located in Kidder, Pennsylvania, and commonly known as the Big Boulder Ski Resort (the “Big Boulder Property”, together with the Jack Frost Property, the “Property”); and (c) the Master Debt Service Reserve and Security Agreement (as the same may from time to time be amended, restated, modified or supplemented, the “Debt Service Agreement”) by and between Lender and Borrower of even date herewith.  This Note, the Mortgage, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the “Loan”), as the same may from time to time be amended, restated, modified or supplemented, are herein sometimes called individually a “Loan Document” and together the “Loan Documents.”

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Section 3                                              Interest Rate.

(a) Initial Rate.  The unpaid principal balance of this Note from day to day outstanding shall initially bear interest at a rate of                                                           percent (            %) per annum.(1)

(b) Annual Rate Adjustment.  On                                  , 20    , and on the first day of                        of each year thereafter (the “Adjustment Date”) until the Maturity Date, the rate of interest shall be increased each year by the lesser of the following: (x) three (3) times the percentage increase in the CPI (as hereinafter defined) from the CPI in effect on the applicable Adjustment Date over the CPI in effect on the immediately preceding Adjustment Date, in each case rounded to the nearest one-hundredth of a percent; or (y) one and one-half percent (1.5%) (i.e., the rate of interest shall be increased to an amount equal to the rate of interest in the previous year multiplied by 1.015).  For the purposes hereof, “CPI” shall mean the Consumer Price Index for all Urban Consumers, U.S. City Average, published by the Bureau of Labor Statistics of the United States Department of Labor (base year 1982-84=100).

(c) Past Due Rate.  Any principal of, and to the extent permitted by applicable law, any interest on this Note, and any other sum payable hereunder, which is not paid when due (without regard to any applicable grace periods), shall bear interest, from the date due and payable until paid, payable on demand, at a rate per annum (the “Past Due Rate”) equal to the per annum interest rate from time to time publicly announced by Citibank, N.A., New York, New York as its base rate, plus four percent (4%), but in no event shall the Past Due Rate ever be less than the rate of interest set forth in subsection (a) above, (as adjusted pursuant to subsection (b) above and sometimes referred to herein as the “standard rate of interest”) plus 200 basis points (2.00%).  If Citibank, N.A. discontinues reporting a base rate, then the base rate shall be such other base rate as Lender designates to be the successor base rate.

Section 4                                              Prepayment.  Borrower shall have no right to prepay all or any part of the principal of this Note prior to its scheduled Maturity Date without Lender’s consent, which consent shall be held by Lender in its sole discretion.

Section 5                                              Late Charges.  If Borrower shall fail to make any payment under the terms of this Note (other than the payment due at maturity) within fifteen (15) days after the date such payment is due, Borrower shall pay to Lender on demand a late charge equal to four percent (4%) of the amount of such payment.  Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment.  The late charge is imposed for the purpose of defraying the expenses of Lender incident to handling such delinquent payment.  This charge shall be in addition to, and not in lieu of, any other amount that Lender may be entitled to receive or action that Lender may be authorized to take as a result of such late payment.

Section 6                                              Certain Provisions Regarding Payments.  All payments made under this Note shall be applied, to the extent thereof, to late charges, to accrued but unpaid interest, to unpaid principal, and to any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion, any instructions from Borrower or anyone else to the contrary notwithstanding.  Remittances shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and shall be accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by Lender of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way (a) waive or excuse the existence of an Event of Default (as hereinafter defined), (b) waive, impair or extinguish any right or remedy available to Lender hereunder or under the other Loan Documents, or (c) waive the requirement of punctual payment and performance or constitute a novation in any respect.  Payments received after

(1)  Interest Rate will be that in effect on the Closing Date under the current applicable note, and escalation dates will track escalation dates under the current applicable note.

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2:00 o’clock p.m. central standard time shall be deemed to be received on, and shall be posted as of, the following business day.  Whenever any payment under this Note or any other Loan Document falls due on a Saturday, a Sunday or another day on which the offices of Lender are not open for the conduct of its banking business at the place where this Note is payable, such payment may be made on the next succeeding day on which the offices of Lender are open for such business.

Section 7                                              Events of Default.  The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note:

(a)                                 Borrower fails to pay when and as due and payable any amounts payable by Borrower to Lender under the terms of this Note and such amount remains unpaid beyond a period of ten (10) days after written notice of such default is given by Lender to Borrower.

(b)                                 Any covenant, agreement or condition in this Note is not fully and timely performed, observed or kept, subject to any applicable grace or cure period set forth in the Loan Documents.

(c)                                  An Event of Default (as therein defined) occurs under any of the Loan Documents other than this Note (subject to any applicable grace or cure period), including without limitation the Mortgage and Loan Agreement.

Section 8                                              Remedies.  Upon the occurrence of an Event of Default, Lender may at any time thereafter exercise any one or more of the following rights, powers and remedies:

(a)                                 Lender may accelerate the Maturity Date and declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts payable hereunder and under the other Loan Documents, at once due and payable, and upon such declaration the same shall at once be due and payable.

(b)                                 Lender may set off the amount due against any and all accounts, credits, money, securities or other property now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower.

(c)                                  Lender may exercise any of its other rights, powers and remedies under the Loan Documents or at law or in equity.

Section 9                                              Remedies Cumulative.  All of the rights and remedies of Lender under this Note and the other Loan Documents are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights and remedies.  No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time.  No failure by Lender to exercise, nor delay in exercising, any right or remedy shall operate as a waiver of such right or remedy or as a waiver of any Event of Default.

Section 10                                       Costs and Expenses of Enforcement.  Borrower agrees to pay to Lender on demand all costs and expenses incurred by Lender in seeking to collect this Note or to enforce any of Lender’s rights and remedies under the Loan Documents, including court costs and reasonable attorneys’ fees and expenses, whether or not suit is filed hereon, or whether in connection with bankruptcy, insolvency or appeal.

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Section 11                                       Service of Process.  Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Peak Resorts, Inc., at its address specified in the Loan Agreement. Borrower irrevocably agrees that such service shall be deemed to be service of process upon each party executing this Note as Borrower in any such suit, action, or proceeding.  Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions, subject to any provision or agreement for arbitration or dispute resolution set forth in the Loan Agreement.

Section 12                                       Heirs, Successors and Assigns.  The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties.  The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents.

Section 13                                       General Provisions.  Time is of the essence with respect to Borrower’s obligations under this Note.  Borrower and each party executing this Note as Borrower hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the state and county in which the Property is located for the enforcement of any and all obligations under this Note and the other Loan Documents; (f) agree that their liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (g) hereby subordinate to the Loan and the Loan Documents any and all rights against Borrower and any security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full.  A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.  This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought.  Captions and headings in this Note are for convenience only and shall be disregarded in construing it.  This Note and its validity, enforcement and interpretation shall be governed by the laws of the State of Missouri (without regard to any principles of conflicts of laws) and applicable United States federal law.  Whenever a time of day is referred to herein, unless otherwise specified such time shall be the local time of the place where payment of this Note is to be made.  The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”

Section 14                                       Notices.  Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the terms of the Loan Agreement regarding notices.

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Section 15                                       Amended and Restated Note.  This Promissory Note, together with the Amended and Restated Promissory Note (Boston Mills/Brandywine) of even date herewith, consolidates, amends, renews, restates and supercedes that certain Fifth Amended and Restated Promissory Note dated July 13, 2012 in favor of Lender in the original principal amount of FIFTY-SIX MILLION SEVEN THOUSAND EIGHT HUNDRED AND NO 100 DOLLARS ($56,007,800.00) (the “Prior Note”).  The Borrower and the Lender intend that the indebtedness reflected by this Promissory Note shall continue to be fully and completely secured by all liens originally given as security for the Prior Note, according to the same perfection and priority.  This instrument constitutes a consolidation, amendment and renewal, and not a novation, of the Prior Note.

Section 16.                                    Joint and Several Liability.  The liabilities and obligations of each of the undersigned shall be joint and several liabilities and obligations.  The joint and several obligations of each of the undersigned under this Note shall be absolute and unconditional and shall remain in full force and effect until the entire principal, interest, penalties, premiums and late charges, if any, on this Note and all additional payments, if any, due pursuant to any other Loan Document (collectively, the “Obligations”) shall have been paid and, until such payment has been made, shall not be discharged, affected, modified or impaired on the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of any of the undersigned: (a) the waiver, compromise, settlement, release, termination or amendment (including, without limitation, any extension or postponement of the time for payment or performance or renewal or refinancing) of any or all of the Obligations or agreements of any of the undersigned under this Note or any other Loan Document; (b) the failure to give notice to any or all of the undersigned of the occurrence of a default under the terms and provisions of this Note or any other Loan Document; (c) the release, substitution or exchange by the holder of this note of any collateral securing any of the Obligations (whether with or without consideration) or the acceptance by the holder of this Note of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any nonperfection or other impairment of any collateral; (d) the release of any person primarily or secondarily liable for all or any part of the Obligations, whether by Lender or any other holder of the note or in connection with any voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or similar event or proceeding affecting any or all of the undersigned or any other person or entity who, or any of whose property, shall at the time in question be obligated in respect of the Obligations or any part thereof; or (e) to the extent permitted by law, any other event, occurrence, action or circumstance that would, in the absence of this clause, result in the release or discharge of any or all of the undersigned from the performance or observance of any obligation, covenant or agreement contained in this Note.  The joint and several Obligations of the undersigned to Lender under this Note shall remain in full force and effect (or be reinstated) until Lender has received payment in full of all Obligations and the expiration of any applicable preference or similar period pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law, or at law or equity, without any claim having been made before the expiration of such period asserting an interest in all or any part of any payment(s) received by Lender. The undersigned expressly agree that Lender shall not be required first to institute any suit or to exhaust its remedies against any of the undersigned or any other person or party to become liable hereunder or against any collateral, in order to enforce this Note; and expressly agree that, notwithstanding the occurrence of any of the foregoing, the undersigned shall be and remain, directly and primarily liable for all sums due under this note and under the loan documents.  On disposition by Lender of any property encumbered by any collateral, the undersigned shall be and shall remain jointly and severally liable for any deficiency.

Section 17.                                    Authority.  Each of the undersigned representatives of Borrower represent that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Mortgage, and the other Loan Documents and they constitute the valid and binding obligations of Borrower.

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Section 18                                       No Usury.  It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents.  If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other indebtedness secured by the Mortgage, and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.  All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE.  TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND LENDER HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL LOAN AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

Borrower:

PEAK RESORTS, INC.,
a Missouri corporation

By:
Stephen J. Mueller, Vice President

JFBB SKI AREAS, INC.,
a Missouri corporation

By:
Stephen J. Mueller, Vice President

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EXHIBIT F

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made as of the                day of November, 2014 (the “Effective Date”), by and between EPT MAD RIVER, INC., a Missouri corporation (“Landlord”) and MAD RIVER MOUNTAIN, INC., a Missouri corporation (“Tenant”).

RECITALS

A.                                    Reference is made to that certain Lease Agreement dated as of November 17, 2005 (the “Original Lease”), by and between Landlord and Tenant, Landlord leased to Tenant and Tenant leased from Landlord certain premises located on real property in the Village of Valley Hi, Logan County, Ohio, as more particularly described in the Original Lease.

B.                                    The Original Lease was modified and amended pursuant to that certain First Amendment to Lease dated June 30, 2006 (as further amended by this Amendment, collectively referred to herein as the “Lease”).

C.                                    Landlord and Tenant desire to enter into this Amendment to extend the term of the Lease and to establish the Annual Fixed Rent for such term as set forth below.

NOW, THEREFORE, in consideration of the above recitals, the terms, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

1.                                      Defined Terms.  Defined terms not otherwise defined herein shall have the meaning given to such term in the Lease.

2.                                      Incorporation of Recitals.  The foregoing recitals are hereby incorporated herein by reference.

3.                                      Term.  Landlord and Tenant acknowledge that the Term of the Lease is set to expire on December 31, 2026.  Landlord and Tenant agree that the Term of the Lease is hereby extended beyond its scheduled expiration date of December 31, 2026, for a period of eight additional years, commencing on January 1, 2027 (the “Extended Term Commencement Date”), and running through December 31, 2034 (the “Extended Term”) on the same terms as set forth in the Lease.  Tenant shall have no further options to extend the Lease.

4.                                      Counterparts.  This Amendment may be executed at different times and in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Amendment.  In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

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5.                                      Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon Landlord and Tenant and their respective representatives, successors and assigns.

6.                                      Affirmation of Lease.  All other terms and provisions of the Lease that are not specifically modified by this Amendment shall remain in full force and effect, unmodified by the terms of this Amendment.  All references herein or in the Lease to the “Lease” shall mean and refer to the Lease as amended by this Amendment.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed as of the day and year first above written.

“Landlord”	“Tenant”

EPT MAD RIVER, INC.,	MAD RIVER MOUNTAIN, INC.,
a Missouri corporation	a Missouri corporation

By:	By:
Name:	Name:
Title:	Title:

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GUARANTOR’S CONSENT

The undersigned Guarantor of the Lease hereby (i) acknowledges and consents to the terms of the foregoing Amendment, (ii) reaffirms the full force and effect of its Guaranty dated November 17, 2005 (the “Guaranty”), as of the day and year first above written, and (iii) agrees that the Guaranty guarantees payment and performance of all Obligations, as defined in the Guaranty, as modified pursuant to this Amendment.

PEAK RESORTS, INC.,
a Missouri corporation

By:
Name:
Title:

5

Exhibit A

6

EXHIBIT G

MASTER CROSS-DEFAULT AGREEMENT

THIS MASTER CROSS DEFAULT AGREEMENT is dated as of November       , 2014, by and among EPT SKI PROPERTIES, INC., a Delaware corporation (“EPT Ski”), and EPT MOUNT SNOW, INC., a Delaware corporation (“EPT Mount Snow”), EPT MAD RIVER, INC., a Missouri corporation (“EPT Mad River,” EPT Ski and EPT Mount Snow, collectively, “EPT Properties”) and PEAK RESORTS, INC., a Missouri corporation (“Peak”), MAD RIVER MOUNTAIN, INC., a Missouri corporation (“Mad River”), MOUNT SNOW, LTD., a Vermont corporation (“Mt. Snow”), SYCAMORE LAKE, INC., an Ohio corporation (“SYCAMORE LAKE”), DELTRECS, INC., an Ohio corporation (“Deltrecs”), BRANDYWINE SKI RESORT, INC., an Ohio corporation (“Brandywine”), BOSTON MILLS SKI RESORT, INC., an Ohio corporation (“Boston Mills”) and JFBB SKI AREAS, INC, a Missouri corporation (“JFBB”, Peak, Mad River, Sycamore Lake, Deltrecs, Brandywine and Boston Mills are collectively referred to herein as the “Borrowers”); BORROWERS, SNH DEVELOPMENT, INC., a Missouri corporation, HIDDEN VALLEY GOLF AND SKI, INC., a Missouri corporation, SNOW CREEK, INC., a Missouri corporation and PAOLI PEAKS, INC., a Missouri corporation, (collectively referred to herein as the “Guarantors”) (Borrowers and Guarantors are collectively referred to herein as the “Debtors”).

RECITALS

A.                                    EPT Properties has made or is making loans, advances and extensions of credit to the Debtors, or for their benefit, and may hereafter make further loans, advances and extensions of credit to the Debtors (all loans, advances, and extensions of credit, whether made now, in the past or in the future, are hereinafter the “Loans”).  The Loans are secured by, among other things, mortgages and deeds of trust, as applicable, and by assignments of leases, rents and contracts on that real property commonly described in Exhibit A (the real properties commonly described in Exhibit A are hereinafter the “Properties”).

B.                                    The promissory notes evidencing the Loans have been or may be executed in multiple parts and at different times.

C.                                    EPT Mad River, as landlord, and Mad River, as tenant, entered into that certain Lease Agreement dated November 15, 2005, as amended by that certain First Amendment to Lease Agreement dated June 30, 2006 and as further amended by that certain Second Amendment to Lease Agreement dated November     , 2014 (the “Lease” and the Loans are collectively referred to herein as the “Transaction Documents”).  The Transaction Documents are set forth on Exhibit B attached hereto and incorporated herein.

D.                                    EPT Properties is unwilling to extend the term of the Lease or continue credit to the Debtors under the Loans unless the Debtors each agree to provide additional security by cross-default of all Transaction Documents.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated herein by reference as though fully set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, including the inducement of EPT Properties, in its sole discretion, to extend credit to the Debtors, or any of them, it is agreed as follows:

1.                                      Definitions.  As used in this Agreement, the terms listed below shall have the following meaning:

(a)                                 Cross-Default Obligation shall mean any liability, indebtedness, or obligation of the Debtors or any of them to EPT Properties of every kind and nature, now existing or hereafter arising, whether created directly or acquired by assignment, whether matured or unmatured, whether evidenced by any lease, note, agreement, instrument, document or other evidence, including, but not limited to, those described on Exhibit A, whether or not referring to the original Security Documents or this Agreement, and any cost or expense including reasonable attorneys’ fees and expenses incurred in the collection or enforcement of any such obligation;

(b)                                 Security Document shall mean any existing or future agreement between the Debtors or any of them on the one hand, and EPT Properties, on the other hand, which creates (or provides for) a security interest in or lien in favor of EPT Properties upon any of the assets or property, tangible or intangible, real or personal, of the Debtors or any of them.  Security Document shall include all mortgages, deeds of trust, security agreements, Uniform Commercial Code financing statements, assignments of leases and rents, and every other documents of such and character.

(c)                                  Lease Documents shall mean the Lease and all amendments, extensions and modifications thereto.

2.                                      Cross-Default.  In addition to, and not in substitution, for any provisions in any of the Security Documents or in any of the promissory notes or other agreements or documents evidencing Cross-Default Obligations, the Parties agree that any default or Event of Default committed or permitted by the Debtors or any of them under any Security Document or Lease Documents shall automatically constitute a default or Event of Default under each and every one of the Security Documents and Lease Documents as if such default or Event of Default had occurred under each Security Document or Lease Documents, and shall also constitute a default of the Cross-Default Obligations as a whole, entitling EPT Properties to all of its remedies under the Security Documents and Lease Documents or at law or at equity as a consequence of such default or Event of Default.  The phrase “Event of Default” as used herein shall mean and refer to any meaning that such phrase may have in any of the Security Documents or Lease Documents, and the word “default” as used herein shall refer to any breach or violation of any Security Documents or Lease Documents or any of the documents evidencing the

Cross-Default Obligations in the event such document does not contain a defined term “Event of Default.”

3.                                      Effect on Other Agreements.  This Agreement shall constitute an amendment to each of the Security Documents now or hereafter executed and shall augment and be in addition to, and shall not be in substitution for, any provision of any Security Document or any document evidencing a Cross-Default Obligation, and shall not otherwise limit or affect the rights and remedies of EPT Properties under any such Security Document or document evidencing a Cross-Default Obligation.

4.                                      Future Loan and Leases.  EPT Properties may, in its sole and absolute discretion, make additional loans and other financing and leasing accommodations to the Debtors, all of which will be subject to the terms of this Agreement.  Notwithstanding anything to the contrary or apparently to the contrary in this Agreement, any future change in the terms of the Cross-Default Obligations, or any of them, shall require the prior written consent of EPT Properties.

5.                                      Waiver of Trial by Jury.  The Debtors each waive trial by jury in any action or proceeding brought by EPT Properties or in any counterclaim asserted by EPT Properties against the Debtors, or in any manner connected with this Agreement or any Security Document or any Cross-Default Obligation or document evidencing the same.

6.                                      Notices.  Any notice provided for or concerning this Agreement shall be in writing and deemed sufficiently given two (2) days after the date of deposit in the U.S. Mails with sufficient postage if given by registered or certified mail, or the date of actual personal delivery to the following address:

To EPT Properties:	EPT Ski Properties, Inc.
c/o EPR Properties
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
Attn:

With a copy to:	Stinson Leonard Street LLP
1201 Walnut Street, Suite 2900
Kansas City, Missouri 64106
Attn: Timothy Laycock
E-mail: timothy.laycock@stinsonleonard.com

To Debtors:	Peak Resorts, Inc., as Debtors’ Representative
17409 Hidden Valley Drive
Eureka, MO 63025
Attn: Stephen J. Mueller
E-mail: smueller@skihv.com

With a copy to:	Sandberg Phoenix & von Gontard P.C.
120 S. Central Avenue, Suite 1420

St. Louis, MO 63105
Attn: David L. Jones
E-mail: djones@sandbergphoenix.com

To Guarantors:	Peak Resorts, Inc.
17409 Hidden Valley Drive
Eureka, MO 63025
Attn: Stephen J. Mueller
E-mail: smueller@skihv.com

With a copy to:	Sandberg Phoenix & von Gontard P.C.
120 S. Central Avenue, Suite 1420
St. Louis, MO 63105
Attn: David L. Jones
E-mail: djones@sandbergphoenix.com

The personal and place to which notice may be given may be changed from time to time by either party upon thirty (30) days prior written notice.  Notice by a party’s attorney shall be deemed notice by such party.

7.                                      No Other Understanding.  The Debtors each acknowledge that EPT Properties has made no promises to induce execution of this Agreement and that there are no other agreements or understandings, either oral or in writing, affecting this Agreement and nothing in this Agreement shall be considered a waiver by EPT Properties of any existing or future defaults by the Debtors under any Security Document or Cross-Default Obligation.

8.                                      Governing Law.  This Agreement and the performance hereunder shall be construed and determined in accordance with the laws of the State of Missouri.

9.                                      No Waiver; Amendments; Successors and Assigns.  EPT Properties’ failure to exercise any right, remedy or option under this Agreement or any supplement or other agreement or delay by EPT Properties in exercising the same will not operate as a waiver.  No waiver by EPT Properties will be effective unless in writing and then only to the extent stated therein.  No waiver by EPT Properties shall affect EPT Properties’ right to require strict performance of this Agreement.  EPT Properties’ rights and remedies shall be cumulative and not exclusive.  This Agreement cannot be modified or changed in any respect unless such change or modification is set forth in writing and signed by all parties hereto.  All terms, conditions, promises, covenants, provisions and warranties shall inure to the benefit of and bind EPT Properties and the Debtors’ respective representatives, successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered the day and year first above written.

BORROWERS:	PEAK RESORTS, INC.

By:
Name:
Title:

JFBB SKI AREAS, INC.

By:
Name:
Title:

MAD RIVER MOUNTAIN, INC.

By:
Name:
Title:

MOUNT SNOW, LTD.

By:
Name:
Title:

SYCAMORE LAKE, INC.

By:
Name:
Title:

DELTRECS, INC.

By:
Name:
Title:

BOSTON MILLS SKI RESORT, INC.

By:
Name:
Title:

BRANDYWINE SKI RESORT, INC.

By:
Name:
Title:

EPT PROPERTIES:	EPT SKI PROPERTIES, INC.

By:
Name:
Title:

EPT MAD RIVER, INC.

By:
Name:
Title:

EPT MOUNT SNOW, INC.

By:
Name:
Title:

GUARANTORS:	PEAK RESORTS, INC.

By:
Name:
Title:

HIDDEN VALLEY GOLF AND SKI, INC.

By:
Name:
Title:

SNH DEVELOPMENT, INC.

By:
Name:
Title:

SNOW CREEK, INC.

By:
Name:
Title:

PAOLI PEAKS, INC.

By:
Name:
Title:

L.B.O. HOLDING, INC.,

By:
Name:
Title:

JFBB SKI AREAS, INC.

By:
Name:
Title:

MAD RIVER MOUNTAIN, INC.

By:
Name:
Title:

MOUNT SNOW, LTD.

By:
Name:
Title:

SYCAMORE LAKE, INC.

By:
Name:
Title:

DELTRECS, INC.

By:
Name:
Title:

BOSTON MILLS SKI RESORT, INC.

By:
Name:
Title:

BRANDYWINE SKI RESORT, INC.

By:
Name:
Title:

Exhibit A

Description of the Properties

1)             Mad River Mountain

2)             Mount Snow

3)             Alpine Valley

4)             BMBW Boston Mills / Brandywine

5)             JFBB Jack Frost Big Boulder

Exhibit B

List of Transaction Documents

1)             Lease Agreement dated November 15, 2005, by and between EPT Mad River, as landlord, and Mad River, as tenant, as amended by that certain First Amendment to Lease Agreement dated June 30, 2006 and as further amended by that certain Second Amendment to Lease Agreement dated of even date herewith;

2)             Amended and Restated Promissory Note of even date herewith in the original principal amount of Twenty-Three Million Two-Hundred Ninety-Three Thousand Two-Hundred Ninety-Six and No/Dollars ($23,293,296.00) made by Peak Resorts, Deltrecs, Brandywine and Boston Mills, as co-borrowers, to the order of EPT Mount Snow;

3)             Amended and Restated Promissory Note of even date herewith in the original principal amount of Fourteen Million Two-Hundred Sixty-Eight Thousand Four-Hundred Ninety-Six and No/Dollars ($14,268,496.00) made by Peak Resorts and JFBB, as co-borrowers, to the order of EPT Ski;

4)             Amended and Restated Promissory Note of even date herewith in the original principal amount of Fifty-One Million Fifty Thousand and No/Dollars ($51,050,000.00) made by Peak Resorts and Mount Snow, as co-borrowers, to the order of EPT Ski;

5)             Amended and Restated Promissory Note of even date herewith in the original principal amount of Four Million Five-Hundred Fifty Thousand and No/Dollars ($4,550,000.00) made by Peak Resorts and Sycamore Lake, as co-borrowers, to EPT Ski;

6)             Vermont Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing given by Mount Snow to EPT Mount Snow of even date herewith, which grants EPT Mount Snow a first lien on the property encumbered thereby;

7)             Ohio Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing given by Sycamore Lake to EPT Ski Resorts, of even date herewith, which grants EPT Ski Resorts a first lien on the property encumbered thereby;

8)             Ohio Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing given by Boston Mills to EPT Ski Resorts, of even date herewith, which grants EPT Ski Resorts a first lien on the property encumbered thereby;

9)             Ohio Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing given by Brandywine to EPT Ski Resorts, of even date herewith, which grants EPT Ski Resorts a first lien on the property encumbered thereby; and

10)      Pennsylvania Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture given by JFBB to EPT Ski Resorts, of even date herewith, which grants EPT Ski Resorts a first lien on the property encumbered thereby.

EXHIBIT H

MASTER DEBT SERVICE RESERVE AND SECURITY AGREEMENT

THIS MASTER DEBT SERVICE RESERVE AND SECURITY AGREEMENT (this “Agreement”) is made effective as of the          day of                         , 20    , by PEAK RESORTS, INC., a Missouri corporation (“Peak”), BOSTON MILLS SKI RESORT, INC., an Ohio corporation (“Boston Mills”), BRANDYWINE SKI RESORT, INC., an Ohio corporation (“Brandywine”), JFBB SKI AREAS, INC., a Missouri corporation (“JFBB”), SYCAMORE LAKE, INC., an Ohio corporation (“Alpine Valley”), MOUNT SNOW, LTD., a Vermont corporation (“Mount Snow”), [HIDDEN VALLEY GOLF & SKI, INC., a Missouri corporation (“Hidden Valley”), SNOW CREEK, INC., a Missouri corporation (“Snow Creek”), PAOLI PEAKS, INC., a Missouri corporation (“Paoli Peaks”), SNH DEVELOPMENT, INC., a Missouri corporation (“SNH”), L.B.O. HOLDINGS, INC., a Maine corporation (“LBO”)], MAD RIVER MOUNTAIN, INC., a Missouri corporation (“Mad River”), and DELTRECS, INC., an Ohio corporation (“Deltrecs”) (collectively, and jointly and severally, the “Borrower”), and EPT MOUNT SNOW, INC., a Delaware corporation (“EPT Mount Snow”), EPT MAD RIVER, INC., a Missouri corporation (“EPT Mad River”), and EPT SKI PROPERTIES, INC., a Delaware corporation (“EPT Ski Resorts,” and together with EPT Mount Snow and EPT Mad River, “Lender”).

RECITALS:

WHEREAS, Peak and Mount Snow have executed and delivered to EPT Mount Snow that certain Amended and Restated Promissory Note (Mount Snow Ski Resort) of even date herewith, in the amount of FIFTY ONE MILLION FIFTY THOUSAND AND NO 100 DOLLARS ($51,050,000.00) (such note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the “Mount Snow Note”);

WHEREAS, Peak and Alpine Valley have executed and delivered to EPT Ski Resorts that certain Amended and Restated Promissory Note (Alpine Valley) of even date herewith, in the amount of FOUR MILLION FIVE HUNDRED FIFTY THOUSAND AND NO 100 DOLLARS ($4,550,000.00) (such note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the “Alpine Valley Note”);

WHEREAS, Peak, Boston Mills, Brandywine, and Deltrecs have executed and delivered to EPT Ski Resorts that certain Amended and Restated Promissory Note (Boston Mills/Brandywine) of even date herewith, in the amount of TWENTY-THREE MILLION TWO HUNDRED NINETY-THREE THOUSAND TWO HUNDRED NINETY-SIX AND NO 100 DOLLARS ($23,293,296.00) (such note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the “Boston Mills/Brandywine Note”);(1)

WHEREAS, Peak and JFBB have executed and delivered to EPT Ski Resorts that certain Amended and Restated Promissory Note (Jack Frost/Big Boulder) of even date herewith, in the

(1)  Amount subject to change in accordance with Section 2(f)(i) of the Restructure Agreement.

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amount of FOURTEEN MILLION TWO HUNDRED SIXTY-EIGHT THOUSAND FOUR HUNDRED NINETY-SIX AND NO 100 DOLLARS ($14,268,496.00) (such note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the “JFBB Note”);

WHEREAS, the Mount Snow Note is secured by, among other things, a Vermont Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (the “Mount Snow Mortgage”) given by Mount Snow to EPT Mount Snow of even date herewith, which grants EPT Mount Snow a first lien on the property encumbered thereby;

WHEREAS, the Alpine Valley Note is secured by, among other things, an Ohio Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (the “Alpine Valley Mortgage”) given by Alpine Valley to EPT Ski Resorts, of even date herewith, which grants EPT Ski Resorts a first lien on the property encumbered thereby;

WHEREAS, the Boston Mills/Brandywine Note is secured by, among other things, an Ohio Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (the “Boston Mills Mortgage”) given by Boston Mills to EPT Ski Resorts, of even date herewith, which grants EPT Ski Resorts a first lien on the property encumbered thereby;

WHEREAS, the Boston Mills/Brandywine Note is secured by, among other things, an Ohio Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (the “Brandywine Mortgage”) given by Brandywine to EPT Ski Resorts, of even date herewith, which grants EPT Ski Resorts a first lien on the property encumbered thereby;

WHEREAS, the JFBB Note is secured by, among other things, a Pennsylvania Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (the “JFBB Mortgage”) given by JFBB to EPT Ski Resorts, of even date herewith, which grants EPT Ski Resorts a first lien on the property encumbered thereby;

[ADDITIONAL MORTGAGES IF NOT PAID DOWN]

WHEREAS, Borrower owes rent and other payment obligations under the Mad River lease dated November 17, 2005, as amended by the First Amendment to Lease Agreement dated June 30, 2006, as amended by the Second Amendment to Lease Agreement dated                                , 20     (the “Mad River Lease”);

WHEREAS, the Mount Snow Note, the Alpine Valley Note, the Boston Mills/Brandywine Note, and the JFBB Note are hereinafter collectively referred to as the “Notes”, the indebtednesses evidenced by the Notes, together with such interest accrued thereon, is hereinafter collectively referred to as the “Loans”, the Mount Snow Mortgage, the Alpine Valley Mortgage, the Boston Mills Mortgage, the Brandywine Mortgage, and the JFBB Mortgage are hereinafter collectively referred to as the “Mortgages”, all of the real and personal property secured by the Mortgages is hereinafter referred to as the “Property”, all and any of the documents other than the Notes, the Mortgages and this Agreement now or hereafter executed by Borrower and/or affiliates of Borrower and by or in favor of Lender, which wholly or partially secure or guarantee payment of the Notes are hereinafter collectively referred to as the “Other Security Documents”, and all such rent and other payment obligations of the Mad River Lease

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and any other leases between Borrower and Lender and their affiliates together with all extensions, renewals, modifications, substitutions and amendments to leases are hereinafter collectively referred to as the “Lease Payment Obligations”;

WHEREAS, this Agreement amends and restates in their entirety (i) the Third Consolidated, Amended and Restated Debt Service Reserve and Security Agreement dated May 14, 2012, executed by Peak, Alpine Valley and EPT Ski Resorts and (ii) the Debt Service Reserve and Security Agreement (Alpine Valley) dated November 19, 2012, executed by Mount Snow, Boston Mills, Brandywine, JFBB, Mad River, Deltrecs, and Lender (collectively, the “Prior Debt Service Reserve Agreements”);

NOW THEREFORE, by mutual agreement of the parties and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

For good and valuable consideration the parties hereto agree as follows:

1.             Deposits to the Debt Service Reserve.

(a)           The parties acknowledge the existence of a reserve account (the “Debt Service Reserve”) which has been pledged as further security for debt service payments under the Notes, the Mortgages, and the Other Security Documents (the “Debt Service Payments”) and the Lease Payment Obligations.

(b)           The Debt Service Reserve account shall be at a bank selected and controlled by Lender and reasonably approved by Borrower.  Such bank shall provide monthly account statements for the Debt Service Reserve which shall be distributed to both Lender and Borrower, and all interest earned on the Debt Service Reserve shall inure to the benefit of Borrower.

(c)           Each year during the term of this Agreement, Lender shall be authorized to draw down the Debt Service Reserve for the monthly Debt Service Payments and the monthly Lease Payment Obligations for the months of May through December.

(d)           On January 31, February 28, and March 31 of each year, until termination of this Agreement, Borrower shall replenish the Debt Service Reserve by making a deposit on each such date in an amount sufficient to fund one-third (1/3) of the next calendar year’s twelve (12) months of Lease Payment Obligations and Debt Service Payments (the “Debt Service Deposits”).

2.             Debt Service Reserve as Additional Security.  Borrower assigns to Lender the Debt Service Reserve as additional security for all of Borrower’s obligations under the Notes, the Mortgages and the Other Security Documents; provided, however, that Lender shall make disbursements from the Debt Service Reserve in accordance with the terms of this Agreement.  If Borrower defaults on any of the Notes, the Mortgages or the Other Security Documents or fails

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to pay any obligation when due, Lender shall have the right to cause such payments to be made from the Debt Service Reserve.

3.             Cross-Default and Cross-Collateralization.  The Notes, the Mortgages, and Other Security Documents are hereby amended to provide that an Event of Default with respect to any Notes, the Mortgages, and Other Security Documents shall be an Event of Default with respect to all Notes, the Mortgages, and Other Security Documents, and upon the occurrence of an Event of Default, Lender shall have the right to exercise any and all remedies granted to Lender under the Notes, the Mortgages, and Other Security Documents in accordance with the terms and conditions of such Notes, the Mortgages, and Other Security Documents.  The collateral securing each of the Notes, Mortgages, and Other Security Documents shall secure all the Notes, the Mortgages, the Mad River Lease and Other Security Documents.

4.             Event of Default.

(a)           Event of Default Under this Agreement.  An “Event of Default” shall occur under this Agreement if Borrower fails to comply with any provision of this Agreement and such failure is not cured within ten (10) days after notice from Lender or, if such failure is not susceptible to cure within such ten (10) day period, such longer period of time as is necessary for Borrower through the exercise of diligent efforts to cure same; provided, however, that in no event shall Borrower have more than thirty (30) days from such notice to effectuate such cure. Borrower understands that an Event of Default under this Agreement shall be deemed to be an Event of Default or default beyond applicable notice or cure periods under the terms of the Notes, the Mortgages, the Mad River Lease and the Other Security Documents, and that in addition to the remedies specified in this Agreement, Lender shall be able to exercise all of its rights and remedies under the Notes, the Mortgages and the Other Security Documents upon an Event of Default.  If a default beyond applicable notice or cure periods occurs under the Notes, the Mortgages or any of the Other Security Documents, such event shall be deemed an Event of Default hereunder.

(b)           Application of Debt Service Reserve Upon Default.

(i)            The funds held in the Debt Service Reserve are pledged as additional security for the indebtedness evidenced by the Notes and secured by the Mortgages.  Upon the occurrence of an Event of Default (A) Borrower shall immediately lose all of its rights to receive any funds from the Debt Service Reserve unless and until all amounts secured by the Mortgages have been paid in full and the lien of the Mortgages have been released or assigned by Lender, and (B) Lender may in its sole and absolute discretion, use the Debt Service Reserve (or any portion thereof) for any purpose, including but not limited to (l) repayment of any indebtedness secured by the Mortgages, including but not limited to principal prepayments and the prepayment premium applicable to such full or partial prepayments (as applicable); provided, however, that such application of funds shall not cure or be deemed to cure any default; (2) reimbursement of Lender for all losses and expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such default; or (3) payment of any amount expended in exercising (and exercise) all rights and remedies available to Lender at law or in equity or under this Agreement or under the Notes, the Mortgages or any of the Other Security Documents.

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(ii)           Nothing in this Agreement or the Mortgages shall obligate Lender to apply all or any portion of the Debt Service Reserve on account of any Event of Default by Borrower or to repayment of the indebtedness secured by the Mortgages or in any specific order of priority.

(c)           Borrower’s Other Obligations.  Nothing contained in this Agreement shall in any manner whatsoever alter, impair or affect the obligations of Borrower, or relieve Borrower of any of its obligations to make payments and perform all of its other obligations required under the Notes, the Mortgages or the Other Security Documents.

5.             Remedies Cumulative.  None of the rights and remedies herein conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other rights, and each and every right shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender.

6.             Enforcement of Agreement.  This Agreement is executed by Borrower and Lender for the benefit of Lender. Borrower understands and agrees that, in connection with any sale of the Loan, this Agreement may be assigned to the purchaser of the Loan.

7.             Balance in the Debt Service Reserve.  The insufficiency of any balance in the Debt Service Reserve shall not abrogate Borrower’s agreement to fulfill all preservation and maintenance covenants in the Notes and Mortgages.  In the event that the balance of the Debt Service Reserve is less than the current estimated cost to make the Lease Payment Obligations and Debt Service Payments required by Lender, Borrower shall deposit the shortage within ten (10) days of request by Lender.  In the event Lender determines from time to time based on Lender’s inspections that the amount of the Debt Service Deposits is insufficient to fund the cost of likely Lease Payment Obligations and Debt Service Payments and related contingencies that may arise during the remaining term of the Loan, Lender may require an increase in the amount of the Debt Service Deposits upon thirty (30) days prior written notice to Borrower.

8.             Attorneys’ Fees and Expenses.  If any action is instituted to enforce the terms hereof, only the prevailing party shall be entitled to reasonable attorneys’ fees, costs and expenses.

9.             Indemnification.  BORROWER AGREES TO INDEMNIFY LENDER AND TO HOLD LENDER HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, SUITS, CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, OBLIGATIONS AND COSTS AND EXPENSES (INCLUDING LITIGATION COSTS AND REASONABLE ATTORNEYS’ FEES AND EXPENSES) ARISING FROM OR IN ANY WAY CONNECTED WITH THE PERFORMANCE OF THIS AGREEMENT OR THE HOLDING OR INVESTMENT OF THE DEBT SERVICE RESERVE.

10.          Borrower’s Records.  Borrower shall furnish such financial statements, invoices, records, papers and documents relating to the Property as Lender may reasonably require from time to time to make the determinations permitted or required to be made by Lender under this Agreement.

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11.          Fees and Expenses.  In addition to any other fees payable by Borrower to Lender in connection with the Loan and this Agreement, Borrower shall pay within ten (10) days of request from Lender (i) all reasonable costs or expenses incurred by Lender in connection with collecting, holding and disbursing the Debt Service Reserve pursuant to this Agreement, and (ii) all reasonable fees, charges, costs and expenses incurred by Lender in connection with inspections made by Lender or Lender’s representatives in carrying out Lender’s responsibility to make certain determinations under this Agreement.

12.          No Third Party Beneficiary.  This Agreement is intended solely for the benefit of Borrower and Lender and their respective successors and assigns, and no third party shall have any rights or interest in the Debt Service Reserve, this Agreement, the Notes, the Mortgages or any of the Other Security Documents.  Nothing contained in this Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party, nor shall any third party have a right to enforce against Lender any right that Borrower may have under this Agreement.

13.          No Agency or Partnership.  Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

14.          Assumption of Loan; Transfer of Interests in Borrower; Subordinate Mortgage Lien.

(a)           If, under the terms of the Mortgages, Lender’s consent is required in connection with (i) a transfer of all or part of the Property, or a transfer or pledge of beneficial interest in Borrower or (ii) the placing of a subordinate mortgage or deed of trust on the Property, Lender may review the amount of the Debt Service Reserve, and the amount of the Debt Service Deposits.  Based on that review, Lender may require an additional deposit to the Debt Service Reserve and an increase in the amount of the Debt Service Deposits as a condition to Lender’s consent to such transfer or pledge, or the placing of such subordinate lien on the Property.

(b)           If the Property is transferred in accordance with the provisions of the Mortgages and the obligations of Borrower under the Notes, the Mortgages and the Other Security Documents are assumed by the transferee of the Property, that transferee shall be required to assume Borrower’s duties and obligations under this Agreement and shall be required to execute and deliver to Lender such documents as Lender requires to effectuate such assumption of duties and obligations.

(c)           If beneficial interests in Borrower are transferred such that Lender’s consent is required under the Mortgages, the purchasers of such interests shall be required to execute and deliver to Lender such documents as Lender requires to effectuate the continued obligations under this Agreement with respect to the new entity or persons constituting Borrower.

(d)           In the event of any transfer described in Sections 14(b) or (c) above, such transfer and assumption shall not relieve the transferor of its obligations under this Agreement or under the Notes, the Mortgages or any of the Other Security Documents, unless either (i)

7

Borrower has obtained the prior written consent of Lender to such transfer, or (ii) such transfer is not an event which would enable Lender to accelerate the indebtedness secured by the Mortgage.

15.          CHOICE OF LAW.  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF MISSOURI AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSOURI, PROVIDED, HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE PLEDGE OF THIS AGREEMENT, THE LAWS OF THE STATE WHERE THE DEBT SERVICE RESERVE ACCOUNT IS LOCATED SHALL APPLY.

16.          Termination of Debt Service Reserve.  After (i) payment in full of all sums evidenced by the Notes and secured by the Mortgages and release or assignment by Lender of the lien of the Mortgages and expiration or termination of the Mad River Lease, and (ii) payment in full of the Notes, Lender shall disburse to Borrower all amounts remaining in the Debt Service Reserve.

17.          Notices.  All notices or other written communications to Borrower or Lender hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to Borrower or Lender at their addresses set forth in the Mortgages or addressed as such party may from time to time designate by written notice to the other parties.  For purposes of this Agreement, the term “Business Day” shall mean any day other than Saturday, Sunday or any other day on which banks are authorized or required to close in Missouri. Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

18.          No Oral Change.  This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

19.          Liability.  If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.  This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

20.          Inapplicable Provisions.  If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

8

21.          Headings, etc.  The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

22.          Duplicate Originals; Counterparts.  This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.  This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement.  The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

23.          Number and Gender.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

24.          Amendment and Restatement.  This Agreement amends, restates and consolidates the Prior Debt Service Reserve Agreements.

25.          Miscellaneous.

(a)           Wherever pursuant to this Agreement (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

(b)           Wherever pursuant to this Agreement it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

(c)           At Lender’s election, funds constituting the Debt Service Reserve Account may be applied by Lender to the payment of costs and expenses required to be paid by Borrower hereunder, including, without limitation, the cost of any inspections performed by Lender hereunder.

[Remainder of Page Intentionally Left Blank]

9

IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date and year first written above.

BORROWER:

PEAK RESORTS, INC.,
a Missouri corporation

By:
Stephen J. Mueller, Vice President

BOSTON MILLS SKI RESORT, INC.,
an Ohio corporation

By:
Stephen J. Mueller, Vice President

BRANDYWINE SKI RESORT, INC.,
an Ohio corporation

By:
Stephen J. Mueller, Vice President

JFBB SKI AREAS, INC.,
a Missouri corporation

By:
Stephen J. Mueller, Vice President

SYCAMORE LAKE, INC.,
an Ohio corporation

By:
Stephen J. Mueller, Vice President

MOUNT SNOW, LTD.,
a Vermont corporation

By:
Stephen J. Mueller, Vice President

MAD RIVER MOUNTAIN, INC.,
a Missouri corporation

By:
Stephen J. Mueller, Vice President

DELTRECS, INC.,
an Ohio corporation

By:
Stephen J. Mueller, Vice President

11

LENDER:

EPT MOUNT SNOW, INC.,
a Delaware corporation

By:
Gregory K. Silvers, Vice President

EPT MAD RIVER, INC.,
a Missouri corporation

By:
Gregory K. Silvers, Vice President

EPT SKI PROPERTIES, INC.,
a Delaware corporation

By:
Gregory K. Silvers, Vice President

12

EXHIBIT I

1

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”), is made as of November           , 2014, PEAK RESORTS, INC., a Missouri corporation (“Peak Resorts”), JFBB SKI AREAS, INC., a Missouri corporation (“JFBB”), MAD RIVER MOUNTAIN, INC., a Missouri corporation, S N H DEVELOPMENT, INC., a Missouri corporation, L.B.O HOLDING, INC., a Maine corporation, MOUNT SNOW, LTD., a Vermont corporation (“Mount Snow”), SYCAMORE LAKE, INC., an Ohio corporation (“Sycamore Lake”), HIDDEN VALLEY GOLF AND SKI, INC., a Missouri corporation, SNOW CREEK, INC., a Missouri corporation, PAOLI PEAKS, INC., a Missouri corporation, DELTRECS, INC., an Ohio corporation, BRANDYWINE SKI RESORT, INC., an Ohio corporation (“Brandywine”), BOSTON MILLS SKI RESORT, INC., an Ohio corporation (“Boston Mills”) (collectively, jointly and severally, “Guarantor”), for the benefit of EPT SKI PROPERTIES, INC., a Delaware corporation and EPT MOUNT SNOW, a Delaware corporation (collectively, “Lender”).

W I T N E S S E T H

A.                                    Peak Resorts, JFBB, Brandywine, Boston Mills, Mount Snow and Sycamore Lake (collectively, “Borrower”) has requested that Lender make four separate loans (collectively, the “Loan”) to Borrower in the aggregate principal amount of Ninety-Three Million One-Hundred Sixty-One Thousand Seven-Hundred Ninety-Two and No/100 Dollars ($93,161,792.00);

B.                                    The Loan evidenced by (i) an Amended and Restated Promissory Note of even date herewith in the original principal amount of Twenty-Three Million Two-Hundred Ninety-Three Thousand Two-Hundred Ninety-Six and No/Dollars ($23,293,296.00) made by Peak Resorts, Deltrecs, Brandywine and Boston Mills, as co-borrowers, to the order of Lender, (ii) an Amended and Restated Promissory Note of even date herewith in the original principal amount of Fourteen Million Two-Hundred Sixty-Eight Thousand Four-Hundred Ninety-Six and No/Dollars ($14,268,496.00) made by Peak Resorts and JFBB, as co-borrowers, to the order of Lender, (iii) an Amended and Restated Promissory Note of even date herewith in the original principal amount of Fifty-One Million Fifty Thousand and No/Dollars ($51,050,000.00) made by Peak Resorts and Mount Snow, as co-borrowers, to the order of Lender and (iv) an Amended and Restated Promissory Note of even date herewith in the original principal amount of Four Million Five-Hundred Fifty Thousand and No/Dollars ($4,550,000.00) made by Peak Resorts and Sycamore Lake, as co-borrowers, to Lender (as the same may from time to time be amended, supplemented, restated or otherwise modified, collectively, the “Notes”)

C.                                    Certain terms and conditions of the Loan are set forth in the Master Credit and Security Agreement dated November       , 2014 by and between Borrower and Lender (as the same may from time to time be amended, supplemented, restated or otherwise modified, collectively, the “Loan Agreement”).

D.                                    As a condition precedent to making the Loan, Lender has required that Guarantor execute and deliver this Guaranty to Lender.  Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement.

2

E.                                     Guarantor will derive substantial benefit from Lender making the Loan to Borrower, and, therefore, Guarantor desires to guaranty payment to Lender of the Debt (as defined herein).

NOW, THEREFORE, to induce Lender to extend the Loan to Borrower, and in consideration of the foregoing premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees for the benefit of Lender, as follows:

1.                                      Recitals; Defined Terms.  The foregoing recitals are hereby incorporated by reference.  Capitalized terms not otherwise herein specifically defined shall the meaning ascribed thereto in the Loan Agreement.

2.                                      Guaranty of Payment.  Guarantor hereby assumes liability for and guarantees payment to Lender of all principal of, prepayment premium (if any) and interest due under the Notes and payment of all other obligations and liabilities or sums due or to become due under the Notes, the Mortgages or any other Loan Document, including, without limitation, interest on said obligations, liabilities or sums now due or to become due under the Notes, the Mortgages or any other Loan Document; and any further or subsequent advances made pursuant to the Notes, the Mortgages or any other Loan Document by Lender to protect or preserve the Property or the lien or security created by the Loan Documents, or for taxes, assessments, insurance premiums or other matters as provided in the Loan Documents (said amounts and other sums, collectively, the “Debt”).  This is a guaranty of payment and performance and not of collection.  The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the Loan.  Guarantor waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any collateral for the Loan, or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person.  In the event of a default under the Loan Documents which is not cured within any applicable grace or cure period, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity.  If the obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, including, without limitation, the exercise of any rights or remedies available to Lender under any pledge or hypothecation agreement made by Guarantor in favor of Lender in connection with the Loan, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for all remaining obligations guaranteed hereby, even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

3.                                      Guaranty of Performance.  Guarantor also hereby unconditionally and irrevocably guarantees to Lender the timely performance of all other Obligations under all of the Loan Documents, including, without limiting the generality of the foregoing:

3

(a)                                 that Borrower will make all deposits required under the terms of the Loan Agreement and the other Loan Documents, as and when required;

(b)                                 that Borrower will promptly pay in full and discharge all taxes, liens and assessments prior to the day upon which the same shall become;

(c)                                  that Borrower will pay, at or before the times required by the Loan Documents, the premiums on all policies of insurance required to be maintained under the terms of the Loan Documents; and

(d)                                 that Borrower will duly and punctually perform and observe all other terms, covenants and conditions of the Notes, the Loan Agreement, the Mortgages and all other Loan Documents.

Upon demand by Lender following the occurrence of an Event of Default, Guarantor will cause all Improvements to be completed in accordance with the requirements of the Loan Agreement and will pay all bills in connection therewith.  The liability and obligations under this Section 3 shall not be limited or restricted by the existence of, or any terms of, the guaranty of payment under Section 2.

4.                                      Guaranty to be Absolute. Guarantor expressly agrees that until the Loan is paid and performed in full and each and every term, covenant and condition of this Guaranty is fully performed, Guarantor shall not be released by or because of:

(a)                                 Any act or event which might otherwise discharge, reduce, limit or modify Guarantor’s obligations under this Guaranty;

(b)                                 Any waiver, extension, modification, forbearance, delay or other act or omission of Lender, or its failure to proceed promptly or otherwise as against Borrower, Guarantor or any security;

(c)                                  Any action, omission or circumstance which might increase the likelihood that Guarantor may be called upon to perform under this Guaranty or which might affect the rights or remedies of Guarantor as against Borrower; or

(d)                                 Any dealings occurring at any time between Borrower and Lender, whether relating to the Loan or otherwise.

Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters.  It is the purpose and intent of this Guaranty that the obligations of Guarantor under this Guaranty shall be absolute and unconditional under any and all circumstance.

5.                                      Waivers by Guarantor.  To the extent permitted by law, Guarantor hereby waives and agrees not to assert or take advantage of:

(a)                                 any right to require Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Lender at any

4

time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Guarantor hereunder, or any defense based on suretyship or impairment of collateral;

(b)                                 any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

(c)                                  demand, presentment for payment, notice of nonpayment, protest, notice of protest and, except as provided in the Loan Documents or as required by applicable law, all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

(d)                                 any defense based upon an election of remedies by Lender;

(e)                                  any right or claim of right to cause a marshalling of the assets of Guarantor;

(f)                                   any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Guaranty;

(g)                                  any duty on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrower or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Guarantor hereunder;

(h)                                 any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(i)                                     any lack of commercial reasonableness in dealing with the collateral for the Loan;

(j)                                    any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

5

(k)                                 an assertion or claim that the automatic stay provided by 11 U.S.C. § 362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now existing or hereafter acquired, which Lender may have against Guarantor or the collateral for the Loan; and

(l)                                     any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise.

6.                                      General Provisions.

(a)                                 Fully Recourse.  Notwithstanding any provisions of any other Loan Documents to the contrary, if any, all of the terms and provisions of this Guaranty are recourse obligations of Guarantor and not restricted by any limitation on personal liability.

(b)                                 Survival.  To the fullest extent permitted by law, this Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Mortgages or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.

(c)                                  Subordination; No Recourse Against Lender.  Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral for the Loan.  Further, Guarantor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Guaranty, or under the provisions of any of the other Loan Documents.

(d)                                 Reservation of Rights.  Nothing contained in this Guaranty shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Borrower, Guarantor, or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. § 9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

6

(e)                                  Financial Statements.  Guarantor hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to furnish to Lender promptly upon demand by Lender current and dated financial statements detailing the assets and liabilities of Guarantor certified by Guarantor, in form and substance acceptable to Lender.  Guarantor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to Guarantor did or will, at the time of such delivery, fairly and accurately present the financial condition of Guarantor.

(f)                                   Rights Cumulative; Payments.  The obligations of Guarantor hereunder are independent of the obligations of Borrower and Lender’s rights under this Guaranty shall be in addition to all rights of Lender under the Notes, the Mortgages and the other Loan Documents.  In the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Guarantor is the alter ego of Borrower and whether or not Borrower is joined therein or a separate action or actions are brought against Borrower.  Lender’s rights hereunder shall not be exhausted until all of the obligations of Guarantor hereunder have been fully paid and performed.

(g)                                  No Limitation on Liability.  Guarantor hereby consents and agrees that Lender may at any time and from time to time without further consent from Guarantor do any of the following events, and the liability of Guarantor under this Guaranty shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Guarantor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or otherwise granted by Lender or extension or renewal of the Notes; (ii) any sale, assignment or foreclosure of the Notes, the Mortgages or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Guarantor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Guarantor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to record the Mortgages or to file any financing statement (or Lender’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever.  No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Guarantor’s obligations hereunder, affect this Guaranty in any way or afford Guarantor any

7

recourse against Lender.  Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

(h)                                 Enforcement, Governing Law.  This Guaranty is subject to enforcement at law or in equity, including actions for damages or specific performance, and its validity, enforcement and interpretation shall be governed by the laws of the State of Missouri (without regard to any principles of conflicts of laws) and applicable United States federal law.

(i)                                     Attorneys’ Fees.  In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Guaranty, or any portion thereof, Guarantor agrees to pay to Lender any and all costs and expenses, including, without limitation, reasonable attorneys’ fees, costs and disbursements, incurred by Lender as a result thereof.

(j)                                    Successive Actions.  A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter guaranteed by Guarantor under this Guaranty.  Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time.  No action hereunder shall preclude any subsequent action, and Guarantor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(k)                                 Reliance.  Lender would not make the Loan to Borrower without Guarantor entering into this Guaranty.  Accordingly, Guarantor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

(l)                                     Waiver by Guarantor.  Guarantor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. § 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantor or the collateral for the Loan by virtue of this Guaranty or otherwise.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

8

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

JFBB SKI AREAS, INC.	BOSTON MILLS SKI RESORT, INC.

By:	By:
Its:	Its:

MAD RIVER MOUNTAIN, INC.	BRANDYWINE SKI RESORT, INC.

By:	By:
Its:	Its:

S N H DEVELOPMENT, INC.	HIDDEN VALLEY GOLF AND SKI, INC.

By:	By:
Its:	Its:

L.B.O. HOLDING, INC.	SNOW CREEK, INC.

By:	By:
Its:	Its:

MOUNT SNOW, LTD.	PAOLI PEAKS, INC.

By:	By:
Its:	Its:

DELTRECS, INC.

By:
Its:

9

EXHIBIT J

MASTER CREDIT AND SECURITY AGREEMENT

Dated as of                              , 2014

Among

PEAK RESORTS, INC., MOUNT SNOW, LTD., SYCAMORE LAKE, INC., BRANDYWINE SKI RESORT, INC., BOSTON MILLS SKI RESORT, INC.,
DELTRECS, INC., AND JFBB SKI AREAS, INC.

as Borrowers,

and

EPT SKI PROPERTIES, INC. & EPT MOUNT SNOW, INC.

as Lender

i

SECTION 8	SECURITY INTEREST IN COLLATERAL; COLLATERAL REQUIREMENTS	9

8.1	Grant of Security Interest	9
8.2	Perfection	10
8.3	Changes Affecting Perfection	11
8.4	Reinstatement	11
8.5	Further Assurances	11
8.6	Termination of Security Interest; Release of Collateral	12

SECTION 9	COLLATERAL ADMINISTRATION: REPRESENTATIONS, WARRANTIES AND COVENANTS RELATING TO COLLATERAL	12

9.1	Protection of Collateral; Reimbursement	12
9.2	Maintenance of Insurance With Respect to Collateral	12
9.3	Collateral Audit; Inspection; Appraisals; Verification	13
9.4	Inventory and Equipment Maintenance Covenants	13
9.5	Status of Collateral	13
9.6	Lien Waivers, Landlord Waivers, Warehouse Receipts	14
9.7	Deposit Accounts	14
9.8	Delivery of Instruments, Chattel Paper	14
9.9	Representations and Warranties Regarding Pledged Collateral	14
9.10	Material Recovery Event	14

SECTION 10	GENERAL REPRESENTATIONS AND WARRANTIES	15

10.1	Existence	15
10.2	Authorization	15
10.3	Enforceability	15
10.4	Title to Collateral; Liens; Transfers	15
10.5	Lien Perfection and Priority	15
10.6	Litigation; Proceedings	16
10.7	Taxes	16
10.8	Consents; Approvals; No Violations	17
10.9	Lawful Operations	17
10.10	Environmental Compliance	17
10.11	Environmental Laws and Permits	17
10.12	ERISA	18
10.13	Agreements; Adverse Obligations; Labor Disputes	18
10.14	Financial Statements; Projections	19
10.15	Intellectual Property	19
10.16	Structure; Capitalization	20
10.17	Value; Solvency	20
10.18	Investment Company Act Status	20
10.19	UCC and Collateral Related Information	20
10.20	Blocked Person	20
10.21	Regulation U/Regulation X Compliance	21
10.22	Full Disclosure	21
10.23	No Material Adverse Effect	21

10.24	Additional Representations and Warranties	21

SECTION 11	COVENANTS OF THE BORROWERS	26

11.1	Reporting and Notice Covenants	26
11.2	Affirmative Covenants	29
11.3	Negative Covenants	31
11.4	Financial Covenants	36

SECTION 12	EVENTS OF DEFAULT	37

12.1	Payment	37
12.2	Representations and Warranties	37
12.3	Reporting and Notice Provisions; Violation of General Covenants	37
12.4	Violation of Certain Specific Covenants	38
12.5	Failure to Operate	38
12.6	Default Under Other Loan Documents	38
12.7	Cross-Default	38
12.8	Default Under Mad River Lease	38
12.9	Destruction of Collateral	38
12.10	Material Adverse Effect; Change of Control	39
12.11	Termination of Existence	39
12.12	Failure of Enforceability of this Agreement, Loan Document; Security	39
12.13	ERISA	39
12.14	Judgments	39
12.15	Forfeiture Proceedings	39
12.16	Financial Impairment	39

SECTION 13	REMEDIES	39

13.1	Acceleration; Termination	40
13.2	General Rights and Remedies of the Lender	40
13.3	Additional Remedies	40
13.4	Set-off	41
13.5	Authority to Execute Transfers	41
13.6	Limited License to Liquidate	42
13.7	Remedies Cumulative	42
13.8	Appointment of Attorney-in-Fact	42
13.9	Protective Advances	43

SECTION 14	BORROWER GUARANTY	43

14.1	Borrower Cross-Guaranty; Maximum Liability	43
14.2	Guaranty Unconditional	44
14.3	Discharge; Reinstatement	44
14.4	Waiver	44
14.5	Stay of Acceleration	45
14.6	Subrogation and Contribution Rights	45
14.7	Guaranteed Obligation and Contribution Payments	45

SECTION 15	TRANSFERS AND ASSIGNMENTS	46

15.1	Successors and Assigns	46
15.2	Assignment by Lender	46
15.3	Pledge of Interests	46
15.4	Taxes	46
15.5	General Indemnity	48
15.6	Certificate for Indemnification	48

SECTION 16	GENERAL	48

16.1	Amendments and Waivers	48
16.2	Effective Agreement; Binding Effect	48
16.3	Costs and Expenses	49
16.4	Survival of Provisions	49
16.5	Sharing of Information	49
16.6	Interest Rate Limitation	49
16.7	Limitation of Liability	49
16.8	Illegality	49
16.9	Notices	50
16.10	Governing Law	50
16.11	Entire Agreement	50
16.12	Execution in Counterparts; Execution by Facsimile	50
16.13	Amended and Restated Credit and Security Agreement	50
16.14	Designation of Lead Lender	50

SECTION 17	WAIVER OF JURY TRIAL	51

SECTION 18		51

SECTION 19		51

MASTER CREDIT AND SECURITY AGREEMENT

Dated as of November       , 2014

Each of the Borrowers and Lender hereby agree as follows:

Section 1                          DEFINITIONS; ACCOUNTING TERMS; GOVERNANCE.

1.1                               Certain Defined Terms.  Certain capitalized terms used in this Agreement and not otherwise defined herein are defined in Annex I attached hereto and incorporated herein by reference.

1.2                               Accounting Terms; Calculations.  All accounting and financial terms not specifically defined herein shall be construed in accordance with GAAP as in effect from time to time.  All financial statements shall reflect the Borrowers adoption of FAS 143 (if applicable), and, if any change in GAAP in itself affects the calculation of any financial covenant set forth in this Agreement, the Borrower Representative may by written notice to the Lender, or the Lender may, by written notice to the Borrower Representative, require that such covenant thereafter be calculated in accordance with GAAP as in effect (and applied by the Borrowers) immediately before such change in GAAP occurs.  If any such notice is given, compliance certificates delivered pursuant to this Agreement after such change shall be accompanied by reconciliations of the difference between the calculation set forth therein and a calculation made in accordance with GAAP as in effect from time to time after such change occurs.

1.3                               Authorization of Borrower Representative.  For purposes of this Agreement, each of the Borrowers hereby: (i) authorizes the Borrower Representative to make such requests, give such notices or furnish such certificates as may be required or permitted by this Agreement for the benefit of such Borrower and (ii) authorizes the Lender to treat such requests, notices, certificates or consents made, given or furnished by the Borrower Representative as having been made, given or furnished by such Borrower for purposes of this Agreement.  Each of the Borrowers agrees to be bound by all such requests, notices, certificates and consents and other such actions by the Borrower Representative and agrees that all notices to and demands upon the Borrower Representative in respect of any Borrower shall constitute effective notice to and demand upon such Borrower for all purposes hereof.

1.4                               Designation of Borrower Representative as Lead Borrower.  For purposes of this Agreement, each of the Borrowers hereby designates and appoints the Borrower Representative to act as the Borrowers’ agent for all purposes under this Agreement.

1.5                               Construction of Terms Generally.  In this Agreement, for the purpose of computing periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.  Unless the context otherwise requires, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not any particular provision hereof, and (d) any reference to payment, repayment, or prepayment shall be construed as referring to payment of immediately available funds in Dollars.

1.6                               USA Patriot Act Notification; Representations and Undertaking.  Each Borrower is hereby notified that federal Law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product.  Each Borrower hereby represents that such Borrower is not subject to any anti-terrorism or anti-money laundering law, regulation, or list of any U.S. government agency (including, without limitation, Executive Order No. 13224, the USA Patriot Act and the U.S. Office of Foreign Asset Control SDN list) that prohibits or limits Lender from making the Loan or from otherwise conducting business with such Borrower.  Each Borrower agrees to provide such documentary and other evidence of such Borrower’s identity as may be reasonably requested by the Lender at any time to enable the Lender to verify such Borrower’s identity or to comply with any applicable Law or regulation, including, without limitation, the USA Patriot Act.

Section 2                          TERMS OF THE LOAN.

(a)                                 Loan.  Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, Lender agrees to make the Loans on the Closing Date.

(b)                                 Notes.  The Loans shall be evidenced by the Notes which shall: (i) be executed and delivered by the Borrowers and payable to the order of Lender, (ii) mature on the date which is twenty (20) years following the Effective Date (the “Loan Termination Date”), (iii) bear interest as provided in each Note, and (iv) be entitled to the benefits of this Agreement and the other Loan Documents.

(c)                                  Lender Discretion; Establishment of Reserves.  The Lender shall have the right, from time to time, in the good faith exercise of its reasonable credit judgment, to establish reserves in such amounts and with respect to such matters as the Lender deems necessary or appropriate and to increase or decrease such reserves.  In exercising such reasonable credit judgment, the Lender may take into account factors which: (i) will or could reasonably be expected to affect adversely in any material respect the enforceability or priority of the Lender’s Liens or the amount which the Lender would be likely to receive in the liquidation of the Borrowers’ real properties or (ii) may demonstrate that any collateral report or financial information concerning any Borrower is incomplete, inaccurate or misleading in any material respect.  In the exercise of such reasonable credit judgment, the Lender may also establish reserves against anticipated obligations, contingencies or conditions affecting any Borrower or its Subsidiaries including: (a) tax liabilities and other obligations owing to governmental entities, (b) asserted litigation liabilities, (c) anticipated remediation for compliance with Environmental Laws, or (d) obligations owing to any lessor of real property, any warehouseman or mortgagor on third party mortgaged sites.  Prior to any Event of Default which is continuing, the Lender shall use commercially reasonable efforts to notify the Borrower Representative prior to the effectiveness of any actions taken under this Section, but shall not be liable for any failure to so notify the Borrower Representative.

Section 3                          CONDITIONS PRECEDENT TO LOAN.

3.1                               Required Documentation.  As a condition precedent to the making of the Loan, Borrowers shall execute and deliver or cause to be duly executed and delivered to Lender the following Loan Documents, all of which shall be in form and substance satisfactory to Lender:

(a)                                 Promissory Notes.  The Notes.

(b)                                 Mortgages. The following mortgages (each a “Mortgage” and collectively, the “Mortgages”):

(i)                                    Amended and Restated Mortgage, Assignment of Rents and Security Agreement of even date herewith from Boston Mills to and for the benefit of EPT Ski Lender (the “Boston Mills Mortgage”).

(ii)                                Amended and Restated Mortgage, Assignment of Rents and Security Agreement of even date herewith from Brandywine to and for the benefit of EPT Ski Lender (the “Brandywine Mortgage”).

(iii)                            Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing of even date herewith from Sycamore Lake to and for the benefit of EPT Ski Lender (the “Sycamore Lake Mortgage” and together with the Boston Mills Mortgage and the Brandywine Mortgage, collectively, the “Ohio Mortgages”).

(iv)                             Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith from Mount Snow to and for the benefit of Mount Snow Lender (the “Mount Snow Mortgage”).

(v)                                 Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith from JFBB to and for the benefit of EPT Ski Lender (the “JFBB Mortgage”).

(c)                                  Guaranty. The Guaranty.

(d)                                 Right of First Refusal. The Right of First Refusal.

(e)                                  Debt Service Reserve. The Debt Service Reserve Agreement.

(f)                                   Mad River Second Amendment to Lease.  Second Amendment to Lease Agreement of even date herewith, by and between EPT Mad River, Inc., a Missouri corporation and Mad River.

(g)                                 Option Agreement.  The Option Agreement.

(h)                                 Other.  Such other documents or instruments as Lender may reasonably require.

3.2                               Additional Requirements.  In addition to the documents described in Section 3.1 above, Borrower shall deliver or cause to be delivered to Lender each of the following, all of which shall be in form and substance satisfactory to Lender.

(a)                                 Title Insurance.  Upon recording of the mortgages and/or deeds of trust described in Section 3.1 (the “Mortgages”), endorsements to the ALTA Loan Policies previously issued by First American Title Insurance Company (the “Title Policies”), insuring that as of the date of the Loan, the Mortgages create in favor of Lender valid and prior liens on the portion of the properties described therein which constitute an interest in real property.

(b)                                 Missouri Legal Opinion.  An opinion of counsel from Sandberg Phoenix & von Gontard P.C. relating to such matters with respect to this Agreement and the transactions contemplated hereby as Lender may reasonably request.

(c)                                  Ohio Legal Opinion.  An opinion of counsel from Ulmer & Berne LLP relating to such matters with respect to the Ohio Mortgages and the transactions contemplated hereby as Lender may reasonably request.

(d)                                 Vermont Legal Opinion.  An opinion of counsel from Gravel and Shea relating to such matters with respect to the Mount Snow Mortgage and the transactions contemplated hereby as Lender may reasonably request.

(e)                                  Pennsylvania Legal Opinion.  An opinion of counsel from Jerry F. Hanna relating to such matters with respect to the JFBB Mortgage and the transactions contemplated hereby as Lender may reasonably request.

(f)                                   UCC Searches.  Uniform Commercial Code searches made within a reasonable time period before closing in the applicable governmental offices, with respect to all names used by the Borrower.

(g)                                 Entity Documents.  Such documents and instruments as Lender may reasonably require with respect to the valid existence and authorization of the Borrowers.

(h)                                 Other Documents.  Such other documents, legal opinions and instruments as Lender may reasonably require.

Section 4                          PAYMENT ADMINISTRATION.

4.1                               Loan Account; Credits; Application of Payments and Collections.

(a)                                 Maintenance of Loan Account.  The Lender shall maintain on its books and records a loan account (the “Loan Account”) in respect of the Borrowers which shall reflect: (i) with respect to the Loan: (x) the outstanding balance of the Loans to the Borrowers, (y) accrued interest on the Loans payable by the Borrowers, and (z) all other Obligations of the Borrowers that have become payable hereunder.  Such entries by the Lender shall not be a condition to any Borrower’s obligation to repay the Obligations.  Each entry by the Lender in the Loan Account shall be, to the extent permitted by applicable Law and absent manifest error, prima facie evidence of the data entered.

(b)                                 Loan Account Charges\Credits; Reports.  Each Borrower hereby authorizes the Lender to charge the Loan Account of the Borrowers with the Loans and all other Obligations of the Borrowers under this Agreement or any other Loan Document.  The Loan Account of the Borrowers will be credited in accordance with the provisions of this Agreement with all payments received by the Lender directly from the Borrowers or otherwise for the account of the Borrowers pursuant to this Agreement on the Business Day after such receipt.  The Lender shall send the Borrower Representative statements in accordance with the Lender’s standard procedures.  Any and all such periodic or other statements or reconciliations of the Loan Account shall, to the extent permitted by law, be final, binding and conclusive upon the Borrowers absent manifest error unless the Lender is notified to the contrary by the Borrower Representative within thirty (30) days after receipt thereof by the Borrower Representative.  Such notice shall only be deemed an objection as to those items specifically objected to therein.

(c)                                  Crediting and Application of Specific Payments.  The Borrowers shall make all payments to be made by the Borrowers under this Agreement with respect to the Obligations not later than 2:00 p.m. (Central time) on the day when due, without setoff, counterclaim, defense or deduction of any kind, to the Lender’s account maintained for such purpose at the Payment Office of the Lender.  Payments received after 2:00 p.m. (Central time) shall be deemed to have been received on the next succeeding Business Day.

(d)                                 Payment not on Business Day.  Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.  Any such extension or reduction of time shall in such case be included in the computation of payment of interest, fees or other compensation.

4.2                               Repayment.  Commencing on the dates specified in the Notes, and continuing on the same day of each month until the Loan Termination Date, Borrowers shall pay interest only on the unpaid principal balance of the Loans at the rate of interest set forth in the Notes.  The entire principal balance of the Loans, together with all accrued and unpaid interest and all other amounts payable hereunder shall be due and payable in full on the Loan Termination Date.

4.3                               Prepayment.  Borrowers shall have no right to prepay all or any part of the principal of the Notes prior to the Loan Termination Date, without Lender’s prior written consent, which consent may be withheld by Lender in its sole discretion.

Section 5                          CASH MANAGEMENT ADMINISTRATION.

5.1                               General Cash Management Provisions.  Item 5.1 of the Disclosure Schedule lists: (i) all present Lockboxes and all Deposit Accounts maintained by each Borrower and each Subsidiary thereof, (ii) the name and address of each such Lockbox and (iii) the account number of each such Deposit Account.

5.2                               Remittances of Net Proceeds.  Each Borrower shall notify all remitters of Net Proceeds to forward such Net Proceeds directly to the Lender.  Any Remittances of Net Proceeds received directly by any Borrower shall be deemed held by such Borrower in trust and as fiduciary for the Lenders.  Each Borrower agrees not to commingle any such Remittances of Net Proceeds with any of such Borrower’s other funds or property, but to hold such funds separate and apart in trust and as fiduciary for the Lender until such Remittances are transferred to the Lender.  Each Borrower hereby agrees to deliver immediately such directly received Remittances of Net Proceeds to the Lender for application to the Loan Account.

5.3                               Actions Upon Event of Default.  Upon request by the Lender during the existence of an Event of Default, each Borrower will forthwith, upon receipt, transmit and deliver to the Lender, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Lender) which may be received by such Borrower at any time in full or partial payment or otherwise as Proceeds of any of the Collateral.  Except as the Lender may otherwise consent in writing, any such items which may be so received by such Borrower during the existence of an Event of Default will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Lender until delivery is made to the Lender.  Each Borrower will comply with the terms and conditions of any consent given by the Lender pursuant to the foregoing sentence.  Upon written notice by the Lender to the Borrower Representative during the existence of an Event of Default (a “Control Election”), all items or amounts which are delivered by each Borrower to the Lender on account of partial or full payment or otherwise as Proceeds of any of the Collateral shall be deposited to the credit of a Deposit Account (a “Cash Collateral Account”) of such Borrower maintained by the Lender, as security for payment of the Obligations.  During the existence of an Event of Default, the Lender shall also have the right to require the Borrowers to provide the Lender with exclusive control of all of their Lockboxes (and the Lender shall have the option, at its discretion to apply any items of payment received therein to the Obligations).  Following the Control Election, no Borrower shall have any right to withdraw any funds or checks or other items of payment deposited in any Cash Collateral Account or any Lockbox.  The Lender may, from time to time, in its discretion, and shall upon request of the Borrower Representative made not more than once in any week, apply all or any of the then balance, representing collected funds, in any Cash Collateral Account, toward payment of the Obligations, whether or not then due, in such order of application as the Lender may determine, and the Lender may, from time to time, in its discretion, release all or any of such balance to the Borrowers.

5.4                               Costs of Collection.  All reasonable costs of collection of each Borrower’s Accounts, including out-of-pocket expenses, administrative and record-keeping costs, reasonable attorney’s fees, and all service charges and costs shall be the responsibility of such Borrower, whether the same are incurred by the Lender or such Borrower.  To the extent that the Lender incurs any such costs, fees or charges in enforcing its rights hereunder, the Lender, in its sole discretion, may charge such costs, fees and charges against the Loan Account as an Obligation.   Each Borrower hereby indemnifies and holds the Lender harmless from and against any loss or damage with respect to any Collection deposited in any Cash Collateral Account which is dishonored or returned for any reason.  If any Collection or Remittance of Net Proceeds is dishonored or returned unpaid for any reason, the Lender, in its sole discretion, may charge the amount thereof against the Loan Account as an Obligation (but only if such amount was credited to the Loan Account prior thereto).  The Lender shall not be liable for any loss or damage resulting from any error, omission, failure or negligence on the part of the Lender, except losses or damages resulting from the Lender’s gross negligence, willful misconduct or bad faith as determined by a final judgment of a court of competent jurisdiction.

5.5                               Notice to Account Debtors.  Each Borrower hereby authorizes the Lender, upon the occurrence of an Event of Default, to: (a) notify any or all Account Debtors that the Accounts have been assigned to the Lender, and the other holders of Obligations, and that the Lender has a security interest therein, and (b) direct such Account Debtors to make all payments due from them to such Borrower upon the Accounts directly to the Lender or to a Lockbox designated by the Lender; provided, however, with respect to the occurrence of a particular Event of Default, the Lender’s right to send such notice shall expire as to such Event of Default if the Lender has not exercised such right prior to the time that such Event of Default is no longer continuing.

Section 6                          INTEREST AND FEES; ADDITIONAL PAYMENTS; ADDITIONAL TERMS OF LOAN.

6.1                               Interest Rate and Fees.

(a)                                 Interest Rate.  The unpaid principal balance of the Loans from day to day outstanding shall bear interest as specified in the Notes.

(b)                                 Default Interest.  If any principal, interest or fees due under this Agreement shall not be paid when due or if any Notes or any amounts due under any Notes shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision of acceleration of maturity therein contained, or if there shall otherwise occur an Event of Default which is continuing, then the principal of the Loans and, to the extent permitted by law, the unpaid interest thereon shall, upon the Lender’s written election, bear interest, payable on demand, at a rate equal to the Past Due Rate (as defined in the Notes)(sometimes referred to herein or the other Loan Documents as the “Post-Default Rate”).

6.2                               Computations of Interest and Fees.  All computations of interest on the Loans hereunder and of fees and other compensation hereunder shall be made in all cases on the basis of a year of 360 days in each case for the actual number of days elapsed (commencing on the day the Loan was advanced but excluding the day such Loan shall be paid in full) occurring in the period for which such interest or fees are payable.  Each determination by the Lender of interest, fees or other amounts of compensation due hereunder shall be rebuttably presumed to be correct.

6.3                               Additional Payments.  In addition to the payments of principal and interest to be made pursuant to the Notes, Borrowers shall pay to Lender an additional payment (the “Annual Additional Payment”) for each Loan Year equal to ten percent (10%) (the “Percentage Rate”) of the following: Gross Receipts for such Loan Year in excess of an amount equal to the quotient obtained by dividing (i) the annual interest payments payable under the Notes for the immediately preceding Loan Year by (ii) the Percentage Rate.  Within 60 days following the end of each Loan Year, Borrowers shall furnish Lender with a statement, verified by a corporate officer of Borrowers, showing the amount of Gross Receipts for the preceding Loan Year, which statement shall be accompanied by Borrowers payment of the Additional Payment, if any, due.  The term “Loan Year” as used in this Agreement shall mean a period of 12 full calendar months.  The first Loan Year shall begin on the first day of the calendar month following the Effective Date.  Each succeeding Loan Year shall commence on the anniversary of the first Loan Year.

6.4                               Audit Rights.  Lender shall have the right, not more often than once each year, to audit Borrowers’ records of Gross Receipts, but only for the purpose of ascertaining the amount of Gross Receipts during the preceding Loan Year.  Such audit shall be made on behalf of Lender by a certified public accountant to be selected by Lender.  If Lender wishes to audit Borrowers’ records for any Loan Year, Lender shall notify Borrowers and proceed with such audit within 12 months after the end of the Loan Year in question.  Should Lender fail to exercise the right to audit the records of Borrowers within 12 months after the end of any Loan Year, then Lender shall have no further right to audit the records of Borrowers for such Loan Year, and Borrowers’ statement of Gross Receipts for such Loan Year shall conclusively be deemed to be correct.  Any such audit by Lender shall be at Lender’s own expense, except as hereinafter provided.  If any such audit discloses that Borrowers have understated the Gross Receipts for such Loan Year by more than 3% and Lender is entitled to any additional Annual Additional Payment as a result of such understatement, then Borrowers shall promptly pay to Lender the cost of such audit.  Borrowers shall, in any event, pay Lender the amount of any deficiency in Annual Additional Payment.

6.5                               Gross Receipts.  The term “Gross Receipts” shall mean:  (i) the entire amount of the price charged, whether wholly or partially in cash or on credit, or otherwise, for all goods, wares, merchandise and chattels of any kind sold, leased, licensed or delivered (specifically including without limitation ski lift tickets, golf course green fees, hotel charges), and all charges for services sold or performed in, at, upon or from any part of or through the use of the Collateral or any part thereof by a Payment Borrower or any other party, or by means of any mechanical or other vending device; and (ii) all gross income of Payment Borrowers, and any other party from any operations in, at, upon or from the Collateral which are neither included in nor excluded from Gross Receipts by other provisions of this Agreement, but without duplication.  Gross Receipts shall not include, or if included, there shall be deducted (but only to the extent they have been included), as the case may be, (i) the net amount of cash or credit refunds upon Gross Receipts, where the merchandise sold or some part of it is returned by the purchaser to and accepted by Borrowers (but not exceeding in any instance the selling price of the item in question); (ii) the amount of any sales tax, use tax or retail excise tax which is imposed by any duly constituted governmental authority directly on sales and which is added to the selling price (or absorbed therein) and is paid to the taxing authority by Borrowers (but not any vendor of Borrowers); (iii) exchanges of merchandise between the Collateral and other ski resorts of Borrowers or its Affiliates to the extent the same are made solely for the convenient operation of a Borrower’s business and not for the purpose of depriving Lender of the benefit of Gross Receipts; (iv) returns of merchandise to shippers, suppliers or manufacturers; (v) discount sale to employees and agents of Borrowers of merchandise not intended for resale; (vi) all receipts or proceeds from borrowings; (vii) gift certificates or like vouchers, if not issued for value, until the time they have been converted into a sale or redemption; (viii) income, revenues, receipts or proceeds from a Borrower’s investment of any funds in a deposit institution; and (ix) separately stated interest and service charges.  In addition to the foregoing, the following shall be deducted from Gross Receipts to the extent otherwise included in the calculation thereof:  (a) credits or refunds made to customer; (b) all federal, state, county and city sales taxes or other similar taxes, (c) all occupational taxes, use taxes and other taxes which must be paid by a Borrower or collected by a Borrower, by whatever name they are known or assessed, and regardless of whether or not they are imposed under any existing or future orders, regulations, laws or ordinances; and (d) agency commissions paid to independent third parties for selling tickets and surcharges in excess of the standard ticket price for tickets purchased by use of credit cards, but only to the extent such commissions or surcharges are actually remitted to independent third parties.

Section 7                          INDEMNITIES.

7.1                               Increased Costs.  If, after the Effective Date of this Agreement, (a) the introduction of any Law, rule or regulation or any change therein, (b) any change in the interpretation or administration of any Law, rule or regulation by any central bank or other governmental authority or (b) the compliance by Lender with any guideline, request or directive from any central bank or other governmental authority (whether or not having the force of Law) shall increase the cost to Lender (other than any increase in the cost of the overhead of Lender) of agreeing to make or making, funding or maintaining the Loans to Borrowers, then Borrowers shall from time to time, upon demand by Lender to the Borrower Representative, pay to Lender additional amounts sufficient to indemnify Lender for such increased cost.

7.2                               Risk-Based Capital.  If Lender shall have determined that after the Effective Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged by law with the interpretation or administration thereof, or compliance by Lender or the parent corporation of any thereof with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, in each case made subsequent to the Effective Date, has or would have the effect of reducing by an amount reasonably deemed by Lender to be material to the rate of return on the capital or assets of Lender or the parent corporation thereof as a consequence of the obligations of Lender hereunder to a level below that which Lender or the parent corporation thereof could have achieved but for such adoption, effectiveness, change or compliance, then from time to time, within 15 Business Days after demand by Lender to the Borrower Representative, the Borrowers shall pay to Lender such additional amount or amounts as will compensate Lender or the parent corporation thereof for such reduction.

Section 8                          SECURITY INTEREST IN COLLATERAL; COLLATERAL REQUIREMENTS.

8.1                               Grant of Security Interest.  To secure the prompt payment and performance of the Obligations, each Borrower hereby grants to the Lender, a continuing security interest in and a pledge of all of the tangible and intangible personal property and assets of such Borrower, whether now owned or existing or hereafter acquired or arising and wheresoever located including, without limitation: (a) all Accounts, (b) all Inventory, (c) all General Intangibles and Intellectual Property, (d) all Equipment and Fixtures, (e) all Investment Property, (f) all Deposit Accounts and any and all monies credited by or due from the Lender or any other depository to such Borrower, whether in a Cash Collateral Account, any other Deposit Account, or any Lockbox, (g) all Pledged Collateral and any Additional Pledged Collateral (arising after the date hereof), (h) all Instruments, Documents, documents of title, policies and certificates of insurance, securities, goods, choses in action, Chattel Paper, cash or other property, to the extent owned by such Borrower or in which such Borrower has an interest, (i) all Collateral of such Borrower which now or hereafter is at any time in the possession or control of any of the Lender or in transit by mail or carrier to or from any of the Lender or in the possession of any Person acting in Lender’s behalf, without regard to whether Lender received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Lender had conditionally released the same, and any and all balances, sums, proceeds and credits of such Borrower with Lender, (j) all accessions to, substitutions for, and all replacements, Products and Proceeds of the herein above-referenced property of such Borrower described in this Section including, but not limited to, proceeds of insurance policies insuring such property, and proceeds of any insurance, indemnity, warranty or guaranty payable to such Borrower and (k) all books, records, and other property (including, but not limited to, credit files, programs, printouts, computer software, and disks, magnetic tape and other magnetic media, and other materials and records) of such Borrower pertaining to any such above-referenced property of such Borrower; provided, however, that in no event shall the Borrowers be required to pledge more than 65% of the voting power of all classes of the capital stock of a Subsidiary of any Borrower that is not a Domestic Subsidiary.

8.2                               Perfection.

(a)                                 Perfection by Filing; Authorization by Debtor.  Each Borrower (i) hereby authorizes the Lender, at any time and from time to time, to file financing statements, continuation statements, and amendments thereto that comply with and contain any other information required by the UCC for the sufficiency of filing office acceptance of any such financing statement, continuation statement, or amendment and (ii) otherwise agrees to take such other action and execute such assignments or other instruments or documents, in each case as the Lender may request, to evidence, perfect, or record the Lender’s security interest in the Collateral, now existing or hereafter arising, or to enable the Lender to exercise and enforce its rights and remedies under this Agreement with respect to any Collateral.  Any such financing statement, continuation statement, or amendment may be filed by the Lender on behalf of the Borrowers.  Each Borrower hereby authorizes the Lender to file financing statements listing the collateral granted to the Lender hereunder as “all personal property and other assets of the debtor” or words of similar effect.

(b)                                 Other Perfection Methods.  Each Borrower shall, at any time and from time to time, take such steps as the Lender may reasonably request for the Lender: (i) to obtain a perfected security interest in any Pledged Collateral existing on the date hereof or any Additional Pledged Collateral hereafter arising, (ii) to obtain an acknowledgment, in form and substance reasonably satisfactory to the Lender, of any bailee, warehouseman or consignee having possession of any of the Collateral, stating that such Person holds such Collateral for the Lender as secured party, (iii) to obtain “control” of any Investment Property, Letter-of-credit rights, or “electronic chattel paper” (as such terms are defined by the UCC with corresponding provisions thereof defining what constitutes “control” for such items of Collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to the Lender, and (iv) otherwise to assure the continued perfection and priority of the Lender’s security interest in any of the Collateral and of the preservation of its rights therein.  If any Borrower shall at any time acquire a “commercial tort claim” (as such term is defined in the UCC), the Borrower Representative shall promptly notify the Lender thereof in a writing, therein providing a reasonable description and summary thereof, and upon delivery thereof to the Lender, such

Borrower shall be deemed to thereby grant to the Lender (and such Borrower hereby grants to the Lender) a security interest and lien in and to such commercial tort claim and all proceeds thereof, all upon the terms of and governed by this Agreement.

Nothing contained in this Section shall be construed to narrow the scope of the Lender’s security interests or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges, or remedies of the Lender under the Loan Documents.

8.3                               Changes Affecting Perfection.  No Borrower shall nor shall any Borrower permit any Subsidiary to, without giving the Lender at least thirty (30) days prior written notice thereof: (a) make any change in any location where Inventory or Equipment of such Borrower or such Subsidiary is maintained, or locate any of such Inventory or Equipment at any location not listed on the Disclosure Schedule (other than in connection with sales of Inventory or Equipment in the ordinary course of business or Inventory or Equipment in transit), (b) change its jurisdiction of organization or make any change in the location of its chief executive office, principal place of business or the office where its records pertaining to its Accounts and General Intangibles are kept, (c) add any new places of business or (d) make any change in its legal name or corporate structure.

8.4                               Reinstatement.  The provisions of this Section 8 and Section 9 of this Agreement shall remain in full force and effect in respect of the Borrowers should any petition be filed by or against any Borrower for liquidation or reorganization, should any Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any part of such Borrower’s assets or should any other Financial Impairment relating to such Borrower occur.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall, to the extent permitted by applicable law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.5                               Further Assurances.  Each Borrower will, and will cause each of its Subsidiaries to, at the expense of such Borrower, make, execute, endorse, acknowledge, file or deliver to the Lender from time to time such conveyances, financing statements, transfer endorsements, powers of attorney, certificates, and other assurances or instruments and take such further steps relating to the Collateral, now existing or hereafter arising, covered by this Agreement and the other Loan Documents as the Lender may reasonably require.  Each Borrower will execute or cause to be executed and shall deliver the Lender any and all documents and agreements deemed necessary by the Lender to give effect to or carry out the terms or intent of the Loan Documents.  If at any time the Lender determines, based on applicable law, that all applicable taxes (including, without limitation, mortgage recording taxes or similar charges) were not paid in connection with the recordation of any mortgage or deed of trust, the Borrowers shall promptly pay the same upon demand.  Each Borrower will, if requested by the Lender at any time, in order to meet any legal requirement applicable to Lender, provide to the Lender and the Lender, at such Borrower’s expense, appraisals and other supporting documentation relating to any mortgage.  Each Borrower shall execute a mortgage or deed of trust, in form and substance satisfactory to the Lender, granting a lien on any real property acquired by such Borrower.  The Lender, in the reasonable exercise of its credit judgment, may order and obtain at the Borrowers’ expense, such new or updated title, lien, judgment, patent, trademark and UCC financing statement searches or reports as to the Borrowers or any Collateral as the Lender may deem reasonably appropriate; provided that prior to the occurrence and continuance of an Event of Default, the Borrowers shall be responsible for the cost of only one updated title, lien, judgment, patent, trademark and UCC financing statement search in each calendar year.  At any time during the existence of an Event of Default, the Lender may order and obtain at the Borrowers’ expense such surveys of real property owned or used by any Borrower as the Lender may deem appropriate, together with updated title searches and reports with respect to such real property.

8.6                               Termination of Security Interest; Release of Collateral.  Upon the payment in full of all of the Obligations hereunder (a) the security interests and the other Liens and licenses granted to the Lender shall terminate, (b) all rights to the Collateral shall revert to the Borrowers with rights therein, (c) the Lender will at the sole cost and expense of the Borrowers, (x) execute and deliver to the Borrowers all documents as the Borrowers may reasonably request to evidence the termination of such security interests and the release of such Collateral, and (y) take such other actions with respect to this Agreement, the other Loan Documents, the Liens created thereby as the Borrowers shall reasonably request, and (d) this Agreement and all of the other Loan Documents will be terminated, and the Borrowers will have no further liabilities or obligations thereunder (except any liabilities and/or obligations which under the terms of this Agreement or any Loan Document survive termination thereof).

Section 9                          COLLATERAL ADMINISTRATION: REPRESENTATIONS, WARRANTIES AND COVENANTS RELATING TO COLLATERAL.

9.1                               Protection of Collateral; Reimbursement.  All reasonable expenses of protecting, storing, warehousing, insuring, handling, maintaining, and shipping any Collateral, any and all excise, property, sales, use, or other taxes imposed by any federal, state, or local authority on any of the Collateral, or in respect of the sale thereof, or otherwise in respect of the Borrowers’ business operations shall be borne and paid by the Borrowers.  If any Borrower fails to pay any portion thereof promptly when due, the Lender, at its option, may, but shall not be required to, pay the same.  All sums so paid or incurred by the Lender for any of the foregoing shall be repayable on demand.  Beyond reasonable care in the custody thereof, the Lender shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.  The Lender shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property.  Unless otherwise provided by Law, the Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever.

9.2                               Maintenance of Insurance With Respect to Collateral.  Each Borrower will maintain, with financially sound and reputable companies satisfactory to the Lender, insurance policies: (a) insuring the Equipment, Inventory and other tangible personal property of such Borrower, and all Equipment subject to any lease, against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses, (b) insuring such Borrower against liability for personal injury, property damage relating to such Equipment, Inventory, other tangible personal property and Equipment covered by any equipment lease, and business interruption, such policies to be in such form and in such amounts and coverage as may be reasonably satisfactory to the Lender, (c) naming the Lender as additional insured and loss payee (as applicable) with respect to such insurance and (d) providing that no cancellation, reduction in amount, change in coverage or expiration shall be effective until at least thirty (30) days after written notice to the Lender.

9.3                               Collateral Audit; Inspection; Appraisals; Verification.  During regular business hours and after reasonable notice to the Borrower Representative, the Lender or its designee shall have the right (x) to conduct collateral audits of all books, records, journals, orders, receipts, or other correspondence related thereto (and to make extracts or copies thereof as the Lender may reasonably request), (y) to inspect the Collateral and premises upon which any of the Collateral is located for the purpose of appraising or verifying the amount, quality, quantity, value, and condition of, or any other matter relating to, the Collateral, and (z) to examine and make copies of each Borrower’s and its Subsidiaries’ financial records and to consult with such Borrower’s and its Subsidiaries’ officers, directors, accountants, actuaries, trustees and plan administrators, as the case may be, in respect of such Borrower’s and its Subsidiaries’ financial condition, each of which parties is hereby authorized by the Borrowers to make such information available to the Lender, to the same extent that it would to the Borrowers.  The Lender shall be permitted to require that the Borrower Representative deliver or cause to be delivered to Lender at the Borrowers’ expense written reports or appraisals as to the Collateral of the Borrowers and in form, scope and methodology reasonably acceptable to the Lender and by an appraiser reasonably acceptable to Lender, addressed to the Lender and upon which the Lender is expressly permitted to rely.  The Borrowers shall pay for all fees and expenses incurred by the Lender with respect to such audits and appraisals; provided that unless an Event of Default shall be continuing, the Borrowers shall only be responsible for the fees and expenses of one real property appraisal per calendar year.  It is expressly understood that no less than 4½ years but no more than 5 years from the Closing Date, the Lender will require the Borrower Representative to deliver completely new appraisals of each Borrower’s real properties.  Upon the occurrence of an Event of Default which is continuing, the Lender may exercise such access and other rights, at the Borrowers’ expense, at any time (with or without advance notice) as the Lender deems such action necessary or desirable.

9.4                               Inventory and Equipment Maintenance Covenants.  (a) Each Borrower shall at all times maintain Inventory and Equipment records reasonably satisfactory to the Lender, itemizing and describing in reasonable detail the kind, type, quality and quantity of its Inventory and Equipment and such Borrower’s cost therefor and such Borrower shall furnish to the Lender, upon the Lender’s request (but, so long as no Event of Default exists, no more than annually), a current schedule containing the foregoing information and (b) each Borrower shall keep its Inventory in good and marketable condition and its Equipment in good and useable condition.

9.5                               Status of Collateral.  The Borrower Representative agrees to advise the Lender promptly, in sufficient detail, upon becoming aware of: (a) any substantial change relating to the type, quantity or quality of the Collateral (other than the ordinary course purchase and sale of Inventory consistent with past practice), or (b) any event which, singly or in the aggregate with other such events, could reasonably be expected to have an adverse effect on Collateral values in excess of One Hundred Thousand Dollars ($100,000), or (c) any event which, singly or in the aggregate with other such events, could reasonably be expected to adversely affect the security interests granted to the Lender herein in excess of One Hundred Thousand Dollars ($100,000).

9.6                               Lien Waivers, Landlord Waivers, Warehouse Receipts.  In the event any Inventory or Equipment of any Borrower is at any time located on any real property not owned by such Borrower, such Borrower will use commercially reasonable efforts to obtain and maintain in effect at all times while any such Inventory or Equipment is so located valid and effective lien waivers in form and substance reasonably satisfactory to the Lender, whereby each owner, mortgagee or landlord having an interest in such real property shall waive, disclaim or subordinate any interest in such Inventory or Equipment, as applicable, and shall agree to allow the Lender reasonable access to such real property in connection with any enforcement of the security interest granted hereunder.  During the existence of an Event of Default, in the event that any Borrower stores any Inventory with a bailee, warehouseman or similar party, upon the request of the Lender, such Borrower will cause any such bailee, warehouseman or similar party to issue and deliver to the Lender, in form and substance satisfactory to the Lender, warehouse receipts for such Inventory in the Lender’s name.

9.7                               Deposit Accounts.  Other than the Lockboxes and Deposit Accounts disclosed on the Disclosure Schedule, no Borrower shall maintain a post office box, lockbox or Deposit Account for any purpose.

9.8                               Delivery of Instruments, Chattel Paper.  If any amount payable under or in connection with any of the Collateral owned by any Borrower shall be or become evidenced by an Instrument or Chattel Paper, such Borrower shall immediately deliver such Instrument or Chattel Paper to the Lender, duly endorsed in a manner satisfactory to the Lender, or, if consented to by the Lender, shall mark all such Instruments and Chattel Paper with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of EPT Ski Properties, Inc., a Delaware corporation.”

9.9                               Representations and Warranties Regarding Pledged Collateral.  With respect to the Pledged Collateral: (a) each Borrower is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or Certificated Securities and does not own any other Investment Property, (b) all of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests have been duly and validly issued and are fully paid and nonassessable; (c) all Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests of each Borrower as of the Closing Date are listed on the Disclosure Schedule; (e) all Pledged Collateral consisting of Certificated Securities or Instruments has been delivered to the Lender; (g) other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles, there is no Pledged Collateral other than that represented by Certificated Securities or Instruments in the possession of the Lender and (h) no Person other than the Lender has control over any Investment Property of any Borrower that is pledged to Lender.

9.10                        Material Recovery Event.  Within ten (10) days after the occurrence of any Material Recovery Event, the Borrower Representative will furnish to the Lender written notice thereof.  If any Material Recovery Event results in Net Proceeds, the Lender is authorized at its discretion to collect such Net Proceeds and, if received by any Borrower, such Borrower will pay over or cause to be paid over such Remittance of Net Proceeds to the Lender, in each case if

Lender so elects, for the application to the prepayment of Obligations; provided, however, if: (i) no Default or Event of Default has occurred which is continuing and (ii) the Borrower Representative notifies the Lender in writing (the “Material Recovery Notice”) that such Borrower intends to rebuild or restore the affected property or acquire replacement assets useful in such Borrower’s or a Subsidiary’s business, that such rebuilding or restoration can be accomplished within six (6) months out of such Remittance of Net Proceeds and other funds available to such Borrower and Borrower shall have deposited such additional funds with Lender, then prepayment of the Loans in an amount equal to the Material Recovery Deferred Amount shall not be required and any such Net Proceeds collected by the Lender shall be paid over to the Borrower Representative or as otherwise directed by the Borrower Representative until the Material Recovery Payment Date for application of the cost of rebuilding or restoration in accordance with customary disbursement procedures.  Any amounts not so applied on the Material Recovery Prepayment Date to the costs of rebuilding or restoration shall, at Lender’s election, either be applied to the prepayment of the Obligations, or remitted to such Borrower.

Section 10                   GENERAL REPRESENTATIONS AND WARRANTIES.

Each Borrower represents and warrants to the Lender as follows:

10.1                        Existence.  Each Borrower and each Subsidiary thereof is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization.  No Borrower has any Subsidiaries other than as listed in the Disclosure Schedule.  Each Borrower and each Subsidiary thereof is duly qualified or licensed to transact business in its respective jurisdiction of organization and in each additional jurisdiction where such qualification or licensure is necessary, except where failure to do so will not have a Material Adverse Effect.

10.2                        Authorization.  The execution, delivery and performance of this Agreement and the other Loan Documents to which each Borrower is a party: (a) are within such Borrower’s corporate powers, (b) have been duly authorized, and are not in contravention of Law applicable to such Borrower or the terms of such Borrower’s Charter Documents or any indenture or other document or instrument evidencing borrowed money or any other material agreement or undertaking to which such Borrower is a party or by which it or its property is bound.

10.3                        Enforceability.  This Agreement and the other Loan Documents constitute the legal, valid and binding obligations of each Borrower and each Subsidiary thereof which is a party thereto, enforceable against such Borrower and such Subsidiary in accordance with the terms thereof, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles including principles of commercial reasonableness, good faith and fair dealing (whether enforcement is sought by proceedings in equity or at law).

10.4                        Title to Collateral; Liens; Transfers.  Each Borrower has good and indefeasible title (or marketable title in case of real property) to and ownership of the Collateral, free and clear of all Liens, except for Liens permitted under Section 11.3(d).

10.5                        Lien Perfection and Priority.  From and after the Closing Date, by reason of the filing of financing statements, continuation statements, assignments of financing statements and termination statements in all requisite governmental offices, this Agreement and the other Loan Documents will create and constitute a valid and perfected first priority security interest (except as permitted by this Agreement or the other Loan Documents) in and Lien on that portion of the Collateral which can be perfected by such filing and by the execution and delivery of this Agreement and the other Loan Documents, which security interest will be enforceable against each Borrower and all third parties as security for payment of all Obligations.  From and after the Closing Date, by reason of the delivery to the Lender of all Collateral consisting of Instruments and Certificated Securities, in each case properly endorsed for transfer to the Lender or in blank and assuming the Lender had no notice of an adverse claim, this Agreement and the other Loan Documents will create and constitute a valid and perfected first priority security interest (except as permitted by this Agreement or the other Loan Documents) in and Lien on that portion of the Collateral which can be perfected by such possession and endorsement and by the execution and delivery of this Agreement and the other Loan Documents, which security interest will be enforceable against each Borrower and all third parties as security for payment of all Obligations.

10.6                        Litigation; Proceedings.  Except as set forth in the Disclosure Schedule, there are no actions, suits, investigations or proceedings, and no orders, writs, injunctions, judgments or decrees, now pending, existing or, to the knowledge of any Borrower, threatened against any Borrower or any Subsidiary thereof affecting any property of such Borrower or such Subsidiary, this Agreement or any other Loan Document, whether at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators.  There is no action, suit, investigation, proceeding, order, writ, injunction, or decree against any Borrower or any Subsidiary thereof that, if adversely determined, when taken singly or with all other actions, suits, investigations, proceedings, orders, writs, injunctions or decrees currently pending, could reasonably be expected to result in a Material Adverse Effect.

10.7                        Taxes.  The federal employer identification number for each Borrower and each Subsidiary thereof is set forth on the Disclosure Schedule.  Borrower and each of its Subsidiaries has, filed all federal, state and local tax returns which are required to be filed by any of them, and, except to the extent permitted by Section 11.2(h) of this Agreement, each of them has paid all taxes and assessments due and payable as shown on such returns, including interest, penalties and fees; provided, however, that no such tax, assessment, charge or levy need be paid so long as and to the extent that: (i) it is contested in good faith and by timely and appropriate proceedings effective, during the pendency of such proceedings, to stay the enforcement of such taxes, assessments and governmental charges and levies and (x) such stay prevents the creation of any Lien (other than inchoate Liens for property taxes) or (y) a bond has been provided which prevents the creation of any Lien (other than inchoate Liens for property taxes), (ii) appropriate reserves, as required by GAAP, are made on the books of such Borrower and its Subsidiaries, as appropriate and (iii) such tax, assessment, charge or levy is not material in nature compared to the overall net worth of such Borrower.  The name under which Peak Resorts files consolidated federal tax returns for itself and its Subsidiaries is “Peak Resorts, Inc.” Peak Resorts has filed a consolidated federal tax return that has included all of its Subsidiaries in existence at such time for each of the previous 5 tax years.

10.8                        Consents; Approvals; No Violations.  No action, consent or approval of, registration or filing with or any other action by any governmental authority or other Person is or will be required in connection with the transactions contemplated by this Agreement and the other Loan Documents, except such as have been made or obtained and are in full force and effect and except for the filings required to create or perfect the Liens in favor of the Lender that are contemplated hereby and by the other Loan Documents.  Borrowers have not received any notice of default under any contract, agreement or commitment to which it is a party or by which it is bound, the effect of which will adversely affect the performance by Borrowers of their Obligations under or pursuant to this Agreement.  The use of the Properties does not violate and will not at any time violate (a) any permit or license issued with respect to the Properties, or any of them; or (b) any material condition, easement, right-of-way, covenant or restrictions affecting the Properties or any of them.

10.9                        Lawful Operations.  The operations of each Borrower and each Subsidiary thereof are in compliance in all material respects with applicable requirements imposed by Law, including without limitation, occupational safety and health laws, and zoning ordinances, except to the extent any such noncompliance, when taken singly or with all other such noncompliance, has not resulted, and could not reasonably be expected to result in a Material Adverse Effect.

10.10                 Environmental Compliance.  Except as disclosed on the Disclosure Schedule, (a) each Borrower and each Subsidiary thereof are in compliance with Environmental Laws except for any noncompliance, when taken singly or with all other such noncompliance, which has not resulted, and could not reasonably be expected to result, in a Material Adverse Effect; (b) with respect to any of the Properties, there is no pending or, to the actual knowledge of such Borrower after due inquiry, threatened Environmental Claim against such Borrower or such Subsidiary, or any other environmental condition with respect to any Property which Environmental Claim or condition, when taken singly or with all other such Environmental Claims or conditions, has resulted, or could reasonably be expected to result, in a Material Adverse Effect; (c) such Borrower and such Subsidiary are in compliance with all Environmental Permits, except to the extent any such noncompliance, when taken singly or together with all other instances of such noncompliance, has not resulted, and could not reasonably be expected to result, in a Material Adverse Effect; (d) no Property is listed or to the knowledge of such Borrower, formally proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar federal or state list of sites requiring investigation or clean-up and to the knowledge of such Borrower, neither any Borrower nor any Subsidiary thereof has directly transported or directly arranged for the transportation of any Hazardous Material to any such listed location or location which is proposed for such listing, which could reasonably be expected to result such Borrower or such Subsidiary incurring material liabilities under Environmental Laws.

10.11                 Environmental Laws and Permits.  Without limiting the representations made in Section 10.10 above, to the best knowledge of each Borrower, there are no circumstances with respect to the Property or operations of any Borrower or any Subsidiary thereof that could reasonably be expected to: (i) form the basis of an Environmental Claim against such Borrower or such Subsidiary which would constitute a violation of Section 11.2(d) hereof, or (ii) cause any Property owned, leased or funded by such Borrower or such Subsidiary to be subject to any material restrictions on ownership, occupancy, use or transferability under any applicable Environmental Law.

10.12                 ERISA.  The Disclosure Schedule sets forth a list of all of the Employee Benefit Plans of each Borrower, each Subsidiary thereof and each ERISA Affiliate thereof.  Each Employee Benefit Plan of each Borrower and each Subsidiary thereof which is intended to qualify under Section 401 of the Code does so qualify, and any trust created thereunder is exempt from tax under the provision of Section 501 of the Code, except where such failures in the aggregate would not have a Material Adverse Effect.  No Accumulated Funding Deficiency exists in respect of any Employee Benefit Plan that is subject to Code Section 412 and no Reportable Event has occurred in respect of any Employee Benefit Plan that is subject to Title IV of ERISA which is continuing and which, in the case of such Accumulated Funding Deficiency or Reportable Event, when taken singly or with all other such Reportable Events or Accumulated Funding Deficiencies, has resulted, or could reasonably be expected to result, in a Material Adverse Effect, or has otherwise resulted, or could reasonably be expected to result, in liabilities or claims against such Borrower in an amount exceeding Fifty Thousand Dollars ($50,000).  No “prohibited transactions” (as defined in Section 406 of ERISA or Section 4975 of the Code), have occurred which, when taken singly or with all other such “prohibited transactions,” has resulted, or could reasonably be expected to result, in a Material Adverse Effect, or has otherwise resulted, or could reasonably be expected to result, in liabilities or claims against the Borrowers in an amount exceeding Fifty Thousand Dollars ($50,000) in the aggregate.  No Borrower, nor any Subsidiary thereof, nor any ERISA Affiliate thereof has: (i) had an obligation to contribute to any Multiemployer Plan except as disclosed in the Disclosure Schedule or (ii) incurred or reasonably expects to incur any liability for the withdrawal from such a Multiemployer Plan which withdrawal liability, when taken singly or with all other such withdrawal liabilities, has resulted, or could reasonably be expected to result, in a Material Adverse Effect, or has otherwise resulted, or could reasonably be expected to result, in liabilities or claims against the Borrowers in an amount exceeding Fifty Thousand Dollars ($50,000) in the aggregate.  No Borrower and, to the knowledge of the Borrowers, no fiduciary for any Employee Benefit Plan listed on the Disclosure Schedule, has engaged in any transaction with respect to such Employee Benefit Plan or failed to act in a manner with respect to such Employee Benefit Plan that could reasonably be expected to result in a Material Adverse Effect under ERISA or any other applicable law, except where such failures in the aggregate would not have a Material Adverse Effect and could not reasonably be expected to result in liabilities or claims against such Borrower and its Subsidiaries in an amount exceeding Fifty Thousand Dollars ($50,000).

10.13                 Agreements; Adverse Obligations; Labor Disputes.

The Disclosure Schedule sets forth a list of all Material Business Agreements of each Borrower and each Subsidiary thereof as of the Closing Date.  The Material Business Agreements of such Borrower and such Subsidiary are in full force and effect and have not been revoked or otherwise modified since the execution thereof.  Each Borrower and each Subsidiary thereof is in material compliance with the terms of the Material Business Agreements.  No Borrower and no Subsidiary thereof is subject to any contract, agreement, or corporate restriction which could reasonably be expected to have a Material Adverse Effect.  No Borrower and no Subsidiary thereof is a party to any labor dispute (including any strike, slowdown, walkout or other concerted interruptions by its employees, but excluding grievance disputes) which could, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.  There are no material strikes, slow-downs, walkouts or other concerted interruptions of operations by employees of any Borrower or any Subsidiary thereof whether or not relating to any labor contracts.

10.14                 Financial Statements; Projections.

(a)                                 Financial Statements.  The Borrower Representative has furnished to the Lender complete and correct copies of (i) the audited balance sheets of Peak Resorts and its consolidated Subsidiaries for the Fiscal Year ending March 31, 2014 and the related statements of income, shareholder’s equity, and cash flows, and, as applicable, changes in financial position or cash flows for such Fiscal Year, and the note to such financial statements, reported upon by McGladrey & Pullen, LLP, certified public accountants, and (ii) the internal unaudited balance sheets of Peak Resorts and its consolidated Subsidiaries for the Fiscal Quarter ending December 31, 2014 and the related statements of income and shareholder’s equity for the Fiscal Quarter then ended, certified by an executive officer of the Borrower Representative.  All such financial statements: (a) have been prepared in accordance with GAAP, applied on a consistent basis (except as stated therein) and (b) fairly present in all material respects the financial condition of Peak Resorts and its consolidated Subsidiaries as of the respective dates thereof and the results of operations for the respective fiscal periods then ending, subject in the case of any such financial statements which are unaudited, to the absence of any notes to such financial statement and to normal audit adjustments, none of which are known to or could reasonably be expected to involve a Material Adverse Effect.  No Borrower has experienced, nor has any Subsidiary thereof experienced, an event or circumstance that would have a Material Adverse Effect since the March 31, 2014 financial statements, nor has there been any material change in any Borrower’s or any of its Subsidiaries’ accounting procedures used therein.  Peak Resorts and its consolidated Subsidiaries did not as of March 31, 2014, and will not as of the Closing Date, after giving effect to the Loans made on the Closing Date, have any material contingent liabilities, material liabilities for taxes, unusual and material forward or long-term commitments or material unrealized or anticipated losses from any unfavorable commitments, except those reflected in such financial statements or the Notes thereto in accordance with GAAP or, to the extent not required to be reflected by GAAP, are disclosed in the Disclosure Schedule.

(b)                                 Financial Projections.  The Borrower Representative has delivered to the Lender a copy of financial and business projections for Peak Resorts and its consolidated Subsidiaries (including balance sheet, income and cash flow and other forecasts) prepared by the Borrower Representative (the “Financial Projections”) with respect to Peak Resorts and its Subsidiaries for the Fiscal Years therein covered.  Such Financial Projections were prepared in good faith and were based upon assumptions which the Borrower Representative believed to be reasonable (as of the dates the Financial Projections were prepared).  No facts are known to the executive officers and management of any Borrower at the date hereof which, if reflected in the Financial Projections, would result in a material adverse change in the projected assets, liabilities, results of operations, or cash flows reflected therein.

10.15                 Intellectual Property.  Each Borrower and each Subsidiary thereof owns or has the legal and valid right to use, sell, and license all Intellectual Property necessary for the operation of its business as presently conducted, free from any Lien not permitted under

Section 11.3(d) hereof and free of any restrictions which could reasonably be expected to have a Material Adverse Effect on the operation of its business as presently conducted.  Except as set forth in the Disclosure Schedule, neither any Borrower nor any Subsidiary thereof (a) owns any Intellectual Property, (b) licenses any Intellectual Property (whether as licensor or licensee) necessary for the operation of its business, or (c) is a party to any Material License Agreement with respect to such Intellectual Property.

10.16                 Structure; Capitalization.  The Borrower Representative has delivered to the Lender true and correct copies of Charter Documents for each Borrower.  The record and beneficial owners of the equity interests of the Borrowers and their Subsidiaries are as described in the Disclosure Schedule.  No Borrower has any Subsidiaries other than as described in the Disclosure Schedule.  Except as set forth in the Disclosure Schedule, there are no options, warrants or other rights to acquire any of the capital stock of any Borrower.  Peak Resorts has and will continue to have a Fiscal Year end on the last day of March in each calendar year.

10.17                 Value; Solvency.  Each Borrower has received fair consideration and reasonably equivalent value for the Obligations and liabilities it has incurred to the Lender hereunder.  After giving effect to the transactions contemplated hereby, each Borrower and each Subsidiary of each Borrower is Solvent.

10.18                 Investment Company Act Status.  Neither any Borrower nor any Subsidiary of any Borrower is, an “investment company”, or an “affiliated person” of, or a “promoter” or “principal underwriter” for an “investment company” (as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C.  § 80(a)(1), et seq.).

10.19                 UCC and Collateral Related Information.  Each Borrower represents that the Disclosure Schedule sets forth: (a) the jurisdiction of organization of each Borrower and each Subsidiary of each Borrower, the principal place of business of such Borrower and such Subsidiary and the office where the chief executive offices and accounting offices of such Borrower and such Subsidiary are located, (b) the office where such Borrower and such Subsidiary keeps its records concerning its Accounts and General Intangibles, (c) the location of such Borrower’s and such Subsidiary’s registered office and all locations of its respective operations and whether such locations are owned or leased, (d) all locations at which any Inventory, Equipment or other tangible property of such Borrower and such Subsidiary are located (other than Inventory or Equipment in transit), including, without limitation, the location and name of any warehousemen, bailee, processor or consignee at which such Borrower’s or such Subsidiary’s property are located and good faith estimated dollar value of such Borrower’s or such Subsidiary’s tangible property located at each such location, (e) the locations and addresses of all owned or leased real property of such Borrower or such Subsidiary, including the name of the record owner of such property (and a copy of its legal description) and (f) any other locations of such Borrower’s or such Subsidiary’s Inventory and Equipment during the five (5) years prior to the Closing Date.  No Borrower maintains any Securities Accounts or Commodities Accounts.

10.20                 Blocked Person.  No Borrower, no Subsidiary of any Borrower nor any Affiliate of any Borrower, is any of the following (each a “Blocked Person”):

(a)                                 a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

(b)                                 a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

(c)                                  a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(d)                                 a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order No. 13224;

(e)                                  a Person that is named as a “specially designated national” on the most current list published by the U.S.  Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or

(f)                                   a Person who is affiliated or associated with a Person listed above.

No Borrower nor any Affiliate thereof (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No.  13224.

10.21                 Regulation U/Regulation X Compliance.  The proceeds of Loans made to the Borrowers pursuant to this Agreement will be used only for the purposes contemplated by Section 11.2(f) hereof.  No part of the proceeds of Loans made to the Borrowers will be used for a purpose which violates any applicable law, rule, or regulation including, without limitation, the provisions of Regulation U or X of the Board of Governors of the Federal Reserve System, as amended.

10.22                 Full Disclosure.  None of the written information, exhibits or reports furnished by any Borrower to the Lender contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein not materially misleading in light of the circumstances for which such information was provided.

10.23                 No Material Adverse Effect.  No event has occurred which has had, or could reasonably be expected to have, a Material Adverse Effect.

10.24                 Additional Representations and Warranties.

(a)                                 Any and all balance sheets, statements of income or loss and financial data of any other kind heretofore furnished Lender by or on behalf of any of the Borrowers and each Guarantor are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied and fully and accurately present the financial condition of the subjects thereof as of the dates thereof and no material adverse change has occurred in the financial condition reflected therein since the dates of the most recent thereof;

(b)                                 There are no actions, suits or proceedings of a material nature pending, or to the knowledge of Borrowers threatened against, or affecting any of the Borrowers, any Guarantor or the Collateral, or involving the validity or enforceability of this Agreement or the priority of the lien and security interest created hereby, and no event has occurred (including specifically Borrowers’ execution of the Loan Documents and consummation of the transaction evidenced thereby) which will violate, be in conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any statute, regulation, rule, order or limitation, or any Agreement, deed of trust, lease, contract, bylaws, article of incorporation, article of partnership, partnership certificate or agreement, declaration of trust or other agreement or document to which any of the Borrowers is a party or by which any of the Borrowers may be bound or affected, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the Collateral other than the liens and security interests created by, or otherwise permitted by, the Loan Documents;

(c)                                  Borrowers have, or prior to commencement of any construction on the Properties will have, (i) received all requisite building permits and approvals to plans and specifications, (ii) filed and/or recorded all requisite subdivision maps, plats and other instruments and (iii) without limiting the generality of the foregoing, complied with all requirements of law;

(d)                                 Borrowers have all necessary permits and approvals, governmental and otherwise, and full power and authority to own, operate and lease the Properties;

(e)                                  The exceptions set forth in the Title Policies (the “Permitted Exceptions”) do not and will not materially and adversely affect or interfere with the value or operations of the Collateral or the security intended to be provided by this Agreement or Borrower’s ability to repay the Obligations in accordance with the terms of the Loan Documents;

(f)                                   The construction, use and occupancy of the Properties comply or, if built according to plans and specifications submitted to Lender, will comply in full with all requirements of law; no portion of any of the improvements situated on the Properties (“Improvements”) is or will be constructed over areas subject to easements; neither the zoning nor any other right to construct or to use any of the Improvements is to any extent dependent upon or related to any real estate other than the Properties; all approvals, licenses, permits, certifications, filings and other actions normally accepted as proof of compliance with requirements of law by prudent lending institutions that make investments secured by real estate in the general area of the Properties, to the extent available as of the date hereof, have been duly made, issued, or taken; and to the extent such approvals, licenses, permits, certifications, filings and other actions are not available as of the date hereof (i) the governmental authority charged with making, issuing or taking them is under a legal duty to do so, or (ii) Borrowers are entitled to have them made, issued or taken as the ministerial act of said governmental authority;

(g)                                 All streets, easements, utilities and related services necessary for the operation of the Properties for their intended purpose are available to the Properties, including potable water, storm and sanitary sewer, gas, electric and telephone facilities and garbage removal;

(h)                                 Each Loan Document constitutes a legal and binding obligation of, and is valid and enforceable against, Borrowers, all other persons obligated to Lender thereunder (if any) and the Collateral in accordance with the terms thereof and is not subject to any defenses or setoffs;

(i)                                    Other than the Jack Frost & Big Boulder Properties, a subdivision has been effected with respect to the Properties so that the Properties are taxed separately without regard to any other property, and so that for all purposes the Properties may be conveyed and otherwise dealt with as a separate lot or parcel;

(j)                                    Each of the Borrowers is current in the payment of any and all rent, tasks, utilities and any other changes of rent required to be paid by Borrowers under any Lease Agreement;

(k)                                 Each of the Borrowers represents and warrants to Lender that (i) it is not an “investment company,” or a company “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended, or a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended, or subject to any other federal or state law or regulation that purports to restrict or regulate Borrowers ability to borrower money; (ii) no part of the proceeds of the Notes will be used for the purpose of purchasing or acquiring any “margin stock” within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulations T, U or X or any other Regulations of such Board of Governors, or for any purpose prohibited by legal requirements or by the terms and conditions of the Loan Documents; (iii) the Loans are solely for the business purpose of Borrowers, and are not for personal, family, household, or agricultural purposes; and (iv) the Notes, this Agreement and the other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of the Notes, this Agreement or the other Loan Documents, or the exercise of any right thereunder, render this Agreement unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury;

(l)                                    Borrowers represent and warrant to Lender that Borrowers have obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Properties and all Improvements and the conduct of its business and all required zoning, building code, use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and none of which are subject to revocation, suspension, forfeiture or modification, (ii) the Properties and the present and contemplated use and occupancy thereof are in full compliance with all applicable laws, (iii) the Improvements are free from damage caused by fire or other casualty, (iv) all costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full, (v) except for personal property owned by tenants, Borrowers have paid in full for, and is the owner of, all of the equipment and other personal property used in connection with the operation of the Improvements, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby, and (vi) there is no proceeding pending (or notice of such proceeding received by Borrowers) for the total or partial condemnation of, or affecting, the Properties or Improvements;

(m)                             Borrowers represent and warrant to Lender that (i) all of the Improvements which were included in determining the appraised value of the Properties lie wholly within the boundaries and building restriction lines of the Properties, and no improvements on adjoining properties encroach upon the Properties or Improvements, and no easements or other encumbrances, except those which are insured against by title insurance, encroach upon any of the Improvements so as to affect the value or marketability of the Properties and (ii) the Properties are assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining properties or improvements not constituting a part of such lot or lots, and no other properties or improvements are assessed and taxed together with the Properties and Improvements or any portion thereof.  Borrowers agree that if the Properties and Improvements are not taxed and assessed as one or more tax parcels exclusive of all other real property, the term “taxes” will include all taxes, assessments, water rates and sewer rents now or hereafter levied, assessed or imposed against all other property, whether or not owned by Borrowers, that is taxed and assessed as part of any tax parcel that includes all or any portion of the Properties or Improvements;

(n)                                 There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to Borrowers’ knowledge and belief, threatened or contemplated against any Borrower or any of their respective general partners, managers or managing members, as the case may be (such entity being sometimes referred to as the “Governing Entity”), or any Affiliate of any Borrower, or any Borrower’s Governing Entity, or any person who owns or controls, directly or indirectly, ten percent (10%) or more of the beneficial ownership interests of any Borrower or any Borrower’s Governing Entity or any person, or against or affecting any portion of the Collateral, other than routine litigation against Borrowers or their Affiliates which is not expected to have a material adverse effect on the business or financial condition of any of the Borrowers and any litigation disclosed in writing to Lender;

(o)                                 Each Borrower represents and warrants to Lender that (i) none of the Borrowers are a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code and the related Treasury Department regulations, (ii) during the ten (10) year period preceding the date hereof, no petition in bankruptcy has been filed by or against any of the Borrowers, or the Governing Entity of any Borrower, or any Affiliate of any Borrower, or their respective Governing Entities, or any person who owns or controls, directly or indirectly, ten percent (10%) or more of the beneficial ownership interests of any Borrower’s Governing Entity, (iii) Borrowers have not entered into the Notes or any of the Loan Documents with the actual intent to hinder, delay, or defraud any creditor, (iv) Borrowers have received reasonably equivalent value in exchange for its obligations under the Loan Documents, (v) giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of the each Borrower’s assets exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed each such Borrower’s total liabilities, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities, (vi) Borrowers do not have any known material contingent liabilities, (vii) Borrowers do not have any material financial obligation under any indenture, loan agreement, or other agreement or instrument to which any Borrower is a party or by which any Borrower or any of the Collateral is otherwise bound, other than obligations incurred in the ordinary course of the operation of the Collateral, and obligations under the Notes and the Loan Documents, and (viii) Borrowers have not borrowed or received other debt financing that has not been heretofore paid in full (or will be paid in full as of the date hereof from the proceeds of the Notes).

(p)                                 Each Borrower represents and warrants to Lender that to each Borrower’s knowledge and belief, the Collateral is, and Borrowers covenant and agree to cause the Collateral at all times to remain, in compliance with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Collateral.

(q)                                 Except as is now in effect pursuant to Borrowers’ EB-5 Indebtedness program, as of the date of this Agreement, (i) the Collateral is managed by Borrowers, (ii) there is no agreement in place governing the management of the Collateral, and (iii) no fee is paid to any party for the management of the Collateral.  Borrowers further covenant that at any time during the term of the Obligations, Borrowers enter into an agreement for the management of the Collateral or pay a fee for management of the Collateral, (A) Borrowers shall first obtain Lender’s written approval of the property manager (the “Manager”) and property management agreement (the “Management Agreement”), and (B) Manager shall not be entitled to receive compensation for its services conducted in connection with the Collateral in excess of 3% of gross rental income collected from the Collateral.  At the time a Management Agreement is in place with respect to the Collateral, the following provisions of this sub-paragraph shall apply: The fee due under the Management Agreement, and the terms and provisions of the Management Agreement, are subordinate to this Agreement and the Manager shall attorn to Lender.  Borrowers shall not terminate, cancel, modify, renew or extend the Management Agreement, or enter into any agreement relating to the management or operation of the Collateral with Manager or any other party without the express prior written consent of Lender, which consent shall not be unreasonably withheld, provided, however, that Borrowers shall be permitted to renew any such Management Agreement in accordance with its existing terms as of the date thereof without the requirement of Lender’s consent.  If at any time Lender consents to the appointment of a new manager, such new manager and Borrowers shall, as a condition of Lender’s consent, execute a Manager’s Consent and Subordination of Management Agreement in the form then used by Lender.  Borrowers shall reimburse Lender on demand for all of Lender’s actual out-of pocket costs incurred in processing Borrowers request for consent to new property management arrangements;

(r)                                  Each of the Borrowers represents and warrants that it is in material compliance with the terms of the agreements, easements and other documents constituting the Permitted Encumbrances (collectively, the “Restrictive Agreements”).  Borrowers covenant and agree as follows: (i) Borrowers shall comply with all material terms, conditions and covenants of the Restrictive Agreements;  (ii) Borrowers shall promptly deliver to Lender a true and complete copy of each and every notice of default received by Borrowers with respect to any obligation of Borrowers under the provisions of the Restrictive Agreements;  (iii) Borrowers shall deliver to Lender copies of any written notices of default or event of default relating to the Restrictive Agreements served by Borrowers;  (iv) after the occurrence of an Event of Default, so long as the any of the Loans are outstanding, Borrowers shall not cast its vote(s) in any association established under the Restrictive Agreements and shall not grant or withhold any consent, approval or waiver under the Restrictive Agreements without the prior written consent of Lender, such consent not to be unreasonably withheld, conditioned or delayed; (v) if required for purposes of obtaining protection as Lender thereunder, Borrowers shall deliver to any association established under the Restrictive Agreements written notice of the identity of Lender and (vi) Borrowers will not enter into any agreement delegating its obligations and responsibilities, or assuming another owner’s obligations and responsibilities under the Restrictive Agreements.  Borrowers shall pay all common charges and any other amounts assessed pursuant to the Restrictive Agreements against Borrowers as and when the same become due and payable.  Upon request of Lender, Borrowers shall deliver to Lender evidence reasonably satisfactory to Lender that all such common charges and other amounts assessed pursuant to the Restrictive Agreements, which are then due and payable, have been paid by Borrowers.

Section 11                   COVENANTS OF THE BORROWERS.

So long as any of the Obligations hereunder remain outstanding, each Borrower will comply, and (where applicable) will cause each of its Subsidiaries to comply, with the following provisions:

11.1                        Reporting and Notice Covenants.

(a)                                 Quarterly Financial Statements.  The Borrower Representative shall furnish to the Lender, as soon as practicable and in any event within forty-five (45) days after the end of each Fiscal Quarter of Peak Resorts, unaudited consolidated balance sheets of Peak Resorts and its consolidated Subsidiaries as of the end of that Fiscal Quarter and the related statements of income, shareholder’s equity and cash flow for such Fiscal Quarter each prepared on an comparative basis with the comparable period during the prior year and in accordance with GAAP (without footnotes and subject to normal year-end adjustments), all in reasonable detail and certified, by a Responsible Officer of the Borrower Representative.

(b)                                 Annual Financial Statements.  The Borrower Representative shall furnish to the Lender, as soon as practicable and in any event within one hundred and twenty (120) days after the end of each Fiscal Year of Peak Resorts, a complete copy of the annual audit report of Peak Resorts and its consolidated Subsidiaries (including, without limitation, all consolidated financial statements thereof and the notes thereto) for that Fiscal Year: (i) audited and certified (without qualification as to GAAP), by Maher & Company, PC or other independent public accountants of recognized regional standing selected by Peak Resorts and reasonably acceptable to the Lender, and (ii) accompanied by the accountants’ management report and any management letters relating thereto, if any, and an opinion of such accountants, which opinion shall be unqualified as to scope or as to Peak Resorts being a going concern and shall (A) state that such accountants audited such consolidated financial statements in accordance with generally accepted auditing standards, that such accountants believe that such audit provides a reasonable basis for their opinion, and that in their opinion such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Peak Resorts and its consolidated Subsidiaries as at the end of such Fiscal Year and the consolidated results of their operations and cash flows for such Fiscal Year in conformity with GAAP, and (B) contain such statements as are customarily included in unqualified reports of independent accountants in conformity with the recommendations and requirements of the American Institute of Certified Public Accountants (or any successor organization).

(c)                                  Monthly Reports. The Borrower Representative shall furnish to the Lender, as soon as practicable and in any event within thirty (30) days after the end of each calendar month, profit and loss statements for each Borrower (and each of their Properties), and consolidated profit and loss statements for Peak Resorts, each Borrower, and all of their Subsidiaries. Such statements shall be in form reasonably approved by Lender.

(d)                                 Compliance Certificate.  The Borrower Representative shall furnish to the Lender, concurrently with the financial statements delivered in connection with Sections 11.1(a) and 11.1(b), a certificate of a Responsible Officer of the Borrower Representative, in his or her capacity as a Responsible Officer in the form and content satisfactory to Lender (a “Compliance Certificate”), setting forth the computations necessary to determine whether Borrowers are in compliance with the financial covenants set forth in Section 11.4 of this Agreement and certifying that: (A) those financial statements fairly present in all material respects the financial condition and results of operations of Peak Resorts and its consolidated Subsidiaries subject in the case of interim financial statements, to normal year-end audit adjustments and (B) no Potential Default or Event of Default then exists or, if any Potential Default or Event of Default does exist, a brief description of the Potential Default or Event of Default and the Borrowers’ intentions in respect thereof.

(e)                                  Annual Projections.  On or before June 30th of each year, the Borrower Representative shall furnish to the Lender projected monthly consolidated balance sheets, income statements, cash flow statements for the calendar year beginning the following July 1st with respect to Peak Resorts and its consolidated Subsidiaries.

(f)                                   Tax Returns.  The Borrower Representative shall furnish to the Lender, within 45 days of the filing thereof, copies of each of the Borrowers’ annual local, state and federal tax returns.

(g)                                 Notices.  The Borrowers will cause a Responsible Officer of the Borrower Representative to give the Lender prompt written notice whenever (and in any event within three (3) Business Days after): (i) any Borrower or any of its Subsidiaries receives notice from any court, agency or other governmental authority of any alleged non-compliance with any Law or order which would reasonably be expected to have or result in, if such noncompliance is found to exist, a Material Adverse Effect, (ii) the IRS or any other federal, state or local taxing authority shall allege any default by any Borrower or any of its Subsidiaries in the payment of any tax material in amount or shall threaten or make any assessment in respect thereof which, if resulting in a determination adverse to such Borrower or such Subsidiary, would reasonably be expected to have or result in a Material Adverse Effect, (iii) any litigation or proceeding shall be brought against any Borrower or any of its Subsidiaries before any court or administrative agency which would reasonably be expected to have or result in a Material Adverse Effect, (iv) any material adverse change or development in connection with any such litigation proceeding, or (v) such Responsible Officer reasonably believes that any Potential Default or Event of Default has occurred or that any other representation or warranty made herein shall for any reason have ceased to be true and complete in any material respect.

(h)                                 Stockholder Notices.  As soon as available, the Borrower Representative shall furnish to the Lender, (i) a copy of each financial statement, report, notice or proxy statement sent by any Borrower to its stockholders in their capacity as stockholders and (ii) a copy of each regular, periodic or special report, registration statement or prospectus filed by any Borrower with any securities exchange or the Securities and Exchange Commission or any successor agency.

(i)                                    Notice of Default under ERISA.  If any Borrower shall receive notice from any ERISA Regulator or otherwise have actual knowledge that a Default under ERISA exists with respect to any Employee Benefit Plan, the Borrower Representative shall notify the Lender of the occurrence of such Default under ERISA, within three (3) Business Days after receiving such notice or obtaining such knowledge and shall: (i) so long as the Default under ERISA has not been corrected to the satisfaction of, or waived in writing by the party giving notice, such Borrower shall thereafter treat as a current liability (if not otherwise so treated) all liability of such Borrower or its Subsidiaries that would arise by reason of the termination of or withdrawal from such Employee Benefit Plan if such plan was then terminated, and (ii) within forty-five (45) days of the receipt of such notice or obtaining such knowledge, furnish to the Lender a current consolidated balance sheet of such Borrower with the amount of the current liability referred to above.

(j)                                    Environmental Reporting.  The Borrower Representative shall promptly deliver to the Lender, and in any event within three (3) Business Days after receipt or transmittal by any Borrower or any Subsidiary thereof, as the case may be, copies of all material communications with any government or governmental agency relating to Environmental Claims and all material communications with any other Person relating to Environmental Claims brought against such Person which could, in either case, if successfully brought against such Borrower such Subsidiary, reasonably be expected to result in a Material Adverse Effect.

(k)                                 Multiemployer Plan Withdrawal Liability.  Each Borrower shall (i) once in each calendar year request a current statement of withdrawal liability from each Multiemployer Plan to which any Borrower or any ERISA Affiliate is or has been obligated to contribute during such year and (ii) within fifteen (15) days after such Borrower receives such current statement, transmit a copy of such statement to the Lender.

(l)                                    Other Information.  The Borrower Representative shall furnish to the Lender, promptly upon the Lender’s written request, such other information about the financial condition, properties and operations of the Borrowers, their Subsidiaries and any of their Employee Benefit Plans as the Lender may from time to time reasonably request.

(m)                             Financial Disclosure Authorization.  Each Borrower, for itself and on behalf of its Subsidiaries, hereby irrevocably authorizes and directs all accountants and auditors employed by it at any time during the term of this Agreement to exhibit and deliver to the Lender copies of any of such Borrower’s or its Subsidiaries’ financial statements, trial balances or other accounting records of any sort in its accountant’s or auditor’s possession, and to disclose to the Lender any information its accountant or auditor may have concerning any Borrower’s financial status and business operations; provided that prior to the occurrence and continuance of an Event of Default, the Lender shall not request any of the forgoing from such accountants or auditors until at least 5 days after making such request from the Borrowers.  Each Borrower hereby irrevocably authorizes all federal, state and municipal authorities to furnish to the Lender copies of reports or examinations relating to such Borrower, whether made by such Borrower or otherwise.

11.2                        Affirmative Covenants.

(a)                                 Corporate Existence.  Each Borrower shall, and shall cause each of its Subsidiaries to, at all times maintain its corporate existence, rights and franchises, except as permitted under Section 11.3(a), maintain its good standing in the jurisdiction of its organization, and qualify as a foreign corporation in each jurisdiction where failure to qualify could reasonably be expected to result in a Material Adverse Effect.

(b)                                 Financial Records.  Each Borrower shall keep and shall cause each of its Subsidiaries to keep, at all times, true proper books of record and account in which true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs.  Without limiting the generality of the foregoing, each Borrower shall make and shall cause each of its Subsidiaries to make, with respect to its Accounts, appropriate accruals to reserves for estimated and contingent losses and liabilities as required under GAAP.

(c)                                  Compliance with Law.  Each Borrower will comply, and will cause each Subsidiary to comply, in all respects with all applicable provisions of all Laws (whether statutory, administrative, judicial or other and whether federal, state or local and excluding Environmental Laws to the extent addressed in Section 11.2(d) of this Agreement) and every lawful governmental order, including, without limitation Section 215(a)(1) of the Fair Labor Standards Act; provided, however, that any alleged noncompliance shall not be deemed to be a violation of this Section 11.2(c) so long as: (i) such noncompliance by such Borrower or such Subsidiaries has not resulted or would not reasonably be expected to result in a Material Adverse Effect and the alleged non-compliance is contested in good faith by timely and appropriate proceedings effective to stay, during the pendency of such proceedings, any enforcement action, and such Borrower or such Subsidiary has established appropriate reserves and taken such other appropriate measures as may be required under GAAP.

(d)                                 Compliance with Environmental Laws.  Each Borrower will use and operate its facilities and properties, and cause each of its Subsidiaries to use and operate its respective facilities and properties, in compliance with Environmental Laws, which when taken singly or with all other such obligations (including all liabilities and claims relating to Environmental Laws), does not result or could not reasonably be expected to result in a Material Adverse Effect.  Each Borrower will keep, and will cause each of its Subsidiaries to keep, all necessary Environmental Permits in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, except to the extent that any such lack of effectiveness or non-compliance, when taken singly or with all other instances lack of effectiveness or non-compliance, has not resulted and could not reasonably be expected to result in a Material Adverse Effect.  No Borrower shall suffer to exist, nor shall it permit any of its Subsidiaries to suffer to exist, an environmental condition which, when taken singly or with all other such conditions, has resulted or could reasonably be expected to result in a Material Adverse Effect.  To the extent the laws of the United States or any state in which property, leased or owned, of any Borrower provide that a Lien on the property of such Borrower may be obtained for the removal of Polluting Substances that have been released, no later than sixty (60)

days after notice is given by the Lender to the Borrower Representative, the Borrower Representative shall deliver to the Lender a report issued by a qualified, third party environmental consultant selected by such Borrower and approved by the Lender as to the existence of any Polluting Substances located on or beneath the specified property leased or owned by such Borrower.  To the extent any such Polluting Substance is located therein or thereunder that either (i) subjects the property to a Lien or (ii) requires removal to safeguard the health of any Person, such Borrower shall remove, or cause to be removed, such Lien and such Polluting Substance at such Borrower’s expense; provided, however, that if the property is leased from a third-party landlord, and the Lender determines in its sole discretion (A) that such landlord is obligated to remove, or cause to be removed, such Lien and such Polluting Substance and (B) that no Borrower has any liability for such removal, then such Borrower shall not be so obligated.

(e)                                  Properties.  Subject to Section 11.3(a) of this Agreement, each Borrower shall maintain, in all material respects, and shall cause each of its Subsidiaries to maintain, in all material respects, all assets necessary to its continuing operations in good working order and condition, ordinary wear and tear excepted, and shall refrain, and shall cause each of its Subsidiaries to refrain, from wasting or destroying any such assets or any part thereof.

(f)                                   Use of Proceeds.  The proceeds of the Loans shall be used to (i) fund working capital and other general business purposes of the Borrowers, and (ii) to refinance the Indebtedness of the Borrowers under the Existing Credit Agreement.

(g)                                 Compliance with Terms of All Material Contracts.  Each Borrower shall perform and observe, and shall cause each of its Subsidiaries to perform and observe, all the material terms and provisions of each of the Material Business Agreements and the Material License Agreements to which it is a party except those which are subject to a good faith dispute provided such dispute shall not reasonably be expected to result in a Material Adverse Effect.  Each Borrower and each of its Subsidiaries shall maintain each such Material Business Agreement and Material License Agreement in full force and effect, and enforce, to the extent that such Borrower or such Subsidiary, in its reasonable judgment, determines to be appropriate, each such Material Business Agreement and Material License Agreement in accordance with its terms.

(h)                                 Taxes.  Each Borrower shall pay in full, and shall cause each of its Subsidiaries to pay in full, prior in each case to the date when penalties for the nonpayment thereof would attach, all taxes, assessments and governmental charges and levies for which it may be or become subject and all lawful claims therefor which, if unpaid, could reasonably be expected to result in a Lien upon its property (other than Liens permitted by Section 11.3(d)); provided, however, that no such tax, assessment, charge or levy need be paid so long as and to the extent that: (i) it is contested in good faith and by timely and appropriate proceedings effective, during the pendency of such proceedings, to stay the enforcement of such taxes, assessments and governmental charges and levies and (x) such stay prevents the creation of any Lien (other than inchoate Liens for property taxes) or (y) a bond has been provided which prevents the creation of any Lien (other than inchoate Liens for property taxes) and (ii) appropriate reserves, as required by GAAP, are made on the books of such Borrower and its Subsidiaries, as applicable.

(i)                                    Insurance.  The Borrower Representative shall, on the Closing Date and within five (5) Business Days of the request by the Lender thereafter, provide evidence satisfactory to the Lender that each Borrower and its Subsidiaries have personal and real property, casualty, liability, business interruption and product liability insurance as required by Section 9.2 hereof and the other Loan Documents, with the Lender listed as loss payee and additional insured (as applicable), and all other insurance required under the other Loan Documents.

(j)                                    License to Third Parties and Subsidiaries.  Except as disclosed in the Disclosure Schedule, no Borrower: (i) has any existing license agreement as licensor with respect to Intellectual Property of such Borrower, and (ii) will execute any license agreement as licensor with any Person (including, without limitation, any other Borrower or any Subsidiary thereof) with respect to any such Intellectual Property that does not provide that (A) upon an Event of Default and the acceleration of the Obligations, such license agreement shall, upon the written request of the Lender, terminate and (B) such agreement may only be amended as to material terms thereof with the express written consent of the Lender, such consent not to be unreasonably withheld or delayed.

(k)                                 Lender Right of First Refusal. Borrowers shall, and shall cause each Subsidiary to, comply with the Right of First Refusal.

11.3                        Negative Covenants.

(a)                                 Consolidation, Merger, Sale and Purchase of Assets.  No Borrower shall (i) merge or consolidate with or into, or enter into any agreement to merge or consolidate with or into, any other Person or otherwise be a party to any merger or consolidation; (ii) purchase all or substantially all of the assets and business of another Person; or (iii) except as set forth in the Disclosure Schedule, lease as lessor, sell, sell-leaseback, license or otherwise transfer (whether in one transaction or a series of transactions) any of its assets (whether now owned or hereafter acquired); provided, however, that:

(i)                                    any Borrower may sell or otherwise dispose of Inventory in the ordinary course of its business;

(ii)                                any Borrower may sell or otherwise dispose of its Equipment that (x) is obsolete, worn out, unnecessary or no longer used or useful in such Borrower’s or such Subsidiary’s business or (y) is sold or otherwise disposed of in the ordinary course of business;

(iii)                            any Borrower may sell, sell-leaseback or otherwise transfer its real property with the prior written consent of the Lender; and

(iv)                             any Borrower may acquire another Person, or substantially all of the assets of another Person, pursuant to a transaction or series of transactions in which the purchase price paid by such Borrower consists of stock issued by Peak Resorts, provided that (A) such acquisition does not otherwise result in a default under this Agreement or any other Loan Document and (B) immediately following the consummation of such transaction, and after giving pro forma effect to such transaction, Borrowers’ Leverage Ratio is not greater than 65%.

(b)                                 Credit Extensions; Prepayments.  No Borrower shall (i) make prepayments or advance payments in respect of Indebtedness to others (except to the Lender in accordance with this Agreement) or (ii) loan any money to, assume any Indebtedness of or any other obligation of, or undertake any Guaranty Obligations with respect to the Indebtedness of, any other Person, except:

(i)                                    any Borrower may endorse checks, drafts, and similar instruments for deposit or collection in the ordinary course of business;

(ii)                                any Borrower may renew, extend, refinance and refund Indebtedness, as long as such renewal, extension or refunding is permitted under Section 11.3(c); and

(iii)                            the Borrowers may make loans or advances to Persons so long as the aggregate outstanding amount of all such loans and advances does not exceed One Hundred Thousand Dollars ($100,000).

(c)                                  Indebtedness.  No Borrower shall create, assume, incur, suffer to exist or have outstanding at any time any Indebtedness or other debt of any kind or be or become a guarantor of or otherwise undertake or assume any Guaranty Obligation with respect to any Indebtedness of any other Person; except, that this Section 11.3(c) shall not prohibit:

(i)                                    the Obligations;

(ii)                                ordinary course trade accounts payable or customer deposits;

(iii)                            the Indebtedness shown on the Disclosure Schedule;

(iv)                             Indebtedness secured by a Lien permitted by clauses (viii), (xi), (xiii) or (xiv) of Section 11.3(d) hereof;

(v)                                 any Indebtedness extending the maturity of, refunding or refinancing (but not increasing), in whole or in part, any of the Indebtedness permitted under this Section 11.3(c);

(vi)                             Indebtedness of any Subsidiary of any Borrower consisting of its Guaranty of the Obligations of the Borrowers (to the extent that such Subsidiary is not itself a Borrower);

(vii)                         Subordinated Indebtedness;

(viii)                     unsecured Indebtedness not otherwise permitted under Section 11.3(c) of this Agreement, provided, however, that the aggregate outstanding principal amount of all such Indebtedness shall not exceed Three Million Dollars ($3,000,000.00);

(ix)                             Indebtedness with respect to payments by any Borrower of insurance premiums on an installment basis, in the ordinary course of business; or

(x)                                 Peak Resorts from assuming Guaranty Obligations with respect to Indebtedness of its Subsidiaries, to the extent the same does not result in a violation of the Consolidated Fixed Charge Coverage Ratio and Leverage Ratio covenants set forth in Section 11.4 or any other term of this Agreement.

(d)                                 Liens; Leases.  No Borrower shall (i) acquire or hold any assets or property subject to any Lien, (ii) sell or otherwise transfer any Accounts, whether with or without recourse, except for assignments of defaulted Accounts without recourse for purposes of collection in the ordinary course of business, (iii) suffer or permit any property now owned or hereafter acquired by it to be or become encumbered by a Lien or (iv) lease as lessee any personal or real property under any operating lease; provided, however, that this Subsection shall not prohibit:

(i)                                    any lien for a tax, assessment or government charge or levy for taxes, assessments or charges not yet due and payable or not yet required to be paid pursuant to Section 11.2(h);

(ii)                                any deposit or cash pledges securing only workers’ compensation, unemployment insurance or similar obligations (other than Liens arising under ERISA) in the ordinary course of business;

(iii)                            any materialmen’s, mechanic’s, carrier’s, landlord’s or similar common law or statutory lien incurred in the ordinary course of business for amounts that are not yet due and payable or which are being diligently contested in good faith, so long as the Lender has been notified of any such contest and adequate reserves are maintained by such Borrower for their payment;

(iv)                             zoning or deed restrictions, public utility easements, rights of way, minor title irregularities and similar matters relating to any real property of any Borrower, in all such cases having no effect which is materially adverse as a practical matter on the ownership or use of any such Real Estate in question, as such property is used in the ordinary course of business of by such Borrower;

(v)                                 any Lien which arises in connection with judgments or attachments (1) the occurrence of which does not constitute an Event of Default under Section 12.13, (2) the execution or other enforcement of such Lien is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings and (3) which is junior in priority to the Liens of the Lender securing the Obligations from time to time outstanding;

(vi)                             deposits or cash pledges securing performance of contracts, bids, tenders, leases (other than Capitalized Leases), statutory obligations, surety and appeal bonds (other than contracts for the payment of Indebtedness for Borrowed Money) arising in the ordinary course of business;

(vii)                         any Lien in favor of the Lender created pursuant to the Loan Documents;

(viii)                     any Lien in favor of any Affiliate of Lender;

(ix)                             in addition to the operating leases permitted by Section 11.3(d)(I), any other operating lease entered into by such Borrower as lessee; provided; however, that the scheduled rental payments in respect to all such leases of such Borrower, when taken together with all such leases of the Borrowers shall not at any time exceed Five Hundred Thousand Dollars ($500,000) in the aggregate during any calendar year;

(x)                                 any transfer of a check or other medium of payment for deposit or collection, or any similar transaction in the ordinary course of business;

(xi)                             any Lien (including any Lien in respect of a Capitalized Lease of personal property) which is created in connection with the purchase of personal property; provided, however, that: (x) the Lien is confined to the property in question, (y) the Indebtedness secured thereby does not exceed the total cost of the purchase, and (z) the aggregate outstanding Indebtedness secured by such Liens does not at any time exceed Five Hundred Thousand Dollars ($500,000) in the aggregate, but in no event shall a lien on any Properties be permitted other than the liens created in favor of Lender;

(xii)                         security deposits to secure the performance of operating leases and deposits received from customers, in each case in the ordinary course of business;

(xiii)                     Liens securing the replacement, extension or renewal of any Indebtedness permitted to be refinanced by this Agreement so long as such Lien is upon and limited to the same property previously subject thereto; or

(xiv)                      any existing Lien fully disclosed in the Disclosure Schedule.

In addition, no Borrower shall enter into any contract or agreement with any Person that would prohibit the Lender from acquiring a security interest, mortgage, or other Lien on, or a collateral assignment of, any of the property or assets of such Borrower (except for restrictions contained in agreements relating to permitted purchase money liens or Capitalized Leases so long as the restrictions under such agreements and Capitalized Leases are only with respect to the purchased or leased assets and the proceeds thereof).

(e)                                  Investments.  No Borrower shall (i) make or hold any investment in any common stocks, bonds or securities of any Person, or make any further capital contribution to any Person, other than (x) the common stock of any Subsidiary and the capital contributions therein or (y) notes or securities issued by a customer or account debtor of such Borrower as security for any Account or (ii) be or become a party to any joint venture or other partnership, provided, however, that such Borrower may hold cash in its Deposit Accounts.

(f)                                   Capitalized Leases.  The Borrowers shall not permit their total aggregate payments under all Capitalized Leases to exceed $2,000,000.00 in any calendar year.

(g)                                 Distributions.  No Borrower shall make nor commit itself to make any Distribution to its shareholders or members at any time, except that such Borrower may declare and pay cash dividends to its shareholders or members so long as no Potential Default or Event of Default shall exist immediately prior to or shall result from giving effect to any such dividend.

(h)                                 Change in Nature of Business.  No Borrower shall make any material change in the nature of its business as carried on at the date hereof; provided, however, that operation of complementary lines of business shall not be deemed to be a change in the nature of business.

(i)                                    Charter Amendments.  No Borrower shall amend any of its Charter Documents nor permit any amendment of the Charter Documents of any of its Subsidiaries if such amendment would conflict with this Agreement or cause a Potential Default under this Agreement.

(j)                                    Compliance with ERISA.  No Borrower shall, nor shall it permit any Subsidiary or any ERISA Affiliate to: (i) engage in any transaction in connection with which such Borrower or any ERISA Affiliate could reasonably be expected to be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, terminate or withdraw from any Employee Benefit Plan (other than a Multiemployer Plan) in a manner, or take any other action with respect to any such Employee Benefit Plan (including, without limitation, a substantial cessation of business operations or an amendment of an Employee Benefit Plan within the meaning of Section 4041(e) of ERISA), which could reasonably be expected to result in any liability of such Borrower or any ERISA Affiliate to the PBGC, to the Department of Labor or to a trustee appointed under Section 4042(b) or (c) of ERISA, incur any liability to the PBGC on account of a withdrawal from or a termination of an Employee Benefit Plan under Section 4063 or 4064 of ERISA, incur any liability for post-retirement benefits under any and all welfare benefit plans (as defined in Section 3(1) of ERISA) other than as required by applicable statute, fail to make full payment when due of all amounts which, under the provisions of any Employee Benefit Plan or applicable Law, such Borrower or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any Accumulated Funding Deficiency, whether or not waived, with respect to any Employee Benefit Plan (other than a Multiemployer Plan); provided, however, that such engagement, termination, withdrawal, action, incurrence, failure or permitting shall not be deemed to have violated this clause (i) unless any such engagement, termination, withdrawal, action, incurrence, failure or permitting (A) has resulted or could reasonably be expected to result in a Material Adverse Effect or (B) has otherwise resulted or could reasonably be expected to result in liabilities or claims against the Borrowers in an amount exceeding Fifty Thousand Dollars ($50,000); (ii) at any time permit the termination of any defined benefit pension plan intended to be qualified under Section 401 (a) and 501 (a) of the Code; provided, however, that such termination shall not be deemed to have violated this clause (ii) unless (A) the value of any benefit liability (as defined in Section 4001(a)(16) of ERISA) upon the termination date of any such terminated defined benefit pension plans of the Borrowers, such Subsidiaries, and their ERISA Affiliates exceeds the then current value (as defined in Section 3 of ERISA) of all assets in such terminated defined benefit pension plans by an amount in excess of Fifty Thousand Dollars ($50,000), or (B) the payment of such amount has resulted or could reasonably be expected to result in a Material Adverse Effect or has resulted or could reasonably be expected to result in liabilities or claims against the Borrowers or the Subsidiaries thereof in an amount exceeding Fifty Thousand Dollars ($50,000); or (iii) if such Borrower or any ERISA Affiliate becomes obligated under a Multiemployer Plan (except with respect to the potential liabilities now existing as disclosed in Item 10.12 of the Disclosure Schedule), effect a complete or partial withdrawal such that such Borrower, any such Subsidiary, or their ERISA Affiliates incur Withdrawal Liability under Title IV of ERISA with respect to Multiemployer Plans or otherwise have liability under Title IV of

ERISA; provided, however, that the incurrence of such Withdrawal Liability or other liability under Title IV of ERISA shall not be deemed to be a violation of this clause (iii) unless (A) the amount of the payment by such Borrower of such Withdrawal Liability or other liability has resulted or could reasonably be expected to result in a Material Adverse Effect or (B) has otherwise resulted or could reasonably be expected to result in liabilities or claims against any or all of the Borrowers or the Subsidiaries thereof in an amount exceeding Fifty Thousand Dollars ($50,000).

(k)                                 Regulation U Compliance; Compliance with Law.  No Borrower shall use any portion of the proceeds of the Loans in violation of any requirement of Law, including Regulation U, or of the terms and conditions of this Agreement.

(l)                                    Accounting Changes.  No Borrower shall, nor shall it permit any Subsidiary to, make or permit any change in its accounting policies or financial reporting practices and procedures, except as required or permitted by GAAP or as required by applicable Law, in each case as to which the Borrower Representative shall have delivered to the Lender prior to the effectiveness of any such change a report prepared by a Responsible Officer of the Borrower Representative describing such change and explaining in reasonable detail the basis therefor and effect thereof.

(m)                             Arm’s-Length Transactions.  No Borrower will, nor will such Borrower permit any Subsidiary to, enter into or permit to exist any transaction (including, without limitation, any transaction involving the investment, purchase, sale, lease, transfer or exchange of any property or the rendering of any service) with any Affiliate of such Borrower or such Subsidiaries except in the ordinary course of the business of such Borrower or such Subsidiaries and upon fair and reasonable terms not less favorable to such Borrower or such Subsidiaries than would be usual and customary in transactions with persons who are not such Affiliates.

(n)                                 Subsidiaries.  Upon the formation of any Subsidiary of Peak Resorts, Borrowers shall, within 30 days after the date such Subsidiary is formed, cause such Subsidiary to execute a guaranty for the benefit of Lender in substantially the same form as the Guaranty and such other documents as Lender may require, securing repayment of the Loans and performance of Borrowers’ obligations under the Loan Documents. Notwithstanding the foregoing, no such guaranty shall be required if any such Subsidiary (i) is a special purpose entity; (ii) is incurring no Indebtedness for Borrowed Money, or is incurring Indebtedness for Borrowed Money that is non-recourse to such Subsidiary, Peak Resorts, or any other Subsidiary of Peak Resorts; (iii) Lender receives a non-consolidation opinion with respect to such Subsidiary from legal counsel and in form approved by Lender in Lender's reasonable discretion, that if such Subsidiary were to become insolvent, neither the Borrowers, nor any of Borrowers' other Subsidiaries or their assets or liabilities, would be substantively consolidated with those of such Subsidiary; and (iv) the Subsidiary is not  borrower or tenant of Lender or any affiliate of Lender.

(o)                                 Released Property Standstill.  Peak Resorts shall not, nor shall its Subsidiaries, for a period of one (1) year following the Effective Date sell, transfer, convey or enter into any sales contract, option to purchase, or similar agreement with respect to any of the Released Properties.

11.4                        Financial Covenants.

(a)                                 Consolidated Fixed Charge Coverage Ratio. Borrowers shall, within 45 days after the end of each Fiscal Year of Borrowers, provide Lender with all information necessary for Lender to determine Borrowers’ Consolidated Fixed Charge Coverage Ratio on an annual basis. In the event that Borrowers’ Consolidated Fixed Charge Ratio, tested quarterly by Lender on a rolling four quarter basis and certified to Lender by Borrowers, falls below 1.50:1.0, Borrowers shall, within thirty (30) days after the date of determination thereof, increase the Debt Service

Deposits (as defined in the Debt Service Reserve Agreement) from one-third (1/3) of the next calendar year’s twelve (12) months of Lease Payment Obligations and Debt Service Payments (as those terms are defined in the Debt Service Reserve Agreement) to add an additional three (3) months’ worth of Lease Payment Obligations and Debt Service Payments, so that at least three (3) months of Lease Payment Obligations and Debt Service Payments are maintained in the Debt Service Reserve at all times. In the event that Borrowers’ Consolidated Fixed Charge Ratio, tested quarterly by Lender on a rolling four quarter basis and certified to Lender by Borrowers, falls below 1.25:1.0, then each Borrower shall, immediately after the date of determination, be restricted from paying any dividend, distribution, or other similar payment to any shareholder or other equity holder until such Consolidated Fixed Charge Ratio rises above 1.25:1.0.

(b)                                 Leverage Ratio.  Borrowers shall, within thirty (30) days after the end of each Fiscal Quarter, provide Lender with all information necessary for Lender to determine Borrowers’ Leverage Ratio on a quarterly basis.  In addition, prior to incurring any additional Indebtedness, Borrowers shall provide Lender with a forward-looking compliance certificate setting forth the impact of the proposed borrowing on its Leverage Ratio and verifying that the Leverage Ratio will not, as a result of such additional Indebtedness, exceed 65%.  Borrowers shall not incur additional Indebtedness at any time during which Borrowers’ Leverage Ratio shall be in excess of 65% either immediately prior to, or as a result of the incurrence of such additional Indebtedness.

Section 12                   EVENTS OF DEFAULT.

The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:

12.1                        Payment.  Failure by any Borrower (a) to make payment of principal on the Loans when due or (b) pay any interest on the Obligations when due to the extent such failure is not remedied within five (5) Business Days after such required date of payment or (c) to pay any other Obligation when required to be paid hereunder to the extent such failure is not remedied within five (5) Business Days after such required date of payment; or

12.2                        Representations and Warranties.  Any warranty or representation made or deemed made by any Borrower in respect of any Borrower or any of its Subsidiaries in this Agreement, any other Loan Document or any certificate furnished at any time in compliance with this Agreement shall prove to have been false or inaccurate in any material respect when made or deemed made; or

12.3                        Reporting and Notice Provisions; Violation of General Covenants.  Failure by any Borrower in any material respect to perform, keep or observe any other, provision, condition or covenant contained in this Agreement (other than those provisions, terms or conditions referenced in Sections 12.1, 12.2, and 12.4 of this Agreement) that is required to be kept or observed by such Borrower and such failure shall continue without remedy for a period of fifteen (15) days; or

12.4                        Violation of Certain Specific Covenants.  Failure by any Borrower to perform, keep, or observe any other term, provision, condition or covenant contained in Sections 8.2, 8.3 or Section 9 of this Agreement, or Sections 11.1, 11.2(a), 11.2(b), 11.2(c), 11.2(d), 11.2(e), 11.2(f), 11.2(h), 11.2(i), 11.3 or 11.4 of this Agreement; or

12.5                        Failure to Operate.  If Borrowers fail to continuously operate the improvements on the Properties or any material portion thereof, as ski resorts and related purposes, other than temporary cessation in connection with making repairs and renovations pursuant to the terms of this Agreement or with the prior consent of Lender; or

12.6                        Default Under Other Loan Documents.  An event of default under any other Loan Document or any failure by any Borrower to comply with, keep, or perform any of its undertakings, covenants, agreements, conditions or warranties under any of the other Loan Documents (after giving of any required notice and expiration of any applicable cure period); or

12.7                        Cross-Default.  (i) Failure by any Borrower to make any payment on any Indebtedness of such Borrower having a principal amount in excess of Two Hundred Thousand Dollars ($200,000), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (ii) the occurrence of any other event or the existence of any condition under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness, or (iii) the declaration of any such Indebtedness to be due and payable, or the requiring of any such Indebtedness to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, or (iv) default by any Borrower or any Subsidiary thereof in respect of any Material Business Agreement or any Material License Agreement where such default (A) would permit the other party or parties to such agreement to terminate such agreement and (B) has resulted or could reasonably be expected to result in a Material Adverse Effect; or

12.8                        Default Under Mad River Lease.  The existence of an event of default or other analogous condition under the Mad River Lease; or

12.9                        Destruction of Collateral.  The loss, theft, damage or destruction of any portion of the Collateral having an aggregate value in excess of One Hundred Thousand Dollars ($100,000), to the extent not insured by an insurance carrier which has acknowledged coverage in the amount of the claim without any reservation of rights or which has been ordered by a court of competent jurisdiction to pay such claim (excluding any loss of Intellectual Property by reason of abandonment where such abandonment is undertaken in good faith, pursuant to prudent business practice and such abandonment would not reasonably be expected to result in a Material Adverse Effect); or

12.10                 Material Adverse Effect; Change of Control.  The occurrence of any Material Adverse Effect or the occurrence of any Change of Control; or

12.11                 Termination of Existence.  The dissolution or termination of existence of any Borrower, but only to the extent not permitted under Section 11.3(a); or

12.12                 Failure of Enforceability of this Agreement, Loan Document; Security.  If: (a) any covenant, material agreement or any Obligation of any Borrower contained in or evidenced by this Agreement or any of the other Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms, or (b) any Borrower shall deny or disaffirm its obligations under this Agreement or any of the other Loan Documents or any of the Liens granted in connection therewith, or (c) any Liens in favor of the Lender granted in this Agreement or any of the other Loan Documents shall be determined to be void, voidable or invalid, or are subordinated or not otherwise given the priority contemplated by this Agreement, or (d) any perfected Liens granted in favor of the Lender pursuant to this Agreement or any other Loan Document shall be determined to be unperfected except in connection with sales of Inventory in the normal course of the business of the Borrowers or their Subsidiaries; or

12.13                 ERISA.  If: (a) any Borrower, any Subsidiary thereof, or any of their ERISA Affiliates or any other Person institutes any steps to terminate an Employee Benefit Plan of such Borrower, such Subsidiary, or such ERISA Affiliates, which Employee Benefit Plan is subject to Title IV of ERISA and, as a result of such termination, such Borrower, its Subsidiaries, or ERISA Affiliate is required to make or could reasonably be expected to be required to make, a contribution to such Employee Benefit Plan the payment of which, when taken together with all like termination payments suffered by, such Borrower, such Subsidiaries or such ERISA Affiliates, either has resulted in, or could reasonably be expected to result in, a Material Adverse Effect, or (b) such Borrower, such Subsidiary or such ERISA Affiliate fails to make a contribution to any Employee Benefit Plan which failure would be sufficient to give rise to a Lien under Section 302(f) of ERISA; or

12.14                 Judgments.  Any money judgment, writ or warrant of attachment or similar process involving an amount, when aggregated with all such money judgment, writ or warrant of attachment or similar process outstanding at such time, in excess of One Hundred Thousand Dollars ($100,000), to the extent not insured by an insurance carrier which has acknowledged coverage in the amount of the claim without any reservation of rights or which has been ordered by a court of competent jurisdiction to pay such claim, is entered or filed against any Borrower thereof or against any of their respective assets and is not released, discharged, vacated, fully bonded or stayed within forty-five (45) days after such judgment, writ or warrant of attachment or similar proceeding is entered; or

12.15                 Forfeiture Proceedings.  An adjudication against any Borrower in any criminal proceedings requiring such Borrower’s forfeiture of any asset; or

12.16                 Financial Impairment.  The Financial Impairment of any Borrower or any Subsidiary thereof.

Section 13                   REMEDIES.

13.1                        Acceleration; Termination.  Upon the occurrence of an Event of Default described in Sections 12.1 through 12.16 above, inclusive, the Lender may and, without presentment, demand or notice of any kind all of which are hereby expressly waived by the Borrowers, declare all of the Obligations due or to become due from the Borrowers to the Lender and the Lender, whether under this Agreement, the Notes or otherwise, immediately due and payable, anything in the Notes or other evidence of the Obligations or in any of the other Loan Documents to the contrary notwithstanding.

13.2                        General Rights and Remedies of the Lender.  With respect to the Collateral, the Lender shall have all of the rights and remedies of a secured party under the UCC or under other applicable Law.  The Lender shall have all other legal and equitable rights to which it may be entitled, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights or remedies contained in this Agreement or in any of the other Loan Documents.

13.3                        Additional Remedies.  After the Obligations shall have been declared by the Lender to be or shall have otherwise hereunder become immediately due and payable, the Lender may, in its sole discretion, exercise the following rights and remedies to the extent permitted by applicable law and in addition to any other right or remedy provided for in this Agreement:

(a)                                 Possession of Collateral.  The Lender shall have the right to take immediate possession of the Collateral and all Proceeds relating to such Collateral and: (i) require the Borrowers, at the Borrowers’ expense, to assemble the Collateral and make it available to the Lender at such facilities of the Borrowers as the Lender shall designate or (ii) enter any of the premises of any Borrower or wherever any Collateral shall be located and to keep and store the same on such premises until sold.  If the premises on which the Collateral is located is owned or leased by any Borrower, then such Borrower shall not charge the Lender for storage of such Collateral on such premises.

(b)                                 Foreclosure of Liens.  The Lender shall have the right to foreclose the Liens created under this Agreement and each of the other Loan Documents or under any other agreement relating to the Collateral or the Properties.

(c)                                  Disposition of Collateral.  The Lender shall have the right to sell or to otherwise dispose of all or any Collateral in its then condition, or after any further processing thereof, at public or private sale or sales, wholesale dispositions, or sales pursuant to one or more contracts, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as the Lender, in its discretion, may deem advisable.  Each Borrower acknowledges and covenants that ten (10) days written notice to the Borrower Representative of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such Borrower’s premises or at such other locations where the Collateral then is located, or as otherwise determined by the Lender.  The Lender shall have the right to conduct such sales on such Borrower’s premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law without further requirement of notice to the Borrower Representative or the Borrowers.  Lender shall have the right to bid or credit bid any such sale on its own behalf.

(d)                                 Application of Collateral; Application of Liquidation Proceeds.  If an Event of Default shall occur and be continuing, the Lender, with or without proceeding with sale or foreclosure or demanding payment of the Obligations, shall, without notice, at any time, appropriate and apply to the Obligations all monies received with respect to any and all Collateral of the Borrowers in the possession of the Lender as follows:

(i)                                    First, to the payment of all expenses (to the extent not otherwise paid by the Borrowers) incurred by the Lender in connection with the exercise of such remedies, including, without limitation, all reasonable costs and expenses of collection, reasonable documented attorneys’ fees, court costs and any foreclosure expenses, including without limitation all costs and expenses incurred in connection with the enforcement and foreclosure of the mortgage liens created by the instruments Section 3.1(b) through Section 3.1 (g);

(ii)                                Second, to the payment of any fees then accrued and payable to the Lender under this Agreement;

(iii)                            Third, to the payment of interest then accrued on the Loans;

(iv)                             Fourth, to the payment of the principal balance then owing on the Loans to the Lender determined based on such outstanding and such deficiency;

(v)                                 Fifth, to the payment of all amounts owing to Lender in connection with cash management services provided by Lender to the Borrowers and their Subsidiaries; and

(vi)                             Last, any remaining surplus after all of the Obligations have been paid in full, to the Borrowers or to whomsoever shall be lawfully entitled thereto.

13.4                        Set-off.  If any Event of Default referred to in Section 12 of this Agreement shall occur which is continuing, Lender and each Affiliate thereof shall have the right (in addition to such other rights as it may have by operation of Law or otherwise) to the extent permitted by applicable law, but subject to Section 13.8 of this Agreement, at any time to set off against and to appropriate to and apply toward the payment of the Obligations, and all other liabilities under this Agreement and the other Loan Documents then owing to it (and any participation purchased or to be purchased pursuant to Section 13.8 below) whether or not the same shall then have matured, any and all deposits (general or special) and any other Indebtedness at any time held or owing by Lender or each Affiliate thereof (including branches and agencies thereof wherever located) to or for the credit or account of the Borrowers, all without notice to or demand upon the Borrowers or any other Person, all such notices and demands being hereby expressly waived.

13.5                        Authority to Execute Transfers.  Without limitation of any authorization granted to the Lender hereunder, each Borrower also hereby authorizes the Lender, upon the occurrence of an Event of Default which is continuing, to execute, in connection with the exercise by the Lender of its remedies hereunder, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

13.6                        Limited License to Liquidate.  Each Borrower hereby grants to the Lender, for the benefit of itself and the Lender: (a) a non-exclusive, royalty-free license or other right to use, without charge, all of such Borrower’s Intellectual Property (including all rights of use of any name or trade secret) as it pertains to the Collateral, in manufacturing, advertising for sale and selling any Collateral and (b) to the extent permitted thereunder, all of such Borrower’s rights under all licenses and all franchise agreements, which shall inure to the Lender for the benefit of itself and the Lender without charge.

13.7                        Remedies Cumulative.  The above-stated remedies are not intended to be exhaustive and the full or partial exercise of any of such remedies shall not preclude the full or partial exercise of any other remedy by the Lender under this Agreement, under any Loan Document, or at equity or under law.

13.8                        Appointment of Attorney-in-Fact.  The Lender shall hereby have the right, and each Borrower hereby irrevocably makes, constitutes, and appoints the Lender (and all officers, employees, or agents designated by the Lender) as its true and lawful attorney-in-fact and agent, with full power of substitution, from time to time following the occurrence of an Event of Default which is continuing and without assent by such Borrower: (a) to effectuate, in such Borrower’s name, such Borrower’s obligations under this Agreement, (b) in such Borrower’s or Lender’s name: (i) to demand payment of the Accounts of such Borrower, (ii) to enforce payment of such Accounts, by legal proceedings or otherwise, (iii) to exercise all of such Borrower’s rights and remedies with respect to the collection of such Accounts and any other Collateral, (iv) to settle, adjust, compromise, extend, or renew such Accounts, (v) to settle, adjust, or compromise any legal proceedings brought to collect such Accounts, (vi) if permitted by applicable Law, to sell or assign such Accounts and other Collateral, (vii) to take control, in any manner, of any item of payment or Proceeds relating to any Collateral, (viii) to prepare, file, and sign such Borrower’s name on a proof of claim in a bankruptcy against any Account Debtor or on any notice of Lien, assignment, or satisfaction of Lien in connection with such Accounts, (ix) to do all acts and things reasonably necessary, in the Lender’s good faith discretion, to fulfill such Borrower’s obligations under this Agreement, (x) to endorse the name of such Borrower upon any of the items of payment or Proceeds relating to any Collateral and apply the same to the Obligations, (xi) to endorse the name of such Borrower upon any Chattel Paper, document, Instrument, invoice, freight bill, bill of lading, or similar document or agreement relating to such Accounts, such Borrower’s Inventory and any other Collateral, (xii) to use such Borrower’s stationery and sign the name of such Borrower to verifications of such Accounts and notices thereof to Account Debtors, (xiii) to use the information recorded on or contained in any data processing equipment and computer hardware and software relating to such Accounts, such Inventory, and any other Collateral to which such Borrower has access, (xiv) to make and adjust claims under such policies of insurance insuring the Collateral, receive and endorse the name of such Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies, and make all determinations with respect to such policies, and (xvi) to notify post office authorities to change the address for delivery of such Borrower’s mail to an address designated by the Lender, receive and open all mail addressed to such Borrower, and, after removing all Collections, forward the mail to such Borrower, (c) to pay or discharge taxes or Liens levied against the Collateral; (d) to take all action necessary to grant the Lender sole access to any Lockbox or Deposit Account of such Borrower, (e) contact Account Debtors to pay any Collections to the Lockbox, (f) upon notice to the Borrower Representative, to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral and to enforce any other right in respect of any Collateral; (g) upon notice to the Borrower Representative, to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (h) upon notice to the Borrower Representative to settle, compromise or adjust any such suit, action or proceeding; (i) to sell, transfer, pledge, or make any agreement with respect to the Collateral; and (j) to do, at the Lender’s option and such Borrower’s expense, at any time, or from time to time, all acts and things which the Lender reasonably deems necessary to protect, preserve or realize upon the Collateral.

Each Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is a power coupled with an interest and shall be irrevocable.  The expenses of the Lender incurred in connection with such the exercise of such power of attorney, together with interest thereon at a the rate then applicable hereunder the Loans, shall be payable by the Borrowers to the Lender on demand.

13.9                        Protective Advances.  Upon the occurrence of any Event of Default hereunder or under any other Loan Document, then and in any such event, Lender may (but shall in no event be required to) make any payment or perform any term, provision, condition, covenant or agreement required of Borrowers, and/or cure any such Event of Default.  In such event, Lender shall promptly notify the Borrower Representative of the actions taken or amounts expended by Lender.  Any amounts expended by Lender in so doing, or in exercising its rights and remedies hereunder, shall constitute advances hereunder, the payment of which is additional indebtedness secured by the Loan Documents due and owing at Lender’s demand, within interest at the Past-Due Rate from the date of disbursement thereof until fully paid.  No further direction or authorization from Borrowers shall be necessary for such disbursements, and all such disbursements shall satisfy pro tanto the obligations of Lender with respect to the funds so disbursed.  The execution of this Agreement by Borrowers shall and hereby does constitute an irrevocable direction and authorization to Lender so disburse such funds and make such performance.

Section 14                   BORROWER GUARANTY.

14.1                        Borrower Cross-Guaranty; Maximum Liability.  To induce the Lender to make the Loans to the Borrowers, and in consideration thereof, each of the Borrowers hereby unconditionally and irrevocably: (a) guarantees, jointly and severally, to the Lender the due and punctual payment in immediately available funds of all Obligations owing by any or all of the other Borrowers hereunder (whether by acceleration or otherwise) and the other Loan Documents, and (b) agrees, jointly and severally, to pay any and all reasonable expenses which may be incurred by the Lender in enforcing its rights with respect to such Obligations (collectively, the “Borrower Guaranteed Obligations”).  To the extent that the Obligations of a Borrower are construed to be a Borrower Guaranty of the Obligations of any other Borrower to the Lender, and to the extent it is necessary for the enforceability of such a Borrower Guaranty, the maximum liability of a Borrower Guarantor under its Borrower Guaranty shall be the greatest amount which, after taking into consideration all other valid and enforceable debts and liabilities of such Borrower Guarantor, an applicable court has determined (after any appeals) would not render such Borrower Guarantor insolvent, unable to pay its debts as they become due, inadequately capitalized for the business which it intends to conduct (in all such cases, within the meaning of Section 548 of the Bankruptcy Code, 11 U.S.C.  §101, et.  seq., or any other similar state Law), or unable to pay a judgment rendered upon a claim that is the subject of an action or proceeding pending at the time when the obligations of this Borrower Guaranty are incurred or increased. In addition to the foregoing, each Borrower shall also execute the Guaranty, as a Guarantor.

14.2                        Guaranty Unconditional.  The obligations of the Borrower Guarantors under the Borrower Guaranty shall be joint and several, irrevocable, unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by, except for payment of Obligations and to the extent permitted by applicable Law (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation or any Loan under this Agreement or any Loan Document by operation of Law or otherwise; (ii) any modification or amendment of or supplement to this Agreement or any Loan Document; (iii) any modification, amendment, waiver, release, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, of the Obligations of any Borrower or its Subsidiary with respect to which the Borrower Guaranty relates; (iv) any change in the corporate existence, structure, or ownership of, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower Guarantor or its assets or any resulting release or discharge of any of the Obligations of the Borrower Guarantors contained in this Agreement or any Loan Document; (v) the existence of any claim, set-off or other rights which any Borrower Guarantor may have at any time against any Lender or any other Person, whether or not arising in connection with this Agreement or any Loan Document, provided, however, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; (vi) any invalidity or unenforceability relating to or against any Borrower or its Subsidiary for any reason of this Agreement or any Loan Document or any provision of applicable Law or regulation purporting to prohibit the payment by any Borrower under this Agreement or any Loan Document; or (vii) to the extent permitted by applicable Law, any other act or omission to act or delay of any kind by a Borrower, a Borrower Guarantor, the Lender or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Borrower Guaranteed Obligations under this Section 14.

14.3                        Discharge; Reinstatement.  The obligations of each Borrower Guarantor under this Section 14 shall remain in full force and effect until the Obligations of the Borrowers under this Agreement or any other Loan Document have been paid in full.  If at any time any payment of any amount payable by Borrower Guarantor under this Section 14, any other section of this Agreement or other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower Guarantor or otherwise, the other Borrower Guarantors’ obligations under this Section 14 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.  This Section 14 shall survive the termination of this Agreement until the payment in full of all amounts payable under this Agreement and any other Loan Documents.

14.4                        Waiver.  No Borrower Guarantor shall be entitled to enforce any remedy which the Lender now has or may hereafter have against any Borrower, any endorser or any Guarantor or other Borrower Guarantor in respect of all or any part of the Borrower Guaranteed Obligations paid by such Borrower Guarantor until all of the Obligations shall have been fully and finally paid to the Lender.  Each Borrower Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Lender and to secure payment of the Borrower Guaranteed Obligations or any other liability of any Borrower, any Guarantor or any Borrower Guarantor to the Lender.  Each Borrower Guarantor also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Borrower

Guaranty.  Each Borrower Guarantor further waives all notices of the existence, creation or incurring of additional Obligations by any other Borrower, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Borrower Guaranteed Obligations is due, notices of any and all proceedings to collect all or any part of the Borrower Guaranteed Obligations, and, to the extent permitted by Law, notices of exchange, sale, surrender or other handling of any Collateral given to the Lender to secure payment of the Borrower Guaranteed Obligations.

14.5                        Stay of Acceleration.  If acceleration of the time for payment of any amount payable by any Borrower or Borrower Guarantor under this Agreement or any other Loan Document in respect of a Borrower Guaranteed Obligation is stayed upon the insolvency, bankruptcy or reorganization of any Borrower or Borrower Guarantor all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the other Borrower Guarantors hereunder forthwith on demand by the Lender.

14.6                        Subrogation and Contribution Rights.  If any Borrower Guarantor makes a payment in respect of the Borrower Guaranteed Obligations, it shall be subrogated to the rights, if any, of the payees against the other Borrower Guarantors with respect to such payment and shall have the rights of contribution set forth below against the other Borrower Guarantors; provided, however, that such Borrower Guarantor shall not enforce its rights to any payment by way of subrogation or by exercising its right of contribution until all the Obligations, as the case may be, owing to the Lender, shall have been finally paid in full and may not under applicable insolvency laws be required to be repaid by the Lender.

14.7                        Guaranteed Obligation and Contribution Payments.  Subject to all of the Obligations owing to the Lender having been finally paid in full and not subject to required repayment under applicable insolvency laws, each Borrower Guarantor shall make, and agrees with each of the other Borrower Guarantors (and the successors and assigns of such Borrower Guarantors) to make, payments in respect of the Obligations of such Borrower Guarantor to which such other Borrower Guarantors are subrogated or contribution payments to which such other Borrower Guarantors are entitled, such that, taking into account all such payments on account of subrogation or contribution rights.

(a)                                 Pro Rata Sharing.  Each Borrower Guarantor shall have paid to the other Borrower Guarantors on account of such subrogation and contribution rights, (A) all Obligations the benefit of which has been received by such Borrower Guarantor or which relate to Obligations the benefit of which has been received by such Borrower Guarantor or (B) if the aggregate of all such payments by all Borrower Guarantors to all other Borrower Guarantors would exceed the outstanding Obligations, such Borrower Guarantor’s pro rata share of the outstanding Obligations, in accordance with the amount of the benefit received by the Borrower Guarantor as described under subsection (A) hereinabove; and

(b)                                 Deficiency.  If there remain Obligations unpaid after application of the payments referred to above, the deficiency shall be shared among the Borrower Guarantors pro rata in proportion to their respective net worth on the Closing Date of this Agreement.

Section 15                  TRANSFERS AND ASSIGNMENTS.

15.1                        Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent Lender.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 15.2 and, to the extent expressly contemplated hereby, the Affiliates of the Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.

15.2                        Assignment by Lender.  Lender may assign, negotiate, pledge or otherwise hypothecate all or any portion of this Agreement or grant participations herein, or in any of its rights and security hereunder, including, without limitation, the Notes and, in case of such assignment, Borrowers will accord full recognition thereto and agree that all rights and remedies of Lender in connection with the interest so assigned shall be enforceable against Borrowers by such assignee with the same force and effect and to the same extent as the same would have been enforceable by Lender but for such assignment. In connection with any such assignment, participation or other transfer, Borrowers agree that Lender may deliver copies to any potential participant or other transferee of all documents, instruments, financial statements and other information from time to time furnished to Lender pursuant hereto or in connection therewith.

15.3                        Pledge of Interests.  Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release Lender from any of its obligations hereunder or substitute any such pledgee or assignee for Lender as a party hereto.

15.4                        Taxes.

(a)                                 Taxes; Withholding; Indemnification of Taxes Paid.  Any and all payments by the Borrowers hereunder, under the Notes or the other Loan Documents shall be made, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental entity, and all liabilities with respect thereto, excluding, (i) in the case of Lender, taxes imposed on or measured by its net income or overall gross receipts, and franchise taxes imposed on it, by the jurisdiction under the Laws of which Lender, is organized, is doing business or has a present or former connection, or any political subdivision thereof, (ii) any United States withholding taxes payable with respect to payments hereunder or under the Loan Documents under Laws (including any statute, treaty or regulation) in effect on the Closing Date (or, in the case of (a) a transferee of any rights of Lender, the date of the transfer and (b) a successor Lender, the date of the appointment of Lender) applicable to Lender, but not excluding any United States withholding tax payable with respect to interest arising under a Loan Document as a result of any change in such Laws occurring after the Closing Date (or the date of such transfer or the date of such appointment of such successor Lender), (iii) any non-United States withholding taxes imposed by the jurisdictions under the Laws of which Lender, is organized, conducts business or has a present or former connection, or any political subdivision thereof, in effect on the Closing Date (or, in the case of (a) a transferee of any rights of Lender, the date of the transfer and (b) a successor Lender, the date of the appointment of Lender) applicable to Lender, but not excluding any

United States withholding tax payable with respect to interest arising under a Loan Document as a result of any change in such Laws occurring after the Closing Date (or the date of such transfer or the date of such appointment of such successor Lender) and (iv) all liabilities, penalties.  and interest with respect to any of the forgoing (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”).  If any Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable hereunder or under the Notes to the Lender: (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) Lender, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law.  Each Borrower shall indemnify the Lender for the full amount of such Taxes (including any Taxes on amounts payable under this Section paid by the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto paid by Lender on the account of any obligation of such Borrower hereunder or under any Loan Document, and any penalties, interest and reasonable out-of-pocket expense arising therefrom or with respect thereto, provided such written demand sets forth in reasonable detail the basis and calculation of such amount.

(b)                                 Stamp Taxes.  Each Borrower agrees to pay, and will indemnify the Lender for, any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as “Other Taxes”).

(c)                                  Refunds of Taxes.  If the Lender determines that it has received a refund in respect of any Taxes or Other Taxes as to which indemnification has been paid by any Borrower pursuant to this Section or with respect to any Taxes that have been deducted and paid to a taxing authority pursuant to this Section by such Borrower, it shall promptly remit such refund (including any interest) to such Borrower, net of all out-of-pocket expenses of the Lender; provided, however, that such Borrower, upon the request of the Lender, agrees promptly to return such refund (plus any interest) to such party in the event such party is required to repay such refund to the relevant taxing authority.  In addition, the Lender shall provide the Borrower Representative with a copy of any notice of assessment from the relevant taxing authority (deleting any confidential information contained therein).

(d)                                 Application of These Tax Provisions.  Notwithstanding any provision contained herein to the contrary, any indemnity with respect to taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority, or any liabilities with respect thereto, shall be governed solely and exclusively by this Section.

15.5                        General Indemnity.  Each Borrower shall indemnify and hold harmless the Lender, and the respective directors, officers, employees and Affiliates thereof, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever including, without limitation, reasonable fees and disbursements of counsel and settlements costs, which may be imposed on, incurred by, or asserted against the Lender, or the respective directors, officers, employees and

Affiliates thereof in connection with any investigative, administrative or judicial proceeding by a third party (whether the Lender is or is not designated as a party thereto) directly relating to or arising out of: (x) this Agreement or any other Loan Document, (y) the transactions contemplated thereby or any actual or proposed use of proceeds hereunder, or (z) any Environmental Claims against such Borrower or any Subsidiary thereof or any Environmental Claims against the Lender pursuant to the transactions contemplated hereby or the exercise of any remedies hereunder; except that neither the Lender, nor any such directors, officers, employees and Affiliates thereof shall have the right to be indemnified hereunder for its own gross negligence, willful misconduct or bad faith as determined by a court of competent jurisdiction.

15.6                        Certificate for Indemnification.  Each demand by the Lender for payment pursuant to this Section 15 shall be accompanied by a certificate setting forth the reason for the payment, the amount to be paid, and the computations and assumptions in determining the amount, which certificate shall, absent manifest error, be presumed to be correct.  In determining the amount of any such payment thereunder, the Lender may use reasonable averaging and attribution methods, so long as such methods are set forth in the certificate referred to in the preceding sentence.  The failure to give any such notice shall not release or diminish any of the Borrowers’ obligations to pay additional amounts pursuant to this Section 15 upon the subsequent receipt of such notice.

Section 16                   GENERAL.

16.1                        Amendments and Waivers.  No amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and the Borrowers; provided that the Borrowers may, with the written consent of the Lender, supplement or amend the Disclosure Schedule (other than information contained on Items 11.3(a), 11.3(c) and 11.3(d) thereon).

16.2                        Effective Agreement; Binding Effect.  This Agreement shall become effective on the date and as of the time on and as of which (the “Effective Date”): (x) the Borrowers, and the Lender shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Lender.  As of such time, this Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lender and their respective successors and assigns, except that no Borrower shall have any right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

16.3                        Costs and Expenses.  Each Borrower agrees to pay on demand all reasonable costs and expenses (a) of the Lender (including, without limitation, the reasonable fees and out-of pocket expenses of counsel for the Lender) in connection with the preparation, execution, delivery, administration, modification, amendment, forbearance and waiver of this Agreement and the other Loan Documents, and (b) of the Lender in connection with the enforcement of, the exercise of remedies under, or the preservation of rights and remedies under this Agreement or any of the other Loan Documents (including any collection, bankruptcy or other enforcement proceedings arising with respect to the Borrowers, this Agreement, or any Event of Default under this Agreement).

16.4                        Survival of Provisions.  All representations and warranties made in or pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents.  The provisions of Section 7 of this Agreement shall survive the payment of the Obligations and any other Indebtedness owed by the Borrowers hereunder and the termination of this Agreement (whether by acceleration or otherwise).

16.5                        Sharing of Information.  The Lender shall have the right to furnish to its Affiliates, its accountants, its employees, its officers, its directors, its legal counsel, potential participants, and to any governmental agency having jurisdiction over the Lender information concerning the business, financial condition, and property of the Borrowers, the amount of the Loans hereunder, and the terms, conditions and other provisions applicable to the respective parts thereof.

16.6                        Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, taken, received or reserved by any Lender shall exceed the maximum lawful rate that may be contracted for, charged, taken, received or reserved by -Lender in accordance with applicable law (the “Maximum Lawful Rate”), then so long as the Maximum Lawful Rate would be so exceeded, the rate of interest and all such charges payable, contracted for, charged, taken, received or reserved in respect of the Loans of the Lender to the Borrowers shall be equal to the Maximum Lawful Rate.

16.7                        Limitation of Liability.  To the extent permitted by applicable law, no claim may be made by Borrowers hereto against the Lender or the Affiliates, directors, officers, employees, agents, attorneys and consultants of Lender, for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith.  Each of the Borrowers hereto hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

16.8                        Illegality.  If any provision in this Agreement or any other Loan Document shall for any reason be or become illegal, void or unenforceable, that illegality, voidness or unenforceability shall not affect any other provision.

16.9                        Notices.  All notices, requests, demands and other communications provided for hereunder shall be in writing and shall be given solely: (a) by hand delivery or by overnight courier delivery service, with all charges paid, (b) by facsimile transmission, if confirmed same day in writing by first class mail, (c) by registered or certified mail, postage prepaid and addressed to the parties, or (d) electronic mail.  For the purposes of this Agreement, such notices shall be deemed to be given and received: (i) if by hand or by overnight courier service, upon actual receipt, (ii) if by facsimile transmission, upon receipt of machine-generated confirmation of such transmission (and provided the above-stated written confirmation is sent), (iii) if by registered or certified mail, upon the first to occur of actual receipt or the expiration of 72 hours after deposit with the U.S.  Postal Service, or (iv) if by electronic mail, when transmitted to an electronic email address (or by another means of electronic delivery); provided, however, that notices from the Borrower Representative to the Lender shall not be effective until actually received thereby.  Notices or other communications hereunder shall be addressed: if to any Borrower or the Borrower Representative, at the address specified on the signature pages of this Agreement with respect to such Borrower or the Borrower Representative; if to the Lender, to the address specified on the signature pages of this Agreement.

16.10                 Governing Law.  This Agreement and the other Loan Documents and the respective rights and obligations of the parties hereto shall be governed by and construed in accordance with the internal laws of the State of Missouri (without giving effect to the conflict of laws rules thereof and except to the extent perfection of the Lender’s security interests and Liens and the effect thereof are otherwise governed pursuant to the UCC or the applicable Law of any foreign jurisdiction).

16.11                 Entire Agreement.  This Agreement and the other Loan Documents referred to in or otherwise contemplated by this Agreement set forth the entire agreement of the parties as to the transactions contemplated by this Agreement.

16.12                 Execution in Counterparts; Execution by Facsimile.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart hereof by facsimile shall be effective as manual delivery of such counterpart; provided, however, that, each party hereto will promptly thereafter deliver counterpart originals of such counterpart facsimiles delivered by or on behalf of such party.

16.13                 Amended and Restated Credit and Security Agreement.  This Agreement amends, renews, restates and supersedes that certain Amended and Restated Credit and Security Agreement dated October 30, 2007, by and among Mad River, SNH Development, Inc., a Missouri corporation, L.B.O. Holding, Inc., a Maine corporation, Mount Snow, Ltd., a Vermont corporation, Peak Resorts, Hidden Valley Golf and Ski, Inc., a Missouri corporation, Snow Creek, Inc., a Missouri corporation, Paoli Peaks, Inc., a Missouri corporation, Deltrecs, Inc., an Ohio corporation, Brandywine, Boston Mills and JFBB (the “Existing Credit Agreement”).

16.14                 Designation of Lead Lender. The Mount Snow Lender hereby appoints and authorizes the EPT Ski Lender to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Lender by the terms hereof, together with such powers as are reasonably incidental thereto.  The Borrowers (including Mount Snow) acknowledge and consent to such delegation of authority to the EPT Ski Lender and agree that any notice given or action taken by the EPT Ski Lender in connection with the Mount Snow Note shall be deemed notice given or action taken by the Mount Snow Lender. Payments under the Mount Snow Note shall continue to be made to the Mount Snow Lender in accordance with the terms of the Mount Snow Note.

Section 17                                      WAIVER OF JURY TRIAL.  BORROWERS WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS AGREEMENT OR UNDER ANY OTHER LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR

AGREEMENT WHICH MAY BE DELIVERED IN THE FUTURE IN CONNECTION HEREWITH OR (II) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Section 18                                      THE FOLLOWING NOTICE IS PROVIDED PURSUANT TO SECTION 432.047, R.S.MO.  AS USED IN THIS PARAGRAPH, “CREDITOR” MEANS LENDER, AND “THIS WRITING” MEANS THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS:  ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE LOAN AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

Section 19

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY MISSOURI STATE COURT OR FEDERAL COURT OF THE UNITED STATES SITTING IN JACKSON COUNTY, MISSOURI, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH MISSOURI STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT IN ANY OHIO STATE OR FEDERAL COURT SITTING IN MISSOURI.  EACH OF THE PARTIES

HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.  THE PARTIES CONFIRM THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized, as of the date first above written.

BORROWERS:

PEAK RESORTS, INC.	BOSTON MILLS SKI RESORT, INC.

By:	By:
Name:	Name:
Title:	Title:

JFBB SKI AREAS, INC.	BRANDYWINE SKI RESORT, INC.

By:	By:
Name:	Name:
Title:	Title:

MOUNT SNOW, LTD.	SYCAMORE LAKE, INC.

By:	By:
Name:	Name:
Title:	Title:

DELTRECS, INC.

By:
Name:
Title:

Borrowers’ Address for Notices:

c/o Peak Resorts, Inc. as Borrower

Representative 17409 Hidden Valley Drive

Eureka, MO 63025

Attn: Stephen J. Mueller

Telecopy: (636) 938-6936

E-mail: smueller@skihv.com

S-1

LENDER:

EPT SKI PROPERTIES, INC.,	EPT MOUNT SNOW, INC.,
a Delaware corporation	a Delaware corporation

By:	By:
Name:	Name:
Title:	Title:

Lender’s Address for Notices and Payments:

c/o EPR Properties

909 Walnut Street, Suite 200

Kansas City, Missouri  64106

2

ANNEX I

to

CREDIT AND SECURITY AGREEMENT

DEFINITIONS

As used in this Agreement and all other Loan Documents, the following Uniform Commercial Code terms shall have the meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined) ascribed to such terms in the UCC: “Account”, “Account Debtor”, “Certificated Security”, “Chattel Paper”, “Deposit Account”, “Document”, “Commodity Account”, “Commodity Contract”, “Commodity Customer”, “Commodity Intermediary”, “Control”, “Entitlement Holder”, “Entitlement Order”, “Equipment”, “Financial Asset”, “Fixture”, “General Intangible”, “Instrument”, “Inventory”, “Issuer”, “Investment Property”, “Record”, “Proceeds”, “Sale”, “Secured Party”, “Securities Account”, “Securities Act”, “Securities Intermediary”, “Security”, “Security Agreement”, “Security Certificate”, “Security Entitlement”, “Security Interest”, and “Uncertificated Security”.

As used in this Agreement and all other Loan Documents, the following terms shall have the meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined) set forth below:

“Accumulated Funding Deficiency” has the meaning ascribed thereto in Section 302(a)(2) of ERISA.

“Additional Pledged Collateral” means all shares of, limited and/or general partnership interest in, and limited liability company interests in, and all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, stock of, either (i) any Person that, after the Closing Date of this Agreement, as a result of any occurrence, becomes a Subsidiary of any Borrower, or (ii) any issuer of Pledged Stock, any Partnership or any LLC that are acquired by any Borrower after the Closing Date; all certificates or other instruments representing any of the foregoing; all Security Entitlements of any Borrower in respect of any of the foregoing; all additional Indebtedness from time to time owed to any Borrower by any obligor on the Pledged Notes and the instruments evidencing such indebtedness; and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.  Additional Pledged Collateral may be General Intangibles or Investment Property.

“Affiliate” means, with respect to a specified Person, any other Person: (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such Person (“control” meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise), (b) which beneficially owns or holds with power to vote ten percent (10%) or more of any class of the Voting Stock or similar interest of such Person, (c) ten percent (10%) or more of the Voting Stock or similar

Annex I-1

interest of which other Person is beneficially owned or held by such Person, or (d) who is an executive officer or director of such Person or of such other Person.

“Agreement” means this Master Credit and Security Agreement and any amendment, supplement or modification, if any, to this Master Credit and Security Agreement.

“Annual Additional Payment” shall have the meaning given in Section 6.3 hereof.

“Anti-Terrorism Laws” shall mean any laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the Laws comprising or implementing the Bank Secrecy Act, and the laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing laws may from time to time be amended, renewed, extended, or replaced).

“Base Gross Assets” means the quotient of the Consolidated EBITDAR of Borrowers and their consolidated Subsidiaries for the 12 month period prior to the Effective Date, divided by 12.5%.

“Blocked Person” shall have the meaning assigned to such term in Section 10.20 hereof.

“Borrower Guaranteed Obligations” has the meaning set forth in Section 14.1.

“Borrower Guarantor” means any Borrower with respect to the Obligations owing to the Lender by the other Borrowers.

“Borrower Guaranty” means the joint and several obligation of each Borrower Guarantor to pay the Obligations of the other Borrowers pursuant to Section 14 of this Agreement.

“Borrower Representative” means Peak Resorts.

“Borrowers” means, collectively, Peak Resorts, Deltrecs, JFBB, Mount Snow, Sycamore Lake, Brandywine, Boston Mills and each Additional Borrower, and “Borrower” means each of the foregoing Borrowers, individually.

“Boston Mills” means Boston Mills Ski Resort, Inc., an Ohio corporation.

“Brandywine” means Brandywine Ski Resort, Inc., an Ohio corporation.

“Brandywine/Boston Mills Note” means the Amended and Restated Promissory Note of even date herewith with a face amount of $23,293,296.00 from Peak Resorts, Deltrecs, Brandywine, and Boston Mills, as co-borrowers, to the EPT Ski Lender, and all amendments, restatements, modifications and replacements thereof.

“Business Day” means a day of the year on which the Lender is not required or authorized to close in the city in which the applicable Payment Office of the Lender is located.

Annex I-2

“Capitalized Leases” means, in respect of any Person, any lease of property imposing obligations on such Person, as lessee of such property, which are required in accordance with GAAP to be capitalized on a balance sheet of such Person.

“Cash Collateral Account” has the meaning specified in Section 5.3 of this Agreement.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. §§ 9601 et seq.

“Change of Control” means an event or series of events (occurring for whatever reason) following which:

(a)                                 within two (2) years after the Effective Date, so long as the Key Shareholders are employed by any Borrower in any capacity, the Key Shareholders shall cease to directly or indirectly, own beneficially and control less than 50% of the outstanding shares of Voting Stock of Peak Resorts that they own as of the Effective Date; or

(b)                                 Peak Resorts shall, directly or indirectly, own beneficially and control less than all of the outstanding shares of Voting Stock of the other Borrowers.

“Charter Documents” means, as to any Person (other than a natural person), the charter, certificate or articles of incorporation, by-laws, regulations, general or limited partnership agreement, certificate of limited partnership, certificate of formation, operating agreement, or other similar organizational or governing documents of such Person.

“Closing Date” means the date and the time as of which the Loans are advanced under this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means all assets of the Borrowers, consisting of both real property and personal property, in which a security interest or Lien is granted to the Lender pursuant to Section 8.1 hereof or any other Loan Document to secure repayment of the Obligations and all other property of the Borrowers in which a Lien is granted to the Lender to secure repayment of the Obligations, including the Properties.

“Collections” means all payments to a Person from Account Debtors in respect of Accounts, Chattel Paper, and General Intangibles owing to such Person.

“Consolidated Amortization Expense” means, with respect to a Person, for any period, all amortization expenses with respect to the General Intangibles of such Person and its consolidated Subsidiaries during such period, as determined on a consolidated basis in accordance with GAAP.

Annex I-3

“Consolidated Depreciation Expense” means, with respect to a Person, for any period, all depreciation expenses of such Person and its consolidated Subsidiaries during such period, as determined on a consolidated basis in accordance with GAAP.

“Consolidated EBIT” means, with respect to a Person, for any period, (a) Consolidated Net Income of such Person and its consolidated Subsidiaries for such period; plus (b) the sum (without duplication) of the amounts taken into account for such period in determining such Consolidated Net Income of (i) Consolidated Interest Expense of such Person and its consolidated Subsidiaries for such period, (ii) Consolidated Income Tax Expense of such Person and its consolidated Subsidiaries for such period, (iii) amortization or write-off of deferred financing costs of such Person and its consolidated Subsidiaries for such period, and (iv) extraordinary and other non-recurring non-cash losses and charges for such period; less (c) (A) net gains on sales of assets (other than sales of Inventory in the ordinary course of business of such Person or its consolidated Subsidiaries) and (B) other extraordinary gains and other non-recurring non-cash gains; all as determined on a consolidated basis in accordance with GAAP.

“Consolidated EBITDA” means, with respect to a Person, for any period, (a) Consolidated EBIT of such Person and its consolidated Subsidiaries for such period; plus (b) the sum (without duplication) of the amounts taken into account for such period in determining such Consolidated EBIT of (i) Consolidated Depreciation Expense of such Person and its consolidated Subsidiaries for such period and (ii) Consolidated Amortization Expense with respect to of such Person and its consolidated Subsidiaries for such period, all as determined on a consolidated basis in accordance with GAAP.

“Consolidated EBITDAR” means, with respect to a Person, for any period, (a) Consolidated EBITA of such Person and its consolidated Subsidiaries for such period; plus (b) the amount taken into account for such period in determining such Consolidated EBITA for rent expense with respect to such Person and its consolidated Subsidiaries for such period, all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Fixed Charge Coverage Ratio” means, with respect to a Person, for any Testing Period, the ratio of: (a) the sum of, without duplication, for such Testing Period, (i) the Consolidated EBITDA of such Person and its consolidated Subsidiaries, plus (ii) lease payments by the Borrowers under the Mad River Lease, and (b) the sum of, without duplication, for such Testing Period, (i) the Consolidated Interest Expense of such Person and its consolidated Subsidiaries, plus (ii) all scheduled principal payments (excluding any mandatory prepayments of Indebtedness) of such Person and its consolidated Subsidiaries made during such Testing Period on Indebtedness for Borrowed Money, as determined on a consolidated basis in accordance with GAAP, plus (iii) payments under Capitalized Leases, plus (iv) Capital Expenditures not funded by a Loan, plus (v) Distributions paid in cash, plus (vi) Consolidated Income Tax Expense.

“Consolidated Income Tax Expense” means, with respect to a Person, for any period, all taxes (based on the net income of such Person and its consolidated Subsidiaries) paid in cash or accrued during such period (including, without limitation, any penalties and interest with

Annex I-4

respect thereto and net of any tax refunds received during such period), all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Expense” means, with respect to a Person, for any period, (a) the amount of interest expense of such Person and its consolidated Subsidiaries during such period paid in cash or accrued during such period, all as determined on a consolidated basis in accordance with GAAP, plus (b) the interest payment portion of any Capitalized Lease rental payment of such Person and its consolidated Subsidiaries paid in cash or accrued during such period, all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” means, with respect to a Person, for any period, the net income (or loss) of such Person and its consolidated Subsidiaries for such period (after taxes and extraordinary items) taken as a single accounting period determined on a consolidated basis in conformity with GAAP; provided, however, that there shall be excluded from Consolidated Net Income of the Borrower and its consolidated Subsidiaries: (i) the income, (or loss) of any entity (other than the consolidated Subsidiaries of the Borrower) in which the Borrower or any such consolidated Subsidiaries has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its consolidated Subsidiaries during such period, and (ii) the income of any Subsidiary of the Borrower or any of its consolidated Subsidiaries to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

“Control Election” has the meaning specified in Section 5.3 of this Agreement.

“Debt Service Reserve Agreement” means that certain Master Debt Service Reserve and Security Agreement of even date herewith among Borrowers and Lender.

“Default under ERISA” means: (a) the occurrence or existence of a material Accumulated Funding Deficiency in respect of any Employee Benefit Plan within the scope of Section 302(a) of ERlSA, or (b) any failure by any Borrower or any Subsidiary to make a full and timely payment of premiums required by Section 4001 of ERlSA in respect of any Employee Benefit Plan, or (c) the occurrence or existence of any material liability under Section 4062, 4063, 4064, 4069, 4201, 4217 or 4243 of ERlSA in respect of any Employee Benefit Plan, or (d) the occurrence or existence of any material breach of any other law or regulation in respect of any such Employee Benefit Plan, or (e) the institution or existence of any action for the forcible termination of any such Employee Benefit Plan which is within the scope of Section 4001(a)(3) or (15) of ERlSA.

“Deltrecs” means Deltrecs, Inc., an Ohio corporation.

“Disclosure Schedule” means the schedule which is attached hereto as Annex II and is incorporated into this Agreement, as the same may amended from time to time with the consent of the Lender to the extent permitted by Section 16.1.

Annex I-5

“Distribution” means a payment made, liability incurred or other consideration (other than any stock dividend or stock split payable solely in capital stock of the Borrower) given by a Borrower for the purchase, acquisition, redemption or retirement of any capital stock (whether added to treasury or otherwise) of such Borrower or as a dividend, return of capital or other distribution in respect of the capital stock of such Borrower.

“Dollars” and the sign “$” each means lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary of Peak Resorts organized under the laws of any state of the United States or the District of Columbia.

“EB-5 Indebtedness” means Indebtedness incurred by a Person for the development of real property owned by such Person or its Subsidiaries under the EB-5 immigrant investor program administered pursuant to the United States Immigration Act of 1990.

“Effective Date” has the meaning specified in Section 16.2 of this Agreement.

“Employee Benefit Plan” means an “employee benefit plan” as defined in Section 3 of ERISA of any Borrower or any of its ERISA Affiliates or any “multiemployer plan” as defined in Section 4001(a)(3) of ERISA or any “pension plan” as defined in Section 3(2) of ERISA or any “welfare plan” as defined in Section 3(1) of ERISA.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, complaints, liens, notices of non-compliance, investigations, proceedings alleging non-compliance with or liabilities under any Environmental Law or any Environmental Permit, instituted by any Person, including, without limitation, (a) by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law or (b) by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health or the environment.

“Environmental Laws” means any applicable federal, state or local law, regulation, ordinance, or order pertaining to the protection of the environment, including (but not limited to) applicable provision of CERCLA, RCRA, the Hazardous Materials Transportation Act, 49 USC §§ 1801 et seq., the Federal Water Pollution Control Act (33 USC §§ 1251 et seq.), the Toxic Substances Control Act (15 USC §§ 2601 et seq.) and the Occupational Safety and Health Act (29 USC §§ 651 et seq.), and all similar state, regional or local laws, treaties, regulations, statutes or ordinances, common law, civil laws, or any case precedents, rulings, requirements, directives or requests having the force of law of any foreign or domestic governmental authority, agency or tribunal, and all foreign equivalents thereof, as the same have been or hereafter may be amended, and any and all analogous future laws, treaties, regulations, statutes or ordinances, common law, civil laws, or any case precedents, rulings, requirements, directives or requests having the force of law of any foreign or domestic governmental authority, agency and which govern: (a) the existence, cleanup and/or remedy of contamination on property; (b) the emission or discharge of Hazardous Materials into the environment; (c) the control of hazardous wastes; (d) the use,

Annex I-6

generation, transport, treatment, storage, disposal, removal or recovery of Hazardous Materials; or (e) the maintenance and development of wetlands.

“Environmental Permits” means all permits, approvals, certificates, notifications, identification numbers, licenses and other authorizations required under any applicable Environmental Laws or necessary for the conduct of business.

“EPT Ski Lender” means EPT Ski Properties, Inc., a Delaware corporation, which is the Lender under the Brandywine/Boston Mills Note, the JFBB Note, and the Sycamore Note.

“ERISA” means the Employee Retirement Income Security Act of 1974 (public Law 93-406), as amended, and in the event of any amendment affecting any Section thereof referred to in this Agreement, that reference shall be a reference to that Section as amended, supplemented, replaced or otherwise modified.

“ERISA Affiliate” means, with respect to any Person, any other Person that is under common control with such Person within the meaning of Section 4001(a)(l4) of ERISA, or is a member of a group which includes such Person and which is treated as a single employer under Sections 414(b) or (c) of the Code. In addition, for provisions of this Agreement that relate to Section 412 of the Code, the term “ERISA Affiliate” of any Person shall mean any other Person aggregated with such Person under Sections 414(b), (c), (m) or (o) of the Code.

“ERISA Regulator” means any governmental agency (such as the Department of Labor, the IRS and the Pension Benefit Guaranty Corporation) having any regulatory authority over any Employee Benefit Plan.

“Event of Default” has the meaning specified in Section 12 of this Agreement.

“Excluded Indebtedness” means any Indebtedness of a Peak Resorts Subsidiary with respect to which each of the following conditions is satisfied: (a) the assets of such Subsidiary are not a part of the Collateral, (b) the Indebtedness of such Subsidiary is non-recourse to any Borrower (other than certain recourse carve-outs for fraud, waste and similar “bad-boy” actions), and (c) Peak Resorts and Lender shall have received a non-consolidation opinion with respect to such Subsidiary from legal counsel and in form approved by Lender in Lender’s reasonable discretion, that if such Subsidiary were to become insolvent, neither the Borrowers, nor any of Borrowers’ other Subsidiaries or their assets or liabilities, would be substantively consolidated with those of such Subsidiary.

“Executive Order No. 13224” means the Executive Order No. 13224 on Terrorist Financing effective September 24, 2001, as the same has been or hereafter may be renewed, extended, amended or replaced.

“Existing Credit Agreement” shall have the meaning given in Section 16.13

“Financial Impairment” means, in respect of a Person, the distressed economic condition of such Person manifested by anyone or more of the following events:

Annex I-7

(a)                                 the discontinuation of the business of such Person;

(b)                                 such Person generally ceases or is generally unable or admits in writing its inability, generally, to make timely payment upon such Person’s debts, obligations, or liabilities as they mature or come due;

(c)                                  the assignment by such Person for the benefit of creditors;

(d)                                 the voluntary institution by such Person of, or the consent granted by such Person to the involuntary institution of (whether by petition, complaint, application, default, answer (including, without limitation, an answer or any other permissible or required responsive pleading admitting: (i) the jurisdiction of the forum or (ii) any material allegations of the petition, complaint, application, or other writing to which such answer serves as a responsive pleading thereto), or otherwise) of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, trusteeship, or similar proceeding pursuant to or purporting to be pursuant to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, trusteeship, or similar law of any jurisdiction;

(e)                                  the voluntary application by such Person for or consent granted by such Person to the involuntary appointment of any receiver, trustee, or similar officer (i) for such Person or (ii) of or for all or any substantial part of such Person’s property; or

(f)                                   the commencement or filing against such Person, without such Person’s application, approval or consent, of an involuntary proceeding or an involuntary petition seeking: (a) liquidation, reorganization or other relief in respect of such Person, its debts or all or a substantial part of its assets under any federal, state or foreign bankruptcy, insolvency, receivership, or similar law now or hereafter in effect or (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Person or for a substantial part of its assets, and, in any such case, either (i) such proceeding or petition shall continue undismissed for thirty (30) days or (ii) an order or decree approving or ordering any of the foregoing shall be entered; or

(g)                                  in the case of such Person which is an Account obligor, any judgment, writ, warrant of attachment, execution, or similar process is issued or levied against all or any substantial part of such Person’s property and such judgment, writ, warrant of attachment, execution, or similar process is not released, vacated, or fully bonded within thirty (30) days after it is issued, levied or rendered.

“Financial Projections” has the meaning specified in Section 10.14 of this Agreement.

“Fiscal Quarter” means any of the four consecutive three-month fiscal accounting periods collectively forming a Fiscal Year of a Person.

“Fiscal Year” means a Person’s regular annual accounting period for federal income tax purposes.

Annex I-8

“GAAP” means generally accepted accounting principles, consistently applied; provided, however, if there shall occur any change in accounting principals from GAAP as in effect on the Closing Date, then the Borrowers and the Lender shall make adjustments to such financial covenants as are determined in good faith to be appropriate to reflect such changes so that the criteria for evaluating the financial condition and operations of the Borrowers shall be the same after such changes as if such changes had not been made.

“Gross Assets” means the greater of (a) the Base Gross Assets, or (b) the quotient of the Consolidated EBITDAR of Borrowers and their consolidated Subsidiaries for the 12 month period prior to the date of determination, divided by 12.5%, plus the Mount Snow Development Land Value, plus the value of any permanent real property improvements performed on the Mount Snow Development Land by Mount Snow or its consolidated Subsidiaries, based on the dollar amount actually invested in such improvements by Mount Snow or its consolidated Subsidiaries.

“Gross Receipts” shall have the meaning given in Section 6.5 of this Agreement.

“Guarantor” shall mean collectively, (a) Peak Resorts, Mad River, SNH Development, Inc., Hidden Valley Golf and Ski, Inc., Snow Creek, Inc., Paoli Peaks, Inc., L.B.O. Holding, Inc., Mount Snow, Deltrecs, Brandywine, Boston Mills, JFBB, (b) all other current Subsidiaries of Peak Resorts other than the Liquor Subsidiaries and those Subsidiaries of Mount Snow that were formed for the sole purpose of incurring EB-5 Indebtedness, and (c) subject to Section 11.3(n), all future Subsidiaries of Peak Resorts and its successors in interest.

“Guaranty” shall mean that certain Guaranty of even date herewith to be executed by the Guarantors in favor of Lender, guarantying payment of the Loans and performance of all the Obligations.

“Guaranty Obligations” means, with respect to any Person, without duplication, any obligation of such Person guaranteeing any Indebtedness (“Primary Indebtedness”) of any other Person (the ‘primary obligor’) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether contingent or not contingent, (a) to purchase any such Primary Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such Primary Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Primary Indebtedness of the ability of the primary obligor to make payment of such Primary Indebtedness, or (d) otherwise to assure or hold harmless the owner of such Primary Indebtedness against loss in respect thereof; provided, however, that the term “Guaranty Obligations” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the Primary Indebtedness in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

Annex I-9

“Hazardous Material” means and includes: (a) any asbestos or other material composed of or containing asbestos which is, or may become, even if properly managed, friable, (b) petroleum and any petroleum product, including crude oil or any fraction thereof, and natural gas or synthetic natural gas liquids or mixtures thereof, or (c) any hazardous or toxic waste, substance or material defined as such in (or for purposes of) CERCLA or RCRA, any so-called “Superfund” or “Superlien” law, or any other applicable Environmental Laws.

“Improvements” shall have the meaning given in Section 10.24 of this Agreement.

“Indebtedness” means, with respect to any Person, without duplication, (a) Indebtedness for Borrowed Money (including EB-5 Indebtedness), (b) obligations to pay the deferred purchase price of property or services (other than accrued liabilities incurred in the ordinary course of business), (c) Capital Expenditures or other obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (d) all obligations of such Person as an account party in respect of letters of credit or banker’s acceptances, (e) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA, (f) obligations secured by any Lien on the properties or assets of the Person, (g) Guaranty Obligations of such Person in respect of currency or interest rate swap or comparable transactions, (h) long-term operating lease obligations, and (i) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (h) above.  Notwithstanding the foregoing, Excluded Indebtedness of a Peak Resorts Subsidiary shall not be included as part of the Indebtedness of Peak Resorts or the other Borrowers.

“Indebtedness for Borrowed Money” means, with respect to any Person, without duplication, all obligations of such Person for money borrowed including, without limitation, all notes payable, drafts accepted representing extensions of credit, obligations evidenced by bonds, debentures, notes or other similar instruments, and obligations upon which interest charges are customarily paid or discounted, and all Guaranties of such obligations.

“Intellectual Property” means all inventions, designs, patents, and applications therefor, trademarks, service marks, trade names, and registrations and applications therefor, copyrights, any registrations therefor, and any licenses thereof, whether now owned or existing or hereafter arising or acquired.

“IRS” means the Internal Revenue Service of the United States.

“Jack Frost & Big Boulder Properties” shall mean the property covered by the JFBB Mortgage described in Section 3.1(b) of this Agreement.

“JFBB” means JFBB Ski Areas, Inc., a Missouri corporation.

“JFBB Note” means the Amended and Restated Promissory Note of even date herewith with a face amount of $14,268,496.00 from Peak Resorts and JFBB, as co-borrowers, to the EPT Ski Lender, and all amendments, restatements, modifications and replacements thereof.

Annex I-10

“Key Shareholders” shall mean Timothy D. Boyd, Richard Deutsch and Stephen J. Mueller, any trust created or controlled by such individuals, the spouse or children of such individuals, and any trust created or controlled by any such spouse or child.

“Law” means any law, treaty, regulation, statute or ordinance, common law, civil law, or any case precedent, ruling, requirement, directive or request having the force of law of any foreign or domestic governmental authority, agency or tribunal.

“Lender” means, collectively, the EPT Ski Lender and the Mount Snow Lender, and each of them individually, as the context may require.

“Leverage Ratio” means, on any date, the ratio (expressed as a percentage) of (1) Indebtedness on such date, to (2) Gross Assets for the four fiscal quarters ending on such date.

“Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, mortgage lien, right of way or other encumbrance on title to real property.

“Liquor Subsidiaries” means JFBB LQ, Inc., a Pennsylvania corporation, BBJF LQ, Inc., a Pennsylvania corporation, or Boulder View Tavern, Inc., a Pennsylvania corporation, and any other Subsidiary of Peak Resorts formed under the laws of the State of Pennsylvania for the sole purpose of holding liquor licenses.

“LLC” means each limited liability company in which any Borrower has an interest, including those set forth on Item 9.9 of the Disclosure Schedule.

“LLC Agreement” means each operating agreement governing an LLC, as each such agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified.

“Loans” means, collectively, the following loans: (a) term loan in the amount of [$23,293,296.00] from Lender to Peak Resorts, Brandywine, and Boston Mills, as co-borrowers, evidenced by the Boston Mills/Brandywine Note; (b) term loan in the amount of [$14,268,496.00] from Lender to Peak Resorts and JFBB, as co-borrowers, evidenced by the JFBB Note; (c) term loan in the amount of [$51,050,000.00] from Lender to Peak Resorts and Mount Snow, as co-borrowers, evidenced by the Mount Snow Note; and (d) term loan in the amount of [$4,550,000.00] from Lender to Peak Resorts and Sycamore Lake, as co-borrowers, evidenced by the Sycamore Note.

“Loan Account” has the meaning set forth in Section 4.1 of this Agreement.

“Loan Documents” means this Agreement, any note, mortgage, deed of trust, security agreement, pledge, guaranty or other lien instrument, any fee letter, reimbursement agreement, financial statement, audit report, environmental audit, notice, request of loan, cash management agreement, officer’s certificate or other writing of any kind which is now or hereafter required to be delivered by or on behalf of a Borrower to Lender (or any of its respective Affiliates) in connection with this Agreement, including, without limitation, the Notes and all other documents set forth in Section 3.

“Loan Year” shall have the meaning given in Section 6.3 of this Agreement.

Annex I-11

“Lockbox” means any post office box rented by and in the name of a Borrower and as to which, after the Lender’s Control Election during an Event of Default which is continuing, as to which the Lender has exclusive access pursuant to the requirements of this Agreement.

“Mad River” means Mad River Mountain, Inc., a Missouri corporation, and a Subsidiary of Peak Resorts.

“Mad River Lease” means the Lease Agreement, dated as of November 17, 2005, by and between EPT Mad River, Inc., a Missouri corporation and Mad River, as amended by that certain First Amendment to Lease Agreement dated June 30, 2006 and as further modified by that certain Second Amendment to Lease Agreement of even date herewith.

“Material Adverse Effect” means: (a) a material adverse effect on the business, properties, operations, condition (financial or otherwise) or prospects of any Borrower, or a material adverse effect on the business, properties, operations, condition (financial or otherwise) or prospects of the Borrowers taken as a whole, (b) an impairment of a material portion of the Collateral, (c) a material impairment of any Borrower’s ability to perform in any respect its obligations under the Loan Documents or to repay the Obligations, (d) a material impairment to the Lender’s security interest and Lien on the Collateral or the priority thereof, or (e) a material adverse effect on the legality, validity or enforceability of this Agreement, the other Loan Documents or any Lien created hereby or thereby. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

“Material Business Agreement” means each agreement or contract (not including Material License Agreements) of any Borrower or any Subsidiary thereof (other than any agreement that by its terms may be terminated upon sixty (60) days notice or less by such Borrower or such Subsidiary) which: (a) involves consideration to such Person of Two Hundred Thousand Dollars ($200,000) or more in any year, (b) involves consideration by such Person of Two Hundred Thousand Dollars ($200,000) or more in any year, (c) imposes financial obligations on such Person of Two Hundred Thousand Dollars ($200,000) or more in any year, (d) involves such Borrower’s leasing as lessee any real property under any operating or Capitalized Lease, or (e) the termination of which could reasonably be expected to result in a Material Adverse Effect.

“Material License Agreement” means each license agreement of any Borrower in respect of Third Party Intellectual Property set forth on the Disclosure Schedule as being a license agreement the termination of which could reasonably be expected to result in a Material Adverse Effect.

“Material Recovery Deferred Amount” means, with respect to any Net Proceeds of any Material Recovery Event, the portion of such Net Proceeds intended to be used to rebuild or restore the affected property or to acquire replacement assets useful in the business of any Borrower and any of its Subsidiaries, as set forth in the applicable Material Recovery Notice, minus the amount of such Net Proceeds used or committed to be used therefor pursuant to a

Annex I-12

contractual obligation entered into prior to the Material Recovery Prepayment Date; provided that such amount shall not exceed $100,000 for any single Material Recovery Event or $500,000 in the aggregate in any calendar year.

“Material Recovery Event” means (i) any casualty loss in respect of assets of any Borrower covered by casualty insurance, (ii) any compulsory transfer or taking under threat of compulsory transfer of any asset of any Borrower by any agency, department, authority, commission, board, instrumentality or political subdivision of the United States, any state or municipal government and (iii) any recovery in good funds by such Borrower by reason of a nonappealable judgment against any other Person to the full extent thereof.

“Material Recovery Notice” has the meaning set forth in Section 9.10 of this Agreement.

“Material Recovery Prepayment Date” means, with respect to any Net Proceeds of any Material Recovery Event, the earlier of (a) the date occurring one hundred eighty (180) days after such Material Recovery Event and (b) the date that is five (5) Business Days after the date on which the Borrower Representative shall have notified the Lender of the applicable Borrower’s determination not to rebuild or restore the affected property or to acquire replacement assets useful in the business or such Borrower or any of its Subsidiaries with all or any portion of the relevant Material Recovery Deferred Amount for such Net Proceeds.

“Maximum Lawful Rate” has the meaning specified in Section 16.6 of this Agreement.

“Mount Snow” means Mount Snow, Ltd., a Vermont corporation.

“Mount Snow Development Land Value” means the appraised value of the Development Land (as defined in the Post-Closing Agreement) as approved by Lender in accordance with the Development Land release process contemplated in the Post-Closing Agreement.

“Mount Snow Lender” means EPT Mount Snow, Inc., a Delaware corporation, which is the Lender under the Mount Snow Note.

“Mount Snow Note” means the Amended and Restated Promissory Note of even date herewith with a face amount of $51,050,000.00 from Peak Resorts and Mount Snow, as co-borrowers, to the Mount Snow Lender, and all amendments, restatements, modifications and replacements thereof.

“Multi-employer Plan” means any Employee Benefit Plan which is a “multiemployer plan” as such term is defined in Section 4001(a)(3) of ERISA.

“Net Proceeds” means: (i) the cash proceeds (including cash proceeds subsequently received in respect of non-cash consideration initially received) from any sale, lease, transfer or other disposition of any Collateral of any Borrower to a Person (other than Collections in respect of Accounts) received by such Borrower, including, without limitation, cash payments in respect

Annex I-13

of Inventory sales, payments in respect to other dispositions of Collateral (other than the sale of Inventory in the ordinary course of business to the extent giving rise to Accounts) (net in each case of (x) selling expenses, including without limitation any reasonable broker’s fees or commissions and sales, transfer and similar taxes and (y) the repayment of any Indebtedness secured by a purchase money Lien on such assets that is permitted under this Agreement), insurance proceeds, condemnation awards and tax refunds, and (ii) the cash proceeds from any Material Recovery Event.

“Notes” means, collectively, the Brandywine/Boston Mills Note, the JFBB Note, the Mount Snow Note, and the Sycamore Note; and “Note” means each of the foregoing Notes.

“Obligations” means the present and future obligations of the Borrowers to the Lender and its Affiliates under this Agreement or any other Loan Document including without limitation (a) the outstanding principal and accrued interest (including interest accruing after a petition for relief under the federal bankruptcy laws has been filed) in respect of the Loans advanced to the Borrowers by the Lender; (b) all fees owing to the Lender under this Agreement and the other Loan Documents, (c) any costs and expenses reimbursable to the Lender pursuant to this Agreement, and (d) Taxes, Other Taxes, compensation, indemnification obligations or other amounts owing by the Borrowers to the Lender under this Agreement, the Notes or any Loan Document.

“Option Agreement” means that certain Option Agreement of even date herewith by and among Brandywine, Boston Mills, JFBB and Sycamore Lake, collectively as seller, and EPT Ski Lender, as Purchaser.

“Other Taxes” has the meaning specified in Section 15.4(b) of this Agreement.

“Partnership” means each partnership in which any Borrower has an interest.

“Partnership Agreement” means each partnership agreement governing a Partnership, as each such agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified.

“Payment Office” means, with respect to the Lender, such office of the Lender specified as its “payment office” under its name on the signature pages hereto, or such other office as the Lender may from time to time specify in writing to the Borrower Representative and the Lender as the office to which payments are to be made by the Borrowers or funds are to be-made accessible to the Lender by the Lender, as the case may be.

“PBGC” means the Pension Benefit Guaranty Corporation or any other governmental authority succeeding to any of its functions.

“Peak Resorts” means Peak Resorts, Inc., a Missouri corporation.

“Percentage Rate” shall have the meaning given in Section 6.3 of this Agreement.

Annex I-14

“Permitted Exceptions” shall have the meaning given in Section 10.24 of this Agreement.

“Person” means an individual, partnership, limited partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Pledged Collateral” means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, any other Investment Property of the Borrowers all certificates or other instruments representing any of the foregoing, all Security Entitlements of the Borrowers in respect of any of the foregoing, all dividends, interest distributions, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.  Pledged Collateral may be General Intangibles or Investment Property.

“Pledged LLC Interests” means all of each Borrower’s right, title and interest as a member of any LLCs and all of such Borrower’s right, title and interest in, to and under any LLC Agreement to which it is a party.

“Pledged Notes” means all right, title and interest of each Borrower in the Instruments evidencing all Indebtedness owed to such Borrower, issued by the obligors named therein, and all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

“Pledged Partnership Interests” shall mean all of each Borrower’s right, title and interest as a limited and/or general partner in all Partnerships and all of each Borrower’s right, title and interest in, to and under any Partnership Agreements to which it is a party.

“Pledged Stock” means the shares of capital stock owned by each Borrower; provided, however, that with respect to a Subsidiary that is not a Domestic Subsidiary only outstanding capital stock possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote shall be deemed to be pledged hereunder; provided, further that “Pledged Stock” shall not include the shares of the Liquor Subsidiaries.

“Polluting Substance” means all pollutants, contaminants or chemicals or industrial, toxic or hazardous substances or wastes and shall include, without limitation, any flammable explosives, radioactive materials, oil, hazardous materials, hazardous or solid wastes, hazardous or toxic substances or related materials defined in CERCLA, the Superfund Amendments and Reauthorization Act of 1986, RCRA, the Hazardous and Solid Waste Amendments of 1984 and the Hazardous Materials Transportation Act, as any of the same are hereafter amended, and in the regulations adopted and publications promulgated thereto; provided in the event any of the foregoing Environmental Laws is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment

Annex I-15

and, provided further, to the extent that the applicable laws of any state establish a meaning for “hazardous substance,” “hazardous waste,” “hazardous material,” “solid waste” or “toxic substance” that is broader than that specified in any of the foregoing Environmental Laws, such broader meaning shall apply.

“Post-Closing Agreement” means that certain Post Closing Agreement of even date herewith among Peak Resorts, Mount Snow, and the Mount Snow Lender.

“Potential Default” means an event, condition or thing which with the lapse of any applicable grace period or with the giving of notice or both would constitute, an Event of Default referred to in Section 12 of this Agreement and which has not been appropriately waived in writing in accordance with this Agreement or fully corrected, prior to becoming an actual Event of Default.

“Products” means property directly or indirectly resulting from any manufacturing, processing, assembling or commingling of any Inventory.

“Properties” means any and all property owned or leased by any Borrower.

“RCRA” means the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq.

“Released Properties” shall mean, collectively and individually, the properties commonly referred to by Borrowers and Lender as “Crotched Mountain”, “Hidden Valley”, “Snow Creek”, “Paoli Peaks”, and “Mount Attitash”, each of which are owned by a Guarantor as of the Effective Date.

“Remittances” means all payments in respect of Net Proceeds.

“Reportable Event” means any of the events set forth in Section 4043 of ERISA excluding those events for which the requirement of notice has been waived by the PBGC.

“Responsible Officer” means, with respect to a Person, the President, Chief Executive Officer or Chief Financial Officer of such Person.

“Restrictive Agreements” shall have the meaning given in Section 10.24 of this Agreement.

“Right of First Refusal” means that certain Right of First Refusal for Financing Agreement of even date herewith among the Guarantors and Lender whereby Guarantors grant Lender the first right of refusal on all new secured financing and sale leaseback transactions.

“Solvent” means, with respect to any Person, as of any date of determination, that: (a) the fair value of the assets of the Person as of such date is greater than the total amount of the liabilities of the Person, (b) the present fair salable value of the assets of the Person as of such date is not less than the amount that will be required to pay the probable liabilities of the Person on its debts as they become absolute and matured, (c) the Person is able to pay all liabilities of

Annex I-16

the Person as those liabilities mature, and (d) the Person does not have unreasonably small amount of capital for the business in which it is engaged or for any business or transaction in which it is about to engage. The determination of whether a Person is Solvent shall take into account all such Person’s assets and liabilities regardless of whether, or the amount at which, any such asset or liability is included on a balance sheet of such Person prepared in accordance with GAAP, including assets such as contingent contribution or subrogation rights, business prospects, distribution channels and goodwill. In computing the amount of contingent or unrealized assets or contingent or unliquidated liabilities at any time, such assets and liabilities will be computed at the amounts which, in light of all the facts and circumstances existing at such time, represent the amount that reasonably can be expected to become realized assets or matured liabilities, as the case may be. In computing the amount that would be required to pay a Person’s probable liability on its existing debts as they become absolute and matured, reasonable valuation techniques, including a present value analysis, shall be applied using such rates over such periods as are appropriate under the circumstances, and it is understood that, in appropriate circumstances, the present value of contingent liabilities may be zero.

“Subordinated Indebtedness” means (x) all Indebtedness of any Borrower, or any of its Subsidiaries, now or hereafter existing, and (y) any monetary obligations of any Borrower or any of its Subsidiaries in connection with any repurchase or redemption of preferred membership units, equity securities or warrants of such Borrower or any Subsidiary, in each case, (A) that is consented to in writing by the Lender, in its sole discretion, and (B) that is expressly subordinated and made junior to, pursuant to the terms of a written subordination agreement to which the Lender is a party, the payment and performance in full of the Obligations by the Borrowers.

“Subsidiary” means, in respect of a corporate Person, a corporation or other business entity the shares constituting a majority of the outstanding capital stock (or other form of ownership) or constituting a majority of the voting power in any election of directors (or shares constituting both majorities) of which are (or upon the exercise of any outstanding warrants, options or other rights would be) owned directly or indirectly at the time in question by such Person or another subsidiary of such Person or any combination of the foregoing.

“Sycamore Lake” means Sycamore Lake, Inc., an Ohio corporation.

“Sycamore Note” means the Amended and Restated Promissory Note of even date herewith with a face amount of $4,550,000.00 from Peak Resorts and Sycamore Lake, as co-borrowers, to the EPT Ski Lender and all amendments, restatements, modifications and replacements thereof.

“Title Policies” shall have the meaning given in Section 3.3(a) of this Agreement.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of Missouri; provided, however, that in the event that, by reason of mandatory provisions of law, including the Missouri Uniform Commercial Code, any or all of the attachment, perfection or priority of the Lender’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Missouri, the term “UCC”

Annex I-17

shall mean the Uniform Commercial Code as from time to time in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for the purposes of definitions related to such provisions; provided, further, that if the UCC is amended, after the date hereof, such amendment will not be given effect for the purposes of this Agreement if and to the extent the result of such amendment would be to limit or eliminate any item of Collateral.

“United States” and “U.S.” each means United States of America.

“USA Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“Voting Stock” means capital stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or persons performing similar functions).

“Withdrawal Liability” means (in respect of the Borrowers, their Subsidiaries and their ERISA Affiliates), at any date of determination, the amount equal to the aggregate present value (as defined in Section 3 of ERISA) at such date of the amount claimed to have been incurred as a result of a withdrawal less any portion thereof as to which any Borrower reasonably believes, after appropriate consideration of the possible adjustments arising under subtitle E of Title IV of ERISA, such Borrower, its Subsidiaries and their ERISA Affiliates will have no liability; provided, however, that such Borrower shall obtain promptly written advice from independent actuarial consultants supporting such determination.

“Wholly-Owned Subsidiary” means, in respect of any Person, a Subsidiary of such Person in which such Person owns all of the outstanding capital stock (or other form of ownership) and controls all of the voting power in any election of directors or otherwise.

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ANNEX II

[Updated disclosure schedules to be provided prior to execution.]

Annex II-1

EXHIBIT K

Option to Purchase

EPT Ski Properties, Inc.

i

OPTION AGREEMENT

BETWEEN

BRANDYWINE SKI RESORT, INC.,

BOSTON MILLS SKI RESORT, INC.,

JFBB SKI AREAS, INC., and

SYCAMORE LAKE, INC.

as SELLER

AND

EPT SKI PROPERTIES, INC.,

a Delaware corporation,

as PURCHASER

For the Option to Purchase and Lease Back
Boston Mills, Brandywine, Jack Frost,
 Big Boulder and Alpine Valley Ski Resorts

              , 2014

Timothy Laycock, Esq.		David L. Jones
Stinson Leonard Street LLP		Sandberg Phoenix & von Gontard, P.C.
1201 Walnut Street, Ste. 2900		120 South Central Avenue, Suite 1420
Kansas City, MO 64106		St. Louis, Missouri 63105
Telephone:	(816) 691-3179	Telephone:	(314) 425-4951
Facsimile:	(816) 412-1239	Facsimile:	(314) 725-5754

Counsel to Purchaser		Counsel to Seller

ii

iii

	9.2	Closing Costs	22
	9.3	Commissions/Consultant’s Fees	23

ARTICLE X.	DEFAULT AND REMEDIES		23
	10.1	Seller’s Default; Purchaser’s Remedies	23
	10.2	Purchaser’s Default; Seller’s Remedies	24

ARTICLE XI.	MISCELLANEOUS		24
	11.1	Survival	24
	11.2	Right of Assignment	24
	11.3	Notices	24
	11.4	Entire Agreement; Modifications	25
	11.5	Applicable Law	26
	11.6	Captions	26
	11.7	Binding Effect	26
	11.8	Time is of the Essence	26
	11.9	Waiver of Conditions	26
	11.10	Confidentiality	26
	11.11	Attorneys’ Fees	26
	11.12	Remedies Cumulative	26
	11.13	Terminology	27
	11.14	Estoppel	27
	11.15	Joint Preparation	27
	11.16	Counterparts	27
	11.17	Non-Assignable Agreements	27
	11.18	Rule Against Perpetuities Savings Clause	28
	11.19	Waiver of Jury Trial	28

EXHIBITS:

Exhibit A	Legal Description of the Property
Exhibit B	Bill of Sale
Exhibit C	Certificate of Non-Foreign Status
Exhibit D	Closing Certificate
Exhibit E	Form of Surveyor’s Certificate
Exhibit F	Form of Lease
Exhibit G	Form of Guaranty

iv

OPTION AGREEMENT

THIS OPTION AGREEMENT (the “Agreement”) is made and entered into as of the Effective Date by and among BRANDYWINE SKI RESORT, INC., an Ohio corporation, BOSTON MILLS SKI RESORT, INC., an Ohio corporation, JFBB SKI AREAS, INC., a Missouri corporation and SYCAMORE LAKE, INC., an Ohio corporation (collectively and sometimes each individually herein referred to as “Seller”), and EPT SKI PROPERTIES, INC., a Delaware corporation (“Purchaser”).  Seller and Purchaser are sometimes collectively referred to herein as the “Parties” and each of the Parties is sometimes singularly referred to herein as a “Party.”

WHEREAS, reference is made to the Parcels of Property identified on Exhibit A: Brandywine Ski Resort, Inc. is the owner of Brandywine Ski Resort; Boston Mills Ski Resort, Inc. is the owner of Boston Mills Ski Resort; JFBB Ski Areas Inc. is the owner of Jack Frost Ski Resort and Big Boulder Ski Resort; and Sycamore Lake, Inc., is the owner of Alpine Valley Ski Resort, each as referenced and identified on Exhibit A; and

WHEREAS, each Seller desires to grant to Purchaser, subject to the terms and conditions hereinafter set forth, an option to purchase all of the Property owned by such Seller.

NOW, THEREFORE, in consideration of the sum of One Hundred Dollars ($100.00), the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I.

DEFINITIONS

As used herein (including the above recitals and any Exhibits attached hereto), the following terms shall have the meanings indicated:

“Applicable Notices” shall mean any reports, notices of violation, or notices of compliance issued in connection with any Permits.

“Bill of Sale” shall mean a bill or bills of sale in substantially the same form as Exhibit B, attached hereto and made a part hereof, and sufficient to transfer to Purchaser all Personal Property.

“Brandywine/Boston Mills Note” means the Amended and Restated Promissory Note of even date herewith with a face amount of $23,293,296.00 from Brandywine Ski Resort, Inc. and Boston Mills Ski Resort, Inc., as co-borrowers, and all amendments, restatements, modifications and replacements thereof.

“Business Agreements” shall mean any leases, contract rights, rights as a lender under loan agreements or mortgagee under mortgages, easements, covenants, restrictions or other agreements or instruments affecting all or a portion of the Property, to the extent the same are assignable by Seller.

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“Business Day(s)” shall mean calendar days other than Saturdays, Sundays and days on which banking institutions in the City of New York are authorized by law to close.

“Certificate of Non-Foreign Status” shall mean a certificate or certificates dated as of the Closing Date, addressed to Purchaser and duly executed by Seller, in substantially the same form as Exhibit C, attached hereto and made a part hereof.

“Claim” shall mean any obligation, liability, lien, encumbrance, loss, damage, cost, expense or claim, including, without limitation, any claim for damage to property or injury to or death of any person or persons.

“Closing” shall mean the consummation of the sale and purchase of the Property or the applicable Parcel(s) thereof as to which Purchaser has exercised the Option, provided for herein, to be held through escrow at the offices of the Title Company, or such other place as the Parties may mutually agree.

“Closing Certificate” shall mean a certificate or certificates in substantially the same form as Exhibit D, attached hereto and made a part hereof, wherein Seller and Purchaser, respectively, shall represent that the representations and warranties of Seller and Purchaser, respectively, contained in this Agreement are true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date.

“Closing Date” shall mean, with respect to each Parcel as to which the Option has been exercised, the maturity date under the Note applicable to such Parcel or if such date is not a Business Day, then the next Business Day following such date; provided however, that the Closing Date may be such later or earlier date as is mutually agreed upon in writing by the applicable Seller and Purchaser.

“Deed” shall mean the general warranty deed, grant deed, or equivalent in form approved by Purchaser, executed by the applicable Seller, as grantor, in favor of Purchaser, as grantee, conveying to Purchaser the Property or applicable Parcel(s) as to which Purchaser has exercised the Option, subject only to the Permitted Exceptions.

“Due Diligence Materials” shall mean the information to be provided by Seller to Purchaser pursuant to the provisions of Section 5.1 hereof.

“EBITDAR” shall mean earnings before interest, taxes, debt service and rent, calculated under generally accepted accounting principles.

“Effective Date” shall mean                                     , 2014.

“Engineering Documents” shall mean all site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, Americans with Disabilities Act compliance reports, environmental reports and studies, professional inspection reports, construction and/or architect’s reports or certificates, feasibility studies, appraisals, and other similar plans and studies in the possession or control of Seller that relate to the Real Property or the Personal Property.  Without limiting the generality

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of the foregoing, Engineering Documents shall include any plans and specifications applicable to the Property.

“Environmental Report”  shall mean a Phase I environmental survey and assessment in conformance with ASTM standards, originally dated or updated no earlier than six (6) months prior to the applicable Closing Date, prepared by a firm of licensed engineers, familiar with the identification of toxic and hazardous substances, reasonably acceptable to Purchaser, together with responses or further evaluations, investigations and assessments as deemed necessary by Purchaser in response to the results or findings of such Phase I environmental survey and assessment or the Investigations.

“EPR Market Rate” as of any date shall mean base rent for any Parcel calculated by multiplying the prevailing rate of return on investment then being charged by Purchaser and its affiliates on leased or subleased ski properties, times the Purchase Price.

“Exception Documents” shall mean true, correct and legible copies of each document listed as an exception to title in the Title Commitment.

“Fixtures” shall mean all equipment, lifts, vertical transportation equipment, snow generation equipment, water lines, machinery, fixtures, sheds, waterslides and amusement rides (and all components thereof), and other items of real and/or personal property, including all components thereof, now or on the Closing Date located in, on or used in connection with, and permanently affixed to or incorporated into, the Real Property or the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, electronic security equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and similar systems, all of which, to the greatest extent permitted by law, are hereby deemed by the Parties to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the definition of Personal Property.

“Guarantors” shall mean collectively, Peak Resorts, Inc., Mad River Mountain, Inc., SNH Development, Inc., Hidden Valley Golf and Ski, Inc., Snow Creek, Inc., Paoli Peaks, Inc., L.B.O. Holding, Inc., Mount Snow, LTD., Deltrecs, Inc., Brandywine Ski Resort, Inc., Boston Mills Ski Resort, Inc., JFBB Ski Areas, Inc., and all future Subsidiaries of Peak Resorts, Inc. and its successors in interest.

“Guaranty” shall mean the guaranty to be executed by the Guarantors, and delivered at Closing, in substantially the same form as Exhibit G, attached hereto and made a part hereof.

“Hazardous Materials” shall mean (a) “hazardous substances” or “toxic substances” as those terms are defined by the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (“CERCLA”), 42 U.S.C. § 9601 et seq., or by the Hazardous Materials Transportation Act, 49 U.S.C. § 1802 et seq., all as now and hereafter amended; (b) “hazardous wastes,” as that term is defined by the Resource Conservation and Recovery Act of 1976 (“RCRA”), 42 U.S.C. § 6902 et seq., as now and hereafter amended; (c) any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials or substances with the

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meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste substances or materials, all as now and hereafter amended; (d) petroleum including crude oil or any fraction thereof; (e) any radioactive material, including any source, special nuclear or by-product material as defined at 42 U.S.C. § 2011 et seq., as now and hereafter amended; (f) asbestos in any form or condition; and (g) polychlorinated biphenyl (“PCBs”) or substances or compounds containing PCBs.

“Hazardous Materials Law” shall mean any local, state or federal law relating to environmental conditions or industrial hygiene, including, without limitation, RCRA, CERCLA, as amended by the Superfund Amendments and Reauthorization Act of 1986 (“SARA”), the Hazardous Materials Transportation Act, the Federal Waste Pollution Control Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Safe Drinking Water Act, and all similar federal, state and local environmental statutes and ordinances and the regulations, orders, or decrees now or hereafter promulgated thereunder.

“Improvements” shall mean all buildings, improvements, structures and Fixtures now or on the Closing Date located on the Real Property, including, without limitation, landscaping, parking lots and structures, roads, drainage and all above ground and underground utility structures, equipment systems and other so-called “infrastructure” improvements.

“Initial Interest Rate” is the initial rate of interest being charged under the applicable Note, which is              and          Hundredths Percent (          %) under the Brandywine/Boston Mills Note,             and          Hundredths Percent (          %) under the JFBB Note, and              and          Hundredths Percent (          %) under the under the Sycamore Note.

“Intangible Property” shall mean all Permits, Business Agreements and other intangible property or any interest therein now or on the Closing Date owned or held by Seller in connection with the Property, including all water rights and reservations, rights to use the trade name applicable to the Property, described on Exhibit A hereof, and zoning rights related to the Real Property, or any part thereof, to the extent the same are assignable by Seller; provided, however, “Intangible Property” shall not include the general corporate trademarks, tradenames except as set forth above, service marks, logos or insignia or the books and records of Seller, Seller’s accounts receivable and Seller’ business and operating licenses for the facilities on the Real Property.

“JFBB Note” means the Amended and Restated Promissory Note of even date herewith with a face amount of $14,268,496.00 from JFBB Ski Areas, Inc., as borrower, and all amendments, restatements, modifications and replacements thereof.

“Knowledge” shall mean actual knowledge of Seller or Purchaser, as the case may be, at the time the representation is made or deemed to have been made with no affirmative duty of inquiry or investigation.

“Land”  shall mean the real property as legally described on Exhibit A, attached hereto and made a part hereof, and any substitutions therefor, together with all of Seller’s rights, titles,

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appurtenant interests, covenants, licenses, privileges and benefits thereunto belonging, and Seller’s right, title and interest in and to any easements, right-of-way, rights of ingress or egress or other interests in, on or under any land, highway, street, road or avenue, open or proposed, in, on, across, in front of, abutting or adjoining such real property including, without limitation, any strips and gores adjacent to or lying between such real property and any adjacent real property.

“Laws” shall mean all federal, state and local laws, moratoria, initiatives, referenda, ordinances, rules, regulations, standards, orders and other governmental requirements, including, without limitation, those relating to the environment, health and safety and disabled or handicapped persons.

“Lease” shall mean the lease to be entered into upon the Closing of the Purchase of any Parcel(s) hereunder, by Seller, as Tenant, and Purchaser, as Landlord, in the forms set forth as Exhibit F attached hereto and made a part hereof and as further described in Section 3.2 hereof.

“Loans” shall mean, collectively, the following loans, each of which is evidenced by a Note and the other Loan Documents and secured by, among other things, a mortgage or deed of trust on the applicable Parcel(s):

1.                                      $23,293,296.00 loan from Purchaser, as lender, to Brandywine Ski Resort, Inc. and Boston Mills Ski Resort, Inc., as co-borrowers, evidenced by the Brandywine/Boston Mills Note;

2.                                      $14,268,496.00 loan from Purchaser, as lender, to JFBB Ski Areas, Inc., as borrower, evidenced by the JFBB Note; and

3.                                      $4,550,000.00 loan from Purchaser, as lender, to Sycamore Lake, Inc., as borrower, evidenced by the Sycamore Note.

“Loan Documents” shall mean the Amended and Restated Security Agreement, the Note, the mortgages and deeds of trust encumbering the Real Property as security for the Loans, and all other documents from time-to-time securing, evidencing, or otherwise relating to the Loans or any single Loan.

“Material” and “materially” shall mean a condition, noncompliance, defect or other fact which would:  (a) cost, with respect to the Property, in the aggregate, in excess of Seventy-Five Thousand Dollars ($75,000.00) and, with respect to any single defect or fact, would cost, with respect to the Properties, in excess of Twenty-Five Thousand Dollars ($25,000), to correct or repair; or (b) which would result in a loss to Purchaser or a reduction in the value of such Property in excess of Seventy-Five Thousand Dollars ($75,000.00) and, with respect to any single defect or fact, would, with respect to the Properties, result in a loss to Purchaser or a reduction in the value of the Properties in excess of Twenty-Five Thousand Dollars ($25,000.00).

“Notes” shall mean collectively, the Brandywine/Boston Mills Note, the JFBB Note, and the Sycamore Note, and all amendments, restatements, modifications and replacements thereof.

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“Option” shall mean the Purchaser’s right and option to purchase the Property or any Parcel of Property pursuant to Article II of this Agreement.

“Option Date” shall mean, with respect to any Parcel(s) of Property, the date that Purchaser delivers an Option Notice to Seller with respect to such Parcel(s) in accordance with Section 2.2.

“Option Notice” is defined in Section 2.2, below.

“Parcel” or “Parcel of Property” shall mean and refer to the individual parcels of the Property identified on Exhibit A as “Boston Mills,” “Brandywine,” “Jack Frost”,” Big Boulder” and “Alpine Valley”.

“Permits” shall mean all permits, licenses (but excluding Seller’s business and operating licenses), approvals, entitlements and other governmental, quasi-governmental and nongovernmental authorizations including, without limitation, certificates of use and occupancy, required in connection with the ownership, planning, development, construction, use, operation or maintenance of the Property, to the extent the same are assignable by Seller.  As used herein, “quasi-governmental” shall include the providers of all utility services to the Property.

“Permitted Exceptions” shall mean those title exceptions which have been approved in writing by Purchaser, or are deemed to have been approved by Purchaser upon the expiration of the applicable Review Period.

“Personal Property” shall mean all Intangible Property, Warranties, and Engineering Documents, and all those items of tangible personal property, or equal or better replacements therefor, other than the Fixtures, now or on the applicable Closing Date owned by Seller and located on or about the applicable Land or Improvements or used in connection with the operation thereof (specifically excluding personal property owned by employees of Seller).

“Property” shall mean, collectively the Real Property, the Personal Property and any substitutions therefor.

“Purchase Price” shall mean the purchase price for the Property, as determined and allocated among the Parcels of Property in Section 2.3, below.

“Real Property” shall mean the Land, the Improvements, and the Fixtures.

“Review Period” shall mean, with respect to each Parcel(s) of Property as to which Purchaser has exercised the Option, a period commencing on the Option Date and ending on the thirtieth (30th) day after the last to be received of the Due Diligence Materials and written notice from Seller that all Due Diligence Materials have been delivered.

“Search Reports” shall mean reports of searches made of the Uniform Commercial Code Records of the County in which the Property is located, and of the office of the Secretary of State of the State in which the Property is located and in the State in which the principal office of Seller is located, which searches shall reflect whether the Property is encumbered by liens or security interests which will remain on such Property after the applicable Closing.  The Search

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Reports shall be updated, at Seller’s expense, at or within ten (10) days prior to the applicable Closing.

“Seller’s Operating and Service Agreements” shall mean all management, service and operating agreements and contracts entered into by Seller with respect to the Property or any Parcel(s) thereof, including, but not limited to, agreements and contracts relating to maintenance and repair at the Property, refuse service agreements, pest control service agreements, landscaping agreements, parking lot maintenance agreements, and snow removal contracts.

“Subsidiary” shall mean, as to any business entity, any corporation, association or other business entity in which such business entity and/or one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) to elect a majority of the directors (or persons performing similar functions) of such entity; and any partnership, limited liability company or joint venture if more than a 50% interest in the profits or capital thereof is owned by such business entity and/or one or more of its Subsidiaries.

“Survey” shall mean a current ALTA survey, certified to ALTA requirements, prepared by an engineer or surveyor licensed in the State in which the Land is located reasonably acceptable to Purchaser, which shall:  (a) include a narrative legal description of the Land by metes and bounds (which shall include a reference to the recorded plat, if any), and a computation of the area comprising the Land in both acres and gross square feet (to the nearest one-thousandth of said respective measurement); (b) accurately show the location on the Land of all improvements (dimensions thereof at the ground surface level and the distance therefrom to the facing exterior property lines of the Land), building and set-back lines, if available, parking spaces (including number of spaces), fences, evidence of abandoned fences, ponds, creeks, streams, rivers, officially designated 100-year flood plains and flood prone areas, canals, ditches, easements, roads, rights-of-way and encroachments; (c) accurately show the location of encroachments, if any, upon adjoining property, or from adjoining property, upon the Land; (d) state the zoning classification of the Land; (e) be certified as of the date of the Survey to the Seller, the Purchaser, the Title Company, and any third-party lender designated by Purchaser; (f) legibly identify any and all recorded matters shown on said Survey by appropriate volume and page recording references; (g) show the location and names of all adjoining streets and the distance to the nearest streets intersecting the streets that adjoin the Land; (h) be satisfactory to (and updated from time to time as may be required by) the Title Company so as to permit it to delete the standard exception for survey matters and replace it with an exception for the matters shown on the Survey; and (i) include a written Surveyor’s Certification in substantially the same form as set forth on Exhibit E, attached hereto.

“Sycamore Note” means the Amended and Restated Promissory Note of even date herewith with a face amount of $4,550,000.00 from Sycamore Lake, Inc., as borrower, and all amendments, restatements, modifications and replacements thereof.

“Tenant” shall mean the “Tenant” under an applicable Lease to be entered into in accordance with Section 3.2.

“Title Commitment” shall mean a current commitment or current commitments issued by the Title Company to the Purchaser pursuant to the terms of which the Title Company shall

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commit to issue the Title Policy covering each applicable Parcel of Property to Purchaser in accordance with the provisions of this Agreement, and reflecting all matters which would be listed as exceptions to coverage on the Title Policy.

“Title Company” shall mean a title company selected by Purchaser.

“Title Policy” shall mean an ALTA Extended Coverage Owner’s Policy (or policies) of Title Insurance (2006 unmodified form, where issuable), or comparable state promulgated policies, with liability in the aggregate amount of the Purchase Price, dated as of the applicable Closing Date, issued by the Title Company, insuring title to the fee interest in the Real Property subject to the exercise of the Option, in Purchaser, subject only to the Permitted Exceptions, with the following modifications:  (a) the standard exceptions shall be deleted (b) the exception for survey matters and mechanic’s liens shall be deleted and replaced by an exception for the matters shown on the Survey; (c) the exception for ad valorem taxes shall reflect only taxes for the current and subsequent years; (d) any exception as to parties in possession shall be limited to rights of Tenant in possession, as lessee only, pursuant to the Lease; (e) there shall be no general exception for visible and apparent easements or roads and highways or similar items (with any exception for visible and apparent easements or roads and highways or similar items to be specifically referenced to and shown on the Survey and also identified by applicable recording information); and (f) the Title Policy shall include the following endorsements:  Access; Zoning 3.1; Comprehensive; Location of Land; Same as Survey; Tax Parcel; Subdivision; and any other such endorsements as Purchaser shall reasonably require.

“Warranties” shall mean all warranties and guaranties with respect to the Real Property or Personal Property, whether express or implied, including all warranties and guaranties of the Improvements and Personal Property by general contractors, subcontractors, suppliers and manufacturers which Seller now holds or under which Seller is the beneficiary, to the extent the same are assignable by Seller.

ARTICLE II.

OPTION TO PURCHASE

2.1                               Grant of Option.  Seller hereby grants to Purchaser, subject to the terms and conditions hereinafter set forth, the right and option to purchase all or any part of the Property in accordance with Sections 2.2 and 2.3, below.

2.2                               Option Term; Manner of Exercise.

(a)                                 The Option may be exercised by Purchaser with respect to a Parcel by giving written notice to Seller no sooner than the date that is two (2) years prior to the maturity date under the Note applicable to the Parcel and no later than the date that is one (1) year prior to the maturity date under such Note.  Purchaser shall exercise the Option by delivering written notice to Seller identifying which Parcel(s) of Property Purchaser is purchasing, and the Closing Date (the “Option Notice”).  Upon exercise of the Option by Purchaser, this Agreement shall immediately operate as a real estate sale contract on the terms herein set forth with respect to the applicable Parcel(s) of Property.  In the event Purchaser chooses not to exercise the Option on all

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of the Property, this Agreement shall remain in full force and effect with respect to all Parcels of Property not purchased, and the Option shall continue.

2.3                               Purchase Price.  The Purchase Price of each Parcel shall be calculated by multiplying the previous fiscal year’s EBITDAR attributable to the applicable Parcel by fifty percent (50%) and dividing the product by the Initial Interest Rate applicable to such Parcel, provided, however, the minimum purchase price for each Parcel shall be the outstanding balance (including principal, accrued interest and other charges) of the Loan for such Parcel on the Closing Date.

2.4                               Option Consideration.  Concurrently herewith, Purchaser has paid to Seller the sum of One Hundred Dollars ($100.00) for and in consideration of the granting of the Option, the receipt and sufficiency of which is hereby acknowledged and which consideration is non-refundable and independent of the Purchase Price.

2.5                               Termination of Existing Options.  Pursuant to that certain Option Agreement dated October 30, 2007 among Hidden Valley Golf and Ski, Inc., Snow Creek, Inc., Paoli Peaks, Inc., Brandywine Ski Resort, Inc., Boston Mills Ski Resort, Inc., and JFBB Ski Areas, Inc., as seller, and Purchaser, as purchaser, and that certain Option Agreement dated November 19, 2012 between Sycamore Lake, Inc., as seller, and Purchaser, as purchaser (collectively, the “Existing Option Agreements”), Purchaser was granted the right and option to purchase certain properties (including the Property) on and subject to the terms of the Existing Option Agreements. Purchaser and Seller hereby agree to terminate the Existing Option Agreements, which shall be superseded and replaced with this Agreement. The parties shall have no further rights or obligations under the Existing Option Agreements, effective as of the Effective Date.

ARTICLE III.

SALE AND LEASEBACK

3.1                               Agreement to Sell and Purchase Property.  Upon the exercise of the Option on one or more Parcels of Property, subject to the performance by the Parties of the terms and provisions of this Agreement, Seller shall grant, bargain, sell, convey, assign, transfer and deliver to Purchaser and Purchaser shall purchase, acquire and accept from Seller, the Property (or applicable Parcel(s) of Property), for the Purchase Price therefor and subject to the terms and conditions of this Agreement.

3.2                               Agreement to Enter into Lease.  On the Closing Date, and subject to the closing of the transaction contemplated herein with respect to the applicable Parcel(s) of Property, Purchaser (as landlord) and the applicable Seller (as Tenant) shall enter into a Lease in the form attached hereto as Exhibit F, on the terms and conditions set forth therein, and Guarantor shall execute and deliver the Guaranty.  The Parties shall execute one (1) Lease for each Parcel of Property being purchased.  The initial Annual Fixed Rent under each Lease shall be the greater of (a) the EPR Market Rate, and (b) the total annual interest payment on the applicable Note in effect at the maturity date under such Note.

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ARTICLE IV.

PURCHASE PRICE

4.1                               Payment of Purchase Price.  The Purchaser shall pay Seller the Purchase Price for the Property being purchased by wire transfer or cashier’s check in immediately available funds at Closing, adjusted at Closing for prorations, closing costs and other customary expenses.  On or before the Closing, the Parties may agree on an allocation of the Purchase Price as between the Land and the Improvements for the Property.

ARTICLE V.

ITEMS TO BE FURNISHED TO PURCHASER BY SELLER

5.1                               Due Diligence Materials.  Seller shall deliver to Purchaser, at Purchaser’s address, for its review and/or copying, the following items respecting the applicable Parcel(s) of Property:

(a)                                 True, correct, complete and legible copies of, any leases affecting the Property and all Business Agreements, Warranties, Permits, Applicable Notices, Engineering Documents and Seller’s Operating and Service Agreements (the terms Business Agreements, Warranties, Permits, and Engineering Documents shall include all agreements, documents and instruments otherwise included within such definitions, whether or not the same are assignable by Seller);

(b)                                 True, correct, complete and legible copies of tax statements or assessments for all real estate and personal property taxes assessed against the Property for the current and the two prior calendar years, if available;

(c)                                  True, correct, complete and legible listing of all Fixtures and Personal Property, including a current depreciation schedule;

(d)                                 True, correct, complete and legible copies of all existing fire and extended coverage insurance policies and any other insurance policies pertaining to the Property or certificates setting forth all coverages and deductibles with respect thereto, if any;

(e)                                  True, correct, complete and legible copies of all instruments evidencing, governing, or securing the payment of any loans secured by the Property or related thereto;

(f)                                   True, correct, complete and legible copies of any and all environmental studies or impact reports relating to the Property, and any approvals, conditions, orders or declarations issued by any governmental authority relating thereto (such studies and reports shall include, but not be limited to, reports indicating whether the Property is or has been contaminated by Hazardous Materials and whether the Property is in compliance with the Americans with Disabilities Act and Section 504 of the Rehabilitation Act of 1973, as applicable);

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(g)                                  True, correct, complete and legible copies of any and all litigation files with respect to any pending litigation and claim files for any claims made or threatened, the outcome of which might materially affect the Property or the use and operation of the Property, together with summaries and such other more detailed information as Purchaser may reasonably request with respect to any other pending litigation or claim the outcome of which might materially affect Seller or materially affect the Property.

(h)                                 The Title Commitment, Exception Documents, Survey, Environmental Report, Site Plan and Search Reports within ten (10) days after the Option Date.

(i)                                     True, correct, complete and legible copies of any and all operating statements for the Property and such other records of the business, financial condition and operation of the Property as Purchaser, in its sole discretion, deems necessary or appropriate.

Seller shall give Purchaser written notice at such time as all deliveries required by this Section 5.1 have been completed.

5.2                               Due Diligence Review.  During the Review Period, Purchaser shall have the right and opportunity to review the Due Diligence Materials delivered or made available by Seller to Purchaser pursuant to the provisions of Section 5.1 above.  By consummating the sale and purchase provided herein at Closing, Purchaser shall be deemed to have accepted and approved the Due Diligence Materials with respect to the applicable Parcel(s) of Property purchased at the Closing, and to have accepted all exceptions to title referenced in the Title Commitment, and all matters shown on the Survey, with respect to the Property purchased at the Closing.  Such accepted title exceptions and survey matters shall be included in the term “Permitted Exceptions” as used herein.

5.3                               Investigations.  During the Review Period, Purchaser and its agents and designees shall, upon reasonable notice to Seller, have the right and opportunity to examine the Property for the purpose of inspecting the same and making tests, inquiries and examinations (collectively the “Investigations”).  During the Review Period, Purchaser and its accountants, agents and designees shall have the right and opportunity of access to such books, records and documents of Seller relating to the Property as may be necessary for the purpose of examining the same, and Seller shall cause its directors, employees, accountants, and other agents and representatives to cooperate fully with Purchaser in connection with such examinations.

5.4                               Restoration After Investigations.  Purchaser agrees, at its sole expense, to cause the Real Property and the Personal Property to be restored to substantially the same condition it was in prior to such entry.  In addition, Purchaser agrees to indemnify, defend and hold Seller, its successors and assigns harmless for, from and against and to reimburse Seller with respect to all claims for bodily injury, personal injury or property damage, as well as any professional services lien, which may be asserted by reason of the activities of Purchaser or its agents or designees during the Investigations.  The foregoing indemnity shall survive the Closing and/or any termination of this Agreement and shall not operate as, or be deemed to be, an indemnification against any claim arising as a result of any condition or matter discovered as a result of the Investigations.

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ARTICLE VI.

REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS

6.1                               Representations and Warranties of Seller.  To induce Purchaser to enter into this Agreement and to purchase the Property, Seller represents and warrants to Purchaser as follows (to the extent applicable to the Property and as the context requires considering the physical character, current status of development and Seller’s current use of the Property):

(a)                                 Seller has and at the applicable Closing will have, and will convey, transfer and assign to Purchaser, good, indefeasible and insurable right and fee simple title to the Property, free and clear of any deeds of trust, mortgages, liens, encumbrances, leases, tenancies, licenses, chattel mortgages, conditional sales agreements, security interests, covenants, conditions, restrictions, judgments, rights-of-way, easements, encroachments, claims and any other matters affecting title or use of the Property, except the Permitted Exceptions.

(b)                                 Seller has duly and validly authorized and executed this Agreement, and has full right, title, power and authority to enter into this Agreement and to consummate the transactions provided for herein, and the joinder of no person or entity will be necessary to convey the Property fully and completely to Purchaser at the applicable Closing of the Property.  Seller is a corporation duly organized, validly existing and in good standing under the laws of the applicable state of its incorporation and where it does business.  The consummation of the transactions contemplated herein does not require the further approval of Seller’s shareholders, directors, partners, members or any third party.  The execution by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby do not, and at the Closing will not, result in a breach of any of the terms or provisions of, or constitute a default or a condition which upon notice or lapse of time or both would ripen into a default under, Seller’s bylaws, operating agreement or certificate or articles of incorporation or organization, any indenture, agreement, instrument or obligation to which Seller is a party or by which the Property or any portion thereof is bound; and does not constitute a violation of any Laws, order, rule or regulation applicable to Seller or any portion of the Property of any court or of any federal, state or municipal regulatory body or administrative agency or other governmental body having jurisdiction over Seller or any portion of the Property.  Notwithstanding the preceding sentence, Seller represents that at Closing, Seller’s lender or lenders shall release any and all liens encumbering any or all of the Property.

(c)                                  There are no adverse parties in possession of the Property or of any part thereof.  Seller has not granted to any party any license, lease or other right relating to the use or possession of the Property.

(d)                                 No written notice has been received from any insurance company that has issued a policy with respect to any portion of the Property or from any board of fire underwriters (or other body exercising similar functions), claiming any defects or deficiencies or requiring the performance of any repairs, replacements, alterations or other work and as of the Closing no such written notice will have been received which shall not have been cured.  No written notice has been received by Seller from any issuing insurance company that any of such policies will not be renewed, or will be renewed only at a higher premium rate than is presently payable therefor.

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(e)                                  Seller has no Knowledge of any pending or contemplated condemnation, eminent domain, assessment or similar proceeding or charge affecting the Property or any portion thereof, nor has received any written notice that any such proceeding or charge is contemplated.

(f)                                   All Improvements (including all utilities) have been, or as of the Closing will be, substantially completed and installed in accordance with the plans and specifications approved by the governmental authorities having jurisdiction to the extent applicable and are transferable to Purchaser without additional cost.  Permanent certificates of occupancy, all licenses, Permits, authorizations and approvals required by all governmental authorities having jurisdiction, and the requisite certificates of the local board of fire underwriters (or other body exercising similar functions) have been, or as of the Closing will be, issued for the Improvements and for all operations conducted thereon, and, as of the Closing, where required, all of the same will be in full force and effect.  The Improvements, as designed and constructed, substantially comply or will substantially comply with all statutes, restrictions, regulations and ordinances applicable thereto, including but not limited to the Americans with Disabilities Act and Section 504 of the Rehabilitation Act of 1973, as applicable.

(g)                                  The existing water, sewer, gas and electricity lines, storm sewer and other utility systems on the Land are adequate to serve the current and contemplated utility needs of the Property.  All utilities required for the operation of the Improvements enter the Land through adjoining public streets or through adjoining private land in accordance with valid public or private easements that will, upon consummation of the transactions contemplated herein, inure to the benefit of Purchaser.  All approvals, licenses and permits required for said utilities have been obtained and are in full force and effect.  All of said utilities are installed and operating, or will be, and all installation and connection charges have been or will be paid in full as of the Closing.

(h)                                 The location, construction, occupancy, operation and use of the Property (including any Improvements) does not violate any applicable law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or other body exercising similar functions), or any restrictive covenant or deed restriction (recorded or otherwise) affecting the Property or the location, construction, occupancy, operation or use thereof, including, without limitation, all applicable zoning ordinances and building codes, flood disaster laws and health and environmental laws and regulations, the Americans with Disabilities Act and Section 504 of the Rehabilitation Act of 1973, as applicable.

(i)                                     There are not any structural defects in any of the buildings or other Improvements constituting the Property.  The Improvements, all heating, electrical, plumbing and drainage at, or servicing, the Property and all facilities and equipment relating thereto are and, as of the Closing, will be in good condition and working order and adequate in quantity and quality for the normal operation of the Property.  No part of the Property has been destroyed or damaged by fire or other casualty.  There are no unsatisfied written requests for repairs, restorations or alterations with regard to the Property from any person, entity or authority, including but not limited to any lender, insurance provider or governmental authority.

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(j)                                    No work has been performed or is in progress at the Property, and no materials will have been delivered to the Property that might provide the basis for a mechanic’s, materialmen’s or other lien against the Property or any portion thereof, and all amounts due for such work and material shall have been paid and all discharged to Purchaser’s satisfaction as of the Closing.

(k)                                 There exist no service contracts, management or other agreements applicable to the Property to which Seller is a party or otherwise known to Seller which are not otherwise terminable by Seller upon thirty (30) days’ notice.

(l)                                     Seller is not in default in any manner which would result in a material adverse effect on Seller or the Property under the Lease, the Business Agreements, or Seller’s Operating and Service Agreements or any of the covenants, conditions, restrictions, rights-of-way or easements affecting the Property or any portion thereof, and, to Seller’s Knowledge no other party to any of the foregoing is in material default thereunder.

(m)                             There are no actions, suits or proceedings pending or, to Seller’s Knowledge, threatened against or affecting the Property or any portion thereof, or relating to or arising out of the ownership or operation of the Property, or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality.  All judicial proceedings concerning the Property will be finally dismissed and terminated prior to Closing, excluding lawsuits in which Seller is involved in its ordinary course of business.  Seller hereby covenants and agrees to indemnify and hold Purchaser harmless from and against any and all Claims (including reasonable attorneys’ fees) arising out of or relating to any lawsuits or other proceedings in which Seller is involved which lawsuits involve or relate to the Property.

(n)                                 The Property has free and unimpeded access to presently existing public highways and/or roads (either directly or by way of perpetual easements); and all approvals necessary therefor have been obtained.  No fact or condition exists which would result in the termination of the current access from the Property to any presently existing public highways and/or roads adjoining or situated on the Property.

(o)                                 There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under any other debtor relief laws contemplated by or, to Seller’s Knowledge, pending or threatened against Seller or the Property.

(p)                                 No Hazardous Materials have been installed, used, generated, manufactured, treated, handled, refined, produced, processed, stored or disposed of, or otherwise present in, on or under the Property by Seller or to Seller’s Knowledge by any third party.  No activity has been undertaken on the Property by Seller or, to Seller’s Knowledge, by any third party which would cause (i) the Property to become a hazardous waste treatment, storage or disposal facility within the meaning of, or otherwise bring the Property within the ambit of RCRA, or any Hazardous Materials Law, (ii) a release or threatened release of Hazardous Materials from the Property within the meaning of, or otherwise bring the Property within the ambit of, CERCLA or SARA or any Hazardous Materials Law or (iii) the discharge of

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Hazardous Materials into any watercourse, body of surface or subsurface water or wetland, or the discharge into the atmosphere of any Hazardous Materials which would require a permit under any Hazardous Materials Law.  No activity has been undertaken with respect to the Property by Seller or, to Seller’s Knowledge, any third party which would cause a violation or support a claim under RCRA, CERCLA, SARA or any other Hazardous Materials Law.  No investigation, administrative order, litigation or settlement with respect to any Hazardous Materials is in existence with respect to the Property, nor, to Seller’s Knowledge, is any of the foregoing threatened.  No written notice has been received by Seller from any entity, governmental body or individual claiming any violation of any Hazardous Materials Law, or requiring compliance with any Hazardous Materials Law, or demanding payment or contribution for environmental damage or injury to natural resources.  Seller has not obtained and, to Seller’s Knowledge, is not required to obtain, and Seller has no Knowledge of any reason Purchaser will be required to obtain, any permits, licenses, or similar authorizations to occupy, operate or use the Improvements or any part of the Property by reason of any Hazardous Materials Law.

(q)                                 The Property includes all items of property, tangible and intangible, currently used by Seller in connection with the operation of the Property, Seller’s Operating and Service Agreements, and property expressly excluded from the definition of Property, and the exclusion of such items from the Property to be conveyed to Purchaser will not have any material adverse affect upon Purchaser’s ownership or leasing of such Property following the Closing.

(r)                                    Seller has not failed to disclose anything of a material nature with respect to the Due Diligence Materials.

All of the foregoing representations and warranties of Seller shall be deemed remade at the Closing unless Seller discovers information that makes any such representation or warranty untrue, and Seller provides such information in writing to Purchaser prior to the Closing Date.

6.2                               Seller Indemnification.  Seller hereby agrees to indemnify and defend, at its sole cost and expense, and hold Purchaser, its successors and assigns, harmless from and against and to reimburse Purchaser with respect to any and all claims, demands, actions, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorney’s fees and court costs) actually incurred of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by Purchaser at any time and from time to time by reason of or arising out of (a) the breach of any representation or warranty of Seller set forth in this Agreement or any breach by Seller of any of its covenants and agreements set forth in this Agreement; (b) the failure of Seller, in whole or in part, to perform any obligation required to be performed by Seller pursuant to Section 6.l. or any other part of this Agreement; or (c) the ownership, construction, occupancy, operation, use and maintenance by Seller or its agents of the Property prior to the Closing Date.  This indemnity applies, without limitation, to the violation on or before the Closing Date of any Hazardous Materials Law in effect on or before the Closing Date and any and all matters arising out of any act, omission, event or circumstance existing or occurring on or prior to the Closing Date (including, without limitation, the presence on the Property or release from the Property of Hazardous Materials disposed of or otherwise released prior to the Closing Date), regardless of whether the act, omission, event or circumstance constituted a violation of any Hazardous Materials Law at the time of its existence or occurrence.  The provisions of this Article shall survive the Closing and

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shall continue thereafter in full force and effect for the benefit of Purchaser, its successors and assigns for the period set forth in Section 11.1.  Notwithstanding any provision of this Agreement to the contrary, Purchaser may exercise any right or remedy Purchaser may have at law or in equity should Seller fail to meet, comply with or perform its indemnity obligations required by this Section 6.2.

6.3                               Covenants and Agreements of Seller.  Seller covenants and agrees with Purchaser, from the Effective Date until the Closing with respect to the Property or the expiration or earlier termination of this Agreement:

(a)                                 Seller shall:  (i) operate the Property in the ordinary course of Seller’s business and in substantially the same manner as currently operated; and (ii) fully maintain and repair the Improvements, the Fixtures, and the Personal Property in good condition and repair.

(b)                                 Seller shall maintain in full force and effect fire and extended coverage insurance insuring the Property at its full replacement value and public liability insurance with respect to damage or injury to persons or property occurring on or relating to operation of the Property in commercially reasonable amounts.

(c)                                  Seller shall pay when due all bills and expenses of the Property.  Seller shall not enter into or assume any new Business Agreements with regard to the Property, without the prior written consent of Purchaser, other than those entered into in the normal course of business.

(d)                                 Seller shall not create or permit to be created any liens, easements or other conditions affecting any portion of the Property or the uses thereof, without the prior written consent of Purchaser.  No such lien, easement or other condition affecting the Property which Seller creates or permits to be created shall be or constitute a Permitted Exception until (i) such lien, easement or other condition affecting the Property has been disclosed to Purchaser in writing prior to Closing, (ii) a true and correct copy of all documents or instruments creating, evidencing, affecting or relating to such lien, easement or other condition affecting the Property has been provided to Purchaser prior to Closing, and (iii) Purchaser has determined to proceed with Closing and accept such lien, easement or other condition affecting the Property as a Permitted Exception.

(e)                                  Seller will pay, as and when due, all interest and principal and all other charges payable under any indebtedness of Seller secured by the Property, including the Loans, from the date hereof until Closing, and will not suffer or permit any default or, amend or modify the documents evidencing or securing any such secured indebtedness without the prior consent of Purchaser.

(f)                                   Seller will give to Purchaser, its attorneys, accountants and other representatives, during normal business hours and as often as may be reasonably requested, access to all books, records and files relating to the Property so long as the same does not unreasonably interfere with Seller’s business operations.

(g)                                  Seller will not amend or modify the terms of any Business Agreement without the prior written consent of Purchaser.

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(h)                                 Seller shall not remove, nor permit any other person to remove, any Personal Property or Fixtures from the Land or Improvements without replacing same with substantially similar items of equal or greater value and repairing the damage, if any, to the Property as a result of such removal.

(i)                                     During the pendency of this Agreement, Seller, its members, shareholders, and agents shall not negotiate the sale or other disposition of any or all of the Property with any person or entity other than Purchaser, and shall not take any steps to initiate, consummate or document the sale or other disposition of any or all of the Property.

(j)                                    Prior to the Closing Date, Seller agrees to notify Purchaser in writing within three (3) Business Days of any offer received by, delivered to or communicated to Seller for the purchase, sale, acquisition or other disposition of any or all of the Property.

(k)                                 Seller shall provide such information as may be reasonably required in connection with any equity offering or financing by Purchaser, including, but not limited to, financial statements, summary financial information, operating statements regarding the Property and other information concerning Seller.  Notwithstanding the foregoing, Purchaser agrees that to the extent that any such information requested of Seller is non-public information, Purchaser will not disclose such information without the consent of Seller, which consent will not be unreasonably withheld, conditioned or delayed.

6.4                               Representations and Warranties of Purchaser.  To induce Seller to enter into this Agreement and to sell the Property, Purchaser represents and warrants to Seller as follows:

(a)                                 Purchaser has duly and validly authorized and executed this Agreement, and has full right, title, power and authority to enter into this Agreement and to consummate the transactions provided for herein, and the joinder of no person or entity will be necessary to purchase the Property from Seller at Closing.  Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The consummation of the transactions contemplated herein does not require the further approval of Purchaser’s shareholders, members, or any third party, except such third party approvals as Purchaser has obtained or will obtain prior to the Closing Date.

(b)                                 The execution by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby do not, and at the Closing will not, result in a breach of any of the terms or provisions of, or constitute a default or a condition which upon notice or lapse of time or both would ripen into a default under, any indenture, agreement, instrument or obligation to which Purchaser is a party; and does not, and at the Closing will not, constitute a violation of any Laws, order, rule or regulation applicable to Purchaser of any court or of any federal, state or municipal regulatory body or administrative agency or other governmental body having jurisdiction over Purchaser.

(c)                                  There are no actions, suits or proceedings pending, or to the actual Knowledge of Purchaser, threatened, before or by any judicial body or any governmental authority, against Purchaser which would affect in any material respect Purchaser’s ability to proceed with the transaction contemplated by this Agreement.

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6.5                               Survival.  Each of the representations, warranties and covenants contained in this Article VI is intended for the benefit of Seller or Purchaser, as the case may be.  Each of said representations, warranties and covenants shall survive the Closing in accordance with Section 11.1.  No investigation, audit, inspection, review or the like conducted by or on behalf of the party receiving such representations, warranties or covenants shall be deemed to terminate the effect of any such representations, warranties and covenants, it being understood that such party has the right to rely thereon and that each such representation, warranty and covenant constitutes a material inducement to execute this Agreement and to close the transaction contemplated hereby.

ARTICLE VII.

CONDITIONS TO OBLIGATIONS

7.1                               Conditions to the Purchaser’s Obligations.  The obligations of Purchaser to purchase the Property from Seller and to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at all times prior to and as of the Closing with respect to such Property or Parcel(s) thereof (or such other time period specified below), of each of the following conditions:

(a)                                 All of the representations and warranties of Seller set forth in this Agreement shall be true at all times prior to, at and as of, the Closing in all material respects and Seller shall deliver a Closing Certificate in substantially the same form attached hereto as Exhibit D updating such representations and warranties.

(b)                                 Seller shall have delivered, performed, observed and complied with, all of the items, instruments, documents, covenants, agreements and conditions required by this Agreement to be delivered, performed, observed and complied with by it prior to, or as of, the Closing.

(c)                                  Seller shall not be in receivership or dissolution or have made any assignment for the benefit of creditors, or admitted in writing its inability to pay its debts as they mature, or have been adjudicated a bankrupt, or have filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization or an arrangement with creditors under the federal bankruptcy law or any other similar law or statute of the United States or any state and no such petition shall have been filed against it.

(d)                                 No material or substantial adverse change shall have occurred with respect to the condition, financial or otherwise, of any Seller or the Property.

(e)                                  Neither the Property nor any part thereof or interest therein shall have been taken by execution or other process of law in any action prior to Closing, nor shall any action or proceeding seeking any such taking be pending.

(f)                                   Purchaser shall have completed its Investigations of the physical condition of the Property by agents or contractors selected by Purchaser and, in its sole discretion, shall have determined the results of such Investigations to be satisfactory or shall be deemed to have waived the Investigations by the expiration of the Review Period.

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(g)                                  Purchaser shall have received, in form reasonably acceptable to Purchaser and at Seller’s expense, an engineering report that evidences compliance by the Property with all building codes, zoning ordinances and other governmental entitlements (including, without limitation, the Americans with Disabilities Act) as necessary for the operation of the Property for the current and intended use, including, without limitation, certificates of occupancy (or evidence of the existence thereof) and such other permits, licenses, approvals, agreements and authorizations as are required for the operation of the Property for its current and intended use.

(h)                                 All necessary approvals, consents and the like to the validity and effectiveness of the transactions contemplated hereby have been obtained.  Purchaser has reviewed the Due Diligence Materials and, in its sole discretion, shall have determined the results of such review of the Due Diligence Materials to be satisfactory.

(i)                                     No portion of the Property shall have been destroyed by fire or casualty.

(j)                                    No condemnation, eminent domain or similar proceedings shall have been commenced or threatened in writing with respect to any portion of the Property.

(k)                                 Tenant shall have executed and delivered such non-disturbance and attornment agreements and agreements subordinating the Lease to liens of Purchaser’s lenders in such form as is deemed commercially reasonable.

(l)                                     Seller shall deliver to Purchaser estoppel certificates in such form as Purchaser may reasonably require, dated not more than thirty (30) days prior to the Closing Date, from (i) the tenants under any leases of the Parcel(s) that will remain in effect; (ii) such parties to reciprocal easement agreements or agreements of conditions, covenants and restrictions as Purchaser, in its sole discretion, deems necessary or appropriate, and (iii) such other parties as Purchaser, in its sole discretion, deems necessary or appropriate.

(m)                             Purchaser and Seller shall have executed a Lease for each Parcel of Property being purchased;

(n)                                 Guarantor shall have executed and delivered the Guaranty to Purchaser.

7.2                               Failure of Conditions to Purchaser’s Obligations.  Seller shall perform or cause the performance of each of the conditions set forth in Section 7.1 that are an obligation of Seller or otherwise within Seller’s power or control to perform. In the event any one or more of the conditions to Purchaser’s obligations are not satisfied or waived in whole or in part at any time prior to or as of the Closing of the Property, Purchaser, at Purchaser’s option, shall be entitled to:  (a) terminate this Agreement with regard to the Property by giving written notice thereof to Seller, whereupon all moneys, if any, which have been delivered by Purchaser to Seller or the Title Company shall be immediately refunded to Purchaser and Purchaser shall have no further obligations or liabilities hereunder; (b) waive such condition(s) and proceed to Closing hereunder; or (c) in the event such condition is not satisfied due to a default by Seller, pursue Purchaser’s default remedies under Section 10.1(a).  Notwithstanding the foregoing, to the extent that Purchaser shall elect not to proceed to Closing under subclause (b) above, Purchaser will deliver and/or destroy all of the Due Diligence Materials regarding the applicable Parcel, at the direction of Seller.

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7.3                               Conditions to the Seller’s Obligations.  The obligations of Seller to sell the Property to Purchaser and to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at all times prior to and as of the Closing with respect to the Property (or such other time period specified below), of each of the following conditions:

(a)                                 All of the representations and warranties of Purchaser set forth in this Agreement shall be true at all times prior to, at and as of, the Closing in all material respects.

(b)                                 Purchaser shall have delivered, performed, observed and complied with, all of the material items, instruments, documents, covenants, agreements and conditions required by this Agreement to be delivered, performed, observed and complied with by it prior to, or as of, the Closing.

(c)                                  Purchaser shall not be in receivership or dissolution or have made any assignment for the benefit of creditors, or admitted in writing its inability to pay its debts as they mature, or have been adjudicated a bankrupt, or have filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization or an arrangement with creditors under the federal bankruptcy law or any other similar law or statute of the United States or any state and no such petition shall have been filed against it.

7.4                               Failure of Conditions to Seller’s Obligations.  In the event any one or more of the conditions to Seller’s obligations are not satisfied or waived in whole or in part at any time prior to or as of the Closing, Seller, at Seller’s option, shall be entitled to:  (a) terminate this Agreement with respect to the Property by giving written notice thereof to Purchaser, whereupon all moneys, if any, which have been delivered by Seller to Purchaser or the Title Company shall be immediately refunded to Seller and Seller shall have no further obligations or liabilities hereunder; (b) waive such condition(s) and proceed to Closing hereunder; or (c) in the event such condition is not satisfied due to a default by Seller, pursue Purchaser’s default remedies under Section 10.1(a).

ARTICLE VIII.

PROVISIONS WITH RESPECT TO THE CLOSING

8.1                               Seller’s Closing Obligations.  At the Closing with respect to the Property or applicable Parcel(s) thereof, Seller shall furnish and deliver to the Purchaser, at Seller’s expense, the following:

(a)                                 The Deed, Title Policy (or the Title Commitment or pro forma policy marked-up and initialed by the Title Company), Bill of Sale, Certificate of Non-Foreign Status, Closing Certificate, the Lease(s), the Required Consents, each document being duly executed and acknowledged by Seller and in recordable form, where appropriate, in the state and county in which the Property is located, and acceptable to Purchaser.

(b)                                 The Guaranty, each document being duly executed and acknowledged by Guarantor.

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(c)                                  Certificates of casualty and fire insurance for the applicable Parcel(s) of Property, and satisfactory evidence of all other insurance coverages, to the extent that such insurance coverages are being assigned to Purchaser, showing Purchaser as the assignee thereof.

(d)                                 Search Reports, dated not more than ten (10) days prior to Closing, evidencing no UCC-1 Financing Statements or other filings in the name of Seller with respect to the Property which will remain on the Property subject to the exercise of the Option after the Closing or an indemnification in form reasonably acceptable to Seller and Purchaser with respect to any such UCC-1 Financing Statements or other filings.

(e)                                  Such affidavits or letters of indemnity from Seller as the Title Company shall reasonably require in order to omit from the Title Policy all exceptions for unfilled mechanic’s, materialman’s or similar liens and rights of parties in possession (other than Tenant under the Lease).

(f)                                   Any and all transfer declarations or disclosure documents, duly executed by the appropriate parties, required in connection with the Deed by any state, county or municipal agency having jurisdiction over the Property subject to the exercise of the Option or the transactions contemplated hereby.

(g)                                  Such instruments or documents as are necessary, or reasonably required by Purchaser or the Title Company, to evidence the status and capacity of Seller and the authority of the person or persons who are executing the various documents on behalf of Seller in connection with the purchase, sale and lease transaction contemplated hereby.

(h)                                 Such other documents as are reasonably required by Purchaser to carry out the terms and provisions of this Agreement.

(i)                                     All necessary approvals, consents, certificates to the validity and effectiveness of the transactions contemplated hereby.

(j)                                    The estoppel certificates required by Purchaser pursuant to Section 7.1 hereof.

(k)                                 Attornment agreements, estoppel certificates and agreements subordinating the Lease to liens of Purchaser’s lenders as are required by the terms and conditions of this Agreement.

8.2                               Purchaser’s Closing Obligations.  At the Closing with respect to the Property or applicable Parcel(s) thereof, Purchaser shall furnish and deliver to Seller, at Purchaser’s expense, the following:

(a)                                 Federal Reserve, wire transfer funds or other immediately available collected funds payable to the order of Seller representing the Purchase Price due in accordance with Section 2.3 hereof.

(b)                                 The Closing Certificate, Lease(s), and memoranda of lease(s) duly executed and acknowledged by Purchaser.

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(c)                                  Such instruments or documents as are necessary, or reasonably required by Seller or the Title Company, to evidence the status and capacity of Purchaser and the authority of the person or persons who are executing the various documents on behalf of Purchaser in connection with the purchase, sale and lease transaction contemplated hereby.

(d)                                 Such other documents as are reasonably required by Seller to carry out the terms and provisions of this Agreement.

(e)                                  All necessary approvals, consents, certificates and the like to the validity and effectiveness of the transaction contemplated hereby, including, but not limited to, Purchaser’s board of directors.

ARTICLE IX.

EXPENSES OF CLOSING

9.1                               Adjustments.

(a)                                 Except as otherwise specifically provided in Section 9.1(b) hereof, all taxes, assessments, water or sewer charges, gas, electric, telephone or other utilities, operating expenses, employment charges, premiums on insurance policies, rents or other normally proratable items, shall be prorated between Seller and Purchaser as of the Closing Date.  Seller and Purchaser will use their best efforts so that all providers of utility services to the applicable Property will determine and bill Purchaser for all costs incurred up to the Closing Date and will bill Purchaser for all costs incurred on and after the Closing Date.

(b)                                 Seller shall pay all real estate taxes and current installments of assessments, of whatever kind, accruing against the Property prior to the year in which the Closing occurs.  All real estate taxes, sewer rents and taxes, current installments of assessments and charges, or any other governmental tax or charge, levied or assessed against the applicable Property for the year in which the Closing occurs (irrespective of when such taxes, assessments and charges are due and payable), including, without limitation, that year’s installment (both principal and interest) of any special assessments which are encumbrances permitted hereunder and which are due and payable in the year in which the Closing occurs, shall be prorated between Purchaser and Seller as of the Closing Date; provided, however, that any supplemental assessment of real property taxes attributable to the period prior to the Closing Date (except for any subsequent assessment for prior years due to change in land usage or ownership which shall be the responsibility of Purchaser) whether or not a lien has been assessed or a bill issued therefor on the Closing Date, shall remain Seller’s responsibility and liability.  If the precise amount of taxes and assessments for the year in which the Closing occurs cannot be ascertained on the Closing Date, proration shall be computed on the basis of the taxes and assessments payable for the year preceding the year in which the Closing occurs, with readjustment to be made as soon as reasonably practicable after the actual assessed valuation and the actual rate are determined.

9.2                               Closing Costs.  Seller shall pay (a) all title examination fees and premiums for the Title Policy (including all endorsements) and extended coverage; (b) the cost of the Search

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Reports; (c) the cost of the Survey; (d) Seller’s legal, accounting and other professional fees and expenses and the cost of all opinions, certificates, instruments, documents and papers required to be delivered by Seller hereunder, including without limitation, the cost of performance by Seller of its obligations hereunder; (e) all other costs and expenses which are required to be paid by Seller pursuant to other provisions of this Agreement; (f) any and all state, municipal or other documentary or transfer taxes payable in connection with the delivery of any instrument or document provided in or contemplated by this Agreement or any agreement or commitment described or referred to herein; and (g) the charges for or in connection with the recording and/or filing of any instrument or document provided herein or contemplated by this Agreement or any agreement or document described or referred to herein.  Purchaser shall pay (y) Purchaser’s legal, accounting and other professional fees and expenses and the cost of all opinions, certificates, instruments, documents and papers required to be delivered, or to cause to be delivered, by Purchaser hereunder, including, without limitation, the cost of performance by Purchaser of its obligations hereunder; and (z) all other costs and expenses which are required to be paid by Purchaser pursuant to other provisions of this Agreement.  If not otherwise specifically set forth herein, Purchaser and Seller shall each be responsible for other costs in the usual and customary manner for this kind of transaction in the county where the Property is located.

9.3                               Commissions/Consultant’s Fees.  Purchaser and Seller each hereby represent and warrant to the other that neither party has contacted any real estate broker, finder or any other party in connection with this transaction, and that it has not taken any action which would result in any real estate broker’s, finder’s or other fees being due or payable to any party with respect to the transaction contemplated hereby, or being due and payable with respect to any subsequent sale, lease, purchase or other transaction with respect to all or any portion of the Property. Any party to this Agreement through whom a claim to any consultant’s, broker’s, finder’s or other fee is made, shall indemnify, defend and hold harmless the other party to this Agreement from any other loss, liability, damage, cost or expense, including, without limitation, reasonable attorney’s fees, court costs and other legal expenses paid or incurred by the other party, that is in any way related to such a claim.

ARTICLE X.

DEFAULT AND REMEDIES

10.1                        Seller’s Default; Purchaser’s Remedies.

(a)                                 Seller’s Default.  Seller shall be deemed to be in default hereunder upon the occurrence of one of the following events:  (i) any of Seller’s warranties or representations set forth herein or in the Loan Documents shall be untrue in any material respect when made or at any Closing; or (ii) Seller shall fail to meet, comply with, or perform any covenant, agreement or obligation (including, but not limited to any condition to Purchaser’s obligations under Section 7.1 that is to be performed by or is within the control of Seller) on its part required within the time limits and in the manner required in this Agreement or the Loan Documents, which, in either of such events, is not cured by Seller within ten (10) days following receipt by Seller of written notice of default from Purchaser.

23

(b)                                 Purchaser’s Remedies.  In the event Seller shall be deemed to be in default hereunder Purchaser may, at Purchaser’s sole option, do one or more of the following:  (i) terminate this Agreement with respect to any or all of the Parcels by written notice delivered to Seller on or before the Closing whereupon all moneys, if any, which have been delivered by Purchaser to Seller or the Title Company shall be immediately refunded to Purchaser; and/or (ii) enforce specific performance of this Agreement against Seller including Purchaser’s reasonable costs and attorneys’ fees and court costs in connection therewith; and/or (iii) exercise any other right or remedy Purchaser may have at law or in equity by reason of such default including, but not limited to, the recovery of reasonable attorneys’ fees and court costs incurred by Purchaser in connection herewith.

10.2                        Purchaser’s Default; Seller’s Remedies.

(a)                                 Purchaser’s Default.  Purchaser shall be deemed to be in default hereunder upon the occurrence of one of the following events:  (i) any of Purchaser’s warranties or representations set forth herein shall be untrue in any material respect when made or at Closing; or (ii) Purchaser shall fail to meet, comply with, or perform any covenant, agreement or obligation on its part required within the time limits and in the manner required in this Agreement.

(b)                                 Seller’s Remedies.  In the event that Purchaser shall be deemed to be in default hereunder, Seller may terminate this Agreement after giving Purchaser written notice of its intent to terminate and providing Purchaser with a reasonable period of time (but in any event at least thirty (30) days) to cure after such termination notice, Purchaser shall deliver to Seller all Due Diligence Materials and other information provided to Purchaser by Seller or its agents, Thereafter, except as otherwise specifically set forth in this Agreement, neither Purchaser nor Seller shall have any further rights or obligations under this Agreement.

ARTICLE XI.

MISCELLANEOUS

11.1                        Survival.  All of the representations, warranties, covenants, agreements and indemnities of Seller and Purchaser contained in this Agreement, shall survive each Closing for a period of three (3) years from the applicable Closing Date and shall not merge upon the acceptance of the Deed.

11.2                        Right of Assignment.  Neither this Agreement nor any interest herein may be assigned or transferred by either Party to any person, firm, corporation or other entity without the prior written consent of the other Party, which consent may be given or withheld in the sole discretion of such other Party.

11.3                        Notices.  All notices, requests and other communications under this Agreement shall be in writing and shall be either (a) delivered in person, (b) sent by certified mail, return-receipt requested, (c) delivered by a recognized delivery service or (d) sent by facsimile transmission and addressed as follows:

24

If intended for Purchaser:	EPT SKI PROPERTIES, INC.
c/o EPR Properties
909 Walnut, Suite 200
Kansas City, Missouri 64106
Phone: (816) 472-1700
Fax: (816) 472-5794
Attention: Andrew Limbocker

With a copy to:	EPT SKI PROPERTIES, INC.
c/o EPR Properties
909 Walnut, Suite 200
Kansas City, Missouri 64106
Phone: (816) 472-1700
Fax: (816) 472-5794
Attention: General Counsel

If intended for Seller:	Peak Resorts, Inc.
17409 Hidden Valley Drive
Eureka, Missouri 63025

With a copy to:	David L. Jones
Sandberg, Phoenix & von Gontard, P.C.
120 South Central Avenue, Suite 1420
St. Louis, Missouri 63105
Telephone: (314) 425-4951
Facsimile: (314) 725-5754

or at such other address, and to the attention of such other person, as the parties shall give notice as herein provided.  A notice, request and other communication shall be deemed to be duly received if delivered in person or by a recognized delivery service, when delivered to the address of the recipient, if sent by mail, on the date of receipt by the recipient as shown on the return receipt card, or if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient’s facsimile number; provided that if a notice, request or other communication is served by hand or is received by facsimile on a day which is not a Business Day, or after 5:00 P.M. on any Business Day at the addressee’s location, such notice or communication shall be deemed to be duly received by the recipient at 9:00 A.M. on the first Business Day thereafter.

11.4                        Entire Agreement; Modifications.  This Agreement, together with the other documents, instruments and agreements heretofore or hereinafter entered into in connection with the transactions contemplated herein, embody and constitute the entire understanding between the Parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements (oral or written) are merged into this Agreement.  Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the Party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

25

11.5                        Applicable Law. THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSOURI.  The Parties agree that jurisdiction and venue for any litigation arising out of this Agreement shall be in the Courts of Jackson County, Missouri or the U.S. District Court for the Western District of Missouri and, accordingly, consent thereto.

11.6                        Captions.  The captions in this Agreement are inserted for convenience of reference only and in no way define, describe, or limit the scope or intent of this Agreement or any of the provisions hereof.

11.7                        Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

11.8                        Time is of the Essence.  With respect to all provisions of this Agreement, time is of the essence.  However, if the first date of any period which is set out in any provision of this Agreement falls on a day which is not a Business Day, then, in such event, the time of such period shall be extended to the next day which is a Business Day.

11.9                        Waiver of Conditions.  Any Party may at any time or times, at its election, waive any of the conditions to its obligations hereunder, but any such waiver shall be effective only if contained in a writing signed by such Party.  No waiver by a Party of any breach of this Agreement or of any warranty or representation hereunder by the other Party shall be deemed to be a waiver of any other breach by such other Party (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by a Party after any breach by the other Party shall be deemed to be a waiver of any breach of this Agreement or of any representation or warranty hereunder by such other Party, whether or not the first Party knows of such breach at the time it accepts such payment or performance.  No failure or delay by a Party to exercise any right it may have by reason of the default of the other Party shall operate as a waiver of default or modification of this Agreement or shall prevent the exercise of any right by the first Party while the other Party continues to be so in default.

11.10                 Confidentiality.  Except as hereinafter provided, from and after the execution of this Agreement, Seller and Purchaser shall keep the Due Diligence Materials and the contents thereof confidential and shall not disclose the contents thereof except to their respective attorneys, accountants, engineers, surveyors, financiers, bankers and other parties necessary for the consummation of the contemplated transactions and except to the extent any such disclosure is necessary in connection with the enforcement of the right of a Party hereunder.

11.11                 Attorneys’ Fees.  If either Party obtains a judgment against the other Party by reason of a breach of this Agreement, a reasonable attorneys’ fee as fixed by the court shall be included in such judgment.

11.12                 Remedies Cumulative.  Except as herein expressly set forth, no remedy conferred upon a Party by this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law, in equity or by statute.

26

11.13                 Terminology.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The words “herein,” “hereof,” “hereunder” and similar terms shall refer to this Agreement unless the context requires otherwise.  Whenever the context so requires, the neuter gender includes the masculine and/or feminine gender, and the singular number includes the plural and vice versa.

11.14                 Estoppel.  Each Party confirms and agrees that (a) it has read and understood all of the provisions of this Agreement; (b) it is an experienced real estate investor and is familiar with major sophisticated transactions such as that contemplated by this Agreement; (c) it has negotiated with the other Party at arm’s length with equal bargaining power; and (d) it has been advised by competent legal counsel of its own choosing.

11.15                 Joint Preparation.  This Agreement (and all exhibits thereto) is deemed to have been jointly prepared by the Parties hereto, and any uncertainty or ambiguity existing herein, if any, shall not be interpreted against any Party, but shall be interpreted according to the application of the rules of interpretation for arm’s-length agreements.

11.16                 Counterparts.  This Agreement may be executed at different times and in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or .pdf via email shall be as effective as delivery of a manually executed counterpart of this Agreement.  In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the Party against whom enforcement is sought.

11.17                 Non-Assignable Agreements.  Seller hereby covenants and agrees to use commercially reasonable efforts to obtain all necessary consents to the assignment of any of the Business Agreements, Warranties, Permits and Engineering Documents (for the purposes of this Section 11.17, the terms Business Agreements, Warranties, Permits and Engineering Documents shall include all agreements, documents and instruments included within such definitions, whether or not the same are assignable by Seller) as Purchaser and Seller shall mutually agree upon.  If and to the extent that any of the Business Agreements, Warranties, Permits and Engineering Documents are not assignable without the consent or approval of a third party, and either (a) Purchaser does not request that Seller obtain such approval, or (b) Seller is unable to obtain such approval following Purchaser’s request that Seller obtain such consent or approval, then, in either of such cases, and subject to the Purchaser’s rights as hereinafter provided, Seller hereby agrees and acknowledges that it will, from and after Closing, own and hold such Business Agreements, Warranties, Permits and Engineering Documents as agent on behalf of and for the benefit of Purchaser, and Seller will from time to time execute such documents as Purchaser shall reasonably require to evidence that Seller own and hold such Business Agreements, Warranties, Permits and Engineering Documents as agent on behalf of and for the benefit of Purchaser.  If Purchaser requests that Seller obtain any required third party consents for the assignment by Seller to Purchaser of any of the Business Agreements, Warranties, Permits and Engineering Documents, and Seller is unable to obtain such consent or approval, then Purchaser shall have the rights to determine that the Due Diligence Materials with respect to the Property in question are not acceptable to Purchaser, and to exercise Purchaser’s rights under Article VII hereof.

27

11.18                 Rule Against Perpetuities Savings Clause. Purchaser and Seller intend that all of the rights, titles and interests granted hereunder to either party constitute current interests that are vested in the parties upon the Closing Date and the consummation of Closing. If and to the extent that any of the rights, title or interests granted hereunder, or in any document or instrument hereinafter entered into in connection with any matter referenced or described herein, are deemed to be or to constitute future estates or interests so as to be void or unenforceable in whole or in part as a result of the application of the rule against perpetuities, then, to the extent that there is no other rule of law, statute or judicial decision that would cause such rights to remain enforceable without regard to the provisions of this Section 11.18, then the Parties agree that all such rights, titles or interests that would otherwise be void or unenforceable in whole or in part as a result of the application of the rule against perpetuities, shall terminate as of that date which is twenty (20) years and three hundred sixty-four (364) days after the date of the later to occur of the last to die of the issue of the children of Gregory K. Silvers living as of the date of this Agreement.

11.19                 Waiver of Jury Trial.  TO THE EXTENT PERMITTED BY LAW, EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE OTHER AGREEMENTS.

11.20                 Memorandum. Simultaneous with the execution and delivery of this Agreement, Purchaser and Seller shall execute a memorandum of this Agreement in form attached hereto as Exhibit H for each Parcel, which memoranda shall be recorded in the applicable county records for each Parcel at Seller’s expense.

[Signature page follows.]

28

EXECUTED to be effective as of the Effective Date.

SELLER:

BRANDYWINE SKI RESORT, INC.,
an Ohio corporation

By:

BOSTON MILLS SKI RESORT, INC.
an Ohio corporation

By:

JFBB SKI AREAS, INC.
a Missouri corporation

By:

SYCAMORE LAKE, INC.
an Ohio corporation

By:

PURCHASER:

EPT SKI PROPERTIES, INC., a Delaware corporation

By:
Name:
Title:

29

EXHIBITS TO OPTION AGREEMENT:

Exhibit A	Legal Description of Property
Exhibit B	Bill of Sale
Exhibit C	Certificate of Non-Foreign Status
Exhibit D	Closing Certificate
Exhibit E	Form of Surveyor’s Certificate
Exhibit F	Form of Lease
Exhibit G	Form of Guaranty

EXHIBIT A
TO OPTION AGREEMENT

LEGAL DESCRIPTIONS OF THE PARCELS OF PROPERTY

Boston Mills:

[insert description]

Brandywine

[insert description]

Jack Frost

[insert description]

Big Boulder

[insert description]

Alpine Valley

[insert description]

A-1

EXHIBIT B
TO OPTION AGREEMENT

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that as of this          day of                       , 20         (the “Effective Date”)                                         , a                      corporation (hereinafter “Grantor” or “Seller” as the context requires), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by EPT SKI PROPERTIES, INC., a Delaware corporation (“Grantee” or “Purchaser”), do by these presents severally GRANT, SELL, ASSIGN, TRANSFER, CONVEY, and DELIVER unto the said Purchaser all of their respective right, title and interest in and to the following described property, rights, and interests (such property, rights and interests being hereinafter collectively referred to as “Personal Property”), located on or about that certain land described on Schedule 1, and attached hereto and incorporated herein for all purposes, or the buildings, improvements, structures and fixtures thereon (such land, buildings, improvements, structures and fixtures being hereinafter collectively referred to as the “Real Property”), or used in connection with the operation thereof:

1.             All permits, leases, contract rights, rights as lender under loan agreements or mortgagee under mortgages, easements, covenants, restrictions or other agreements or instruments affecting all of a portion of the Real Property, water rights and reservations, rights to use the name applicable to the Real Property, zoning rights related to the Real Property, or any part thereof, to the extent the same are assignable by Seller; but excluding the general corporate trademarks, trade names, service marks, logos or insignia or the books and records of Seller, Seller’s accounts receivable, Seller’s cash and cash equivalents, stocks, bonds, promissory notes, franchises, accounts receivable and Seller’s business and operating licenses for the facilities on the Property.

2.             All warranties and guaranties with respect to the Real Property or Personal Property, whether express or implied, including all warranties and guaranties of the Improvements and Personal Property by general contractors, subcontractors, suppliers and manufacturers which Seller now holds or under which Seller are the beneficiary, to the extent the same are assignable by Seller.

3.             All site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, Americans with Disabilities Act compliance reports, environmental reports and studies, professional inspection reports, construction and/or architect’s reports or certificates, feasibility studies appraisals, and other similar plans and studies in the possession or control of Seller that relate to the Real Property or the Personal Property, to the extent same are transferable by Seller.

4.             All items of tangible personal property described on Schedule 2, attached hereto and incorporated herein for all purposes, or equal or better replacements therefor now or on the Closing Date owned by Seller.

TO HAVE AND TO HOLD the Personal Property so transferred above unto the said Purchaser, its successors and assigns, forever, and Seller do hereby bind themselves and their successors to warrant and forever defend, all and singular, title to the said Personal Property unto the said Purchaser, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof.

Seller hereby warrants, represents, covenants and agrees with Purchaser, subject to the time limits and other limits set forth in the Option Agreement dated                                      , 2014 by and between Seller and Purchaser as follows:

1.             That Seller is the owner of the Personal Property set forth herein, which Personal Property is free and clear of any and all liens, security interest, or other encumbrances except the Permitted Exceptions (as defined in the Agreement) and this sale and assignment is made and accepted expressly subject to the Permitted Exceptions; and

2.             That Seller shall indemnify and hold harmless Purchaser from and against any and all liability, loss, damage, cost or expense, including reasonable attorney’s fees, which Purchaser may suffer or incur by reason of any act or cause of action occurring or accruing prior to the Effective Date and arising out of the ownership and/or operation of the Real Property or the Personal Property, except for (a) any obligations expressly assumed under the Agreement by the Purchaser; and (b) any liability, loss damage, cost or other expense arising out of the actions or omissions of the Purchaser.

The agreements, covenants, warranties and representations herein set forth shall be binding upon and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

Seller and Purchaser agree that all personal property hereby transferred shall be transferred as is and where is without warranty of merchantability or fitness for any particular purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale and Bill of Sale to be executed by its duly authorized officers effective as of date aforesaid.

SELLER:

a corporation

By:
Name:
Title:

PURCHASER:

EPT SKI PROPERTIES, INC., a Delaware corporation

By:
Name:
Title:

SCHEDULE 1
TO BILL OF SALE

LEGAL DESCRIPTION

[Insert description of applicable Parcel of Property]

1-1

SCHEDULE 2
TO BILL OF SALE

ITEMS OF PERSONAL PROPERTY

[Insert applicable items of Personal Property]

2-1

EXHIBIT C
TO OPTION AGREEMENT

CERTIFICATE OF NON-FOREIGN STATUS

STATE OF	)
	)	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF	)

BEFORE ME, the undersigned authority, on this day personally appeared                              (“Affiant”),                              of                                           , a                    corporation (“Seller”) who after being duly sworn, upon his oath did depose and state under penalty of perjury that for purposes of Section 1445 of the Internal Revenue Code of 1986, as amended, in connection with the sale, transfer and conveyance of that certain property located and particularly described on Exhibit A attached hereto and incorporated herein for all purposes (the “Property”), and in order to inform EPT SKI PROPERTIES, INC., a Delaware corporation (“Purchaser”), that withholding of tax is not required upon the disposition of the Property by Seller:

(a)           that Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as these terms are defined in the Internal Revenue Code and Income Tax Regulations);

(b)           that Seller’s United States taxpayer identification number is                       ;

(c)           that Seller’s mailing address is:                                                            ; and

(d)           that Seller and Affiant understand that this Affidavit may be disclosed to the Internal Revenue Service by Purchaser and that any false statement contained herein could be punishable by fine, imprisonment or both.

Under penalties of perjury Affiant declares that he has examined this Affidavit, that to the best of his knowledge and belief it is true, correct and complete, and that Affiant has the authority to sign this Affidavit on behalf of Seller.

a corporation

By:
[Name]

C-1

EXHIBIT D
TO OPTION AGREEMENT

CLOSING CERTIFICATE

                                       , a                        corporation (“Seller”) hereby certifies that the representations and warranties contained in that that certain Option to Purchase Agreement (the “Agreement”) dated as of                                      , 2014, by and between EPT SKI PROPERTIES, INC., a Delaware corporation (“Purchaser”), and Seller, which representations and warranties are incorporated herein as though set out in full herein, are true and correct in all material respects as of the Closing Date defined in the Agreement as if made on and as of the Closing Date, shall survive the consummation of the purchase and sale transaction as contemplated by and for the time period provided in the Agreement and shall not be deemed to merge upon the acceptance of the deed by Purchaser delivered in connection with the consummation of such purchase and sale transaction.

Capitalized terms not otherwise defined herein shall have those meanings as set forth in the Agreement.

This certificate is given to Purchaser with the realization and understanding that all matters referenced above are material to the decision of Purchaser to close said sale and purchase on the Closing Date and Purchaser is acting in reliance thereon.

Dated this          day of                             , 20        .

a corporation

By:
Stephen J. Mueller, Vice-President

D-1

EXHIBIT E

TO OPTION AGREEMENT

FORM OF SURVEYOR’S CERTIFICATE

To:                            EPT SKI PROPERTIES, INC., a Delaware corporation

[TITLE COMPANY]

This is to certify that this map or plat and the survey on which it is based were made (1) in accordance with “Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys,” jointly established and adopted by ALTA, ACSM and NSPS in 2011, and includes Items 1, 2, 3, 4, 6(b), 7(a), 7(b)(1), 7(c), 8, 9, 10, 11, 13, 14, 16, 18, 23 and 24 of Table A thereof, and (ii) pursuant to Accuracy Standards for ALTA/ACSM Land Title Surveys jointly established and adopted by ALTA, ACSM and NSPS in 2011.

F-1

EXHIBIT F

TO OPTION AGREEMENT

LEASE AGREEMENT

LEASE

THIS LEASE, dated as of                               , 20     (the “Effective Date”), is made by and between                                                    , a                                        , with an office at c/o Entertainment Properties Trust, 909 Walnut Street, Suite 200, Kansas City, Missouri 64106 (“Landlord”), and                                                      , a                                                         , with an office at                                                               (“Tenant”).

In consideration of the mutual covenants and agreements herein contained, Landlord and Tenant hereby covenant and agree as follows:

ARTICLE 1.

ATTACHMENTS TO LEASE; EXHIBITS

Attached to this Lease and hereby made a part hereof are the following:

EXHIBIT A — a legal description of the tract of land constituting the Base Area.

EXHIBIT B — a description of the tract of land constituting the Mountain Operations Area.

EXHIBIT C — a site plan (the “Site Plan”) of the Leased Premises showing (i) the location of the Ski Facility, and (ii) the location of any other buildings and improvements, lifts or other vertical transportation fixtures, equipment and water lines serving any snow generation equipment, snowmaking systems, constructed or to be constructed, if known, within the Leased Premises by any person or entity, and (iii) the location of all parking areas within the Leased Premises which are available for the Ski Facility.

EXHIBIT D — a description of the Ski Facility and improvements and equipment specifically related thereto.

EXHIBIT E — a listing of Restrictive Agreements.

EXHIBIT F — a listing of Tenant’s Property.

ARTICLE 2.
DEFINITIONS

2.1          Definitions.  For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article 2 have the meanings assigned to them in this Article and include the plural as well as the singular; (ii) all references in this Lease to designated “Articles,” “Sections,” and other subdivisons are to the designated Articles, Sections and other subdivisions of this Lease; and (iii) the word “including” shall have the same meaning as the phrase “including, without limitation,” and other similar phrases.  The following terms for purposes of this Lease shall have the meanings set forth in Article 2.1 (additional terms are be defined elsewhere in the Lease):

“ADA” means the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. 12.101, et seq.

[“Additional Rent” is defined in Article #.]

“Affiliate” means as applied to a person or entity, any other person or entity directly or indirectly controlling, controlled by, or under common control with, that person or entity.

“Annual Fixed Rent” means the annual fixed rent payable hereunder under this Lease, as set forth in Article 5.2.

“Annual Percentage Rent” is defined in Article 5.3.

“Approvals” is defined in Article 3.5.

“Appurtenant Rights” is defined in Article 3.5.

“Authorized Institution” means a bank, savings and loan institution, trust or insurance company, real estate investment trust, pension, welfare or retirement fund, acting either in its own capacity or as a trustee.

“Base Amount” is defined in Article 5.3.

“Base Area” means the tract of land owned by Landlord in fee simple more particularly described on Exhibit A, attached hereto and by this reference made a part hereof, which tract of land constitutes a part of the Leased Premises and contains certain real property improvements, including without limitation condominium, commercial, retail, office, and restaurant space. “Code” means the Internal Revenue Code of 1986, as the same may be amended or supplemented, and the rules and regulations promulgated thereunder.

[“Commencement Date” is defined in Article #.]

“Common Facilities” includes, if applicable, all parking areas, streets, driveways, curb cuts, access facilities, aisles, sidewalks, malls, landscaped areas, sanitary and storm sewer lines, water, gas, electric, telephone and other utility lines, systems, conduits and facilities and other common and service areas within the Leased Premises as designated in applicable Restrictive Agreements, whether or not shown on the Site Plan, and regardless of by whom owned.

“Common Facilities Expense” means to the extent covered by or levied under any Restrictive Agreement, all expenses, fees, assessments and costs in connection with operating, maintaining, repairing, insuring, lighting, protecting and securing the Common Facilities.

“Condemnation” means the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor or a voluntary sale or transfer by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

“CPI” means the Consumer Price Index for all Urban Consumers, U.S. City Average, published by the Bureau of Labor Statistics of the United States Department of Labor (base year 1982-84=100), or any successor index thereto.

“Default Rate” means the lesser of (i) the per annum interest rate from time to time publicly announced by Citibank, N.A., New York, New York as its base rate (i.e., its Prime Rate) plus four percent (4%) or (ii) the highest rate of interest that may lawfully be charged to the party then required to pay interest under this Lease at the Default Rate.  If Citibank, N.A. should cease to publicly announce its base rate, the Prime Rate hereunder shall be the prime, base or reference rate of the largest bank (based on assets) in the United States which announces such rate.

[“Draw Down Month” is defined in Article 5.4.]

“Effective Date” is defined in the preamble.

“Final Plans” means the final plans, drawings and specifications for improvements to the Leased Premises, including without limitation the Ski Facility, as built.

“Fiscal Tax Year” is defined in Article 6.2(a)(i).

“Force Majeure” is defined in Article 26.1.

“Governmental Authorities” means all federal, state, county, municipal and local departments, commissions, boards, bureaus, agencies and offices thereof, having or claiming jurisdiction over all or any part of the Leased Premises or the use thereof.

“Gross Receipts” is defined in Article 5.3(b).

“Guarantor” means Peak Resorts, Inc.

[“Guaranty” means the Guaranty of this Lease made by Guarantor to and in favor of Landlord]

“Hazardous Substances” is defined in Article 12.5.

“Initial Fixed Term” is defined in Article 4.1.

“Knowledge” means actual knowledge without duty of inquiry or investigation.

“Landlord” is defined in the preamble.

“Landlord’s Property” means any and all equipment, lifts, vertical transportation equipment and fixtures, snow generation equipment, snowmaking systems, water lines, machinery, fixtures, water pumps, seasonal operated mountain coasters, pump houses, amusement rides, zip lines, and other items of real and/or personal property, including all components thereof now or hereafter located in or on the Leased Premises or used in connection with, and permanently affixed to or incorporated into, the improvements on the Leased Premises, and any replacements, modifications, alterations and additions thereto.

“Laws” means all present and future requirements, administrative and judicial orders, laws, statutes, ordinances, rules and regulations of any Governmental Authority, including, but not limited to the ADA.

“Lease Year” means a period of twelve (12) full calendar months.  The first Lease Year shall begin on the first day of the calendar month following the Commencement Date, unless the Term commences on the first day of a calendar month, in which case the first Lease Year shall begin on the Commencement Date.  Each succeeding Lease Year shall commence on the anniversary of the first Lease Year.

“Leased Premises” means the Mountain Operations Area, the Base Area, and the land thereunder described on Exhibit A and Exhibit B attached hereto, and all improvements, fixtures, appurtenances, rights, easements and privileges thereunto belonging or in any way appertaining, and all other rights, easements and privileges granted to Tenant in this Lease, excluding, however, Tenant’s Property as defined below and further described on Exhibit F.

“Market Area” means                                                              .

“Mortgage” means any mortgage or deed of trust or other instrument in the nature thereof evidencing a security interest in the Leased Premises or any part thereof. “Mountain Operations Area” means the portion of the Ski Facility shown on Exhibit B.

“Option Periods” is defined in Article 4.2.

“Percentage Escalator” is defined in Article 5.2(b).

“Permitted Use” is defined in Article 8.2.

“Person” or “person” means any individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity.

“Related Agreement” means any lease, sublease, note, mortgage, loan agreement or similar agreement by and between Landlord, or an Affiliate of Landlord, and Tenant, or an Affiliate of Tenant.

“Rent” means Annual Fixed Rent, Annual Percentage Rent and any other charges, expenses or amounts payable by Tenant under this Lease.

[“Rent Reserve” is defined in Article 5.4.]

[“Rent Reserve Deposits” is defined in Article 5.4.]

“Restrictive Agreements” means those certain reciprocal easement agreements, operating agreements, development agreements, community association agreements, easement agreements and/or other similar agreements and instruments that govern and regulate the development and maintenance of the Leased Premises or the Appurtenant Rights, and all other agreements described on Exhibit E attached hereto and by this reference made a part hereof.

“Ski Facility” means the skiing facility located on the Base Area and extending onto the Mountain Operations Area, which includes all structures, buildings and improvements, maintenance facilities, health care facilities, support facilities, food and beverage facilities, pump houses, [summer seasonal operated mountain coaster(s)], [summer seasonal operated zip lines], lifts or other vertical transportation fixtures, snow generation equipment, snowmaking systems, and any water lines connected thereto, as described on Exhibit D attached hereto and by this reference made a part hereof.

“Taxes” is defined in Article 6.2(a)(ii).

“Tenant” is defined in the preamble.

“Taxes Applicable to Leased Premises” is defined in Article 6.2(a)(iii).

“Tenant’s Agents” is defined in Article 3.5.

“Tenant’s Operating Covenant” is defined in Article 8.1.

“Tenant’s Operating Period” shall mean the Term of this Lease.

“Tenant’s Property” is defined in Article 11.

“Tenant’s Signs” is defined in ARTICLE 21.

“Term” and “Term of this Lease” means the Initial Fixed Term as provided in Article 4 and any renewal or extension thereof.

“Water Rights” is defined in Article 3.5.

ARTICLE 3.
DEMISE OF PREMISES

3.1          Demise of Leased Premises.  Landlord hereby demises and leases the Leased Premises unto Tenant, and Tenant hereby leases the same from Landlord, for the consideration and upon the terms and conditions set forth in this Lease.

3.2          Net Lease.  This Lease shall be deemed and construed to be a “net lease,” and Tenant shall pay to Landlord, absolutely net throughout the Term of this Lease, the Rent, free of any charges, assessments, impositions or deductions or any kind and without abatement, deduction or set-off whatsoever.  Under no circumstances or conditions, whether now existing or hereafter arising, or whether beyond the present contemplation of the parties, shall Landlord be expected or required to make any payment of any kind whatsoever or be under any other obligation or liability hereunder, except as herein otherwise expressly set forth.  Tenant shall pay all costs, expenses and charges of every kind and nature relating to the Leased Premises, except debt service on any indebtedness of Landlord, which may arise or become due or payable prior to, during or after (but attributable to a period falling prior to or within) the Term of this Lease.  Except as otherwise specifically provided in this Lease, Tenant’s obligation to pay Rent hereunder shall not terminate prior to the date definitely fixed for the expiration of the Term, and except as otherwise provided herein, the obligations of Tenant hereunder shall not be affected by reason of:  any damage to or destruction of the Leased Premises or any part thereof, any taking of the Leased Premises or any part thereof or interest therein by condemnation or otherwise, any prohibition, limitation, restriction or prevention of Tenant’s use, occupancy or enjoyment of the Leased Premises or any part thereof, or any interference with such use, occupancy or enjoyment by any person or for any reason, any matter affecting title to the Leased Premises, any eviction by paramount title or otherwise, any default by Landlord hereunder, the impossibility, impracticability or illegality of performance by Landlord, Tenant or both, any action of any Governmental Authority, Tenant’s acquisition of ownership of all or part of the Leased Premises (unless this Lease shall be terminated by a writing signed by all persons having an interest in the Leased Premises), any breach of warranty or misrepresentation, or any other cause whether similar or dissimilar to the foregoing and whether or not Tenant shall have notice or knowledge thereof and whether or not such cause shall be foreseeable.  The parties intend that the obligations of Tenant under this Lease shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations have modified or terminated pursuant to an express provision of this Lease.

3.3          Landlord’s Covenant.  Subject to Tenant’s acknowledgement and waiver contained in Article 13.1, Landlord represents and warrants to Tenant that: (i)  Landlord has full right and lawful authority to enter into and perform Landlord’s obligations under this Lease for the Term of this Lease, and Landlord has not suffered, incurred or entered into any contracts, leases, tenancies, agreements, restrictions, violations, encumbrances or defects in title of any nature whatsoever which materially adversely affect Landlord’s right, title and interest in the Leased Premises or the fulfillment of its obligations under this Lease; (ii) except for any Mortgages which exist upon the Commencement Date, Tenant’s rights under this Lease shall not be subject or subordinate to any Mortgage except for such subordination as may be accomplished in accordance with the provisions of Article 23; and (iii) if Tenant fully discharges the obligations herein set forth to be performed by Tenant, Tenant shall have and enjoy, during the Term of this Lease, the quiet and undisturbed possession of the Leased Premises together with the right to use the Common Facilities, if any, as in this Lease contemplated, free from interference by Landlord or any party claiming by, through or under Landlord but none other.

3.4          No Representations by Landlord.  Tenant hereby accepts the Leased Premises in its “as is, where is” condition as of the Commencement Date.  Tenant acknowledges that, except as herein expressly set forth, Landlord has not made, does not make, and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, of, as to, concerning, or with respect to, (i) the value, nature, quality or condition of the Leased Premises, including, without limitation, the water, soil and geology; (ii) the suitability of the Leased Premises for any and all activities and/or uses which may be conducted thereon; (iii) the compliance of or by the Leased Premises with any laws, rules, ordinances or regulations of any applicable governmental authority or body; (iv) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Leased Premises, or (v) any other matter with respect to the Leased Premises, and specifically, Landlord has not made, does not make and specifically negates and disclaims any representations or warranties regarding compliance of the Leased Premises with any environmental protection, pollution or land use laws, rules, regulations, orders or requirements, including without limitation, those pertaining to solid waste, as defined by the U.S. Environmental Protection Agency Regulations at 40 C.F.R., Part 261, or the disposal or existence, in or on the Premises, of any hazardous substances, as defined by The Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, and the regulations promulgated thereunder.  Tenant shall rely solely on its own investigation of the Leased Premises and not on any information provided or to be provided by Landlord, its directors, contractors, agents, assigns, employees, attorneys or representatives.  Landlord shall not be liable or bound in any manner whatsoever by any verbal or written statements, representations or information pertaining to the Leased Premises or the operation thereof, furnished by any party purporting to act on behalf of Landlord.

3.5          Water Rights; Approvals and Appurtenant Rights.  All water, wells and bore licenses, allocations, authorities, approvals and other rights, to take, transport or use water or maintain or use or construct dams, pumps, pipes or other water works, whether statutory, contractual or otherwise (if any) held by Landlord, now or in the future, and that are appurtenant to the Leased Premises (“Water Rights”) shall inure to Tenant’s benefit during the Term of the Lease for the operation of the Ski Facility and Leased Premises.  Any additional water required for operation of the Ski Facility shall be obtained by Tenant, at Tenant’s sole cost, expense and liability.  In addition, all final and pending permits, consents, authorizations, variances, waivers, entitlements and approvals from any Governmental Authority with respect to the Leased Premises or improvements, and any applications therefor (“Approvals”), and easements, rights of way, privileges and appurtenances related to the Leased Premises (the “Appurtenant Rights”), shall inure to Tenant’s benefit during the Lease Term with respect to the operation of the Leased Premises.  Any Water Rights obtained by Tenant in connection with the use or operation of the Leased Premises during the Term of this Lease shall be obtained in the name of Landlord for the benefit of the Leased Premises.  Tenant shall act on Landlord’s behalf in connection with the Water Rights, Approvals and Appurtenant Rights.  To the extent that Tenant acquires any water rights for, or otherwise benefiting, the Leased Premises, upon the expiration of the Lease Term, or earlier termination of this Lease, Tenant shall make, execute and deliver, or cause to be made, executed and delivered, to Landlord such documents and/or instruments as Landlord may reasonably request to effectuate any transfer of such water rights to Landlord.  Upon any failure by Tenant to execute such documents and/or instruments, Tenant hereby irrevocably appoints (which appointment is coupled with an interest with full power of substitution) Landlord the agent and attorney-in-fact of Tenant, and Tenant shall reimburse Landlord, on demand, for all costs and expenses (including attorneys’ fees and expenses) incurred by Landlord in connection therewith.  Tenant shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the Appurtenant Rights or the Water Rights, or the uses that may be made of the Leased Premises or any part thereof without the express written consent of Landlord.  Tenant shall at all times pay all fees and comply with all of the conditions of the Water Rights, Approvals and Appurtenant Rights when exercising its rights granted pursuant hereto.  Tenant shall indemnify Landlord for, from and against all losses that Landlord may suffer or incur as a result of any breach by Tenant, Tenant’s employees, agents, contractors, servants, trustees, shareholders, officers, directors, invitees, assignees, licensees or representatives, or any person acting by or through Tenant (“Tenant’s Agents”) of any of the conditions of the Water Rights, Approvals and Appurtenant Rights.  Landlord gives no warranty or makes no representations to Tenant whatsoever about the validity, subsistence, adequacy or suitability of the Water Rights, Approvals and Appurtenant Rights and it is Tenant’s sole duty and responsibility to ensure that it has an adequate and suitable supply of water for its business on the Leased Premises.

ARTICLE 4.
TERM

4.1          Term.  The initial term of this Lease (the “Term”) shall commence on the Effective Date (the “Commencement Date”), and shall expire, unless extended in accordance with Article 4.2 or terminated in accordance with the terms of this Lease, at midnight on the last day of the month that is twenty (20) years after the Effective Date (the “Initial Fixed Term”).

4.2          Options to Extend.  Provided Tenant is not in default under this Lease, Tenant shall have the right to extend the Term of this Lease for two (2) successive periods of ten (10) years each (the “Option Periods”) from the date upon which the Term would otherwise expire upon the same terms and conditions as those herein specified.  If Tenant elects to exercise its option for any Option Period, it shall do so by giving Landlord written notice of such election at least nine (9) months before the beginning of the Option Period for which the Term of this Lease is to be extended by the exercise of such option.  If Tenant gives such notice, the Term of this Lease shall be automatically extended for the Option Period covered by the option so exercised without execution of an extension or renewal lease. Failure to extend the Lease for any Option Period shall constitute waiver of any subsequent Option Periods.

4.3          Continued Possession of Tenant (Holdover).  Tenant acknowledges that if it does not exercise any applicable option to extend the Term of this Lease for an Option Period, then Tenant shall, in addition to the amounts hereinafter set forth, indemnify and hold Landlord harmless for, from and against any and all damages and expenses, including without limitation attorneys’ fees, that Landlord may incur by reason of Tenant’s holding over.  In addition, any holding over after the last day of any extension of the Term of this Lease shall be construed to be a month-to-month tenancy, on and subject to the terms of this Lease, terminable by either party on not less than one (1) month’s notice, with the exception that Annual Fixed Rent shall be increased to (i) one hundred twenty-five percent (125%) (if such holdover by Tenant is done with Landlord’s written consent), or (ii) one hundred fifty percent (150%) (if such holdover by Tenant is without Landlord’s consent) of the Annual Fixed Rent that existed for the year prior to the expiration of the then current Term.  Except in the case of default, Tenant shall have thirty (30) days after such notice of termination by either party to remove Tenant’s Property, and any of Tenant’s Property not so removed shall be deemed abandoned.  Tenant shall repair any structural damage caused by the removal of Tenant’s Property or any of its sublessees’ or licensees’ property, to any improvements constituting a part of the Leased Premises.

4.4          Certain Landlord Rights on Termination for Reletting.

(a)           If Tenant has not exercised the applicable Option Period option to extend this Lease, then Landlord or its agent shall thereafter have the right to enter any part of the Leased Premises at all reasonable times for the purpose of exhibiting the Leased Premises to others and to place upon the Leased Premises during the period commencing one hundred eighty (180) days prior to the expiration of the then current Term “for sale” or “for rent” notices or signs of such number and in such locations as Tenant reasonably approves.  Tenant hereby waives all notice to vacate upon the expiration or other termination of this Lease.

(b)           Upon the expiration or earlier termination of this Lease, Tenant shall, at the option of Landlord, transfer to and relinquish to Landlord or Landlord’s nominee and reasonably cooperate with Landlord or Landlord’s nominee in connection with the processing by Landlord or such nominee of all licenses, operating permits, and other governmental authorization and all assignable service contracts, which may be necessary or appropriate for the operation by Landlord or such nominee of the Leased Premises; provided that the costs and expenses of any such transfer or the processing of any such application shall be paid by Landlord or Landlord’s nominee.

ARTICLE 5.
RENT

5.1          Payment of Rent.  Tenant shall timely pay all Rent due under this Lease to Landlord by check or electronic transfer payable to Landlord at Landlord’s address first written above until Tenant receives other written instructions from Landlord.

5.2          Annual Fixed Rent; Escalation.

(a)           Tenant shall pay Landlord, during the Term, the Annual Fixed Rent for each Lease Year, payable in equal monthly installments on or before the first day of each calendar months, in advance during such Lease Year.  If the Annual Fixed Rent is payable for a fraction of a month, the amount payable shall be a prorate share of the full month’s rent. The Annual Fixed Rent shall be prorated for any partial Lease Year.  Annual Fixed Rent under this Lease shall be as follows: From the Effective Date to the

end of the first Lease Year,                           Dollars ($                  ) per year ($                  per month).(1)

(b)           On the             day of                during each subsequent Lease Year [DATE TO COINCIDE WITH ANNUAL ESCALATORS IN APPLICABLE PROMISSORY NOTE] (the “Escalation Date”), Annual Fixed Rent shall be increased to an amount, per annum, equal to the sum of (i) the Annual Fixed Rent payable during the year immediately preceding the Escalation Date, plus (ii) an amount equal to the Annual Fixed Rent payable during the immediately preceding Lease Year multiplied by the Percentage Escalator. The “Percentage Escalator” shall be the lesser of (A) one and one half percent (1.5%) or (B) two (2) times the percentage increase in the CPI between the CPI in effect during the first month of the applicable Lease Year and the same month five years earlier.

5.3          Annual Percentage Rent.  In addition to the Annual Fixed Rent, Tenant shall pay Landlord as percentage rent (the “Annual Percentage Rent”) an amount for each Lease Year equal to                percent (    %) of the Gross Receipts (defined below) for such Lease Year in excess of                                           Dollars ($                       .00) (“Base Amount”).  For the purpose of computing the Annual Percentage Rent for the first Lease Year, the Gross Receipts for the partial calendar month preceding the first Lease Year shall be included in the Gross Receipts for the first Lease Year.  Within sixty (60) days following the end of each Lease Year, Tenant shall furnish Landlord with a statement, verified by a corporate officer of Tenant, showing the amount of Gross Receipts for the preceding Lease Year, which statement shall be accompanied by Tenant’s payment of Annual Percentage Rent, if any is due.

(a)           Landlord shall have the right, not more often than once each year, to audit Tenant’s records of Gross Receipts, but only for the purpose of ascertaining the amount of the Gross Receipts during the preceding Lease Year.  Such audit shall be made on behalf of Landlord by a certified public accountant to be selected by Landlord.  If Landlord wishes to audit Tenant’s records for any Lease Year, Landlord shall notify Tenant and proceed with such audit within twelve (12) months after the end of the Lease Year in question.  Should Landlord fail to exercise the right to audit the records of Tenant within twelve (12) months after the end of any Lease Year, then Landlord shall have no further right to audit the records of Tenant for such Lease Year, and Tenant’s statement of Gross Receipts for such Lease Year shall conclusively be deemed to be correct.  Any such audit by Landlord shall be at Landlord’s own expense, except as hereinafter provided.  If any such audit discloses that Tenant has understated the Gross Receipts for such Lease Year by more than three percent (3%) and Landlord is entitled to any additional Annual Percentage Rent as a result of such understatement, then Tenant shall promptly pay to Landlord the cost of such audit.  Tenant shall, in any event, pay Landlord the amount of any deficiency in Annual Percentage Rent.

(b)           The term “Gross Receipts” means:  (i) the entire amount of the price charged, whether wholly or partially in cash or on credit, or otherwise, for all goods, services, wares, merchandise and chattels of any kind sold, leased, licensed or delivered,

(1)  To be determined in accordance with Section 3.2 of Option Agreement.

and all other charges for services sold or performed in, at, upon or from any part of or through the use of the Leased Premises or any part thereof by Tenant or any other party (specifically including without limitation admissions tickets, lift tickets, ski, snowboard, boot, snowshoe, camping and bicycle sales, rentals, lessons, conferences, competitions, races, food and beverages, lodging, golf, mountain climbing, horseback riding, nature tours, concerts, weddings, and any other leisure and recreational equipment, activities, and events), or by means of any mechanical or other vending device (other than pay telephones, and those soft drink and other similar vending devices operated primarily for the convenience of Tenant’s employees); and (ii) all gross income of Tenant and any other party from any operations in, at, upon or from the Leased Premises which are neither included in nor excluded from Gross Receipts by other provisions of this Lease, but without duplication.

Gross Receipts shall not include, or if included, there shall be deducted (but only to the extent they have been included), as the case may be, (i) the net amount of cash or credit refunds upon Gross Receipts, where the merchandise sold or some part of it is returned by the purchaser to and accepted by Tenant (but not exceeding in any instance the selling price of the item in question); (ii) the amount of any sales tax, use tax or retail excise tax which is imposed by any duly constituted governmental authority directly on sales and which is added to the selling price (or absorbed therein) and is paid to the taxing authority by Tenant (but not any vendor of Tenant); (iii) exchanges of merchandise between the Leased Premises and other properties of Tenant or its Affiliates to the extent the same are made solely for the convenient operation of Tenant’s business and not for the purpose of depriving Landlord of the benefit of Gross Receipts; (iv) returns of merchandise to shippers, suppliers or manufacturers; (v) proceeds from the sale of Tenant’s Property; (vi) discount sales to Tenant’s employees of merchandise not intended for resale; (vii) all receipts or proceeds from Tenant’s financing; (viii) gift certificates or like vouchers, if not issued for value, until the time they have been converted into a sale or redemption; (ix) income, revenues, receipts or proceeds from Tenant’s investment of any funds in [the Rent Reserve or] a deposit institution; (x) separately stated interest and service charges; (xi) credits or refunds made to customers; (xii) all federal state, county and city sales taxes or other similar taxes; (xiii) all occupational taxes, use taxes and other taxes which must be paid by Tenant or collected by Tenant, by whatever name they are known or assessed, and regardless of whether or not they are imposed under any existing or future orders, regulations, laws or ordinances; and (xiv) agency commissions paid to independent third parties for selling tickets and surcharges in excess of the standard ticket price for tickets purchased by use of credit cards, but only to the extent such commissions or surcharges are actually remitted to independent third parties.2

(c)           During Tenant’s Operating Period, Tenant shall operate the Leased Premises in a first-class manner, fully stocked and staffed with trained personnel in order to maximize Tenant’s Gross Receipts.  Notwithstanding the foregoing, it is understood and agreed by Landlord that Tenant has made no representation of any kind whatsoever as to the minimum or maximum amount of Gross Receipts which will be made in the Leased Premises during any Lease Year of the Term of this Lease.

2  Definition of “Gross Receipts” shall be tailored to track specific definition set forth in Master Credit and Security Agreement.

(d)                                 Landlord agrees not to divulge to any party the amount of Gross Receipts made by Tenant in the Leased Premises, except to the taxing authorities with authority to inquire therein; to Landlord’s accountants, attorneys, consultants and employees; to an existing or bona fide prospective mortgagee or bona fide prospective purchaser of the Leased Premises; or in connection with any action to collect Annual Percentage Rent from Tenant.

5.4                               [Rent Reserve.

(a)                                 Upon the Effective Date, the parties agree to create a reserve account (the “Rent Reserve”) which Tenant hereby pledges to Landlord as further security for payment of Rent.

(i)                                     The Rent Reserve account shall be at a bank selected by Landlord.  Landlord shall, upon request, provide account statements for the Rent Reserve which shall be distributed to both Landlord and Tenant, and all interest earned on the Rent Reserve shall inure to the benefit of Tenant.

(ii)                                  During each Lease Year, Landlord is authorized to draw down the Rent Reserve for the monthly Rent Payments due [during such Lease Year][during the months of                                   ] (each a “Draw Down Month”).

(iii)                               On [January 31, February 28 and March 31] of each Lease Year, Tenant shall replenish the Rent Reserve by making a deposit on each such date in an amount sufficient to fund one-third (1/3) of that calendar year’s twelve (12) months of Rent (the “Rent Reserve Deposits”).  Notwithstanding the foregoing, Tenant shall at all time maintain a Rent Reserve with Landlord of no less than             months of Rent, and shall make any additional Rent Reserve Deposits necessary to at all times maintain such minimum Rent Reserve.

(b)                                 Pledge of Rent Reserve as Security.  Tenant assigns to Landlord the Rent Reserve as additional security for all of Tenant’s obligations under this Lease; provided, however, that Landlord shall make disbursements from the Rent Reserve in accordance with the terms of this Agreement.  In the absence of an event of default, Landlord shall make disbursements: first to pay the Rent Payment due for the next Draw Down Month and second to pay costs for Tenant’s other obligations under this Lease.  If Tenant defaults under this Lease, Landlord shall have the right to cause such payments to be made from the Rent Reserve as set forth below.

(c)                                  Application of Rent Reserve Upon Default.  Upon the occurrence of an event of default (A) Tenant shall immediately lose all of its rights to receive any funds from the Rent Reserve unless and until all amounts owing under this Lease have been paid in full, and (B) Landlord may in its sole and absolute discretion, use the Rent Reserve (or any portion thereof) for any purpose, including but not limited to (l) payment of Rent; (2) reimbursement of Landlord for all losses and expenses (including, without limitation, reasonable legal fees) suffered or incurred by Landlord as a result of such default; or (3) payment of any amount expended in exercising (and exercise) all rights and remedies available to Landlord at law or in equity or under this Lease.

(d)                                 Balance in the Rent Reserve.  The insufficiency of any balance in the Rent Reserve shall not abrogate Tenant’s agreement to fulfill all preservation and maintenance covenants in this Lease.  In the event that the balance of the Rent Reserve is less than the current estimated cost to make the Rent Payments reasonably required by Landlord, Tenant shall deposit the shortage within twenty (20) days of request by Landlord.  In the event Landlord reasonably determines from time to time based on Landlord’s inspections that the amount of the Rent Reserve Deposits is insufficient to fund the cost of likely Rent that may arise during the remaining term of the Loan, Landlord may require an increase in the amount of the Rent Reserve Deposits upon thirty (30) days prior written notice to Tenant.

ARTICLE 6.
EXPENSES; RESTRICTIVE AGREEMENTS

6.1                               Payment of Expenses.  In addition to Tenant’s obligation to pay Rent to Landlord under this Lease, Tenant shall timely pay all operating expenses, maintenance costs, governmental charges, capital expenditures, license fees, assessments, and any other expenses related to the ownership and operation of the Leased Premises, whether or not specifically mentioned in this Lease or identified in the Restrictive Agreements.

6.2                               Tenant’s Real Estate Taxes.

(a)                                 As used in this Article, the following terms shall have the following meanings:

(i)                                     “Fiscal Tax Year” means the twelve (12) month period established as the real estate tax year by the taxing authority having jurisdiction over the Leased Premises.

(ii)                                  “Taxes” means all ad valorem taxes and assessments and governmental charges (including sewer charges), general or special, ordinary or extraordinary, foreseen or unforeseen, of any kind or nature whatsoever, whether imposed by any Governmental Authorities, which are levied on or charged against the Leased Premises, Tenant’s Property, Appurtenant Rights, personal property or rents, or on the right or privilege of leasing real estate or collecting rents thereon, and any other taxes and assessments attributable to the Leased Premises or its operation or any tax or assessment or governmental charge imposed or collected in lieu of or in substitution for any such tax, assessment or governmental charge, including without limitation all special assessments, impact fees, development fees, traffic generation fees, parking fees in respect of any Fiscal Tax Year falling wholly within the Term of this Lease and a portion of any real estate taxes so imposed in respect of any Fiscal Tax Year falling partly within and partly without the Term of this Lease, equal to the proportion which the number of days of such Fiscal Tax Year falling within the Term of this Lease bears to the total number of days of such Fiscal Tax Year; excluding, however, any income, franchise, corporate, capital levy, capital stock, excess profits, transfer, revenue, estate, inheritance, gift, devolution or succession tax payable by Landlord or any other tax, assessment, charge or levy upon the Rent payable hereunder by Tenant, except to the extent any such tax, assessment, charge or levy is imposed in substitution for any ad valorem tax or assessment.

(iii)                               “Taxes Applicable to Leased Premises” means an amount equal to the Taxes levied against the land and improvements within the Leased Premises.

(b)                                 Tenant shall pay the Taxes Applicable to the Leased Premises directly to the appropriate taxing authorities prior to their delinquency.  Tenant shall have the right (but shall not be obligated) to contest the Taxes Applicable to the Leased Premises or the validity thereof by appropriate legal proceedings or in such other manner as it deems suitable, and Landlord shall join in such contest, protest or proceeding, but at Tenant’s sole cost and expense.  Landlord shall not, during the pendency of such legal or other proceeding or contest, pay or discharge any Taxes on the Leased Premises, or tax lien or tax title pertaining thereto, provided Landlord may do so in order to stay a sale of the Leased Premises through foreclosure of a tax lien thereon.  Any refund obtained by Tenant shall be paid first to Tenant to the extent of its costs and expenses of such contest and on account of any portion of the Taxes so refunded which was previously paid by Tenant.

6.3                               Utility Payments.  Tenant shall pay all charges for gas, electricity, power, water, sewer service, oil and other utilities used in the Ski Facility and the Leased Premises during the Term of this Lease, all such utilities to be separately metered and to be obtained by Tenant from the applicable utility company.  Tenant also shall be solely responsible for the payment of any connection, tap, hookup or other fee(s) imposed by Governmental Authorities or by any utility company to extend, connect or continue utility service to the Leased Premises.

6.4                               Restrictive Agreements.  The Leased Premises is subject to the Restrictive Agreements encumbering and benefiting all or any portion of the Leased Premises.  Landlord and Tenant hereby agree as follows:

(a)                                 Landlord will not approve or agree to any amendment of the Restrictive Agreements which materially derogates the rights enjoyed by Tenant thereunder without Tenant’s prior consent, which consent shall not be unreasonably withheld.

(b)                                 Landlord hereby agrees to use commercially reasonable efforts, at Tenant’s expense, to enforce the cross-easement rights, operating covenants and other rights contained in the Restrictive Agreements on Tenant’s behalf to the extent fee simple ownership is required to enforce such rights, and if Landlord fails to proceed with its reasonable efforts to enforce said rights on Tenant’s behalf within thirty (30) days after notice thereof from tenant, Landlord agrees that Tenant shall have the right to enforce said rights under the Restrictive Agreements directly and in the name of and on behalf of Landlord if required (all at Tenant’s expense), Landlord hereby conferring such enforcement rights unto Tenant.

(c)                                  Tenant shall, during the Term of this Lease, comply with and promptly perform each and all of the terms and provisions of the Restrictive Agreements insofar as they relate to the Leased Premises.  Without limiting the generality of the foregoing, Tenant agrees to pay any assessments, costs, common area maintenance and operating charges, lighting charges, all common area cost contributions, and any and all other amounts that Landlord or the owner of the Leased Premises would otherwise be obligated to pay under any Restrictive Agreement, which amounts shall be computed and paid in accordance with the applicable Restrictive Agreement.

(d)                                 Landlord agrees to use commercially reasonable efforts, at Tenant’s expense, to cooperate with Tenant in the exercise of any rights or remedies pursuant to the Restrictive Agreements the exercise of which Tenant reasonably believes is necessary or prudent with respect to the Leased Premises.  Tenant hereby covenants and agrees to indemnify and hold harmless Landlord for, from and against any and all claims, costs, demands, losses or liabilities (including, without limitation, attorneys’ fees) which Landlord may suffer or incur by reason of any failure by Tenant to pay and perform any or all of the terms of, or any violation of or noncompliance with any of the covenants and agreements contained in, the Restrictive Agreements, or any of them, regardless of whether such provisions are binding upon any portion of the Leased Premises or the holder of the tenant’s interest in this Lease.  If at any time any claims, costs, demands, losses or liabilities are asserted against Landlord by reason of any failure by Tenant to pay and perform all of the terms of, or any violation of or noncompliance with any of the covenants and agreements contained in, the Restrictive Agreements, regardless of whether such provisions are binding upon the holder of the tenant’s interest in this Lease or the Leased Premises, Tenant will, upon notice from Landlord, defend any such claims, costs, demands, losses or liabilities at Tenant’s sole cost and expense by counsel reasonably acceptable to Landlord.  Landlord will promptly provide to Tenant a copy of any notice received by Landlord in connection with any Restrictive Agreement.

6.5                               Condominium Associations.  Tenant shall perform all of Landlord’s obligations under any condominium or community association declarations and by-laws whether identified as a Restrictive Agreement or not, and Tenant shall pay, when due, all dues and assessments imposed pursuant to any such instrument.

ARTICLE 7.
TITLE INSURANCE; TRANSFER OF TITLE

7.1                               Leasehold Title Policy.  At the request of Tenant, Landlord shall furnish Tenant, at Tenant’s sole cost and expense, a binding commitment for the issuance of a leasehold owner’s title insurance policy on the then-current policy form available in the state in which the Leased Premises is located, in the amount so requested by Tenant, written by a title company selected by Landlord and reasonably acceptable to Tenant, committing to insure the then-present condition of title to the leasehold estate as of the date of the recording of a memorandum of this Lease.  By executing this Lease, Tenant shall be deemed to have approved and accepted the status of title as reflected in such title commitment. The cost of any title policy and any supplemental endorsements issued to Tenant shall be borne by Tenant.

7.2                               Change of Ownership.  Landlord shall promptly notify Tenant in writing of any change to Landlord’s fee simple or leasehold interest in the Leased Premises, giving the name and address of the new owner and instructions regarding the payment of Rent, provided however, that the failure to give notice of transfer to Tenant shall not be a default or give Tenant the right to terminate this Lease.  In the event of any change in or transfer of title of Landlord in and to the Leased Premises or any part thereof, whether voluntary or involuntary, or by act of Landlord or by operation of Laws, Tenant shall have the right to continue to pay Rent to the party-Landlord to which Tenant was making such payments prior to such change in title until (i) Tenant is notified of such change in title and given satisfactory proof thereof (it being hereby agreed that a letter from the prior owner of the Leased Premises notifying Tenant of such transfer and the name and address of the new owner will be satisfactory proof of such change in title), and (ii) such new owner shall execute and deliver an agreement in recordable form whereby such new owner assumes and agrees with Tenant to discharge all obligations of Landlord under this Lease.

ARTICLE 8.
TENANT’S COVENANT TO OPERATE; USE OF PREMISES

8.1                               Operating Covenant.  Tenant will, except when prevented from so doing by Force Majeure or by other causes beyond its reasonable control and subject to the provisions of Article 16 and Article 17 during Tenant’s Operating Period, operate or cause to be operated for the Permitted Use (as defined below) in accordance with the terms of this Article 8 (such covenant being herein called “Tenant’s Operating Covenant”).

8.2                               Use of Leased Premises.

(a)                                 For the Term of this Lease, the Ski Facility and Leased Premises shall not be used except (i) primarily as a first class metropolitan daily ski area serving the Market Area, and (ii) as such other incidental lawful retail, service, entertainment, and lodging uses that are complementary to a first class metropolitan daily ski area and which are not specifically prohibited under this Lease or any Restrictive Agreement (the “Permitted Use”).

(b)                                 Tenant shall not commit or suffer to be committed any actual or constructive waste on the Leased Premises or cause or permit any nuisance thereon or to, except as required by law, take or suffer any action or condition that will diminish the ability of the Leased Premises to be used as a Skiing Facility after the expiration or earlier termination of the Term.

8.3                               Continuing Use Restrictions.  Notwithstanding anything in this Lease to the contrary, Tenant shall not have the right to use the Leased Premises, or any part thereof, for any use or purpose which is not permitted by, or which results in a violation of, any agreement, covenant or restriction to which the Leased Premises is subject as of the date of this Lease, including, without limitation, the Restrictive Agreements.  The Leased Premises shall not be used for any use inconsistent with the Permitted Use including, without limitiation, with the customary character of a first class metropolitan daily ski area.  Tenant agrees not to permit any unlawful or immoral practice to be carried on at or committed in the Leased Premises, or a use which would injure the reputation of the Leased Premises, or the local community.

8.4                               Prohibition of Use.  If at any time during the Term of this Lease, (i) any Law prohibits the use of the Ski Facility for the purposes permitted in Article 8.1 of this Lease (the “Prohibition”), then immediately upon the earlier to occur of (a) Tenant becoming aware of any proposed Prohibition, or (b) Tenant’s receipt of any notice from any Governmental Authorities of any Prohibition, Tenant shall promptly notify Landlord of such fact, and Tenant may proceed, in its or Landlord’s name, and at Tenant’s sole cost and expense, to take such action as Tenant determines to be necessary or desirable to contest or challenge the Prohibition.  If a Prohibition should occur or be imposed, nothing in this Lease shall be deemed to impair Tenant’s obligations to comply with all Laws and with Article 12 of this Lease at any time during which Tenant is not prohibited from using the Ski Facility for the Permitted Use in this Lease by the Prohibition.

8.5                               Landlord Assistance.  Landlord agrees to execute, without cost to Landlord, such customary applications, consents and other instruments as are required by Governmental Authorities to permit the operation of the Ski Facility as permitted by this Lease, so long as such applications, consents or other instruments do not impose or subject Landlord to any liability or claim, and Tenant hereby covenants and agrees to defend, indemnify and hold harmless Landlord for, from and against any and all claims, costs, demands, losses or liabilities (including attorneys’ fees) which Landlord suffers or incurs by reason of Landlord’s execution of any such applications, consents or other instruments as Tenant requests.  If at any time any claims, costs, demands, losses or liabilities are asserted against Landlord by reason of Landlord’s execution of any such applications, consents or other instruments as Tenant requests, Tenant will, upon notice from Landlord, defend any such claims, costs, demands, losses or liabilities at Tenant’s sole cost and expense by counsel reasonably acceptable to Landlord.

8.6                               Tenant’s Right to Control Operations.  Nothing contained in this Lease or in rules or regulations (if any) promulgated by Landlord shall be deemed in any way to (i) regulate the specific hours and/or days of Tenant’s operation, provided that Tenant agrees that it will operate its business in the Ski Facility during at least the same general hours and days of operation as other ski facility operators operating similar facilities located in the Market Area.

ARTICLE 9.
TENANT REPORTING

Tenant hereby covenants and agrees to deliver to Landlord the following:  [(a) within ninety (90) days after the end of each fiscal year of Guarantor, if any, consolidated statements of income, retained earnings and cash flows of Guarantor for such fiscal year and the related consolidated balance sheets as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such consolidated financial statements fairly present the consolidated financial condition and results of operations of Guarantor as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles;] (b) within ninety (90) days after the end of each fiscal year of Tenant, unaudited statements of income for such fiscal year and the related unaudited balance sheet as at the end of such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year; (c) within twenty (20) days after the end of each calendar month, unaudited operating statements of Tenant’s revenue and expenses for the Leased Premises demonstrating operating income for the preceding calendar month, the year to date, and the previous twelve months; and [(d) within forty-five (45) days after the end of each interim quarterly fiscal period of each fiscal year of Guarantor, if any, unaudited consolidated statements of income, retained earnings and cash flows of Guarantor for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a financial officer of Guarantor, as applicable, which certificate shall state that such consolidated financial statements fairly present the consolidated financial condition and results of operations of the respective Guarantor in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period;] (e) within forty-five (45) days after the end of each interim quarterly fiscal period of each fiscal year of Tenant, unaudited statements of income for such period and for the period from the beginning of the respective fiscal year to the end of such period in each case in comparative form the corresponding figures for the corresponding periods in the preceding fiscal year; (f) within twenty (20) days after the end of each calendar month, an income and expense statement detailing all sources of revenue, including but not limited to admission and lift ticket sales, food and beverage sales and other revenues, and all expenses relating to the Leased Premises, accompanied by a certificate of a financial officer of Tenant stating that such items are true, correct, accurate and completely and fairly present the financial condition and results of the operations of Tenant.

ARTICLE 10.
SUBLETTING AND ASSIGNING

10.1                        Landlord’s Consent; Permitted Assignment, Subletting and Licenses.

(a)                                 Subject to the provisions of Article 20 of this Lease and except as provided in this Article 10.1, Tenant shall not voluntarily, involuntarily or by operation of law assign, transfer, mortgage, sublet, hypothecate or otherwise transfer or encumber the Leased Premises or any interest therein, or the leasehold estate created by this Lease, in whole or in part (all the foregoing are hereinafter referred to collectively as a “Transfer”), without the prior written consent of Landlord, which consent may be withheld by Landlord in its sole and absolute discretion.

(b)                                 Notwithstanding the foregoing, Tenant may, without Landlord’s prior approval, license or sublease portions of the Ski Facility to concessionaires or licensees to:  (i) operate ski, snowboard, and other recreational equipment rentals, lessons, activities, and tours; (ii) sell food, beverages and refreshments; (iii) operate weddings, concerts, conferences, and entertainment events held at the Ski Facility. Each sublease will be subject and subordinate to the provisions of this Lease relating to the Leased Premises.  The sublease will not affect or reduce any of the obligations of Tenant, nor will the sublease impose any additional obligations on Landlord.  Tenant will, within ten

(10) days after the execution and delivery of any sublease, deliver a duplicate original thereof to Landlord.  Without Landlord’s prior approval Tenant shall not enter into any sublease, license agreement or other arrangement which would have the effect of causing all or a portion of the amount received or accrued by the Landlord under this Lease to be treated as other than “rents from real property” within the meaning of Section 856(d) of the Code.  Notwithstanding anything to the contrary herein, if Tenant subleases any portion of the Leased Premises to any concessionaire(s) or licensee(s), then the total Gross Receipts of such concessionaire(s) or licensee(s) shall be included in Tenant’s Gross Receipts for the purpose of determining the Annual Percentage Rent payable by Tenant for such Lease Year.  If Tenant enters into any subleases of any portion of the Leased Premises with any third party, Tenant shall notify Landlord if such third party is an Affiliate of Tenant, and Tenant shall obtain from such third party, and submit to Landlord, all information necessary to permit Landlord to determine the Gross Receipts of such third party derived from operations conducted on the Leased Premises.

(c)                                  For purposes of this ARTICLE 10, “subleases” shall include any licenses, concession arrangements, management contracts or other arrangements relating to the possession, use, or occupancy of all or any part of the Leased Premises.

(d)                                 For purposes of this ARTICLE 10, “Transfer” shall also include the following, whether accomplished directly or indirectly: (a) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of a majority of the partners, or a transfer of a majority of partnership interests, in the aggregate on a cumulative basis, or the dissolution of the partnership, and (b) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter) or a limited liability company, the: (i) dissolution, merger, consolidation or other reorganization of Tenant, (ii) sale or other transfer of more than a cumulative aggregate of 50% of the voting shares or membership interests of Tenant (other than to immediate family members by reason of gift or death) or (iii) sale, mortgage, hypothecation or pledge of more than a cumulative aggregate of 50% of Tenant’s net assets.

10.2                        Continuation/Release of Liability.  If Tenant requests, and Landlord consents, to an assignment of this Lease or a sublet of all or any part of the Leased Premises or if Tenant assigns this Lease or sublets all or part of the Leased Premises to an Affiliate, Tenant and Guarantor (if any) shall remain liable and responsible under this Lease except as provided in this Article 10.2.  Tenant shall be released and relieved from further liability under this Lease only if Tenant requests and Landlord consents to an assignment or if Tenant assigns this Lease to an Affiliate and (i) the assignee, by written instrument, duly executed and acknowledged and delivered to Landlord, assumes and covenants and agrees with Landlord to perform all the terms, covenants and conditions of this Lease which by the terms hereof are binding on Tenant from and after such transfer, (ii) such assignee (or the guarantor of such assignee’s obligations under this Lease) has a book net worth of not less than [One Hundred Million Dollars ($100,000,000.00)] as of the end of the calendar month preceding the month during which any such assignment becomes effective, as demonstrated to Landlord’s reasonable satisfaction (e.g., by audited financial statements or the delivery of a 10-Q report, in the case of a public company), and (iii) such assignee, prior to the assignment, is the operator of at least two (2) first class metropolitan daily ski areas in North America.

10.3                        Default Notices After Assignments.  If Tenant assigns this Lease other than to an Affiliate and remains liable hereunder, then Landlord, when giving notice to said assignee or any future assignee in respect of any default, shall also serve a copy of such notice in the manner provided herein upon the original tenant named in this Lease, (the “Original Tenant”) and any guarantor of the Original Tenant remaining liable under this Lease (an “Original Guarantor”).  Original Tenant and any Original Guarantor, at its sole option, shall have the same period that such assignee as Tenant under this Lease has to cure such default.  The right of Original Tenant and Original Guarantor to receive notice as provided in this Article 10.3 is an accommodation only to and for the benefit of Original Tenant and Original Guarantor and shall not be construed to grant the assignee Tenant any additional rights not specifically provided in this Lease.

10.4                        Assignment of Rights in Sublease.  As security for performance of its obligations under this Lease, Tenant hereby grants, conveys and assigns to Landlord all right, title and interest of Tenant in and to all subleases now in existence or hereinafter entered into for any or all of the Leased Premises, and all extensions, modifications and renewals thereof and all rents, issues and profits therefrom (“Assignment of Subleases”).  Landlord hereby grants to Tenant a license to collect and enjoy all rents and other sums of money payable under any sublease of any of the Leased Premises; provided, however, that Landlord shall have the absolute right at any time after the occurrence and continuance of an Event of Default as herein provided, upon notice to Tenant and any subtenants, to revoke said license and to collect such rents and sums of money and to retain the same.  Tenant shall not (i) consent to, cause or allow any material modification or alteration of any of the terms, conditions or covenants of any of the subleases or the termination thereof, without the prior written approval of Landlord which shall not be unreasonably withheld or delayed, nor (ii) accept any rents (other than customary security deposits) more than thirty (30) days in advance of the accrual thereof nor (iii) permit anything to be done, the doing of which, nor omit or refrain from doing anything, the omission of which, will or could be a breach of or default in the terms of any of the subleases.

10.5                        Landlord’s Assignment.  Anything in this Lease to the contrary notwithstanding, Landlord shall have the right, without Tenant’s consent, to sell, transfer, or assign Landlord’s interest in the Leased Premises and/or this Lease at any time and in such event, Landlord shall be relieved of Landlord’s obligations under this Lease to the extent such obligations arise after the date of such sale, transfer, or assignment, provided that such transferee, or assignee agrees to assume all of the unaccrued obligations under this Lease and agrees to perform such obligations to the full extent required under the terms and conditions of this Lease.

10.6                        REIT Limitations.  At such time as Landlord in this Lease is a real estate investment trust, this Article 10.6 shall apply.  Anything contained in this Lease to the contrary notwithstanding, Tenant shall not: (i) sublet or assign or enter into other arrangements such that the amounts to be paid by the sublessee or assignee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee or assignee; (ii) sublet or assign the Leased Premises or this Lease to any person that Landlord owns, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Internal Revenue Code), a ten percent (10%) or greater interest within the meaning of Section

856(d)(2)(B) of the Code; or (iii) sublet or assign the Leased Premises or this Lease in any other manner or otherwise derive any income which could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Code.  The requirements of this Article 10.6 shall likewise apply to any further subleasing by any subtenant.

ARTICLE 11.
TENANT’S PROPERTY

Any and all trade fixtures and equipment, signs, appliances, inventory, furniture and other movable personal property installed in the Ski Facility or otherwise on the Lease Premises on the Effective Date or any time thereafter by Tenant (all of the foregoing being collectively referred to in this Lease as “Tenant’s Property” which is further described in Exhibit F), shall not become a part of the realty and, provided that Tenant is not in default of this Lease, may be removed from the Ski Facility or Leased Premises by Tenant at any time during the term hereof or upon the termination of the term hereof; provided, however, if and to the extent that Tenant is in default of this Lease, then Landlord shall have any and all rights at law or in equity, including, but not limited to, any and all liens, claims, demands or rights, including rights of levy, execution, sale and distraint for unpaid rent, or any other right, interest or lien which Landlord has or may hereafter acquire in any of Tenant’s Property.  In no event shall Tenant encumber Tenant’s Property with a security interest of any kind without Landlord’s written consent.  Notwithstanding the foregoing, Tenant acknowledges that Tenant’s Property specifically excludes Landlord’s Property, which Tenant shall have no right to sell, remove, transfer or encumber, and which will revert to Landlord at the expiration or earlier termination of the Lease.

ARTICLE 12.
GOVERNMENTAL COMPLIANCE

12.1                        Tenant Responsibilities Generally.

Tenant shall comply with the terms of the Restrictive Agreements and all Laws which affect the Leased Premises and the Ski Facility located thereon and the use and occupancy thereof.  If Tenant receives written notice of any violation of any governmental requirements applicable to the Leased Premises, Tenant shall give prompt notice thereof to Landlord.

12.2                        Parties; Environmental Knowledge.  Except as disclosed in the Environmental Report (hereinafter defined), parties warrant and represent to each other their knowledge: (i) no release leak, discharge, spill, storage, disposal or emission of “Hazardous Substances”(defined in Article 12.5) has occurred in, on or under the Leased Premises, and that the Leased Premises are free of Hazardous Substances as of the date hereof, (ii) there are no underground storage tanks under or adjacent to the Leased Premises, (iii) there has not been any notice of intent to sue, notice of violation, citation, warning or similar notification under any federal, state or local environmental law or regulation regarding the Leased Premises or arising out of operations on the Leased Premises, and (iv) there is no investigation or inquiry by any Governmental Authority concerning the Leased Premises or the operations thereon; PROVIDED, HOWEVER, Tenant

hereby acknowledges and agrees that (x) it has received copies of an environmental site assessment prepared by                                       , dated                              , respecting the Leased Premises (the “Environmental Report”), Tenant is fully aware of the contents of the Environmental Report, Tenant is fully aware of the condition and historical uses of the Leased Premises, and Tenant accepts the Leased Premises subject to all matters and conditions disclosed in the Environmental Report, (y) Landlord has not undertaken any investigation or inquiry with respect to environmental aspects of the Leased Premises other than the Environmental Report, and the warranties and representations of Landlord set forth in this Article 12.2 are based solely upon the contents of the Environmental Report, and (z) the representations and warranties contained in this Article 12.2 are subject to the matters and conditions disclosed in the Environmental Report, and Landlord shall not be deemed to be in breach of the warranties and representations contained in this Article 12.2 to the extent the matter or condition which would otherwise be a breach of such warranties and representations is disclosed in the Environmental Report.

12.3                        Tenant’s Environmental Responsibilities.  During the Term of this Lease, Tenant shall not cause or permit any Hazardous Substances to be used, stored, generated or disposed of (collectively, “Used”) on, in or under the Leased Premises by Tenant, Tenant’s agents, employees or contractors, or anyone claiming by, through or under Tenant, except in the ordinary course of business in the operation of Tenant’s business as permitted by Article 8 of this Lease, or as reasonably required in performing the obligations of Tenant under this Lease, and then only to the extent no Laws in effect at such time are violated by Tenant.

12.4                        Environmental Indemnities.  Tenant (“Indemnifying Party”) shall indemnify, defend and hold Landlord (“Indemnified Party”) harmless for, from and against any and all claims of third parties, and damages, costs and losses owing to third parties or suffered by Indemnified Party, including court costs, reasonable attorneys’ fees and consultants’ fees, arising during or after the Term and reasonably incurred or suffered by the Indemnified Party as a result of any default or breach of any representation, warranty or covenant made by Indemnifying Party under this Article 12.  It is a condition of this indemnification and hold harmless obligation that the Indemnifying Party must receive notice of any such claim against the Indemnified Party promptly after Indemnified Party first has knowledge thereof, but no failure by the Indemnified Party to promptly notify the Indemnifying Party of any such claim shall adversely affect the Indemnified Party’s right to indemnification except (and only to the extent) that the Indemnifying Party can prove prejudice as a result of the failure to receive prompt notice.  This indemnification and hold harmless obligation includes any and all costs reasonably incurred by the Indemnified Party after notice to Indemnifying Party for any cleanup, removal or restoration mandated by any public official acting lawfully under applicable Laws if Indemnifying Party fails to timely perform such work.

12.5                        Definition.  As used herein, “Hazardous Substance” means any substance that is toxic radioactive, ignitable, flammable, explosive, reactive or corrosive and that is, in the form, quantity, condition and location then found upon or under the Leased Premises regulated by any Governmental Authority.  “Hazardous Substance” includes any and all materials and substances that are defined as “hazardous waste,” “hazardous chemical,” “pollutant,” “contaminant” or “hazardous substance,” in the form, quantity, condition and location then found upon the Leased

Premises pursuant to Law.  “Hazardous Substance” also includes, without limitation, asbestos, polychlorinated biphenyls and petroleum-based substances.

12.6                        Survival.  The provisions of this Article 12 shall survive the expiration or sooner termination of this Lease.

ARTICLE 13.
MAINTENANCE AND REPAIRS

13.1                        Tenant Acknowledgement; Limited Warranty and Waiver.  Tenant is currently operating the Leased Premises, is thoroughly familiar with the condition of the Leased Premises and the Restrictive Agreement, and accepts the Leased Premises AS IS in its present condition on the Effective Date.  Subject to the foregoing, Landlord will, so long as no event of default has occurred and is continuing, assign or otherwise make available to the Tenant any and all rights the Landlord may have under any vendor’s or manufacturer’s warranties or undertakings with respect to the Leased Premises, but Landlord does not warrant or represent that any such warranties or undertakings are or will be available to Tenant, and Landlord shall have no further obligations or responsibilities respecting such warranties or undertakings.

TENANT HEREBY WAIVES ALL STATUTORY REPRESENTATIONS AND WARRANTIES ON THE PART OF LANDLORD, INCLUDING, WITHOUT LIMITATION, ALL WARRANTIES THAT THE LEASED PREMISES ARE FREE FROM DEFECTS OR DEFICIENCIES, WHETHER HIDDEN OR APPARENT, AND ALL WARRANTIES THAT THEY ARE SUITABLE FOR TENANT’S USE.

13.2                        Maintenance and Repairs.  Tenant shall pay all costs, expenses, fees and charges incurred in connection with the use or occupancy of the Leased Premises, including the Ski Facility.  Tenant shall at all times, at its own expense, and subject to reasonable wear and tear, operate and keep the Leased Premises in first class operating order, repair, condition and appearance and shall allow no nuisances to exist or be maintained therein.  With respect to the Leased Premises, the undertaking to maintain in first class repair shall include, without limitation, slope and ski terrain maintenance, all interior and exterior repairs to improvements (including all replacements of components, systems or parts which are a part of, or are incorporated into, the Leased Premises or any part thereof), whether structural or nonstructural, foreseen or unforeseen, ordinary or extraordinary and all common area maintenance including, without limitation, removal of dirt, snow, ice, rubbish and other obstructions and maintenance of sidewalks and landscaping.  In addition to the foregoing, Tenant shall, at Tenant’s expense, furnish, install and maintain in good condition and repair to points in the Leased Premises, all storm and sanitary sewers, and all gas, water, telephone, electrical facilities and other utilities of such size and type as may be required to provide adequate service for the Leased Premises. Further, Tenant hereby waives, to the extent permitted by law, the right to make reapirs at the expense of the Landlord pursuant to any law in effect at the time of the execution of the Lease or hereafter.

13.3                        Alterations.  So long as no event of default has occurred and is continuing, Tenant may, at its expense and with the prior written consent from Landlord, (i) make interior and exterior nonstructural additions and alterations to the Ski Facility and other improvements on the Leased Premises; and (ii) make alterations to the land, grading, water courses, vegetation or forestation, or install any new ski runs, trails, or paths within the Mountain Operations Area. Notwithstanding the foregoing, Landlord’s consent shall not be required if the cost of such additions and alterations is less than One Hundred Thousand Dollars ($100,000.00); provided, that (i) upon completion of such additions and alterations, neither the fair market value of the Leased Premises shall be lessened thereby nor the utility or condition of the Leased Premises impaired, below the value, utility or condition thereof immediately prior to such action, (ii) such additions and alterations shall not result in a change of use of the Leased Premises, (iii) such work shall be completed in a good and workmanlike manner and in compliance with all applicable Laws and insurance requirements; and (iv) Tenant gives Landlord thirty (30) days advance notice of any such work.  Any and all such additions and alterations shall be and remain part of the Leased Premises and shall be subject to this Lease.  In no event shall Landlord be obligated to reimburse or compensate Tenant or any other person or entity for any such additions, alterations or improvements to the Leased Premises and Tenant hereby waives any right to reimbursement or compensation for the same.

13.4                        Certain Limitations.  The obligations Tenant set forth in this Article 13 shall be subject to the provisions set forth in ARTICLE 16 and ARTICLE 17.

ARTICLE 14.
ALTERATIONS AND TENANT’S LIENS

14.1                        Title to Tenant’s Alterations.  Subject to the provisions of Article 11, any alterations, changes, improvements and additions to the Leased Premises made by Tenant shall immediately become the property of Landlord and shall be considered a part of the Leased Premises, but Landlord will not be obligated to compensate or reimburse Tenant or any other person or entity for any such alterations, changes, improvements or additions made by Tenant, and Tenant hereby waives all right to any such compensation or reimbursement.

14.2                        No Tenant Liens.  Tenant or anyone holding any part of the Leased Premises under Tenant will not directly or indirectly create or allow to remain and will promptly discharge at its own expense any lien, encumbrance, title retention agreement or claim upon the Leased premises.  If any such lien, encumbrance, title retention agreement or claim is filed, Tenant may contest the same in good faith but Tenant shall, prior to foreclosure thereof, cause such lien to be released of record by payment, bond, order of a court of competent jurisdiction or otherwise.  Nothing contained in this Lease shall be construed as a consent on the part of Landlord to subject Landlord’s estate in the Leased Premises to any lien or liability under the lien laws of the state in which the Leased Premises are located.  Notwithstanding the foregoing, if any mechanics’, materialmen’s or other similar lien is filed against the Leased Premises, and the amount of such lien claim exceeds [Twenty-Five Thousand Dollars ($25,000.00)], then Tenant shall, within ten (10) days after the filing thereof, provide to Landlord a bond in the amount of one hundred twenty-five percent (125%) of the amount of such lien claim, or other security satisfactory to Landlord, protecting Landlord from loss or liability by reason of such lien.  Tenant hereby covenants and agrees to defend, indemnify and hold harmless Landlord from and against any and all claims, costs, demands, losses or liabilities (including attorneys’ fees) which Landlord may suffer or incur by reason of any such mechanics’, materialmen’s or other similar lien.

14.3                        Landlord Elective Improvements.  During the Term of this Lease, Landlord shall not be required to build or rebuild any improvements to the Leased Premises or the Ski Facility, or to make any repairs, replacements, alterations, restorations or renewals thereto.  In the event that Landlord should, in its sole and absolute discretion elect to make capital improvements to the Leased Premises, it may only do so with Tenant’s consent, which may be given or withheld in Tenant’s sole discretion, and it is understood and agreed that Landlord will generally condition any such election on an increase in the Annual Fixed Rent to reflect such expenditures.

ARTICLE 15.
SKI LIFT OPERATIONS; CONSTRUCTION MATTERS

15.1                        Ski Lifts.

(a)                                 Plans and Specifications.  Tenant shall obtain proper certification that all plans for uphill equipment and systems on the Mountain Operations Area are in accordance with the American National Standard Safety Requirements for Aerial Passenger Tramways under the Aerial Passenger Tramways Safety Act (the “Safety Requirements”).  A complete set of drawings, specifications, and records for each lift shall be maintained by Tenant and made available to Landlord upon request, without cost to Landlord.

(b)                                 Inspections.  Tenant shall, at its own expense, have all lifts or passenger tramways inspected by a qualified engineer or tramway specialist in accordance with Safety Requirements and any other applicable Laws.  To the extent that Landlord is required to make a certification based on such inspections, Tenant shall indemnify and hold harmless Landlord for, from and against any and all loss, claim, damage and expense (including, without limitation, reasonable attorney’s fees) arising out of Tenant’s failure to obtain proper inspections in accordance with this Article 15.1.

15.2                        Construction.

(a)                                 Plans.  Subject to ARTICLE 13 and ARTICLE 14, prior to any development or construction that requires a permit, Tenant, at its sole cost and expense, shall cause delivery to Landlord, for Landlord’s review and approval, a copy of any plans and specifications describing Tenant’s proposed improvements.  Within fifteen (15) business days after receipt of Tenant’s plans, Landlord shall review the plans and reply, either “approving,” “approving with notations,” or “disapproving” the proposed plans.  Landlord’s review of Tenant’s plans shall not obligate Landlord to review for quality design, code compliance, sufficiency to meet local governmental requirements, or other like matters, and Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in Tenant’s plans.  Within a reasonably time after final completion of any Tenant improvements, Tenant shall cause final as-built plans to be delivered to Landlord.

(b)                                 Contracting.  Tenant shall utilize only the services of qualified licensed architects, engineers, and contractors, which professionals must be approved by

Landlord.  Throughout construction of Tenant’s improvements, Tenant shall be responsible for compliance with all laws, codes and ordinances which govern construction of the improvements.  Landlord shall not be responsible for obtaining any permits or licenses necessary for the construction of Tenant’s improvements, and nor shall Landlord be responsible for any cost thereof.

(c)                                  Trash; Utilities.  Tenant, at its own cost and expense, shall keep the Leased Premises clean and free of accumulated litter.  Tenant may provide its own trash removal service without cost to Landlord.  Tenant shall, at its own cost and expense,  obtain and maintain any temporary and permanent utilities necessary for Tenant’s improvements.

(d)                                 Third-Party Beneficiary.  For any of Tenant’s improvements constructed pursuant to this ARTICLE 15, Tenant shall cause its general contractor to recognize Landlord as an expressly intended third party beneficiary of the prime construction contract on a form reasonably acceptable to Landlord.

(e)                                  Insurance.  For any of Tenant’s improvements constructed pursuant to this ARTICLE 15, Tenant shall require that its contractors furnish evidence of comprehensive public liability and damage insurance and workers compensation insurance reasonably acceptable to Landlord, which insurance must list Landlord as an additional insured.

ARTICLE 16.
DAMAGE CLAUSE

16.1                        Damage.  If the whole, part, or improvements of the Ski Facility or Leased Premises are damaged or destroyed by fire, casualty or any cause whatsoever, either in whole or in part, and Tenant does not elect to terminate this Lease pursuant to the provisions of Article 16.2 hereof, Tenant shall with due diligence remove any resulting debris and repair or rebuild the damaged or destroyed structures and other improvements, including, without limitation, any improvements or betterments made by Landlord or Tenant, in accordance with the Final Plans (to the extent then permitted by law).  Subject to Article 18.1 hereof, Landlord shall make all insurance proceeds available as a result of such fire, casualty or other destruction to Tenant for restoration.  Tenant shall obtain Landlord’s consent (which shall not be unreasonably withheld or delayed) to any material deviation from the Final Plans which Tenant is required to make to obtain approval from Governmental Authorities having jurisdiction for such restoration.

16.2                        Right to Terminate on Certain Damage.  If during the final [three (3)] years of the Term or during any Option Period, the Ski Facility or Leased Premises is damaged or destroyed by fire, casualty or any cause whatsoever to such an extent that all or a portion thereof is rendered unsuitable for use as a ski resort and the cost of restoration would exceed [fifty percent (50%)] of the amount it would cost to replace the Ski Facility or Leased Premises in its entirety at the time such damage or destruction occurred, and if Tenant has complied with its insurance obligations under this Lease (including, without limitation, maintaining insurance against loss of rents by Landlord), Tenant may terminate this Lease by notice to Landlord given within thirty (30) days after such damage or destruction.  If Tenant elects to terminate this Lease as provided herein, Tenant shall pay to Landlord, as a condition upon the effectiveness of such termination, within sixty (60) days after such notice, an amount equal to all insurance proceeds for such damage or destruction (except any for Tenant’s Property) together with an amount equal to the difference, if any, between the amount of insurance proceeds turned over to Landlord and the net book value of the Ski Facility and all other improvements constituting a part of the Leased Premises as accurately reflected in Landlord’s financial records as of the date of such damage or destruction.  Upon the giving of such notice by Tenant to terminate, and Tenant’s payment of all amounts provided for herein, this Lease shall automatically terminate and the Annual Fixed Rent and other charges hereunder shall be equitably adjusted as of the date of such destruction.

16.3                        Rights to Insurance Proceeds.  If this Lease is terminated as provided in this Article 16 following damage to or destruction of the Ski Facility or Leased Premises, the proceeds of all hazard insurance on the Leased Premises which is maintained by Tenant or Landlord pursuant to Article 18 shall belong to Landlord or Landlord’s lender.  Insurance proceeds with respect to Tenant’s Property shall belong to Tenant.

ARTICLE 17.
CONDEMNATION

17.1                        In General.  If any material part of the Leased Premises is taken in any proceeding by any Governmental Authority by condemnation or otherwise, or be acquired for public or quasi-public purposes, or be conveyed under threat of such taking or acquiring (which Landlord shall not do without Tenant’s prior written consent), and Tenant reasonably determines that the remaining portion will not permit Tenant to operate its business on the Leased Premises, Tenant shall have the option of terminating this Lease by notice to Landlord of its election to do so given on or before the date which is thirty (30) days after Tenant is deprived of possession of the condemned property, and upon the giving of such notice, this Lease shall automatically terminate and the Annual Fixed Rent and other charges hereunder shall be adjusted as of the date of such notice.  If a material part of the Leased Premises (meaning any part of the Ski Facility) is so taken and Tenant elects not to terminate this Lease, then Tenant shall, to the extent and making use of the condemnation award, restore the Leased Premises to a complete unit as similar as reasonably possible in design, character and quality to the building which existed before such taking.  If the Leased Premises is partially taken and this Lease is not terminated, there shall be no reduction or adjustment in the Annual Fixed Rent and other charges thereafter payable hereunder.  Any restoration work to be performed pursuant to this Article 17 shall be completed in accordance with plans and specifications which shall have been approved by Landlord and Tenant, which approvals shall not be unreasonably withheld.  If all or part of the Leased Premises is taken and Tenant elects to terminate this Lease in accordance with this Article 17, each party shall be free to make claim against the condemning authority for the amount of the actual provable damage done to each of them by such taking.  If the condemning authority refuses to permit separate claims to be made, then Landlord shall prosecute with counsel reasonably satisfactory to Tenant the claims of both Landlord and Tenant, and the proceeds of the award, after payment of Landlord’s reasonable attorneys’ fees and other costs incurred, shall be divided between Landlord and Tenant in a fair and equitable manner; provided, however, in the event of a condemnation which results in Tenant’s election to terminate this Lease, Tenant shall be entitled to its portion of the condemnation award only so long as the amount of the award received by Landlord is equal to or greater than the gross book value of the property taken, as reflected on the Landlord’s financial statements on the date of the condemnation.

17.2                        Temporary Taking Awards.  If by reason of a taking Tenant is temporarily deprived in whole or in part of the use of the Leased Premises or any part thereof, the entire award made as compensation therefor shall belong to Tenant, and there shall be no abatement of the Annual Fixed Rent payable hereunder.

17.3                        Condominium Associations.  Notwithstanding anything in this Lease to the contrary, the proceeds from any condemnation or other taking distributed in accordance with a condominium association or other community association declaration, whether listed as a Restrictive Agreement or not,  shall be distributed in accordance with the terms of this ARTICLE 17.

ARTICLE 18.
INSURANCE, INDEMNITY, WAIVER OF SUBROGATION
AND FIRE PROTECTION

18.1                        Casualty Policy.  During the Term of this Lease, Tenant shall at its expense keep the Leased Premises insured in the name of Landlord and Tenant (as their interests may appear with each as named insured, additional insured or loss payee, as applicable, to provide each with the best position) against damage or destruction by all risks of direct physical loss or damage including terrorism the perils commonly covered under a special form policy in an amount equal to the full replacement cost thereof (without deduction for physical depreciation), and shall have deductibles no greater than One Hundred Thousand and No/100 Dollars ($100,000.00) (with higher deductibles for named storm coverage as the applicable insurer may require), and such other “additional coverage” insurance as Landlord or any holder of a Mortgage on the Leased Premises may reasonably require, which at the time is usual and commonly obtained in connection with properties similar in type of building size and use to the Ski Facility located in the Market Area.  Tenant shall be responsible for determining that the amount of property damage coverage insurance maintained complies with the requirements of this Lease.  The proceeds of such insurance in case of loss or damage shall be held in trust and applied on account of the obligation of Tenant to repair and rebuild the Leased Premises pursuant to ARTICLE 16 to the extent that such proceeds are required for such purpose.  The insurance required to be carried by Tenant under this ARTICLE 18 may be covered under a so-called “blanket” policy covering other operations of Tenant and Affiliates, so long as the amount of coverage available under said “blanket” policy with respect to the Leased Premises, or Tenant’s liability under this Lease, at all times meets the requirements set forth in this Lease, and shall be evidenced by a certificate of insurance (issued on ACORD 28 or equivalent form) from Tenant’s insurer, authorized agent or broker.  Upon request, Tenant shall name the holder of any Mortgage on the Leased Premises pursuant to a standard mortgagee, additional insured or loss payee clause as such holder shall elect with respect to the foregoing property insurance, provided such holder agrees with Tenant in writing to disburse such insurance proceeds to Tenant for, and periodically during the course of, repair and restoration of the Ski Facility as set forth in this Lease.  Any such insurance proceeds not required for the repair and restoration of the Leased Premises shall belong to Landlord.

18.2                        DIC Policy Endorsement.  Tenant shall, at its expense, keep the Leased Premises insured in the name of Landlord and Tenant (as their interests may appear with each as named insured, additional insured or loss payee, as applicable, to provide each with the best position) against the perils of flood and earthquake , under a so-called difference in conditions policy or endorsement (the “DIC Policy”) in the amount of which shall include the following endorsements:  Agreed Value and Ordinance or Law — Coverage for loss to undamaged portion of building, demolition costs and increased cost of construction, rental loss/business income insurance.  To the extent flood and earthquake perils not covered under the casualty or DIC policy and a separate policy must obtained, Tenant shall insure the property against flood and earthquake perils by a separate policy at the maximum amount available in the marketplace, up to 100% of the replacement cost written with “per occurrence”  and “annual aggregate” limits.  The aggregate limit is the maximum amount the insurance carrier will pay in any one policy limit for all flood losses.  This might include other locations the tenant insures.  You will need to consider these factors when you set the limit for flood and earthquake.  The proceeds of such insurance in case of loss or damage shall be held in trust and applied on account of the obligation of Tenant to repair and rebuild the Leased Premises pursuant to ARTICLE 16 to the extent that such proceeds are required for such purpose.  The insurance required to be carried by Tenant under this Article 18.2 shall be evidenced by a certificate of insurance (issued on ACORD 28 or equivalent form) from Tenant’s insurer, authorized agent or broker.  Upon request, Tenant shall name the holder of any Mortgage on the Leased Premises pursuant to a standard mortgagee, additional insured or loss payee clause as such holder shall elect with respect to the DIC Policy, provided such holder agrees in writing to disburse such insurance proceeds to Tenant for, and periodically during the course of, repair and restoration of the Leased Premises as set forth in this Lease.  Any such insurance proceeds not required for the repair and restoration of the Leased Premises shall belong to Landlord.

18.3                        Liability Insurance; Tenant Negligence.  Tenant will, subject to Article 18.7 and Article 12.4, defend, indemnify and hold Landlord, its trustees, directors, officers, agents and servants, harmless for, from and against any and all claims, actions, liability and expense:  arising out of any occurrence in, upon or at the Ski Facility, the Leased Premises or the Common Facilities, or the occupancy or use by Tenant of the Ski Facility, the Leased Premises or the Common Facilities or any part thereof, except to the extent the same is caused by the willful or grossly negligent act or omission of Landlord; or occasioned wholly or in part by any negligent act or omission of Tenant, its agents, employees, contractors, licensees, servants, subtenants, lessees or concessionaires.  If any action or proceeding is brought against Landlord, its officers, employees, agents or servants by reason of any of the aforementioned causes, Tenant, upon receiving notice thereof from Landlord, agrees to defend such action or proceeding by counsel reasonably acceptable to Landlord at Tenant’s own expense.  Tenant agrees to insure the foregoing obligation by contractual endorsement under a commercial general public liability policy (including personal injury and property damage, terrorism and liquor liability, if applicable) to be maintained by Tenant with of not less than [Twenty-Five Million Dollars ($25,000,000.00) per occurrence/ Twenty-Five Million Dollars ($25,000,000.00) products & completed operations aggregate/ Twenty-Five Million Dollars ($25,000,000.00)] general aggregate on a per location basis.  The amounts required in this section may be satisfied by a combination of general liability and umbrella liability coverages.  Tenant shall cause Landlord to be named as an additional insured on all policies of liability insurance maintained by Tenant (including excess liability and umbrella policies) on a primary basis and non-contributory with any other insurance coverage carried by the Landlord with respect to the Leased Premises. The insurance required to be carried by Tenant under this Article 18.3 shall be evidenced by a certificate of insurance (issued on ACORD 25 or equivalent form) from Tenant’s insurer, authorized agent or broker.

18.4                        Rental Loss/Business Interruption Insurance.  During the Term of this Lease, Tenant shall, at its expense, keep and maintain for the benefit of Landlord, coverage for the loss of Rent payable hereunder for a period of at least the next succeeding eighteen (18) months.

18.5                        Workers’ Compensation Insurance.  Tenant shall maintain, with respect to its operations and all of its employees at the Leased Premises, a policy or policies of workers’ compensation insurance in accordance with and in the amounts required by applicable Laws, protecting Tenant from and against any and all claims from any persons employed directly or indirectly on or about the Leased Premises for injury or death of such persons.

18.6                        Insurance Provided By Condominium Associations.  In the event that a condominium or other community association carries insurance that is in addition or supplemental to what Tenant is required to carry under this Lease, Tenant may rely on such coverage with respect to the applicable condominium to the extent that it satisfies the insurance requirements in this ARTICLE 17 and so long as Landlord and the holder of any Mortgage on the Leased Premises is named as an additional insured thereunder.

18.7                        Release; Waiver of Subrogation.  Anything in this Lease to the contrary notwithstanding, it is agreed that each party (the “Releasing Party”) hereby releases the other (the “Released Party”) from any liability which the Released Party would, but for this Article 18.7, have had to the Releasing Party during the Term of this Lease resulting from any accident or occurrence or casualty (i) which is or would be covered by Tenant’s insurance required under this Lease, or (ii) which is or would be covered by a fire or “all risk” property insurance policy in use in the state in which the Leased Premises is located, whether or not the Releasing Party is actually maintaining such an insurance policy, or (iii) which is covered by any other casualty or property damage insurance being carried by the Releasing Party at the time of such occurrence, which casualty may have resulted in whole or in part from any act or omission of the Released Party, its officers, agents or employees; PROVIDED, HOWEVER, the mutual releases hereinabove set forth shall become inoperative and null and void if the Releasing Party wishes to place such insurance with an insurance company which (y) takes the position that the existence of such release vitiates or would substantially adversely affect any policy so insuring the Releasing Party and notice thereof is given to the Released Party, or (z) requires the payment of a higher premium by reason of the existence of such release, unless in the latter case the Released Party within twenty (20) days after notice thereof from the Releasing Party pays such increase in premium.  Notwithstanding anything to the contrary herein, Tenant agrees and acknowledges that Landlord shall have no responsibility or liability for any loss, damage or injury to Tenant’s Property which is located in, on or about the Leased Premises or the Common Facilities at any time and from time to time, regardless of the cause of such loss, damage or injury, and that all of Tenant’s Property is located in, on and about the Leased Premises and the Common Facilities at Tenant’s sole risk.  Tenant hereby releases Landlord from any and all claims with respect to loss, damage or injury to Tenant’s Property located in, on and about the

Leased Premises and the Common Facilities, regardless of the cause of such loss, damage or injury.

18.8                        General.  Tenant’s insurance shall be primary, and any insurance maintained by Landlord or any other additional insureds hereunder shall be excess and noncontributory.  All policies of insurance required pursuant to this ARTICLE 18 shall be issued by companies approved by Landlord, with an A. M. Best Rating of A — X or better and authorized to do business in the state where the Leased Premises is located.  Furthermore, any such insurance company shall have a claims paying ability rating of “AA” or better by Standard & Poor’s (other than the issuer of any policy for earthquake insurance, which issuer shall have a claims paying ability rating of “A” or better by Standard & Poor’s, and shall issue policies which include effective waivers by the insurer of all claims for insurance premiums against all loss payees, additional loss payee, additional insured or named insured;  shall contain such provisions as Landlord deems reasonably necessary or desirable to protect its interest including any endorsements providing that neither Tenant, Landlord nor any other party shall be a co-insurer under said policies and that no modification, reduction, cancellation or termination in amount of, or material change (other than an increase) in, coverage of any of the policies required hereby shall be effective until at least thirty (30) days after receipt by each named insured, additional insured and loss payee of written notice thereof or ten (10) days after receipt of such notice with respect to nonpayment of premium;  provisions which permit Landlord to pay the premiums and continue any insurance upon failure of Tenant to pay premiums when due; and provisions stating that the insurance shall not be impaired or invalidated by virtue of (A) any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by Tenant, Landlord or any other named insured, additional insured or loss payee, except for the willful misconduct of Landlord knowingly in violation of the conditions of such policy or (B) the occupation, use, operation or maintenance of the Leased Premises for purposes more hazardous than permitted by the terms of the policy.

ARTICLE 19.
INDEMNIFICATION GENERALLY

Tenant agrees to protect, defend, indemnify and hold harmless Landlord, its trustee, directors, officers, employees, agents and servants for, from and against all liabilities, costs and expenses (including, without limitation, reasonable attorney’s fees and expenses) and all actual or consequential damages imposed upon or asserted against Landlord, as owner of the Leased Premises, including, without limitation, any liabilities, costs and expenses and actual or consequential damages imposed upon or asserted against Landlord, on account of (i) any use, misuse, non-use, condition, maintenance or repair by Tenant of the Leased Premises, (ii) any Taxes, Common Facilities Expense, and other impositions which are the obligation of Tenant to pay pursuant to the applicable provisions of this Lease, (iii) any failure on the part of Tenant to perform or comply with any other of the terms of this Lease or any sublease, (iv) any liability Landlord may incur or suffer as a result of any environmental laws or the ADA affecting the Leased Premises, and (vi) accident, injury to or death of any person or damage to property on or about the Leased Premises.  If at any time any claims, costs, demands, losses or liabilities are asserted against Landlord by reason of any of the matters as to which Tenant indemnifies Landlord hereunder, Tenant will, upon notice from Landlord, defend any such claims, costs, demands, losses or liabilities at Tenant’s sole cost and expense by counsel reasonably acceptable to Landlord.

ARTICLE 20.
[LEASEHOLD MORTGAGES]

20.1                        [Rights to Mortgage Lease.  Tenant, and its permitted successors and assigns shall have the right to mortgage and pledge its interest in this Lease (the “Leasehold Mortgage”), only in accordance with and subject to the terms, conditions, requirements and limitations of this Article 20, and provided that Tenant obtains Landlord’s written consent which may be given or withheld at Landlord’s sole discretion. Any such mortgage or pledge shall be subject and subordinate to the rights of Landlord hereunder and to the Landlord’s interest in the Leased Premises.

20.2                        Leasehold Mortgagee Qualifications.  No holder of a Leasehold Mortgage on this Lease shall have the rights or benefits mentioned in this Article 20, nor shall the provisions of this Article 20 be binding upon Landlord, unless and until each of the following terms, conditions and restrictions have been fully satisfied (and only upon all of the following terms, conditions and restrictions being fully satisfied shall the holder of a Leasehold Mortgage on this Lease be deemed a “Leasehold Mortgagee”):

(a)                                 Either the Leasehold Mortgagee or a Trustee thereof, or participant in the underlying loan secured by the Leasehold Mortgage must have and maintain a tangible net worth, determined in accordance with generally accepted accounting principles, of at least One Hundred Million Dollars ($100,000,000.00);

(b)                                 The Leasehold Mortgage shall contain provisions requiring that copies of all notices of default under said Leasehold Mortgage must be simultaneously sent to Landlord;

(c)                                  Simultaneously with or promptly after the recording of the Leasehold Mortgage, Tenant shall, at its own expense, cause a copy of the Leasehold Mortgage to be delivered to Landlord and, if so requested by Landlord, shall cause to be recorded in the office of the recorder of the county or township (as applicable) where the Leased Premises is located, a written request executed and acknowledged by Landlord for a copy of all notices of default and all notices of sale under the Leasehold Mortgage as provided by applicable Laws.  Inclusion of a request for notice having the effect described above in the body of the recorded Leasehold Mortgage shall constitute compliance with this provision;

(d)                                 The Leasehold Mortgage shall be subordinate to Landlord’s interest in the Leased Premises and Landlord’s rights under this Lease and shall not cover any interest in any other real property of Landlord other than the leasehold estate created by this Lease including any easements contained therein;

(e)                                  The Leasehold Mortgage shall not permit or authorize, or be construed to permit or authorize, any Leasehold Mortgagee to devote the Leased Premises to any uses,

or to construct any improvements thereon, other than those uses and improvements provided for and authorized by and pursuant to the terms of this Lease;

(f)                                   The Leasehold Mortgage shall not contain terms which are inconsistent with the terms of this Lease and Tenant shall provide Landlord with a true and accurate copy of the documentation creating and evidencing the Leasehold Mortgage and the loan evidenced thereby promptly following execution of such documents by Tenant;

(g)                                  The Leasehold Mortgage shall secure a bona fide extension of credit to Tenant or an Affiliate of Tenant and shall not be for the purpose of avoiding or extending any obligations of or restrictions on Tenant under this Lease, including restrictions on transfer or periods for curing defaults; and

(h)                                 The Leasehold Mortgage shall provide that any proceeds from fire and other casualty insurance and extended coverage insurance shall be applied in accordance with the Lease.

20.3                        Defaults.  If Tenant, or Tenant’s successors or assigns, mortgage this Lease in compliance with the provisions of this Article 20, then so long as any such mortgage shall remain unsatisfied of record, the following provisions shall apply:

(a)                                 Tenant shall immediately provide Landlord with written notice that a Leasehold Mortgage has been filed, along with the name, facsimile, contact person, e-mail address, and address of the Leasehold Mortgagee.  Tenant shall promptly give Landlord written notice of any change in any Leasehold Mortgagee and shall ensure that Landlord has current contact information for such Leasehold Mortgagee at all times. Landlord, upon serving any notice of default on Tenant pursuant to Article 24 or any other notice under the provisions of this Lease, shall also serve a copy of such notice upon Leasehold Mortgagee, at the address provided to Landlord in writing by Tenant and no notice shall be deemed to have been duly given as to the Leasehold Mortgagee unless and until a copy thereof has been so served upon the Leasehold Mortgagee.  Landlord’s furnishing a copy of such notice to Leasehold Mortgagee shall not in any way affect or become a condition precedent to the effectiveness of any notice given or served upon Tenant, provided, that Landlord may not terminate this Lease or exercise any remedies against Tenant without first giving Leasehold Mortgagee notice and opportunity to cure.  Any notice or other communication which Leasehold Mortgagee desires or is required to give to or serve upon Landlord shall be deemed to have been duly given or served if sent in accordance with Article 27.2.

(b)                                 Any Leasehold Mortgagee, in case Tenant is in default under this Lease, shall have the right to remedy such default (or cause the same to be remedied) within the same period provided to Tenant hereunder and otherwise as herein provided, and Landlord shall accept such performance by or at the instance of Leasehold Mortgagee as if the same had been made by Tenant.

(c)                                  For the purposes of this Article 20, no Event of Default shall be deemed to exist under Article 24 in respect of the performance of work required to be performed, or of acts to be done, or of conditions to be remedied, if steps shall, in good faith, have been commenced by Leasehold Mortgagee within the time permitted therefor to rectify the same and shall be prosecuted to completion with diligence and continuity and within the time periods provided therefor in Article 24.

(d)                                 Notwithstanding anything in this Lease to the contrary, upon the occurrence of an Event of Default other than an Event of Default which can be cured by the payment of money (the “Monetary Default”), Landlord shall take no action to effect a termination of this Lease without first giving Leasehold Mortgagee at least thirty (30) days written notice of its intent to terminate if Tenant’s default is of any type other than a Monetary Default (a “Non-Monetary Default”), and Leasehold Mortgagee fails to cure such Non-Monetary Default within said thirty (30) day period. If such Non-Monetary Default cannot reasonably be cured within said thirty (30) day period (or is such that possession of the Leased Premises is necessary to remedy the Non-Monetary Default), the date for termination shall be extended for such period of time as may be reasonably required to remedy such Non-Monetary Default, if and only if (i) subject to Article 20.4, within thirty (30) days of Landlord’s notice of its intent to terminate the Lease, Leasehold Mortgagee irrevocably agrees in writing to assume Tenant’s obligations under the Lease following Leasehold Mortgagee’s obtaining possession of the Leased Premises, (ii) Leasehold Mortgagee shall have fully cured any default in the payment of any monetary obligations of Tenant under this Lease within five (5) business days after its receipt of notice of Landlord’s intent to terminate, and shall continue to pay currently such monetary obligations as and when the same are due, subject to the applicable notice and cure provisions provided in this Lease, and (iii) Leasehold Mortgagee continues its good faith and diligent efforts to remedy such Non-Monetary Default (including its acquisition of possession of the Leased Premises if necessary to cure such Default); provided, however, that Leasehold Mortgagee shall not be obligated to pursue the cure of any Non-Monetary Default until it has obtained possession of the Leased Premises if, but only if, (x) Leasehold Mortgagee fully complies with the obligation to cure any Monetary Default of Tenant and to keep current all monetary obligations under this Lease as provided in, and within the time set forth in, subclause (d)(i) above, and (y) Leasehold Mortgagee is diligently and continuously pursuing such actions as are necessary to enable it to obtain possession of the Leased Premises at the earliest possible date.

(e)                                  The rights granted Leasehold Mortgagee in this Article 20.3 are accommodations only to and for the benefit of Leasehold Mortgagee and shall not be construed to grant Tenant any additional rights not specifically provided in this Lease.  Nothing in this Article 20.3 shall be construed to require a Leasehold Mortgagee to continue any foreclosure proceeding it may have commenced against Tenant after all defaults have been cured by Leasehold Mortgagee, and if such defaults are cured and the Leasehold Mortgagee discontinues such foreclosure proceedings, this Lease shall continue in full force and effect as if Tenant had not defaulted under this Lease; provided, however, that in no event shall this provision be applied to allow a defaulting Tenant to remain on the Leased Premises following its failure to cure any default within Tenant’s prescribed cure period on more than one occasion in any consecutive twelve (12) month period.  Nothing in this Article 20 shall require a Leasehold Mortgagee who has acquired Tenant’s leasehold interest and has taken possession of the Leased Premises to cure any

Non-Monetary Default which is not capable of being cured by such Leasehold Mortgagee.  Any such uncurable Non-Monetary Default shall be deemed to be waived following Leasehold Mortgagee’s acquisition of Tenant’s leasehold interest and such Leasehold Mortgagee’s timely cure of all Monetary Defaults and all Non-Monetary Defaults which are capable of cure by such Leasehold Mortgagee in accordance with this Article 20.  Notwithstanding the foregoing:

(i)                                     Leasehold Mortgagee shall not be obligated to continue such possession or to continue such foreclosure proceedings after such defaults have been cured,

(ii)                                  Landlord shall not be precluded from exercising any rights or remedies under this Lease with respect to any other default by Tenant during the pendency of such foreclosure proceedings;

(iii)                               if Leasehold Mortgagee is an entity or person other than an Authorized Institution, such Leasehold Mortgagee shall agree with Landlord in writing to comply with such of the terms, covenants and conditions of this Lease as are reasonably susceptible of being complied with by Leasehold Mortgagee during the period of forbearance by Landlord from taking action to effect a termination of this Lease; and

(iv)                              it is understood and agreed that Leasehold Mortgagee, or its designee, or any purchaser in foreclosure proceedings (including, without limitation, an entity formed by Leasehold Mortgagee or by the holder(s) of the bonds or obligations secured by the Leasehold Mortgage) may, subject to the following terms of this Article 20.3, become the legal owner and holder of this Lease through such foreclosure proceedings or by assignment of this a Lease in lieu of foreclosure.

(f)                                   Subject to Article 20.4, it shall be a condition precedent to any assignment or transfer of this Lease by foreclosure of any Leasehold Mortgage, deed in lieu thereof or otherwise that Leasehold Mortgagee, or its designee (including, without limitation, an entity which has such a tangible net worth formed by Leasehold Mortgagee or by the holder(s) of the bonds or obligations secured by the Leasehold Mortgage) or any purchaser in any such foreclosure proceedings (any such transferee of the Lease, a “Transferee”) (a) have and maintain (or have a guarantor with) a tangible net worth, determined in accordance with generally accepted accounting principles, of at least One Hundred Million Dollars ($100,000,000.00), (b) upon becoming the legal owner and holder of this Lease shall execute an agreement with Landlord, reasonably acceptable to Landlord, pursuant to which such Transferee agrees to assume all obligations of Tenant under this Lease, and (c) either the Transferee or an entity engaged by such Transferee to manage the Leased Premises (pursuant to a management agreement in form and substance reasonably acceptable to Landlord), operates at least one first-tier destination ski resort in North America and is otherwise reasonably acceptable to Landlord.

(g)                                  Notwithstanding the foregoing, if a Leasehold Mortgagee forecloses or takes a deed in lieu of foreclosure, but at the time of such foreclosure or taking of a deed in lieu such Leasehold Mortgagee does not meet the financial or other requirements specified in the immediately preceding paragraph, such Leasehold Mortgagee shall have ninety (90) days from the date it acquires the demised premises to either transfer the Leasehold Mortgagee’s interest in this Lease to a Transferee who complies with such requirements, or otherwise comes into compliance on its own.  Failure to comply with this paragraph shall be a default under this Lease.

(h)                                 In the event of the termination of this Lease prior to the expiration of the Term, whether by summary proceedings to dispossess, service of notice to terminate, or otherwise, due to default of Tenant, Landlord shall serve upon Leasehold Mortgagee written notice that the Lease has been terminated together with a statement of any and all sums which would at that time be due under this Lease but for such termination, and of all other defaults, if any, under this Lease then known to Landlord. Leasehold Mortgagee shall thereupon have the option to obtain a new lease in accordance with and upon the following terms and conditions:

(i)                                     Upon the written request of Leasehold Mortgagee, delivered to Landlord within thirty (30) days after service of such notice that the Lease has been terminated to Leasehold Mortgagee, Landlord shall enter into a new lease of the Leased Premises with Leasehold Mortgagee or its designee, having (or having a guarantor having) a tangible net worth in accordance with generally accepted accounting principles of at least One Hundred Million Dollars ($100,000,000.00).

(ii)                                  Such new lease shall be entered into within thirty (30) days of such Leasehold Mortgagee’s written request at the sole cost of Leasehold Mortgagee or such designee, shall be effective as of the date of termination of this Lease, shall require Leasehold Mortgagee, such designee, or an entity engaged to manage the Leased Premises to operate at least one first-tier destination ski resort in North America, shall be for the remainder of the Term of this Lease, and at the Rent and upon all the terms, covenants and conditions of this Lease, including any applicable Option Periods, provided that Leasehold Mortgagee or such designee shall contemporaneously with the delivery of such request pay to Landlord all the installments of Rent payable by Tenant hereunder which are then due.

(iii)                               Such new lease shall require the tenant to perform any unfulfilled obligation of Tenant under this Lease which is reasonably susceptible of being performed by such tenant.

(iv)                              Upon the execution of such new lease, the tenant named therein shall pay any and all Rent and other sums which would at the time of the execution thereof be due under this Lease but for such termination and shall pay all expenses, including counsel fees, court costs and disbursements incurred by Landlord in connection with such defaults and termination, the recovery of possession of the Leased Premises, and the preparation, execution and delivery of such new lease.

Nothing in this Article 20.3 shall impose any obligation on the part of Landlord to deliver physical possession of the Leased Premises to the Leasehold Mortgagee, Transferee, or any designee unless Landlord at the time of the execution and delivery of such new lease has obtained physical possession thereof.

(i)                                     If Tenant is in default under this Lease and by reason of Tenant’s failure either to exercise any renewal option contained herein, or for any other reason whatsoever, including being in default, Tenant is not entitled to renew this Lease for any Option Period.  Landlord shall serve upon Leasehold Mortgagee written notice thereof and Leasehold Mortgagee shall have the option upon written request served upon Landlord to obtain from Landlord a new lease of the Leased Premises for such Option Period, provided that such written request is served upon Landlord no later than thirty (30) days after the service of the aforementioned notice by Landlord on Leasehold Mortgagee.  Within thirty (30) days after the service of such written request from Leasehold Mortgagee, Landlord and Leasehold Mortgagee, or Leasehold Mortgagee’s designee having a tangible net worth (with its guarantor, if any), determined in accordance with generally accepted accounting principles, of at least One Hundred Million Dollars ($100,000,000.00), and either (1) alone or with its Affiliates, operates at least one first-tier destination ski resort in North America, or (2) causes the Leased Premises to be operated by an entity which operates at least one first-tier destination ski resort in North America, shall enter into a new lease of the Leased Premises as follows:

(i)                                     Such new lease shall be entered into at the sole cost and expense of the tenant thereunder, shall be effective as of the date of termination of the then current Term of this Lease, and shall be for the renewal term next succeeding the then current Term of this Lease, and at the rent and upon all the terms, covenants and conditions of this Lease, including any applicable Option Periods.

(ii)                                  Such new lease shall require tenant to perform any unfulfilled obligation of Tenant under this Lease which is reasonably susceptible of being performed by such tenant.

(iii)                               Upon the execution of such new lease the tenant therein named shall pay any and all sums remaining unpaid under this Lease, plus all expenses reasonably incurred by Landlord in connection with the preparation, execution and delivery of such new lease.

20.4                        Continuation of Liability.  If any Leasehold Mortgagee acquires title to Tenant’s interest in this Lease, by foreclosure of a mortgage thereon or by assignment in lieu of foreclosure or by an assignment from a nominee or wholly owned subsidiary of such mortgagee, or under a new lease pursuant to this Article 20, such mortgagee may assign such Lease to a party (i) having a tangible net worth, or whose guarantor has a tangible net worth, determined in accordance with generally accepted accounting principles, of not less than One Hundred Million Dollars ($100,000,000.00), and (ii) either (1) alone or with its Affiliates operates at least one first-tier destination ski resort in North America or (2) causes the Leased Premises to be operated by an entity which operates at least one hundred fifty (150) motion picture screens in North America, and notwithstanding anything contained in Article 10, shall thereupon be released from all liability for the performance or observance of the terms, covenants and conditions in such Lease contained on Tenant’s part to be performed and observed from and after the date of such assignment, provided that the assignee from such Leasehold Mortgagee shall have assumed such new lease in accordance with this Article 20.  Furthermore, it is the intention of the parties that entering into a Leasehold Mortgage or other pledge or hypothecation by Tenant that does not comply with the provisions of this Article 20 shall constitute a default and shall otherwise be a non-permitted transfer under this Lease.  The holder of such Leasehold Mortgage or other pledge or hypothecation shall not enjoy the rights granted to a Leasehold Mortgagee under this Article 20.]

ARTICLE 21.
TENANT’S SIGNS

21.1                        Location and Type.  Tenant shall have the right to erect and maintain signs in accordance with the provisions of this Article 21 and subject to any applicable provisions of the Restrictive Agreements and Laws:

21.2                        Design.  The design of all signs presently located on the Leased Premises is hereby approved by Landlord, with the design of all future signs which Tenant elects to construct pursuant to Article 21.1 (such present and future signs referred to as “Tenant’s Signs”) to be subject to Landlord’s approval, which Landlord agrees not to unreasonably withhold or delay so long as Tenant’s Signs are consistent with Tenant’s standard signage and do not otherwise violate applicable Laws.  Tenant’s Signs shall advertise Tenant’s business and shall be constructed and maintained in good repair at Tenant’s expense.  Tenant shall pay the cost of electricity consumed in illuminating any of Tenant’s Signs.

21.3                        Ski Facility Signs.  Nothing in this Lease shall restrict Tenant’s right to maintain signs at the Ski Facility for directional and safety purposes.

ARTICLE 22.
RISK CONTROLS

22.1                        Avalanche Mitigation.  Tenant shall, at its own expense, maintain stabilization and settlement of snow pack within the Leased Premises using means, methods, and techniques reasonably necessary to mitigate against avalanches.  Tenant shall be responsible for the cost of (i) any risk assessment geographical surveys and any other topographical, vegetation, and seasonal snow distribution studies necessary for mitigating against avalanches, (ii) any snow pack observation and forecasting, (iii) any barriers, bridges, nets, breakers, fences, sheds, shelters, reforestation, (iv) any other snow retention, distribution, deflection, retardation, and catchment structures.

22.2                        Use of Explosives.  Prior to performing any blasting on the Leased Premises, Tenant shall submit a blasting plan prepared by a competent professional (the “Blasting Plan”) to Landlord, which Blasting Plan shall adhere in all respects to applicable Laws.  The Blasting Plan shall be site specific and shall, at minimum, address the following: (i) designation of a qualified individual who has authority over all actions and operations related to the blasting and lists the names, qualifications, and detail responsibilities for all personnel involved with the blasting or who will otherwise be responsible for transporting, handling, or storing the explosives and which also lists all incidental personnel and other personnel authorized to be within the danger zone during blasting operations; (ii) the proposed dates, times and location of blasting; (iii) type and quantity of explosives and detonating or initiating devices to be used at the site; and (iv) means of transporting explosives and provisions for storing and securing explosives on site.  Prior to performing activities in accordance with the Blasting Plan, Tenant shall (a) obtain all applicable governmental permits and licenses; (b) follow all standard procedures for handling, setting, wiring, and firing explosive charges; and (c) coordinate the implementation of its blasting activities with Landlord.  Tenant shall indemnify and defend the Landlord from and against all loss, claim, damage and expense arising out of the negligent use, storage, or handling of explosives on the Leased Premises.

ARTICLE 23.
ESTOPPEL; ATTORNMENT AND SUBORDINATION

23.1                        Estoppel Certificate.  Each party agrees, within ten (10) days after request by the other party, to execute, acknowledge and deliver to and in favor of the proposed holder of any Mortgage or purchaser of any portion of the Leased Premises, the Common Facilities, any Leasehold Mortgagee, or any proposed sublessee or assignee of Tenant, an estoppel certificate in such form as Landlord may reasonably require, but stating no less than:  (i) whether this Lease is in full force and effect; (ii) whether this Lease has been modified or amended and, if so, identifying and describing any such modification or amendment; (iii) the date to which Rent and any other charges have been paid; and (iv) whether such party knows of any default on the part of the other party or has any claim against the other party and, if so, specifying the nature of such default or claim.

23.2                        Attornment by Tenant.  Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sale under, any Mortgage prior in lien to this Lease made by Landlord, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease, provided such purchaser assumes in writing Landlord’s obligations under this Lease.

23.3                        Subordination/Non-Disturbance.  Upon request of the holder of any Mortgage, Tenant will subordinate its rights under this Lease to the lien thereof and to all advances made or hereafter to be made upon the security thereof, and Tenant shall execute, acknowledge and deliver an instrument effecting such subordination; PROVIDED, HOWEVER, Tenant’s obligation to (a) subordinate its rights under this Lease to the lien of any holder of a Mortgage and (b) execute and deliver such instrument shall be conditioned upon Landlord obtaining and delivering to Tenant, in recordable form, from the holder of any Mortgage to which this Lease is to become subordinate (and in the case of any Mortgage to which this Lease is subordinate by operation of law, Landlord, upon Tenant’s request, shall use good faith efforts to obtain from the holder of such Mortgage and deliver to Tenant, in recordable form) a non-disturbance agreement reasonably acceptable to Tenant containing a covenant binding upon the holder thereof to the effect that as long as Tenant is not in default under this Lease, this Lease shall not be terminated or modified in any respect whatsoever, nor shall the rights of Tenant hereunder or its occupancy of the Leased Premises be affected in any way by reason of such Mortgage or any foreclosure action or other proceeding that may be instituted in connection therewith, and that, except to the extent that the holder of such Mortgage is required to do so to effectively foreclose such Mortgage, Tenant shall not be named as a defendant in any such foreclosure action or other proceeding.  In the event of attornment, no lender shall be (i) liable for any act or omission of Landlord, or subject to any offsets or defenses which Tenant might have against Landlord (prior to such lender becoming Landlord under such attornment), (ii) liable for any security deposit or bound by any prepaid Rent not actually received by such lender, or (iii) bound by any future modification of this Lease not consented to by such lender.  Tenant further agrees that if Landlord shall have failed to cure a default within the time permitted Landlord for cure under this Lease, if any, then any such lender whose address has been so provided to Tenant shall have an additional period of thirty (30) days in which to cure (or such additional time as may be required die to causes beyond such lender’s control, including time to obtain possession of the Leased by power of sale or judicial action).  The provisions of this Article shall be self-operative; however, Tenant shall execute such documentation as Landlord or any lender may reasonably request from time to time in order to confirm the matters set forth in this Article in recordable form.

23.4                        Form of Documents.  Landlord and Tenant, upon request of any party in interest, shall execute promptly such commercially reasonable instruments or certificates to carry out the provisions of this ARTICLE 23; provided, however, neither party shall be required to execute any such instruments or certificates that would in any way modify the terms and provisions of this Lease.

ARTICLE 24.
DEFAULT

24.1                        Tenant Default.  An Event of Default by the Tenant shall exist under this Lease if:

(i)                                     Tenant neglects or fails to pay any installment of Rent, including Annual Fixed Rent, Annual Percentage Rent and any other charge under this Lease within ten (10) days after notice of default (but Landlord is not required to give more than two such default notices during any one Lease Year), or

(ii)                                  Tenant neglects or fails to perform or observe any of the other covenants, terms, provisions or conditions on its part to be performed or observed under this Lease, within thirty (30) days after notice of default (or if more than thirty (30) days shall be reasonably required because of the nature of the default, if Tenant fails to proceed diligently to cure such default after such notice), or

(iii)                               Tenant fails to perform or observe any obligations pursuant to Tenant’s Operating Covenant hereunder, or

(iv)                              upon the occurrence of any default under a Related Agreement [or the Guaranty] or any guaranty of a Related Agreement that remains uncured after the expiration of the applicable cure period thereunder or

(v)                                 Tenant (a) admits in writing its inability to pay its debts generally as they become due, (b) commences any case, proceeding or other action seeking to have an order for relief entered on its behalf as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any federal, state or local law relating to bankruptcy, insolvency, reorganization or relief of debtors, (c) makes an assignment for the benefit of its creditors, (d) is generally unable to pay its debts as they mature, (e) seeks or consents to the appointment of a receiver of itself or of the whole or any substantial part of its property, or (f) files a petition or answer seeking reorganization or arrangement under an order or decree appointing, without the consent of Tenant, a receiver of Tenant of the whole or substantially all of its property, and such case, proceeding or other action is not dismissed within ninety (90) days after the commencement thereof; or

(vi)                              the estate or interest of Tenant in the Leased Premises or any part thereof is levied upon or attached in any proceeding and the same is not vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Tenant of notice thereof from Landlord (unless Tenant is contesting such lien or attachment in accordance with this Lease), or

(vii)                           Tenant abandons or vacates the Leased Premises during the Term of this Lease.

24.2                        Remedies.  Upon an Event of Default by the Tenant under this Lease, Landlord may immediately or at any time thereafter, as permitted by law, give Tenant written notice of Landlord’s termination of this Lease, and, upon such notice, Tenant’s rights to possession of the Leased Premises shall cease and this Lease shall thereupon be terminated, and Landlord may re-enter and take possession of the Leased Premises as its own property; or Landlord may remain out of possession of the Leased Premises and treat the Term of the Lease as subsisting and in full force and effect, in which event Landlord shall have all rights and remedies available at law, in equity or hereunder; and as an alternative remedy Landlord may, at Landlord’s election, without terminating the then current Term, or this Lease, re-enter the Leased Premises or take possession thereof pursuant to legal proceedings or pursuant to any notice provided for by law, and having elected to re-enter or take possession of the Leased Premises without terminating the Term, or this Lease, Landlord shall use reasonable diligence as Tenant’s agent to relet the Leased Premises, or parts thereof, for such term (which may be greater or less than the remaining balance of the then current Term) or terms and at such rental and upon such other terms and conditions as Landlord may reasonably deem advisable, with the right to make alterations and repairs to the Leased Premises, and no such re-entry or taking of possession of the Leased Premises by Landlord shall be construed as an election on Landlord’s part to terminate this Lease, and no such re-entry or taking of possession by Landlord shall relieve Tenant of its obligation to pay Rent (at the time or times provided herein), or of any of its other obligations under this Lease, all of which shall survive such re-entry or taking of possession, and Tenant shall continue to pay Rent as provided in this Lease until the end of the Term and whether or not the Leased Premises have been relet, less the net proceeds, if any, of any reletting of the Leased Premises after deducting all of Landlord’s expenses in connection with such reletting, including without limitation all repossession costs, brokerage commissions, legal expenses, expenses of employees, alterations costs and expenses of preparation for reletting.  If Landlord elects to terminate this Lease, then Landlord may re-lease the Leased Premises for such price and on such terms as may be immediately obtainable, and Tenant will be and remain liable, not only for all Rent due and other obligations incurred up to the date on which the termination becomes effective, for all holdover damages that accrue under Article 4.3 until Tenant vacates or is removed from the Leased Premises, but also for stipulated or liquidated damages for its nonperformance equal to the sum of (i) all expenses that Landlord may reasonably incur in re-entering and repossessing the Leased Premises, putting the Leased Premises in proper repair and curing any default by Tenant, and removing Tenant’s improvements, if Landlord has elected to require such removal, making any reasonable non-structural modifications that may be required for any new tenants, and reletting the Leased Premises, including reasonable attorneys’ fees and disbursements, sheriff’s fees and brokerage fees in doing so, plus (ii) twenty-four (24) months of the Annual Fixed Rent provided in this Lease.  Having elected either to remain out of possession and treating this Lease as remaining in full force and effect or to re-enter or take possession of the Leased Premises without terminating the Term, or this Lease, Landlord may by notice to Tenant given at any time thereafter while Tenant is in default in the payment of Rent or in the performance of any other obligation under this Lease, elect to terminate this Lease and, upon such notice, this Lease shall thereupon be terminated.  If in accordance with any of the foregoing provisions of this Article 24, Landlord shall have the right to elect to re-enter and take possession of the Leased Premises, Landlord may enter and expel Tenant and those claiming through or under Tenant and remove the effects of both or either (forcibly if necessary) without being guilty of any manner of trespass and without prejudice to any remedies for arrears of Rent or preceding breach of covenant.  Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damage accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained.  Forbearance by Landlord to enforce one or more of the remedies herein provided upon the occurrence of an event of default shall not be deemed or construed to constitute a waiver of such default.  Following an event of default, all amounts due from Tenant to Landlord pursuant to this Lease shall bear interest at the Default Rate.

24.3                        Landlord Default, Cure Rights.  Landlord shall be in default under this Lease if Landlord neglects or fails to perform or observe any of the material covenants, terms, provisions or conditions on its part to be performed or observed under this Lease, and such failure continues for a period of thirty (30) days after written notice thereof (or if more than thirty (30) days shall be reasonably required because of the nature of the default, if Landlord fails to proceed diligently to cure such default after such notice). In the event of a Landlord default, then Tenant may immediately or at any time thereafter, in addition to any other rights and remedies as may otherwise be provided in this Lease for a Landlord default, pursue all rights and remedies it may have at law and equity generally.

24.4                        Self Help.  If either party (“Defaulting Party”) fails to perform any agreement or obligation on its part to be performed under this Lease, the other party (“Curing Party”) shall have the right (i) if no emergency exists, to perform the same after giving thirty (30) days notice to Defaulting Party, and (ii) in any emergency situation to perform the same immediately without notice or delay.  For the purpose of rectifying a default of Defaulting Party as aforesaid, Curing Party shall have the right to enter the Leased Premises.  Defaulting Party shall on demand reimburse Curing Party for the costs and expenses incurred by Curing Party in rectifying defaults as aforesaid, including reasonable attorneys’ fees, together with interest thereon at the Default

Rate, but nothing herein shall be deemed to permit either party to set off any costs of cure or other amounts against the amounts owing to the other party hereunder.  Any act or thing done by Curing Party pursuant to this Article 24.4 shall not constitute a waiver of any such default by Curing Party or a waiver of any covenant, term or condition herein contained or the performance thereof.

24.5                        Remedies Cumulative.  The various rights and remedies given to or reserved to Landlord and Tenant by this Lease or allowed by law shall be cumulative, irrespective of whether so expressly stated.

24.6                        Limitation on Landlord’s Liability.  Notwithstanding anything to the contrary in this Lease:  (A) Tenant will look solely to the interest of Landlord (or its successor as Landlord hereunder) in the Leased Premises for the satisfaction of any judgment or other judicial process requiring the payment of money as a result of (i) any negligence (including gross negligence) or (ii) any breach of this Lease by Landlord or its successor (including any beneficial owners, partners, shareholders, trustees or others affiliated or related to Landlord or such successor) and Landlord shall have no personal liability hereunder of any kind, and (B) Tenant’s sole right and remedy in any action concerning Landlord’s reasonableness (where the same is required hereunder) will be an action for declaratory judgment and/or specific performance, and in no event shall Tenant be entitled to claim or recover any damages in any such action.

24.7                        Interest on Past Due Obligations; Late Charges.  Except where another rate of interest is specifically provided for in this Lease, any amount due from either party to the other under this Lease which is not paid when due shall bear interest at the Default Rate from the date such payment was due to and including the date of payment.  In addition, Tenant acknowledges that the late payment of any installment of Rent, including, without limitation, Annual Fixed Rent, Annual Percentage Rent or any other amounts due Landlord will cause Landlord to incur certain costs and expenses, the exact amount of which are extremely difficult or impractical to fix.  These costs and expenses may include, without limitation, administrative and collection costs and processing and accounting expenses.  Therefore, if any installment of Rent, including, without limitation, Annual Fixed Rent, Annual Percentage Rent, and any other amount due Landlord is not received by Landlord from Tenant when due, Tenant shall immediately pay to Landlord a late charge equal to the lesser of (i) four percent (4%) of such delinquent amount, and (ii) One Thousand Dollars ($1,000.00).  Upon accrual, all such late charges shall be deemed “Additional Rent. “

ARTICLE 25.
ACCESS TO PREMISES

25.1                        Ongoing Access and Inspection Rights.  Tenant shall permit Landlord and its authorized representatives to enter the Ski Facility at all reasonable times (upon 48 hours prior notice, except in the event of an emergency, in which event no prior notice is required prior to entry) for the purposes of (i) serving or posting or keeping posted thereon notices required or permitted by Law, (ii) conducting periodic inspections, (iii) performing any work thereon required or permitted to be performed by Landlord pursuant to this Lease, and (iv) showing the Leased Premises to prospective purchasers or lenders.

25.2                        Landlord’s Development and Construction Inspection Rights.  During any other period of Tenant’s fixturing, development, or construction in the Leased Premises, Landlord shall have the right to physically inspect, and to cause one or more engineers or other representatives of Landlord to physically inspect, the Leased Premises, as long as the same does not substantially interfere with Tenant’s operation of or construction activities on the Leased Premises.  Such inspections shall include (without limitation) such tests, inspections and audits of environmental and soils conditions as Landlord deems necessary.  Landlord shall make such inspections in good faith and with due diligence.  All inspection fees, appraisal fees, engineering fees, environmental fees and other expenses of any kind incurred by Landlord relating to the inspection of the Leased Premises will be solely Landlord’s expense.  Tenant shall cooperate with Landlord in all reasonable respects in making such inspections.  Tenant reserves the right to have a representative present at the time Landlord conducts any such inspection of the Leased Premises.  Landlord shall notify Tenant not less than two (2) business days in advance of making any such inspection.  In making any inspection, Landlord will treat, and will cause any representative of Landlord to treat, all information obtained by Landlord pursuant to the terms of this Article 25.2 as strictly confidential.  Landlord agrees to indemnify and hold Tenant, its directors, contractors, employees, agents and representatives harmless for, from and against any and all injuries, losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys’ fees and court costs), actual or threatened, which result from or arise out of any inspections by Landlord or its authorized representatives pursuant to this Article 25.2.  Notwithstanding any provision herein to the contrary, the indemnity contained in the preceding sentence shall survive the termination of this Lease.

ARTICLE 26.
FORCE MAJEURE; ARCHAEOLOGICAL-PALEONTOLOGICAL DISCOVERIES

26.1                        Force Majeure.  If either party is delayed or hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive Laws (except as otherwise specifically provided herein), riots, insurrection, terrorist acts, enemy or hostile government action, acts of God, war or other reason beyond the reasonable control of and not the fault of the party delayed in performing the work or doing the acts required under the terms of this Lease (collectively, “Force Majeure”), then performance of such act shall be excused for the period of the delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.  The provisions of this Article shall not (i) operate to excuse Tenant from prompt payment of Rent or any other payment required by Tenant under the terms of this Lease, or (ii) be applicable to delays resulting from the inability of a party to obtain financing or to proceed with its obligations under this Lease because of a lack of funds.

26.2                        Archeological-Paleontological Discoveries.  Tenant shall immediately notify Landlord of any and all antiquities or other objects of historic or scientific interest.  These include, without limitation, historic and prehistoric ruins, fossils, or artifacts discovered in the course of performance of this Lease or during any development, construction, maintenance, or repair of the Leased Premises.  Tenant shall use diligent, protective and mitigative measures to leave such discoveries intact until further notification from Landlord.

ARTICLE 27.
MISCELLANEOUS

27.1                        Lease Not to be Recorded.  Upon request of Landlord or Tenant, the parties hereto shall promptly execute and deliver a memorandum of this Lease for recording purposes in mutually agreeable recordable form.  If Tenant elects to record such memorandum, Landlord shall promptly cause the same to be recorded, at Tenant’s expense.  Neither party may record this Lease without the consent of the other party.

27.2                        Notices.  All notices, consents, requests, approvals and authorizations (collectively, “Notices”) required or permitted under this Lease shall only be effective if in writing.  All Notices (except Notices of default, which may only be sent pursuant to the methods described in (A) and (B) below) shall be sent (A) by registered or certified mail (return receipt requested), postage prepaid, or (B) by Federal Express, U.S. Post Office Express Mail, Airborne or similar nationally recognized overnight courier which delivers only upon signed receipt of the addressee, or (C) by facsimile transmission with original sent via U.S. Mail and addressed as follows or at such other address, and to the attention of such other person, as the parties shall give notice as herein provided:

If intended for Landlord:	EPT Ski Properties, Inc.
c/o EPR Properties
Attention: Asset Management
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
	Telephone:	(816) 472-1700
	Facsimile:	(816) 472-5794

With a copy to:	EPR Properties
Attention: General Counsel
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
	Telephone:	(816) 472-1700
	Facsimile:	(816) 472-5794

If intended for Tenant:
Attention:

	Telephone:	( ) -
	Facsimile:	( ) -
With a copy to:
Attention:

	Telephone:	( ) -

Facsimile:	( ) -

A notice, request and other communication shall be deemed to be duly received if delivered by a nationally recognized overnight delivery service, when delivered to the address of the recipient, if sent by mail, on the date of receipt by the recipient as shown on the return receipt card, or if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient’s facsimile number; provided that if a notice, request or other communication is served by hand or is received by facsimile on a day which is not a Business Day, or after 5:00 p.m. local time on any Business Day at the addressee’s location, such notice or communication shall be deemed to be duly received by the recipient at 9:00 a.m. local time of the addressee on the first Business Day thereafter.  Rejection or other refusal to accept or the inability to delivery because of changed address of which no Notice was given shall be deemed to be receipt of the Notice as of the date of such rejection, refusal or inability to deliver.

27.3                        Waiver of Performance and Disputes.  One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed as a waiver of a subsequent breach of the same or any other covenant, term or condition, nor shall any delay or omission by either party to seek a remedy for any breach of this Lease or to exercise a right accruing to such party by reason of such breach be deemed a waiver by such party of its remedies or rights with respect to such breach.  The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any similar act.

27.4                        Modification of Lease.  The terms, covenants and conditions hereof may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of the change, modification or discharge is sought, or by such party’s agent.

27.5                        Captions.  Captions used throughout this Lease are for convenience and reference only. The words contained therein shall in no way be deemed to explain, modify, amplify or aid in the interpretation or construction of the provisions of this Lease.

27.6                        Lease Binding on Successors and Assigns, etc.  Except as herein otherwise expressly provided, all covenants, agreements, provisions, terms and conditions of this Lease shall bind and inure to the benefit of each of the parties hereto and their heirs, devisees, executors, administrators, successors in interest and assigns as well as grantees of Landlord, and shall run with the land.  Without limiting the generality of the foregoing, all rights of Tenant under this Lease may be granted by Tenant to any permitted sublessee of Tenant, subject to the terms of this Lease.

27.7                        Brokers.  Landlord represents and warrants to Tenant that it has not incurred or caused to be incurred any liability for real estate brokerage commissions or finder’s fees in connection with the execution or consummation of this Lease for which Tenant may be liable.  Tenant represents and warrants to Landlord that it has not incurred or caused to be incurred any liability for real estate brokerage commissions or finder’s fees in connection with the execution or consummation of this Lease for which Landlord may be liable.  Each of the parties agrees to indemnify and hold the other harmless for, from and against any and all claims, liabilities or expense (including reasonable attorneys’ fees) in connection with any breach of the foregoing representations and warranties.

27.8                        Landlord’s Status as a REIT.  The following clause shall be applicable if Landlord is a real estate investment trust:  Tenant acknowledges that Landlord intends to elect to be taxed as a real estate investment trust (“REIT”) under the Code.  Tenant shall exercise its reasonable best efforts not do anything which would materially adversely affect Landlord’s status as a REIT.  Tenant agrees to enter into reasonable modifications of this Lease which do not materially adversely affect Tenant’s rights and liabilities if such modifications are required to retain or clarify Landlord’s status as a REIT.

27.9                        Governing Law.  This Lease shall be governed by and construed in accordance with the laws of the State where the Leased Premises are located, but not including such State’s conflict-of-laws rules.

27.10                 Estoppel.  Landlord and Tenant each confirm and agree that (a) it has read and understood all of the provisions of this Lease; (b) it is an experienced real estate investor and is familiar with major sophisticated transactions such as that contemplated by this Lease; (c) it has negotiated with the other party at arm’s length with equal bargaining power; and (d) it has been advised by competent legal counsel of its own choosing.

27.11                 Joint Preparation.  This Lease (and all exhibits thereto) is deemed to have been jointly prepared by the parties hereto, and any uncertainty or ambiguity existing herein, if any, shall not be interpreted against any party, but shall be interpreted according to the application of the rules of interpretation for arm’s-length agreements.

27.12                 Interpretation.  It is hereby mutually acknowledged and agreed that the provisions of this Lease have been fully negotiated between parties of comparable bargaining power with the assistance of counsel and shall be applied according to the normal meaning and tenor thereof without regard to the general rule that contractual provisions are to be construed narrowly against the party that drafted the same or any similar rule of construction.

27.13                 Severability.  If any provisions of this Lease are determined to be invalid by a court of competent jurisdiction, the balance of this Lease shall remain in full force and effect, and such invalid provision shall be construed or reformed by such court in order to give the maximum permissible effect to the intention of the parties as expressed therein.

27.14                 Landlord and Tenant.  Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Landlord and Tenant, it being expressly understood and agreed that neither the computation of Rent nor any other provision contained in this Lease nor any act or acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

27.15                 Authority.  The persons executing this Lease on behalf of Tenant and Landlord covenant and warrant to the other party that (a) they are duly authorized to execute this Lease on behalf of the party for whom they are acting, and (b) the execution of this Lease has been duly authorized by the party for whom they are acting.

27.16                 Time is of the Essence.  Time is of the essence with respect to the performance of each of the terms, provisions, covenants and conditions contained in this Lease.

27.17                 Consent.  The parties agree to act in good faith and with fair dealing with one another in the execution, performance and implementation of the terms and provisions of this Lease.  Whenever the consent, approval or other action of a party is required under any provision of this Lease, such consent, approval or other action shall not be unreasonably withheld, delayed or conditioned by a party unless the provision in question expressly authorizes such party to withhold or deny consent or approval or decline to take action in accordance with a different standard, in which case the consent or approval or the decision to not take action may be withheld, delayed or conditioned in accordance with the different standard (any provision indicating that consent is not to be unreasonably withheld is to be interpreted to mean that consent shall not be unreasonably withheld, delayed or conditioned.

27.18                 Landlord’s Right to Inspect. Upon reasonable advance notice to Tenant, Tenant shall permit Landlord and its authorized representatives to inspect its Leased Premises during usual business hours.  Landlord shall take care to minimize disturbance of the operations on the Leased Premises, except in the case of an emergency.

27.19                 Attorneys’ Fees.  If Landlord or Tenant brings an action or other proceeding against the other to enforce or interpret any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Lease, or by reason of any breach or default hereunder or thereunder, the party prevailing in any such action or proceeding and any appeal thereupon shall be paid all of its costs and reasonable outside attorneys’ fees incurred therein.  In addition to the foregoing and other provisions of this Lease that specifically require Tenant to reimburse, pay or indemnify against Landlord’s attorneys’ fees, Tenant shall pay, as Additional Charges, all of Landlord’s reasonable outside attorneys’ fees incurred in connection with the enforcement of this Lease (except to the extent provided above), including reasonable attorneys’ fees incurred in connection with the review, negotiation or documentation of any subletting, assignment, or management arrangement or any consent requested in connection therewith, and the collection of past due Rent.

27.20                 Further Assurances.  The parties agree to promptly execute and provide all additional documents and other assurances that are reasonably necessary to carry out and give effect to the intent of the parties reflected in this Lease.

27.21                 Joint and Several Liability.  All obligations of Tenant herein are joint and several, and may not be waived or apportioned, except by written consent of Landlord, which consent may be withheld by Landlord in its sole and absolute discretion.

27.22                 Counterparts.  This Lease may be executed at different times and in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Lease by facsimile or portable document format (PDF)

shall be as effective as delivery of a manually executed counterpart of this Lease.  In proving this Lease, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

27.23                 Rules of Construction.  The following rules of construction shall be applicable for all purposes of this Lease, unless the context otherwise requires:

(a)                                 The terms “hereby,” “hereof,” “hereto,” “herein,” “hereunder” and any similar terms shall refer to this Lease, and the term “hereafter” shall mean after, and the term “heretofore” shall mean before, the date of this Lease.

(b)                                 Words of the masculine, feminine or neuter gender shall mean and include the correlative words of the other genders and words importing the singular number shall mean and include the plural number and vice versa.

(c)                                  The terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to.”

ARTICLE 28.
WAIVER OF TRIAL BY JURY

TO THE FULLEST EXTENT PERMITTED BY LAW, TENANT AND LANDLORD HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN ANY MATTERS ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE AND OCCUPANCY OF THE SKI FACILITY OR LEASED PREMISES, AND ANY CLAIM OF INJURY OR DAMAGE.

[signature page follows]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed as of the day and year first above written.

LANDLORD:

EPT SKI PROPERTIES, INC., a Delaware corporation

By:

Name:

Title:

TENANT:

, a

By:

Name:

Title:

EXHIBIT G
TO OPTION AGREEMENT

GUARANTY

THIS GUARANTY is given as of                                                     , by PEAK RESORTS, INC., MAD RIVER MOUNTAIN, INC., SNH DEVELOPMENT, INC., L.B.O. HOLDING, INC., MOUNT SNOW, LTD., HIDDEN VALLEY GOLF AND SKI, INC., SNOW CREEK, INC., PAOLI PEAKS, INC., DELTRECS, INC., BRANDYWINE SKI RESORT, INC., BOSTON MILLS SKI RESORT, INC., and JFBB SKI AREAS, INC. [INCLUDE ALL PRESENT AND FUTURE SUBSIDIARIES] (hereinafter collectively referred to as “Guarantor”).

EPT SKI PROPERTIES, Inc., a Delaware corporation (“Landlord”), is willing to execute that certain Lease Agreement (“Lease”) dated                                 , between Landlord and                                                corporation (“Tenant”) pertaining to the                  in                                        as legally described on Exhibit A attached hereto (“Premises”) on the condition of receiving this Guaranty from the Guarantor. For and in consideration of leasing the Premises by the Landlord to the Tenant under the Lease, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

1.                                      The Guarantor hereby, jointly and severally if more than one, unconditionally and irrevocably guarantees the prompt and faithful performance of all of the terms and provisions of the Lease by the Tenant and any assignee of the Tenant to Landlord and its successors and assigns (subject to the terms hereof), including, but not limited to, the payment of all installments of rent and other sums due to Landlord thereunder (“Obligations”).  The Guarantor does hereby waive each and every notice to which the Guarantor may be entitled under the Lease, or otherwise, and expressly consents to any extension of time, leniency, amendment, waiver, forbearance, or any change which may be made in any term and condition of the Lease (collectively “Modifications”), and no such Modifications (including, without limitation, (a) Modifications which increase the amount of rent owing under the Lease, increase the length of the Lease term, add additional space to the Premises, or change the location of any part of the Premises; or (b) Modifications occurring after any purported revocation of this Guaranty) shall release the Guarantor from any liability or obligation hereby incurred or assumed. The Guarantor further expressly waives any notice of default in or under any of the terms of the Lease, notice of acceptance of this Guaranty, and all setoffs and counterclaims.

2.                                      It is specifically understood and agreed that, in the event of a default by the Tenant of the terms and provisions of the Lease which is not cured by the Tenant (or Guarantor) within any applicable grace period, if any, afforded the Tenant under the Lease, the Landlord shall be entitled to commence any action or proceeding against the Guarantor or otherwise exercise any available remedy at law or in equity to enforce the provisions of this Guaranty without first commencing any action or otherwise proceeding against the Tenant or otherwise exhausting any or all of its available remedies against the Tenant, it being expressly agreed by the Guarantor that its liability under this Guaranty shall be primary. The Landlord may maintain successive actions for other defaults. The Landlord’s rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action, until and unless all Obligations hereby guaranteed have been paid and fully performed.

3.                                      In the event that any action is commenced by the Landlord to enforce the provisions of this Guaranty, the Landlord shall be entitled, if it shall prevail in any such action or proceeding, to recover from Guarantor all reasonable costs incurred in connection therewith or in connection with any action to enforce any provisions of the Lease or to realize on any collateral securing performance under either the Lease or this Guaranty, including without limitation reasonable attorneys’ fees.  In the event any action is commenced by the Landlord to enforce the provisions of this Guaranty and Guarantor prevails, Landlord shall pay Guarantor all reasonable costs incurred in connection with Guarantor’s defense of such action, including without limitation reasonable attorneys’ fees and costs.

4.                                      The Guarantor hereby waives any claim, right or remedy which the Guarantor may now have or hereafter acquire against the Tenant that arises hereunder and/or from the performance by the Guarantor hereunder including, without limitation, any claim, remedy, or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of the Landlord against the Tenant or any security which the Landlord now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, to any claim, right or remedy which the Landlord may now have or hereafter acquire against the Tenant that arises under the Lease or otherwise relating to the Obligations.

5.                                      The Guarantor acknowledges that the Guarantor is financially interested in the Tenant and will receive a direct or indirect benefit if the Landlord enters into the Lease with the Tenant, and that the Landlord would not enter into the Lease with the Tenant unless it received this Guaranty.

6.                                      Notwithstanding anything herein to the contrary, Guarantor shall be released and relieved from liability under this Guaranty and this Guaranty shall be of no further force and effect without the necessity of any further documentation from and after the date Tenant requests and Landlord consents to an assignment or if Tenant assigns the Lease to an entity controlling, controlled by or under common control of Tenant, and (i) the assignee, by written instrument, duly executed and acknowledged and delivered to Landlord, assumes and covenants and agrees with Landlord to perform all the terms, covenants and conditions of this Lease which by the terms hereof are binding on Tenant from and after such transfer and (ii) such assignee (or the guarantor of such assignee’s obligations under this Lease) shall have a book net worth of not less than $50,000,000.00 as of the end of the calendar month preceding the month during which any such assignment becomes effective, as demonstrated to Landlord’s reasonable satisfaction (e.g. by audited financial statements or the delivery of a 10-Q report, in the case of a public company).  Notwithstanding that the release of Guarantor hereunder (subject to the conditions described above) does not require further documentation to be effective, Landlord will, promptly upon Guarantor’s request (and after the occurrence of any of the conditions to release described above or if this Guaranty is otherwise terminated in accordance with the terms of the Lease), provide Guarantor a written document releasing Guarantor of its obligations hereunder.  The requirement of Landlord to provide such release will expressly survive the termination of the remainder of this Guaranty.

7.                                      This Guaranty shall inure to the benefit of the Landlord, its heirs, personal representatives, successors and assigns and shall be binding upon the Guarantor and the heirs, personal representatives, successors and assigns of the Guarantor.

8.                                      The liability of the Guarantor hereunder shall in no way be affected by, and the Guarantor expressly waives any defenses that may arise by reason of, (a) the release or discharge of the Tenant in any creditors’, receivership, bankruptcy or other proceedings; (b) the impairment, limitation or modification of the liability of the Tenant or the estate of the Tenant in bankruptcy, or of any remedy for the enforcement of the Tenant’s liability under the Lease, resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other statute or from the decision in any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the modification, assignment or transfer of the Lease by the Tenant; (e) any disability or other defense of the Tenant; or (f) the cessation from any cause whatsoever of the liability of the Tenant under the Lease.

9.                                      The Guarantor agrees that in the event the Tenant becomes insolvent or is adjudicated bankrupt, or files a petition for reorganization, arrangement, or similar relief under any present or future provisions of the Federal Bankruptcy Code, or any similar law or statute of the United States or any State thereof, or if an order for relief is entered against the Tenant on a petition for involuntary bankruptcy filed by any of the creditors of the Tenant, or if the Tenant seeks a judicial readjustment of the rights of its creditors under any present or future Federal or State law or if a receiver of all or part of its property and assets is appointed by any State or Federal Court, then in addition to all other remedies available to Landlord under the Lease or at law, the following shall apply:

a.                                      If the Lease shall be terminated or rejected, or the Obligations of the Tenant thereunder shall be modified, the Landlord shall have the option either (i) to require the Guarantor, and the Guarantor hereby so agrees, to execute and deliver to the Landlord a new Lease as the tenant for the balance of the term then remaining as provided in the Lease and upon the same terms and conditions as set forth therein, or (ii) to recover from the Guarantor that amount which the Landlord would be entitled to recover from the Tenant under the Lease in the event of a termination of the Lease by the Landlord because of a default by the Tenant, and such amount shall be recoverable from the Guarantor without regard to whether the Landlord is entitled to recover that amount from the Tenant in any such proceeding.

b.                                      If any obligation under the Lease is performed by the Tenant and all or any part of that performance is avoided or recovered from the Landlord as a preference, fraudulent transfer or otherwise, in any bankruptcy, insolvency, liquidation, reorganization or other proceeding involving the Tenant, the liability of the Guarantor under this Guaranty shall remain in full force and effect.

10.                               The following terms for purposes of this Guaranty shall have the meanings hereinafter specified:

“Affiliate” shall mean as applied to a person or entity, any other person or entity directly or indirectly controlling, controlled by, or under common control with, that person or entity.

“Related Agreement” shall mean any lease, sublease, note, mortgage, loan agreement or similar agreement or arrangement by and between Landlord, or an Affiliate of Landlord, and Guarantor, or an Affiliate of Guarantor, or any guaranty or similar arrangement by and between Landlord, or an Affiliate of Landlord, and Guarantor, or an Affiliate of Guarantor under which Guarantor has agreed to guarantee the performance of a lease, sublease, note, mortgage, loan agreement or similar arrangement.

It shall be an event of default hereunder (i) upon the occurrence of any default under a Related Agreement that remains uncured after the expiration of the applicable cure period thereunder; or (ii) the Book Net Worth of Guarantor shall be less than $15,000,000 and Guarantor shall have failed to deliver a replacement guaranty reasonably acceptable to Landlord from an entity with a Book Net Worth in excess of $15,000,000, or (iii) Guarantor (a) admits in writing its inability to pay its debts generally as they become due, (b) commences any case, proceeding or other action seeking to have an order for relief entered on its behalf as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any federal, state or local law relating to bankruptcy, insolvency, reorganization or relief of debtors, (c) makes an assignment for the benefit of its creditors, (d) is generally unable to pay its debts as they mature, (e) seeks or consents to the appointment of a receiver of itself or of the whole or any substantial part of its property, or (f) files a petition or answer seeking reorganization or arrangement under an order or decree appointing, without the consent of Guarantor, a receiver of Guarantor of the whole or substantially all of its property, and such case, proceeding or other action is not dismissed within ninety (90) days after the commencement thereof.  “Book Net Worth” shall be calculated on a rolling four quarter basis as follows: the Book Net Worth for Guarantor’s final quarter shall mean the amount of Guarantor’s retained earnings as of the last day of Guarantor’s final quarter (presently, March 31); subsequent quarterly determinations of Book Net Worth shall be made on the last day of Guarantor’s first, second, and third quarters by taking the Book Net Worth of Guarantor as of the last day of the immediately preceding fiscal year plus or minus the net income for the immediately preceding twelve (12) month period ending on such date, less distributions to shareholders, if any.

11.                               This Guaranty shall be construed and enforced in accordance with the laws of the state in which the Premises are located.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

GUARANTORS:

PEAK RESORTS, INC., a Missouri corporation

By:
Stephen J. Mueller, Vice-President

MAD RIVER MOUNTAIN, INC., a Missouri corporation

By:
Stephen J. Mueller, Vice-President

SNH DEVELOPMENT, INC., a Missouri corporation

By:
Stephen J. Mueller, Vice-President

L.B.O. HOLDING, INC., a Maine corporation

By:
Stephen J. Mueller, Vice-President

MOUNT SNOW, LTD., a Vermont corporation

By:
Stephen J. Mueller, Vice-President

HIDDEN VALLEY GOLF AND SKI, INC., a Missouri corporation

By:
Stephen J. Mueller, Vice-President

SNOW CREEK, INC., a Missouri corporation

By:
Stephen J. Mueller, Vice-President

PAOLI PEAKS, INC., a Missouri corporation

By:
Stephen J. Mueller, Vice-President

DELTRECS, INC., an Ohio corporation

By:
Stephen J. Mueller, Vice-President

BRANDYWINE SKI RESORT, INC., an Ohio corporation

By:
Stephen J. Mueller, Vice-President

BOSTON MILLS SKI RESORT, INC., an Ohio corporation

By:
Stephen J. Mueller, Vice-President

JFBB SKI AREAS, INC., a Missouri corporation

By:
Stephen J. Mueller, Vice-President

[INCLUDE ALL SUBSIDIARIES]

EXHIBIT A
TO GUARANTY

EXHIBIT H

TO OPTION AGREEMENT

MEMORANDUM OF OPTION AGREEMENT

When recorded return to:

EPT Ski Properties, Inc.

Attn: General Counsel

909 Walnut, Suite 200

Kansas City, MO 64106

MEMORANDUM OF OPTION AGREEMENT

THIS MEMORANDUM OF OPTION AGREEMENT (“Memorandum”) evidences that certain Option Agreement (the “Option Agreement”) that was entered into as of                      , 201     (the “Effective Date”), by and among BRANDYWINE SKI RESORT, INC., an Ohio corporation, BOSTON MILLS SKI RESORT, INC., an Ohio corporation, JFBB SKI AREAS, INC., a Missouri corporation and SYCAMORE LAKE, INC., an Ohio corporation, having an address of c/o Peak Resorts, Inc., 17409 Hidden Valley Drive, Eureka, Missouri 63025, and EPT SKI PROPERTIES, INC., a Delaware corporation (“Grantee”), having an address of 909 Walnut, Suite 200, Kansas City, MO 64106.

Pursuant to the Option Agreement,                                                           (“Grantor”) granted Grantee the right to purchase certain real property located in the County of                       , State of                               , legally described on Exhibit A, attached hereto and by this reference made a part hereof, for the period, and on and subject to the terms and conditions, set forth in the Option Agreement. As a condition to such acquisition by Grantee, Grantee would be required to lease such real property back to Grantor, which lease would have a priority date as of the Effective Date.

[signature and notary pages follow.]

IN WITNESS WHEREOF, Grantor and Grantee have duly executed this Memorandum as of the day and year first above written.

GRANTOR:

By:
Name:
Its:

STATE OF	)
) SS.
COUNTY OF	)

On                                               , before me, the undersigned, Notary Public personally appeared                                                                                             , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public

S-1

IN WITNESS WHEREOF, Grantor and Grantee have duly executed this Memorandum of Option as of the day and year first above written.

GRANTEE:

EPT SKI PROPERTIES, INC.,

a Delaware corporation

By:
Name:
Title:

STATE OF	)
) SS.
COUNTY OF	)

On                                               , before me, the undersigned,  Notary Public personally appeared                                                                                             , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public

S-2

EXHIBIT A TO MEMORANDUM OF OPTION AGREEMENT

LEGAL DESCRIPTION

EXHIBIT L

1

MASTER RIGHT OF FIRST REFUSAL AGREEMENT

(Finance and Acquisition Opportunities)

THIS MASTER RIGHT OF FIRST REFUSAL AGREEMENT (this “Agreement”), is made as of this          day of                   , 2014 (the “Effective Date”), by and between EPT SKI PROPERTIES, INC., a Delaware corporation (“EPR”), and PEAK RESORTS, INC., a Missouri corporation (“Peak”).

RECITALS

A.                                    Peak and its affiliates acquire, develop, construct, own, operate and manage ski resorts, related and ancillary maintenance facilities, health care facilities, support facilities, food and beverage facilities, pump houses, summer seasonal operated mountain coaster(s), summer seasonal operated zip lines, together with other operations ancillary to Peak’s ski resort facilities throughout the United States (such facility, a “Ski Resort Facility”, and collectively, “Ski Resort Facilities”).

B.                                    Peak has agreed that prior to it or its affiliates undertaking any purchase, ground lease, sale/leaseback, management or financing transaction with respect to any new or existing Ski Resort Facilities (a “Proposed Transaction”), Peak shall first present such Proposed Transaction to EPR and EPR shall have a right of first refusal to provide all or a portion of the financing for the Proposed Transaction, all in accordance with, and subject to, the terms and conditions set forth in this Agreement.

AGREEMENT

IN CONSIDERATION of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Peak and EPR, it is hereby agreed as follows:

1.                                      Right of First Refusal.2.         Subject to the terms and conditions hereinafter set forth, Peak agrees to and commits to present to EPR all Ski Resort Facility related Finance/Purchase Opportunities (hereinafter described) which Peak desires to enter into during the Term (hereinafter defined).

2.                                      Submission of Finance/Purchase Opportunities for Ski Resort Facilities.

(A)                               If at any time during the term of this Agreement, Peak desires to enter into a Proposed Transaction with respect to a proposed Ski Resort Facility (individually, a “Finance/Purchase Opportunity” and collectively, the “Finance/Purchase Opportunities”), Peak hereby shall notify EPR of such Finance/Purchase Opportunity in writing, which notification (the “Notice”) shall set forth all material terms and conditions of the Finance/Purchase Opportunity, and, to the extent applicable, shall attach or include the following:

(i)                                     the proposed purchase contract, loan commitment, loan agreement, term sheet or letter of intent relating to such Finance/Purchase Opportunity;

(ii)                                  a detailed description of the Proposed Transaction;

(iii)                               list of current and proposed (including Peak and Affiliates) list of ski resorts in the metropolitan statistical area;

(iv)                              competitive analysis; and

(v)                                 such other information and due diligence materials as may be reasonably requested by EPR to evaluate whether EPR desires to consummate such Proposed Transaction.

(B)                               EPR shall have seven (7) business days (the “Evaluation Period”) following receipt of the Notice and all information and materials referenced in Section 2(A) above (as may be modified by agreement between EPR and Peak), to determine whether EPR desires to enter into the Proposed Transaction.

(C)                               If EPR desires to accept the Finance/Purchase Opportunity, EPR shall give written notice to Peak (the “Election Notice”) on or prior to the expiration of the Evaluation Period that it desires to accept the Finance/Purchase Opportunity.

(D)                               After delivery of an Election Notice, EPR shall seek approval of the Finance/Purchase Opportunity on the terms set forth in the Notice from EPR’s parent company investment committee and such other internal approvals as may be necessary. EPR shall have seven (7) business days (the “Approval Period”) following delivery of the Election Notice and all information and materials referenced in Section 2(A) above (as may be modified by agreement between EPR and Peak), to obtain such approvals and give written notice to Peak (the “Approval Notice”) on or prior to the expiration of the Approval Period that it has accepted the Finance/Purchase Opportunity, which shall be a binding commitment of EPR to finance the Proposed Transaction on the terms set forth in the Notice, subject to the terms of this Agreement and any subsequent agreement executed by EPR. Delivery of an Election Notice shall not constitute EPR’s final approval of a Finance/Purchase Opportunity and nothing shall bind EPR to a Finance/Purchase Opportunity unless and until EPR delivers an Approval Notice.

(E)                                If EPR delivers an Approval Notice committing to the Proposed Transaction for the Finance/Purchase Opportunity, then EPR and Peak shall enter into the Proposed Transaction on the terms set forth in the Notice, but on and subject to satisfaction of any reasonable conditions EPR may have with respect to closing, including without limitation EPR’s review, to its reasonable satisfaction, of title, surveys, zoning, and all other due diligence materials relating to the Proposed Transaction; and completion of all inspections of the Ski Resort Facility, including environmental site assessments, to EPR’s satisfaction.

(F)                                 Upon, and simultaneously with, the closing of the Proposed Transaction, EPR and Peak will execute and deliver any documents necessary or required in order to consummate the Proposed Transaction on the terms set forth in the Notice.

(G)                               In the event that EPR does not accept the Finance/Purchase Opportunity within the Approval Period, then Peak shall have the right to enter into the Proposed Transaction independently of EPR or to seek alternative financing and enter into such Proposed Transaction provided that such transaction shall be on substantially the same terms as set forth in the Notice from Peak.

(H)                              Peak’s obligation to present EPR with Finance/Purchase Opportunities, as provided for in Section 2(A) above, shall cease upon the earlier of (i) seven (7) years from the Effective Date of this Agreement or (ii) EPR’s acceptance of Financing/Purchase Opportunities having a total value, in the aggregate, equal to or greater than Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00).

3.                                      Conventional Financing.  Notwithstanding anything to the contrary contained in this Agreement, Peak shall not be required to submit for EPR’s review and consideration as a Finance/Opportunity any Proposed Transaction with a national or state bank, savings and loan institution, credit union, trust or insurance company, but specifically excluding any real estate investment trust, hedge fund, or private equity fund that, if consummated, would result in the contemplated Ski Facility Proposed Transaction having a loan to value ratio of  less than sixty percent (60%).

4.                                      Representations and Warranties.  Peak and EPR hereby represent and warrant to each other as follows:

(A)                               Organization, Good Standing and Authority.

(i)                                     EPR (a) is a corporation validly existing under the laws of the State of Delaware, (b) is duly qualified and authorized to do business and is in good standing in every other jurisdiction where the nature of its business requires such qualification, except to the extent that any failure to so qualify or be in good standing would not have a material adverse effect on its ability to perform its obligations under this Agreement, (c) has all requisite power and authority, and all requisite governmental licenses and permits, to own and operate its properties and to carry on its business as presently conducted, and (d) has the requisite power and authority to enter into and perform its obligations under this Agreement.

(ii)                                  Peak (i) is a corporation validly existing under the laws of the State of Missouri, (ii) is duly qualified and authorized to do business and is in good standing in every other jurisdiction where the nature of its business requires such qualification, except to the extent that any failure to so qualify or be in good standing would not have a material adverse effect on its ability to perform its obligations under this Agreement, (iii) has all requisite power and authority, and all requisite governmental licenses and permits, to own and operate its properties and to carry on its business as presently conducted, and (iv) has the requisite power and authority to enter into and perform its obligations under this Agreement.

(B)                               Approval and Enforceability of Agreements.

(i)                                     The execution and delivery of this Agreement and the performance of all of the covenants and agreements contained herein have been duly authorized, ratified and confirmed by all necessary corporate action on the part of EPR.  This Agreement has been duly and validly executed and delivered by EPR.  This Agreement constitutes the legal, valid and binding obligations of EPR, enforceable in accordance with its terms.

(ii)                                  The execution and delivery of this Agreement and the performance of all of the covenants and agreements contained herein has been duly authorized, ratified and confirmed by all necessary company action on the part of Peak.  This Agreement has been duly and validly executed and delivered by Peak.  This Agreement constitutes the legal, valid and binding obligations of Peak, enforceable in accordance with its terms.

(C)                               Performance of Agreements Not a Breach or Violation.

(i)                                     The execution, delivery and performance by EPR of this Agreement:

(1)                                 do not and will not conflict with or result in any breach of any of the provisions of or constitute a default under any by-law, operating agreement, articles of organization, charter, mortgage, indenture or other agreement or instrument to which EPR is a party or by which it or its properties is bound;

(2)                                 do not conflict with or violate any law, rule or regulation applicable to EPR;

(3)                                 do not require any approval or consent of any trustee or holder of indebtedness or obligations or the shareholders of EPR or any other person under any agreement to which EPR is a party or by which it or its properties is bound, except such approvals or consents as have been duly obtained and remain in full force and effect; and

(4)                                 do not require the consent, permit, license or approval of, the giving of notice to, the registration with, or the taking of any other action by or in respect of any governmental authority, except for those consents, permits, licenses, approvals, notices, registrations or actions as to which the failure to receive or undertake could not reasonably be expected to result in a material adverse effect on the ability of EPR to perform its obligations under this Agreement.

(ii)                                  The execution, delivery and performance by Peak of this Agreement:

(1)                                 do not and will not conflict with or result in any breach of any of the provisions of or constitute a default under any by-law, operating agreement, articles of organization, charter, mortgage, indenture or other agreement or instrument to which Peak is a party or by which it or its properties is bound;

(2)                                 do not conflict with or violate any law, rule or regulation applicable to Peak;

(3)                                 do not require any approval or consent of any trustee or holder of indebtedness or obligations or the members or shareholders of Peak or any other person under any agreement to which Peak is a party or by which it or its properties is bound, except such approvals or consents as have been duly obtained and remain in full force and effect; and

(4)                                 do not require the consent, permit, license or approval of, the giving of notice to, the registration with, or the taking of any other action by or in respect of any governmental authority, except for those consents, permits, licenses, approvals, notices, registrations or actions as to which the failure to receive or undertake could not reasonably be expected to result in a material adverse effect on the ability of Peak to perform its obligations under this Agreement.

(D)                               No Litigation.

(i)                                     There is no action or proceeding pending or, to the best knowledge of EPR, after reasonable inquiry, threatened against EPR before any court or governmental authority which questions the validity or enforceability of this Agreement or would materially affect (a) the ability of EPR to perform its obligations under such agreements, or (b) the ability of EPR to own the Improvements as contemplated by this Agreement.

(ii)                                  There is no action or proceeding pending or, to the best knowledge of Peak, after reasonable inquiry, threatened against Peak before any court or governmental authority which questions the validity or enforceability of this Agreement or would materially affect (a) the ability of Peak to perform its obligations under this Agreement, or (b) the ability of Peak to construct the Improvements as contemplated by this Agreement.

(E)                                No Violations of Applicable Law.  Neither EPR nor Peak, as applicable, is in violation of any law, rule or regulation applicable to its assets, business or operations, which violation might materially impair its ability to perform its obligations under this Agreement.

(F)                                 Broker’s Fee.  As of the Effective Date, neither EPR nor Peak has employed and neither is liable for the payment of any fee to any investment banker, finder, broker, agent, government official, consultant or similar person (“Broker”) in connection with the transactions contemplated by this Agreement, and each agrees to indemnify the other against any claim for commissions made by any such persons claiming to have been employed by such party.  Peak shall pay 100% of the fees and commissions due any such Broker in connection with any Facility as and when the same come due.

(G)                               Notices.  Any notice or demand which either party hereto either is required to or may desire to serve upon the other, must be in writing, and shall be sufficiently served if (i) personally delivered, (ii) sent by registered or certified mail, postage prepaid, or (iii) sent by commercial overnight carrier, and addressed, in the instance of EPR, to:

EPR Properties, Inc.

c/o EPR Properties

Attention:  Asset Manager

909 Walnut, Suite 200

Kansas City, Missouri 64106

Telephone:                                   (816) 472-1700

Facsimile:                                         (816) 472-5794

with a copy to:

Stinson Leonard Street LLP

Attention:  Tim Laycock

1201 Walnut, Suite 2900

Kansas City, Missouri 64106

Telephone:                                   (816) 691-3179

E-mail: timothy.laycock@stinsonleonard.com

or any other address which Peak may be notified of in writing by EPR, and in the instance of Peak, to:

Peak Resorts, Inc.

Attn: Stephen Mueller

17409 Hidden Valley Drive

Eureka, Missouri 63025

E-mail: smueller@skihv.com

with a copy to: Sandberg Phoenix & Von Gontard, P.C.

Attn: David Jones

120 S. Central Avenue, Suite 1420

St. Louis, Missouri 63105

E-Mail: djones@sandbergphoenix.com

or such other address of EPR may be notified in writing by Peak.  Such notice shall be deemed to have been served within three (3) days of the time of the mailing thereof or upon receipt in the event of personal service or overnight courier; provided, however, that should such notice pertain to the change of address to either of the parties hereto, such notice shall be deemed to have been served upon receipt thereof by the party to whom such notice is given.

5.                                      Confidentiality.  Except as hereinafter provided, from and after the execution of this Agreement, EPR and Peak shall keep the contents of a Proposed Transaction and all Finance/Purchase Opportunities confidential and shall not disclose the contents hereof or any Finance/Purchase Opportunities except (a) to their representatives, consultants, attorneys, accountants, engineers, surveyORS and other parties necessary for the consummation of the contemplated transactions and except to the extent any such disclosure is necessary in connection with the enforcement of the rights of  EPR or Peak hereunder, unless the other party consents to such disclosure, or (b) as required to do so by law.

6.                                      Governing Law; Jurisdiction; Venue.  EPR and Peak agree that the State of Missouri has a substantial relationship to the parties and to the underlying transactions embodied in this Agreement, and in all respects (including, without limiting the generality of the foregoing, matters of construction, validity and performance) this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of

Missouri applicable to contracts made and performed therein and all applicable law of the United States of America.  To the fullest extent permitted by law, Peak hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MISSOURI, WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONFLICT OF LAW.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF MISSOURI OR OF THE UNITED STATES FOR THE WESTERN DISTRICT OF MISSOURI, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PEAK HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  PEAK HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER PEAK.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF EPR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST PEAK IN ANY OTHER JURISDICTION, INCLUDING THE COURTS OF THE STATE WHERE ANY FACILITY IS LOCATED.  PEAK HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

7.                                      Severability.  If any term or provision of this Agreement shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Agreement shall not be affected thereby, but each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

8.                                      Attorney’s Fees.  Each party shall pay the other party’s reasonable legal costs and attorney’s fees incurred in successfully enforcing or defending against the other party with respect to any covenants, terms or conditions of this Agreement.

9.                                      Entire Agreement; Amendments.  This Agreement and the other documents referenced herein represent the entire agreement between the parties relating to the matters set forth herein, and no modification of this Agreement, and no waiver of the terms of either of said instruments, shall be effective unless made in writing and duly executed by the parties hereto.

10.                               Successors and Assigns.  The covenants and agreements herein contained shall bind and inure to the benefit of EPR, its successors and permitted assigns, and Peak and its successors and permitted assigns.

11.                               Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument.

12.                               Interpretation of Agreement.  The preambles hereto are incorporated into and made a part of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the day and year first above written.

PEAK RESORTS, INC.
a Missouri corporation

By:
Name:
Title:

EPT SKI PROPERTIES, INC.,
a Delaware corporation

By:
Name:
Title:

EXHIBIT M

AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS,

SECURITY AGREEMENT, AND FIXTURE FILING

(                                )

THIS AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT, AND FIXTURE FILING AGREEMENT IS ALSO TO BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING.  FOR ADDITIONAL INFORMATION SEE ARTICLE 13 OF THIS INSTRUMENT.

                                , Mortgagor

to

                                 [EPR ENTIT(IES)], Mortgagee

dated as of

                                   , 20

AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS,

SECURITY AGREEMENT, AND FIXTURE FILING

(                                )

THIS AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT, AND FIXTURE FILING IS ALSO TO BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING.  FOR ADDITIONAL INFORMATION SEE ARTICLE 13 OF THIS INSTRUMENT.

Table of Contents

ARTICLE 1 GRANTING CLAUSE		2

ARTICLE 2 SECURED OBLIGATIONS		5

2.1	Obligations Secured	5

ARTICLE 3 DEFINITIONS		7

3.1	Definitions of Words and Terms	7

3.2	Rules of Construction	9

ARTICLE 4 GENERAL COVENANTS, REPRESENTATIONS AND WARRANTIES		10

4.1	Payment and Performance	10

4.2	Title to Mortgaged Property	10

4.3	Covenants, Representations and Warranties	10

4.4	Use of Premises	17

4.5	Continuing Use Restrictions	17

4.6	Prohibition of Use	17

ARTICLE 5 LIQUOR LICENSE		17

5.1	Liquor License	17

ARTICLE 6 MAINTENANCE, ALTERATIONS AND ADDITIONS		18

6.1	Maintenance of Mortgaged Property; Compliance with Laws	18

6.2	Alterations and Additions	18

ARTICLE 7 SKI LIFT OPERATIONS; CONSTRUCTION MATTERS		19

7.1	Ski Lifts	19

i

7.2	Waterpark / Amusement Park Operations	19

7.3	Construction	19

ARTICLE 8 TRANSFERS, ENCUMBRANCES AND LIENS		20

8.1	Sale or Transfer of Mortgaged Property	20

8.2	Claims Against Mortgaged Property	21

8.3	Subrogation	21

ARTICLE 9 TAXES AND PUBLIC CHARGES		21

9.1	Taxes and Public Charges	21

ARTICLE 10 INSURANCE AND CASUALTY		21

10.1	Casualty Insurance	21

10.2	Builder’s Risk Insurance	22

10.3	Flood Insurance	22

10.4	Public Liability Insurance	22

10.5	Other Insurance	23

10.6	Evidence of Insurance	23

10.7	Insurers and Cancellation	23

10.8	Casualty	23

10.9	Rights to Insurance After Foreclosure	23

ARTICLE 11 CONDEMNATION		24

11.1	Condemnation	24

ARTICLE 12 ASSIGNMENT OF LEASES AND RENTS		24

12.1	Assignment of Leases and Rents	24

12.2	Covenants Respecting Leases and Rents	24

12.3	Schedule of Leases	25

12.4	Further Documentation	25

12.5	Demand Upon Mortgagors	25

ARTICLE 13 SECURITY AGREEMENT		25

13.1	Security Agreement	25

13.2	Remedies of Mortgagee with Respect to Personal Property Collateral	26

13.3	Remedies of Mortgagee with Respect to Fixtures Constituting a Part of the Mortgaged Property	26

13.4	Financing Statement	26

ARTICLE 14 DEFAULT AND REMEDIES		26

14.1	Events of Default	26

14.2	Remedies Upon Default	28

14.3	Right of Mortgagee to Credit Sale	29

14.4	Multiple Foreclosures	29

14.5	Entry by Mortgagee	30

14.6	Appointment of Receiver	30

14.7	Remedies Cumulative	31

14.8	No Waiver	31

14.9	Attornment by Lessee	31

14.10	Waiver of Redemption and Other Rights	31

ARTICLE 15 MISCELLANEOUS		32

15.1	Protection of Mortgagee’s Security	32

15.2	Costs and Expenses	32

15.3	Successors and Assigns	32

15.4	CONFESSIONS OF JUDGMENT IN EJECTMENT	32

15.5	CONFESSIONS OF JUDGMENT FOR MONEY	33

15.6	WAIVER OF JURY TRIAL	33

15.7	Funds for and Proof of Payment of Taxes and Insurance	34

15.8	Mortgagor’s Certificate	34

15.9	Taxation Affecting Debts	34

15.10	Notices	34

15.11	Corrections and Future Acts	35

15.12	Indemnification	35

15.13	Governing Law	35

15.14	Severability	35

15.15	Amendments	35

15.16	After-Acquired Property	35

15.17	Prior Mortgage and Amendments	36

ARTICLE 16 ENVIRONMENTAL COVENANTS		36

16.1	Mortgagor’s Warranties	36

16.2	Notice of Hazardous Substances	36

16.3	Notice of Chemical Disclosures	36

16.4	Operation of Mortgaged Property	37

16.5	Indemnity	37

16.6	Separate Environmental Indemnity Agreement Not Secured by Mortgage	37

ARTICLE 17 SPECIAL COVENANTS/OBLIGATIONS AND RELIANCES		38

17.1	Single Purpose Entity	38

17.2	Relationship of Mortgagor and Mortgagee	39

17.3	No Reliance on Mortgagee	39

17.4	No Mortgagee Obligations	39

17.5	Reliance	39

AMENDED AND RESTATED MORTGAGE, ASSIGNMENT

OF RENTS, SECURITY AGREEMENT, AND FIXTURE FILING

(                                )

THIS AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT, AND FIXTURE FILING IS ALSO TO BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING.  FOR ADDITIONAL INFORMATION SEE ARTICLE 13 OF THIS INSTRUMENT.

THIS AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT, AND FIXTURE FILING (this “Mortgage”), dated this        day of                               , 20    , by [{Sycamore Lake, Inc., an Ohio corporation} {Boston Mills Ski Resort, Inc., an Ohio corporation} {Brandywine Ski Resort, Inc., an Ohio corporation} {JFBB Ski Areas, Inc., a Missouri corporation} {Mount Snow Ltd., a Vermont corporation}], whose address is c/o Peak Resorts, Inc., 17409 Hidden Drive, Wildwood, MO 63025 (“Mortgagor”), in favor of [{EPT Mount Snow, Inc.} OR {EPT Ski Properties, Inc.}], a Delaware corporation, whose address is 909 Walnut Street, Suite 200, Kansas City, MO 64106 (“Mortgagee”).

RECITALS:

A.                                    Mortgagor, together with Peak Resorts, Inc., a Missouri corporation [{, Boston Mills Ski Resort, Inc., an Ohio corporation} {Brandywine Ski Resort, Inc., an Ohio corporation}, and Deltrecs, Inc., an Ohio corporation] (collectively, jointly and severally, the “[{Alpine Valley}, {Mount Snow}, {JFBB}, {Boston Mills/Brandywine}] Borrowers”) have executed and delivered to Mortgagee that certain Amended and Restated Promissory Note dated                                , 20     in the amount of                                                                                      ($                                )  (such note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the “[{Alpine Valley}, {Mount Snow}, {JFBB}, {Boston Mills/Brandywine}] Note”).

B.                                    The                            Borrowers, together with [Sycamore Lake, Inc., an Ohio corporation, Boston Mills Ski Resort, Inc., an Ohio corporation, Brandywine Ski Resort, Inc., an Ohio corporation, JFBB Ski Areas, Inc., a Missouri corporation, Mount Snow Ltd., a Vermont corporation, Deltrecs, Inc., an Ohio corporation] (collectively, jointly and severally, the “Borrowers”) have entered into that certain [LOAN AGREEMENT] dated                                , 20    , with Lender, [{EPT Mount Snow, Inc.} OR {EPT Ski Properties, Inc.}], a Delaware corporation, and EPT Mad River, Inc., a Missouri corporation (such [LOAN AGREEMENT], as the same may be supplemented, amended, restated, modified or substituted from time to time, is hereinafter referred to as the “Loan Agreement”).

C.                                    The Mortgagor has agreed to execute and deliver this Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing to secure, among other things, to the Lender, its successors and assigns, the obligations of the Borrowers to the Lender under the                            Note, the Loan Agreement and the other Loan Documents, including all of the Secured Obligations hereinafter described.

1

D.                                    It is the intent of Mortgagor and Lender that this Mortgage shall not constitute a novation, but shall be an amendment and restatement of the prior mortgage, which shall secure all of the indebtedness evidenced by the                            Note and all of the other Secured Obligations herein described.

ARTICLE 1
GRANTING CLAUSE

Mortgagor, in consideration of the debt hereinafter mentioned and created, and the sum of Ten Dollars ($10.00) and other good and valuable considerations to it paid by Mortgagee, the receipt of which is hereby acknowledged, Mortgagor hereby irrevocably and unconditionally mortgages, gives, grants, bargains, conveys, sells, alienates, transfers, confirms, pledges, and assigns to Mortgagee, upon the statutory mortgage condition for breach of which this Mortgage is subject to foreclosure as provided by law, with mortgage covenants and right of entry and possession, all estate, right, title and interest which Mortgagor now has or may later acquire (said properties, rights and interests, together with any additions thereto that may be subject to the lien of this instrument by means of supplements hereto, being hereinafter called the “Mortgaged Property”), and insofar as the Mortgaged Property consists of equipment, accounts, accounts receivable, contract rights, general intangibles, inventory, fixtures, proceeds of collateral, chattel paper or any other personal property of any kind or character, Mortgagor hereby grants to Mortgagee a security interest in all of Mortgagor’s right, title and interest therein (all said personal property being hereinafter sometimes referred to as the “Personal Property Collateral”) namely:

1.1                               All of Mortgagor’s right, title and interest in and to the real estate described on Schedule 1 attached hereto and incorporated herein by reference (the “Land”); and all buildings, improvements and fixtures, and all other property constituting real property or real estate under the laws of the State now located, or hereafter erected, upon the Land (the “Improvements”); and all right, title and interest of Mortgagor, now owned or hereafter acquired, in and to (a) any and all strips and gores of land adjacent to or used in connection with the Land, (b) all land upon which any such buildings or Improvements may now or hereafter encroach, (c) the land within the streets, roads and alleys adjoining all such real property, and (d) all and singular the tenements, hereditaments, appurtenances, privileges, easements, franchises, rights, appendages and immunities whatsoever belonging to or in any wise appertaining to all such real property.

1.2                               Any and all equipment, lifts, vertical transportation equipment, snow generation equipment, water lines, machinery, fixtures, appliances, and machinery of any nature whatsoever, and all components thereof, and other articles of property (real, personal or mixed) at any time now or hereafter installed in, attached to or situated in or upon the Land or other real estate described above or any Improvements, used, acquired for use, or intended to be used in connection with the Land or such other real estate or in the operation of such Improvements or in the operation of Mortgagor’s business thereon, whether or not the said property is or shall be affixed thereto, including, without limiting the generality of the foregoing, (a) all building materials, fixtures, building machinery and building equipment delivered on site to the real estate acquired during the course of, or in connection with, any construction of any such Improvements, (b) all furniture, furnishings, carpeting, refrigerators, air conditioners, heating units, ranges, stoves, ovens, disposals, dishwashers and other appliances, (c) all heating, lighting,

2

refrigeration, plumbing, electrical, lighting, ventilating, incinerating, water heating, cooking, telephonic communications, data processing, security, air and water pollution control, waste disposal, fire protection equipment, air conditioning and energy management equipment, and (d) any and all subsequently acquired fixtures, appliances, machinery, equipment and personal property by way of renewal, replacement, substitution, addition or otherwise, including the property constituting real property or real estate described in Schedule 1 hereto.

1.3                               Any and all accounts, accounts receivable, contract rights, chattel paper, instruments, general intangibles and other obligations of any kind, now or hereafter existing, arising out of or in connection with the sale or lease of goods or the rendering of services, or arising out of or relating to the development, ownership or operation of the Land or any of the other Mortgaged Property, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, accounts receivable, contract rights, chattel paper, instruments, general intangibles or obligations.

1.4                               Any and all general intangibles, including without limitation, goodwill, trademarks, trade styles, trade names, books and records, customer lists, vendor lists, accounting software, franchise rights, option rights, purchase contracts and leasehold interests.

1.5                               Any and all inventory in all of its forms, wherever located, now or hereafter existing, including without limitation, (a) all goods held for sale or lease in the ordinary course of business of Mortgagor and raw materials and work in process therefor, finished goods thereof, and supplies and materials used or consumed in the manufacture or production thereof, (b) goods in which Mortgagor has any interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which Mortgagor has an interest or right as consignee), (c) goods in transit, and (d) goods which are returned to or repossessed or stopped in transit by Mortgagor, and all accessions thereto and products thereof and documents therefor.

1.6                               Any and all water and water rights, ditches and ditch rights, reservoirs and reservoir rights, stock or interests in water, irrigation or ditch companies, royalties, minerals, oil and gas rights, and lease or leasehold interests owned by Mortgagor, now or hereafter used or useful in connection with, Mortgagor to or related to the Land or other Mortgaged Property or any part thereof.

1.7                               All leases of the Land or other Mortgaged Property or any part thereof, whether now existing or hereafter entered into, all operating or management agreements relating to the operations of any of the Land or other Mortgaged Property, whether now existing or hereafter entered into, and all right, title and interest of Mortgagor thereunder, including cash and securities deposited under said leases.

1.8                               All licenses, permits (including building permits), and the Liquor License (as hereinafter defined), authorizations, approvals, entitlements or other governmental, quasi-governmental (including providers of all utilities to the Mortgaged Property) or governmental authorization, including without limitation, certificates of use and occupancy, of any type or nature whatsoever, now owned or held or hereafter acquired, which relate to the use,

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development, ownership, planning, construction, use, operation, maintenance or occupancy of the Land or other Mortgaged Property or any part thereof.

1.9                               All insurance proceeds and condemnation awards relating to the Land or other Mortgaged Property or any part thereof, and all funds, moneys, certificates of deposit, instruments, letters of credit and deposits of Mortgagor held by, deposited with, or paid or payable to Mortgagee.

1.10                        All rents from, all issues, uses, profits, proceeds and products of, all replacements and substitutions for, and other rights and interests now or thereafter belonging to, any of the foregoing.

1.11                        Any and all warranties and guaranties with respect to the Land or Mortgaged Property, whether express or implied, including all warranties and guaranties of the improvements and Personal Property Collateral by general contractors, subcontractors, suppliers and manufacturers which Mortgagor now holds or under which Mortgagor is the beneficiary, to the extent the same are assignable by Mortgagor.

1.12                        Any and all site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, Americans with Disabilities Act compliance reports, environmental reports and studies, professional inspection reports, construction and/or architect’s reports or certificates, feasibility studies, appraisals, and other similar plans and studies in the possession or control of Mortgagor that relate to the Land or the Mortgaged Property.

1.13                        All other estates, easements, franchises, interests, licenses, rights, titles, powers or privileges of every kind and character which Mortgagor now has or may hereafter acquire in and to the property and interests described above, including without limitation:  (a) all present or future estates, easements, franchises, interests, leaseholds, licenses, rights, titles, powers and privileges of Mortgagor in and to all easements, air rights and other rights-of-way in connection with the property and interests described above or any part thereof or as a means of ingress to, or egress from, the Land or any part thereof or any Improvements thereon, (b) all present or future estates, easements, franchises, interests, leaseholds, licenses, rights, titles, powers, and privileges of Mortgagor in and to the Land or any part thereof or any Improvements thereon, (c) all present or future estates, easements, franchises, interests, leaseholds, licenses, rights, titles, powers, and privileges, if any, of Mortgagor, either at law or in equity, in possession or in expectancy, in and to the real property or air space, as the case may be, lying in, under, or over the streets, highways, roads, alleys, ways, sidewalks, skywalks, tunnels, or avenues, open or proposed, in front of, above, over, under, through, or adjoining, the Land, and in and to any strips or gores of real property adjoining the Land, and (d) all present or future estates, easements, franchises, interests, leaseholds, licenses, development rights or credits, air rights, solar rights, water, water rights (whether riparian, appropriative time, or otherwise, and whether or not appurtenant), water, irrigation or ditch stock interests, rights, titles, powers, and privileges appurtenant, or incident to, the Land or the Improvements.

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1.14                        Any and all proceeds of any and all of the foregoing (including, without limitation, proceeds that constitute property of the types described in Sections 1.3, 1.4, or 1.5 above).

TO HAVE AND TO HOLD the Mortgaged Property to Mortgagee, its successors and assigns in accordance with the provisions contained herein.

NOW, THEREFORE, the condition of this Mortgage is such that if Mortgagor shall well and truly pay and perform the Secured Obligations (as hereinafter defined), and shall perform, comply with and abide by each and every of the agreements, conditions and covenants contained and set forth in this Mortgage and in the Notes and in the other Loan Documents and Related Agreements (as both terms are hereinafter defined), then this Mortgage shall be released, without warranty, at the request and cost of Mortgagor.

AND, Mortgagor does hereby covenant and agree as follows:

ARTICLE 2
SECURED OBLIGATIONS

2.1                               Obligations Secured.  This Mortgage is given to secure the payment and performance of the following indebtedness and obligations (the “Secured Obligations”), in such order of priority as Mortgagee may elect:

(1)                                 Payment of an indebtedness in the maximum principal sum of up to                                                                                       ($                                ), with interest thereon (the “[{Alpine Valley}, {Mount Snow}, {JFBB}, {Boston Mills/Brandywine}] Loan”), according to the terms of the                            Note, which                            Note is by this reference made a part hereof, and any and all extensions, modifications, substitutions, replacements or renewals thereof and judgments in enforcement thereof, and the performance and discharge of each and every obligation of Mortgagor set forth in the                            Note, including any additional advances to Mortgagor thereunder;

(2)                                 [Payment of an indebtedness in the maximum principal sum of up to                                                                                      ($                                ), with interest thereon (the “Alpine Valley Loan”), according to the terms of a certain Amended and Restated Promissory Note (Alpine Valley) dated                                , 20    , made by Peak and  Sycamore Lake, Inc., to EPT Ski Properties, Inc. (the “Alpine Valley Note”), which Alpine Valley Note is by this reference made a part hereof, and any and all extensions, modifications, substitutions, replacements or renewals thereof and judgments in enforcement thereof, and the performance and discharge of each and every obligation of Mortgagor set forth in the Alpine Valley Note, including any additional advances to Mortgagor thereunder;

(3)                                 Payment of an indebtedness in the maximum principal sum of up to                                                                                      ($                                ), with

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interest thereon (the “Boston Mills/Brandywine Loan”), according to the terms of a certain Amended and Restated Promissory Note (Boston Mills/Brandywine) dated                                , 20    , made by Peak, Boston Mills Ski Resort, Inc., Brandywine Ski Resort, Inc., and Deltrecs, Inc., to EPT Ski Properties, Inc. (the “Boston Mills/Brandywine Note”), which Boston Mills/Brandywine Note is by this reference made a part hereof, and any and all extensions, modifications, substitutions, replacements or renewals thereof and judgments in enforcement thereof, and the performance and discharge of each and every obligation of Mortgagor set forth in the Boston Mills/Brandywine Note, including any additional advances to Mortgagor thereunder;

(4)                                 Payment of an indebtedness in the maximum principal sum of up to                                                                                      ($                                ), with interest thereon (the “JFBB Loan”), according to the terms of a certain Amended and Restated Promissory Note (Jack Frost/Big Boulder) dated                                , 20    , made by Peak and  JFBB Ski Areas, Inc., to EPT Ski Properties, Inc. (the “JFBB Note”), which JFBB Note is by this reference made a part hereof, and any and all extensions, modifications, substitutions, replacements or renewals thereof and judgments in enforcement thereof, and the performance and discharge of each and every obligation of Mortgagor set forth in the JFBB Note, including any additional advances to Mortgagor thereunder;

(5)                                 Payment of an indebtedness in the maximum principal sum of up to                                                                                      ($                                ), with interest thereon (the “Mount Snow Loan”), according to the terms of a certain Amended and Restated Promissory Note (Mount Snow Ski Resort) dated                                , 20    , made by Peak and  Mount Snow, Ltd., to EPT Mount Snow, Inc. (the “Mount Snow Note”), which Mount Snow Note is by this reference made a part hereof, and any and all extensions, modifications, substitutions, replacements or renewals thereof and judgments in enforcement thereof, and the performance and discharge of each and every obligation of Mortgagor set forth in the Mount Snow Note, including any additional advances to Mortgagor thereunder] (the Alpine Valley Loan, the Boston Mills/Brandywine Loan, the JFBB Loan, and the Mount Snow Loan are hereafter collectively referred to as the “Loan”, and the Alpine Valley Note, the Boston Mills/Brandywine Note, the JFBB Note, and the Mount Snow Note are hereafter collectively referred to as the “Notes”);

(6)                                 Payment to Mortgagee of all other sums, with interest thereon, becoming due or payable under the provisions hereof, and under the provisions of any and all other instruments, agreements and documents evidencing, securing or otherwise relating to any of the obligations secured by this Mortgage, including the instruments, agreements and documents executed in connection with the Loan (all of such other instruments, agreements and documents, together with the Notes, any and all other documents which Borrowers, or any other party or parties have executed and delivered, or may hereafter execute and deliver, to evidence, secure or guarantee the obligations evidenced by such documents, or any part

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thereof, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified, including without limitation, the Loan Agreement (collectively, the “Loan Documents”)), or any Related Agreement (as hereinafter defined);

(7)                                 Due, prompt and complete observance and performance of each and every obligation, covenant and agreement of Borrowers contained herein or in the Notes, or in any of the other Loan Documents and Related Agreements;

(8)                                 The payment of such additional sums with interest thereon as may be hereafter borrowed from Mortgagee, its successors or assigns, by the then record owner or owners of the Land when evidenced by another promissory note or notes, which by the terms thereof is or are secured by this Mortgage; and

(9)                                 The payment and performance of any and all other indebtedness, obligations and liabilities of any kind, of Mortgagor to Mortgagee, now or hereafter existing, absolute or contingent, joint and/or several, due or not due, secured or unsecured, or direct or indirect, including indebtedness, obligations and liabilities to Mortgagee of Mortgagor as a member of any partnership, syndicate, association or other group and whether incurred by Mortgagor as principal, surety, endorser, guarantor, accommodation party or otherwise and any obligations which give rise to an equitable remedy for breach of performance if such breach gives rise to an obligation by Mortgagor to pay Mortgagee, provided that the evidence of any such indebtedness, obligation or liability contains a written provision that it is to be secured by this Mortgage.

ARTICLE 3
DEFINITIONS

3.1                               Definitions of Words and Terms.  In addition to words and terms defined elsewhere herein, the following words and terms as used in this Mortgage shall have the following meanings, unless some other meaning is plainly indicated:

“Affiliate” shall mean as applied to a person or entity, any other person or entity directly or indirectly controlling, controlled by, or under common control with, that person or entity.

“Borrowers” shall mean Peak Resorts, Inc., a Missouri corporation, Sycamore Lake Inc. an Ohio corporation, Boston Mills Ski Resort, Inc., an Ohio corporation, Brandywine Ski Resort, Inc., an Ohio corporation, JFBB Ski Areas, Inc., a Missouri corporation, Mount Snow Ltd., a Vermont corporation and Deltrecs, Inc., an Ohio corporation jointly and severally.

“Default” means an event or condition which constitutes, or with the giving of any requisite notice or the passage of any requisite time or the occurrence of both would constitute, an Event of Default.

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“Environmental Laws” means any now-existing or hereafter enacted or promulgated federal, state, local, or other law, statute, ordinance, rule, regulation or court order pertaining to (i) environmental protection, regulation, contamination or clean-up, (ii) toxic waste, (iii) underground storage tanks, (iv) asbestos or asbestos-containing materials, or (v) the handling, treatment, storage, use or disposal of Hazardous Substances, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), the Resource Conservation and Recovery Act, or state lien or state superlien or environmental protection, regulation, contamination or clean-up statutes, all as exist from time to time.

“Event of Default” means any Event of Default as defined in Section 14.1 of this Mortgage.

“Hazardous Substances” means and includes all (i) “hazardous substances” (as defined in 42 U.S.C. § 9601(14)), (ii) “chemicals” subject to regulation under Title III of the Superfunds Amendments and Reauthorization Act (“SARA”) of 1986, (iii) natural gas liquids, liquefied natural gas or synthetic gas, (iv) any petroleum, petroleum-based products or crude oil or any fraction, or (v) any other hazardous or toxic substances, wastes or materials, pollutants, contaminants or any other substances or materials which are included under or regulated by any federal, state, local or other law, statute, ordinance, rule or regulation.

“Improvements” shall have the meaning set forth in Section 1.1 of this Mortgage.

“Land” means the land described on Schedule 1, and any increases or additions to such real estate.

“Laws” means all present and future requirements, administrative and judicial orders, laws, statutes, ordinances, rules and regulations of any Governmental Entity (as hereinafter defined), including, but not limited to the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. 12.101, et seq.

“Leases” as defined in Section 12.1.

“Lender” shall mean [{EPT Ski Properties} {EPT Mount Snow}], Inc., a Delaware corporation.

“Loan” shall have the meaning set forth in Section 2.1(3) hereof.

“Loan Documents” shall have the meaning set forth in Section 2.1(6) hereof.

“Mortgage” means this Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing from Mortgagor to Mortgagee, as from time to time amended and supplemented in accordance with the terms hereof.

“Mortgaged Property” shall have the meaning set forth in Article 1.

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“Mortgagee” means [{EPT Ski Properties} {EPT Mount Snow}], Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

“Mortgagor” means [{Sycamore Lake, Inc., an Ohio corporation} {Boston Mills Ski Resort, Inc., an Ohio corporation} {Brandywine Ski Resort, Inc., an Ohio corporation} {JFBB Ski Areas, Inc., a Missouri corporation} {Mount Snow Ltd., a Vermont corporation}], and its heirs, successors and assigns, and all other persons succeeding to the interest of the named Mortgagor in the Mortgaged Property, and any person becoming liable on the Notes, this Mortgage, or any of the other Loan Documents and Related Agreements.

“Notes” means the Alpine Valley Note, the Boston Mills/Brandywine Note, the JFBB Note, and the Mount Snow Note, and any and all extensions, modifications, substitutions, replacements or renewals thereof and judgments in enforcement thereof.

“Permitted Encumbrances” means the Permitted Encumbrances, if any, set forth on Schedule 2 hereto.

“Personal Property Collateral” shall have the meaning set forth in Article 1.

“Permitted Use” is defined in Section 4.4.

“Prohibition” is defined in Section 4.6.

“Related Agreement” shall mean any note, mortgage, or similar agreement between Mortgagor or an Affiliate of Mortgagor, and Mortgagee or an Affiliate of Mortgagee, including without limitation the Loan Documents and Related Agreements, and including any mortgage, security interest, lease ground lease, or promissory note given or entered into with Mortgagee or an Affiliate of Mortgagee and Mortgagor or an Affiliate of Mortgagor.

“Rents” as defined in Section 12.1.

“Secured Obligations” means the indebtedness and obligations described and referred to in Section 2.1.

“State” means the State of [{Ohio} {Vermont} {Pennsylvania}].

Capitalized terms not expressly defined herein shall, unless the context requires otherwise, have the meanings given to such terms under the Loan Documents and the Related Agreements.

3.2                               Rules of Construction.  Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders.  Unless the context shall otherwise indicate, words importing the singular number shall include the plural and vice

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versa, and words importing person shall include firms, partnerships, associations and corporations, including public bodies, as well as natural persons.

“Herein,” “hereby,” “hereunder,” “hereof,” “hereto,” “hereinbefore,” “hereinafter” and other equivalent words refer to this Mortgage and not solely to the particular article, section, paragraph or subparagraph hereof in which such word is used.

Reference herein to a particular article or a particular section shall be construed to be a reference to the specified article or section hereof unless the context or use clearly indicates another or different meaning or intent.

Whenever an item or items are listed after the word “including,” such listing is not intended to be a listing that excludes items not listed.

The captions and headings in this Mortgage are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Mortgage.

ARTICLE 4
GENERAL COVENANTS, REPRESENTATIONS AND WARRANTIES

4.1                               Payment and Performance.  Mortgagor covenants and agrees to pay and perform each of the Secured Obligations and to perform, comply with and abide by each and every of the agreements, conditions and covenants contained and set forth in this Mortgage, in the Notes and in each of the other Loan Documents and Related Agreements.

4.2                               Title to Mortgaged Property.  Mortgagor covenants, agrees and warrants that it (i) has good and marketable fee simple title to the Land, free and clear of liens and encumbrances, except for the Permitted Encumbrances (if any), and that Mortgagor has good right and lawful authority to mortgage and convey the same in the manner and form herein set forth.

4.3                               Covenants, Representations and Warranties.  As a material inducement to Mortgagee to enter into the loan transaction evidenced by the Notes, Mortgagor and each signator who signs on its behalf hereby unconditionally covenants, represent and warrant as follows:

(a)                                 If Mortgagor or any signator who signs on its behalf is a corporation, partnership, or trust, it is a corporation duly incorporated, organized and validly existing, or a partnership or trust duly organized and validly existing, under the laws of the state of its incorporation or organization and duly qualified to do business in the State, with requisite power and authority to (i) incur the indebtedness evidenced by the Notes; (ii) execute this Mortgage, and (iii) enter into the other Loan Documents and Related Agreements, and it is in good standing in all such states;

(b)                                 This Mortgage, the Notes, and all other Loan Documents and Related Agreements were executed in accordance with the requirements of law and, if Mortgagor or any signator who signs on its behalf is a corporation, partnership, or trust, in accordance with any requirements of its articles of incorporation, bylaws, articles of

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partnership, partnership certificate or agreement or declaration of trust, and any amendments thereto;

(c)                                  The execution of this Mortgage, the Notes, and all other Loan Documents and Related Agreements, and the full and complete performance of the provisions thereof, are authorized by its articles of incorporation, bylaws, articles of partnership, partnership certificate or agreement or declaration of trust, or a resolution of its board of directors or partners or trustees if Mortgagor or any signatory who signs on its behalf is a corporation, partnership, or trust, and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance (other than those contained in any of the Loan Documents) upon any property or assets of Mortgagor under any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument or agreement to which Mortgagor is a party or by which Mortgagor or any of the Mortgaged Property is bound or, if applicable, under Mortgagor’s articles of incorporation, bylaws, articles of partnership, partnership certificate or agreement or declaration of trust, and any amendments thereto;

(d)                                 Any and all balance sheets, statements of income or loss and financial data of any other kind heretofore furnished Mortgagee by or on behalf of Mortgagor or any guarantor of the Secured Obligations are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied and fully and accurately present the financial condition of the subjects thereof as of the dates thereof and no material adverse change has occurred in the financial condition reflected therein since the dates of the most recent thereof;

(e)                                  There are no actions, suits or proceedings of a material nature pending, or to the knowledge of Mortgagor threatened against, or affecting Mortgagor, any guarantor of any of the Secured Obligations or the Mortgaged Property, or involving the validity or enforceability of this Mortgage or the priority of the lien and security interest created hereby, and no event has occurred (including specifically Mortgagor’s execution of the Loan Documents and its consummation of the transaction evidenced thereby) which will violate, be in conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any statute, regulation, rule, order or limitation, or any mortgage, deed of trust, lease, contract, bylaws, article of incorporation, article of partnership, partnership certificate or agreement, declaration of trust or other agreement or document to which Mortgagor is a party or by which Mortgagor may be bound or affected, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the Mortgaged Property other than the liens and security interests created by, or otherwise permitted by, the Loan Documents and Related Agreements;

(f)                                   Mortgagor has, or prior to commencement of any construction on the Land will have (i) received all requisite building permits and approvals to plans and specifications, (ii) filed and/or recorded all requisite subdivision maps, plats and other instruments and (iii) without limiting the generality of the foregoing, complied with all requirements of law;

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(g)                                  Mortgagor has all necessary permits and approvals, governmental and otherwise, and full power and authority to own, operate and lease the Mortgaged Property;

(h)                                 The Permitted Encumbrances do not and will not materially and adversely affect or interfere with the value or operations of the Mortgaged Property of the security intended to be provided by this Mortgage or Mortgagor’s ability to repay the Secured Obligations in accordance with the terms of the Loan Documents and Related Agreements;

(i)                                     The construction, use and occupancy of the Mortgaged Property comply or, if built according to plans and specifications submitted to Mortgagee, will comply in full with all requirements of law; no portion of any Improvements is or will be constructed over areas subject to easements; neither the zoning nor any other right to construct or to use any of the Improvements is to any extent dependent upon or related to any real estate other than the Land; all approvals, licenses, permits, certifications, filings and other actions normally accepted as proof of compliance with requirements of law by prudent lending institutions that make investments secured by real estate in the general area of the Land, to the extent available as of the date hereof, have been duly made, issued, or taken; and to the extent such approvals, licenses, permits, certifications, filings and other actions are not available as of the date hereof (i) the governmental authority charged with making, issuing or taking them is under a legal duty to do so, or (ii) Mortgagor is entitled to have them made, issued or taken as the ministerial act of said governmental authority;

(j)                                    All streets, easements, utilities and related services necessary for the operation of the Mortgaged Property for its intended purpose are available to the Land, including potable water, storm and sanitary sewer, gas, electric and telephone facilities and garbage removal;

(k)                                 Each Loan Document constitutes a legal and binding obligation of, and is valid and enforceable against, Mortgagor, all other persons obligated to Mortgagee thereunder (if any) and the Mortgaged Property in accordance with the terms thereof and is not subject to any defenses or setoffs;

(l)                                     A subdivision has been effected with respect to the Land so that the Land is taxed separately without regard to any other property, and so that for all purposes the Land may be mortgaged, conveyed and otherwise dealt with as a separate lot or parcel;

(m)                             There are no defaults under the Leases and no event has occurred which, but for the passing of time and notice, or both, would constitute a default under any Lease;

(n)                                 Mortgagor is current in the payment of any and all rent, tasks, utilities and any other changes of rent required to be paid by Mortgagor under any Leases;

(o)                                 Mortgagor represents and warrants to Mortgagee that (i) Mortgagor is not an “investment company,” or a company “controlled” by an “investment company,” as

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such terms are defined in the Investment Company Act of 1940, as amended, or a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended, or subject to any other federal or state law or regulation that purports to restrict or regulate Mortgagor’s ability to borrow money; (ii) no part of the proceeds of the Notes will be used for the purpose of purchasing or acquiring any “margin stock” within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulations T, U or X or any other Regulations of such Board of Governors, or for any purpose prohibited by legal requirements or by the terms and conditions of the Loan Documents and Related Agreements; (iii) the loan being made by Lender is solely for the business purpose of Mortgagor, and is not for personal, family, household, or agricultural purposes; and (iv) the Notes, this Mortgage and the other Loan Documents and Related Agreements are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of the Notes, this Mortgage or the other Loan Documents and Related Agreements, or the exercise of any right thereunder, render this Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

(p)                                 Mortgagor represents and warrants to Mortgagee that (i) Mortgagor has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Mortgaged Property and all Improvements and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and none of which are subject to revocation, suspension, forfeiture or modification, (ii) the Mortgaged Property and the present and contemplated use and occupancy thereof are in full compliance with all applicable laws, (iii) the Improvements are free from damage caused by fire or other casualty, (iv) all costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full, (v) except for personal property owned by Mortgagors, Mortgagor has paid in full for, and is the owner of, all of the equipment and other personal property used in connection with the operation of the Improvements, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby, and  (vi) there is no proceeding pending (or notice of such proceeding received by Mortgagor) for the total or partial condemnation of, or affecting, the Land or Improvements.

(q)                                 Mortgagor represents and warrants to Mortgagee that (i) all of the Improvements which were included in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Land, and no improvements on adjoining properties encroach upon the Land or Improvements, and no easements or other encumbrances, except those which are insured against by title insurance, encroach upon any of the Improvements so as to affect the value or marketability of the Mortgaged Property and (ii) the Land is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or

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improvements are assessed and taxed together with the Land and Improvements or any portion thereof.  Mortgagor agrees that if the Land and Improvements are not taxed and assessed as one or more tax parcels exclusive of all other real property, the term “taxes” will include all taxes, assessments, water rates and sewer rents now or hereafter levied, assessed or imposed against all other property, whether or not owned by Mortgagor, that is taxed and assessed as part of any tax parcel that includes all or any portion of the Premises or Improvements.

(r)                                    Mortgagor represents and warrants to Mortgagee that to its best knowledge and belief, except as expressly disclosed in writing in the Leases or the rent roll for the Improvements delivered to Mortgagee prior to the date hereof, (i) Mortgagor is the sole owner of the entire lessor’s interest in the Leases, (ii) the Leases are valid and enforceable and in full force and effect, (iii) all of the Leases are arm’s-length agreements with bona fide, independent third parties, (iv) no party under any Lease is in default in any material respect, (v) all rents due have been paid in full, (vi) the terms of all alterations, modifications and amendments to the Leases are reflected in the written documents delivered to Mortgagee prior to the date hereof, (vii) none of the rents reserved in the Leases have been assigned or otherwise pledged or hypothecated (except such pledge or hypothecation that will be fully terminated and released in connection with the filing and recordation of this Mortgage), (viii) none of the rents have been collected for more than one (1) month in advance (except a security deposit that shall not be deemed rent collected in advance), (ix) the premises demised under the Leases have been completed and the Mortgagors under the Leases have accepted the same and have taken possession of the same on a rent-paying basis, (x) there exist no offsets or defenses to the payment of any portion of the rents and Mortgagor has no monetary obligation to any lessee under any Lease, (xi) Mortgagor has received no notice from any lessee challenging the validity or enforceability of any Lease, (xii) there are no agreements with the lessees under the Leases other than expressly set forth in each Lease, (xiii) no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision respecting the Land or Improvements, (xiv) no person has any possessory interest in, or right to occupy, the Land or Improvements except under and pursuant to a Lease, (xv) all security deposits relating to the Leases reflected on the rent roll delivered by Mortgagor to Mortgagee have been collected in cash by Mortgagor, (xvi) no brokerage commissions or finders fees are due and payable regarding any Lease, and (xvii) all requirements pertaining to the number of parking spaces required under the terms of the Leases have been satisfied.

(s)                                   There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to Mortgagor’s best knowledge and belief, threatened or contemplated against Mortgagor or any of its respective general partners, managers or managing members, as the case may be (such entity being sometimes referred to as the “Governing Entity”), or any Affiliate of Mortgagor, Mortgagor’s Governing Entity, or any person who owns or controls, directly or indirectly, ten percent (10.00%) or more of the beneficial ownership interests of Mortgagor or Mortgagor’s Governing Entity, or any person, or against or affecting any portion of the Mortgaged Property (other than routine litigation against Mortgagor or its

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Affiliates which is not expected to have a material adverse effect on the business or financial condition of Mortgagor) and any litigation disclosed in writing to Mortgagee.

(t)                                    Mortgagor represents and warrants to Mortgagee that (i) Mortgagor is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code and the related Treasury Department regulations, (ii) during the ten (10) year period preceding the date hereof, no petition in bankruptcy has been filed by or against Mortgagor or Mortgagor’s Governing Entity, or any Affiliate of Mortgagor, or its Governing Entity, or any person who owns or controls, directly or indirectly, ten percent (10.00%) or more of the beneficial ownership interests of Mortgagor’s Governing Entity, (iii) Mortgagor has not entered into the Notes or any of the Loan Documents and Related Agreements with the actual intent to hinder, delay, or defraud any creditor, (iv) Mortgagor has received reasonably equivalent value in exchange for its obligations under the Loan Documents and Related Agreements, (v) Mortgagor does not have any known material contingent liabilities, (vi) Mortgagor does not have any material financial obligation under any indenture, mortgage, Mortgage, loan agreement, or other agreement or instrument to which Mortgagor is a party or by which Mortgagor or any of the Mortgaged Property is otherwise bound, other than obligations incurred in the ordinary course of the operation of the Mortgaged Property, and obligations under the Notes and the Loan Documents and Related Agreements, and (viii) Mortgagor has not borrowed or received other debt financing that has not been heretofore paid in full (or will be paid in full as of the date hereof from the proceeds of the Notes).

(u)                                 Mortgagor represents and warrants to Mortgagee that to Mortgagor’s best knowledge and belief, the Mortgaged Property is, and Mortgagor covenants and agrees to cause the Mortgaged Property at all times to remain, in compliance with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Mortgaged Property.

(v)                                 As of the date of this Mortgage, (i) the Mortgaged Property is managed by Mortgagor, (ii) there is no agreement in place governing the management of the Mortgaged Property, and (iii) no fee is paid to any party for the management of the Mortgaged Property.  Mortgagor further covenants that at any time during the term of the Notes Mortgagor enters into an agreement for the management of the Mortgaged Property, or pays a fee for management of the Mortgaged Property, (A) Mortgagor shall first obtain Mortgagee’s written approval of the property manager (the “Manager”) and property management agreement (the “Management Agreement”), and (B) Manager shall not be entitled to receive compensation for its services conducted in connection with the Mortgaged Property in excess of three percent (3.00%) of gross income generated by or collected from the Mortgaged Property.  At the time a Management Agreement is in place with respect to the Mortgaged Property, the following provisions of this sub-paragraph shall apply: The fee due under the Management Agreement, and the terms and provisions of the Management Agreement, are subordinate to this Mortgage and the Manager shall attorn to Mortgagee.  Mortgagor shall not terminate, cancel, modify, renew or extend the Management Agreement, or enter into any agreement relating to the management or operation of the Mortgaged Property with Manager or any other party

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without the express prior written consent of Mortgagee, which consent shall not be unreasonably withheld, provided, however, that Mortgagor shall be permitted to renew any such Management Agreement in accordance with its existing terms as of the date thereof without the requirement of Mortgagee’s consent.  If at any time Mortgagee consents to the appointment of a new manager, such new manager and Mortgagor shall, as a condition of Mortgagee’s consent, execute a Manager’s Consent and Subordination of Management Agreement in the form then used by Mortgagee.  Mortgagor shall reimburse Mortgagee on demand for all of Mortgagee’s actual out-of pocket costs incurred in processing Mortgagor request for consent to new property management arrangements.

(w)                               Mortgagor warrants, represents and covenants that, to the best of its knowledge, neither Mortgagor nor Mortgagor’s Governing Entity, nor any of their respective officers, directors, shareholders or general partners is an entity or person (i) that is listed in the Annex to Executive Order 13224 issued on September 24, 2001 (“EO13224”), or (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” published on the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf (any and all parties or persons described in clauses (i) — (ii) above are herein referred to as a “Prohibited Person”).  Mortgagor covenants and agrees that neither Mortgagor nor Mortgagor’s Governing Entity, nor any of their respective officers, directors, shareholders or general partners will (i) knowingly conduct any business, nor knowingly engage in any transaction with any Prohibited Person, including, but not limited to, knowingly making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (ii) knowingly engage in or knowingly conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding any of the prohibitions set forth in EO13224.  Mortgagor further covenants and agrees to deliver on an annual basis to Mortgagee any such certification or other evidence as may be requested by Mortgagee in its reasonable discretion, confirming that (i) to its best knowledge, neither Mortgagor, nor Mortgagor’s Governing Entity, nor their respective officers, directors, shareholders or general partners is a Prohibited Person and (ii) neither Mortgagor, nor Mortgagor’s Governing Entity, nor their respective officers, directors, shareholders or general partners has knowingly engaged in any business or transaction with a Prohibited Person, including, but not limited to, knowingly making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person.

(x)                                 Mortgagor represents and warrants that it is in material compliance with the terms of all those Permitted Encumbrances set forth in Schedule 2 (collectively, the “Restrictive Agreements”).  Mortgagor covenants and agrees as follows: (i) Mortgagor shall comply with all material terms, conditions and covenants of the Restrictive Agreements;  (ii) Mortgagor shall promptly deliver to Mortgagee a true and complete copy of each and every notice of default received by Mortgagor with respect to any obligation of Mortgagor under the provisions of the Restrictive Agreements;  (iii) Mortgagor shall deliver to Mortgagee copies of any written notices of default or event of default relating to the Restrictive Agreements served by Mortgagor;  (iv) after the occurrence of an Event of Default, so long as the Loan is outstanding, Mortgagor shall

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not cast its vote(s) in any association established under the Restrictive Agreements and shall not grant or withhold any consent, approval or waiver under the Restrictive Agreements without the prior written consent of Mortgagee, such consent not to be unreasonably withheld, conditioned or delayed; (v) if required for purposes of obtaining protection as Mortgagee thereunder, Mortgagor shall deliver to any association established under the Restrictive Agreements written notice of the identity of Mortgagee and (vi) Mortgagor will not enter into any agreement delegating its obligations and responsibilities, or assuming another owner’s obligations and responsibilities under the Restrictive Agreements.  Mortgagor shall pay all common charges and any other amounts assessed pursuant to the Restrictive Agreements against Mortgagor as and when the same become due and payable.  Upon request of Mortgagee, Mortgagor shall deliver to Mortgagee evidence reasonably satisfactory to Mortgagee that all such common charges and other amounts assessed pursuant to the Restrictive Agreements, which are then due and payable, have been paid by Mortgagor.

4.4                               Use of Premises.  For this mortgage, the Mortgaged Property shall not be used except (i) primarily as a first-tier destination ski resort area, and (ii) as such other incidental lawful retail, service, entertainment, lodging uses that are complimentary to a first tier destinations ski resort area and which are not specifically prohibited under this Mortgage or any Related Agreements (the “Permitted Use”).

4.5                               Continuing Use Restrictions.  Notwithstanding anything in this Mortgage to the contrary, Mortgagor shall not have the right to use the Mortgaged Premises, or any part thereof, for any use or purpose which is not permitted by, or which results in violation of any agreement, covenant or restriction to which the Mortgaged Property is subject as of the date of this Mortgage.  The Mortgaged Premises shall not be used for any use inconsistent with the customary character of a first-tier destination ski resort.  Mortgagor agrees not to permit any unlawful or immoral practice to be carried on at or committed in the Mortgaged Property, or a use which would injure the reputation of the Mortgaged Property, or the local community.

4.6                               Prohibition of Use.  If at any time, (i) any Law prohibits the use of the Mortgaged Premises for the purposes permitted in Section 4.4 of this Mortgage (the “Prohibition”), then immediately upon the earlier to occur of (a) Mortgagor becoming aware of any proposed Prohibition, or (b) Mortgagor’s receipt of any notice from any Governmental Entities of any Prohibition, Mortgagor shall promptly notify Mortgagee of such fact, and Mortgagor may proceed in its or Mortgagee’s name, and at Mortgagor’s sole cost and expense, to take such action as Mortgagee determines to be necessary or desirable to contest or challenge the Prohibition.  If a Prohibition should occur or be imposed, nothing in this Mortgage shall be deemed to impair Mortgagor’s obligations to comply with all Laws and this Mortgage at any time during which Mortgagor is prohibited from using the Mortgaged Premises for the purposes permitted in this Mortgage.

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ARTICLE 5
LIQUOR LICENSE

5.1                               Liquor License.

(a)                                 Mortgagor is the owner of Liquor License No.                            (hereinafter “Liquor License”).

(b)                                 The Liquor License shall be for use only at the Mortgaged Property in accordance with the rules and regulations of the [LIQUOR LICENSING ENTITY] (hereinafter referred to as “Liquor License Authority”).

(c)                                  The Liquor License may not be assigned, escrowed, encumbered in any manner, sold, transferred, or conveyed except to Mortgagee or designee.

(d)                                 Mortgagor shall maintain Liquor Liability Insurance in an amount of no less than One Million and No/100 Dollars ($1,000,000.00), which insurance shall name Lender as an additional insured.

(e)                                  Mortgagor shall pay for and renew the Liquor License annually and provide notice of such renewal by October 1st of each year.

(f)                                   If Mortgagor is in breach of this Mortgage for failure to comply with Liquor License Authority rules and regulations, failure to pay when due any Liquor License renewal fees; or if Mortgagor receives a third Liquor License Authority citation for any reason, it shall be an Event of Default, and Mortgagee shall have the remedies provided herein.

(g)                                  Mortgagor will immediately notify Lender of any contact from Liquor License Authority or any police agency which effects the enforcement of rules or regulations of the Liquor License Authority Board.

ARTICLE 6
MAINTENANCE, ALTERATIONS AND ADDITIONS

6.1                               Maintenance of Mortgaged Property; Compliance with Laws.  Mortgagor covenants and agrees to permit, commit or suffer no waste and to maintain the Improvements on the Mortgaged Property and all of the Personal Property Collateral at all times in a state of good repair and condition; to comply with, or cause to be complied with, all statutes, ordinances, permits and requirements of any governmental or other authority relating to the Mortgaged Property and Mortgagor’s operations thereon and use of the Mortgaged Property; to maintain in full force and effect all permits and licenses required for the use and operation of the Mortgaged Property as a ski resort; and to do or permit to be done to said Mortgaged Property nothing that will alter or change the use and character of said property or in any way impair or weaken the security of this Mortgage.  In case of the refusal, neglect or inability of Mortgagor to repair and maintain the Mortgaged Property or any part thereof, Mortgagee may, at its option, make such repairs or cause the same to be made, and advance monies in that behalf.

6.2                               Alterations and Additions.  No building or other property now or hereafter covered by the lien of this Mortgage shall be removed, demolished or materially altered, without the prior written consent of Mortgagee, and no addition to or structural changes will be made on the Improvements on the Mortgaged Property, without the prior written approval of Mortgagee.

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No fixtures or other property will be installed on the Mortgaged Property subject to vendor’s lien or other lien, and should any such fixtures or other property be hereafter installed the lien of this Mortgage shall immediately attach and be prior and superior to liens or claims of others thereon.  None of the Personal Property Collateral located on the Land will be removed without the prior written consent of Mortgagee, except upon replacement thereof by similar property of at least equal value.

ARTICLE 7
SKI LIFT OPERATIONS; CONSTRUCTION MATTERS

7.1                               Ski Lifts.

(a)                                 Plans and Specifications.  Mortgagor shall obtain proper certification that all plans for uphill equipment and systems on the Mortgaged Property are in accordance with the American National Standard Safety Requirements for Aerial Passenger Tramways under the Aerial Passenger Tramways Safety Act (“Safety Requirements”).  A complete set of drawings, specifications, and records for each lift shall be maintained by Mortgagor and made available to Mortgagee upon request, without cost to Mortgagee.

(b)                                 Inspections.  Mortgagor, at its own expense, shall have all lifts or passenger tramways inspected by a qualified engineer or tramway specialist in accordance with Safety Requirements and any other applicable Laws.  To the extent that Mortgagee is required to make a certification based on such inspections, Mortgagor shall indemnify and hold harmless Mortgagee from and against all loss, claim, damage and expense (including reasonable attorney’s fees) arising out of Mortgagor’s failure to obtain proper inspections in accordance with this Section 7.1.

7.2                               Waterpark / Amusement Park Operations.

(a)                                 Plans and Specifications.         Mortgagor shall operate all waterslides, mountain coasters, zip-lines and amusement rides in compliance with the [                           Carnival and Amusement Ride Safety Act], and the regulations promulgated thereunder at                                          (the “Waterpark / Amusement Park Safety Requirements”).

(b)                                 Inspections.                               Mortgagor, at its own expense, have all waterslides, coasters, zip-lines and amusement rides inspected in accordance with the Waterpark / Amusement Park Safety Requirements and any other applicable Laws.  To the extent that Tenant is required to make a certification based on such inspections, Tenant shall indemnify and hold harmless Landlord for, from and against any and all loss, claim, damage and expense (including, without limitation, reasonable attorney’s fees) arising out of Mortgagor’s/Tenant’s failure to obtain proper inspections in accordance with this Article 15.2.

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7.3                               Construction.

(a)                                 Plans.  Prior to any development or construction that requires a permit, Mortgagor, at its sole cost and expense, shall cause delivery to Mortgagee, for Mortgagee’s review and approval, a copy of any plans and specifications describing Mortgagor’s proposed improvements.  Within fifteen (15) business days after receipt of Mortgagor’s plans, Mortgagee shall review the plans and reply, either “approving,” “approving with notations,” or “disapproving” the proposed plans.  Mortgagee’s review of Mortgagor’s plans shall not obligate Mortgagee to review for quality design, code compliance, sufficiency to meet local governmental requirements, or other like matters, and Mortgagee shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in Mortgagor’s plans.  Within a reasonably time after final completion of any Mortgagor improvements, Mortgagor shall cause final as-built plans to be delivered to Mortgagee.

(b)                                 Contracting.  Mortgagor shall utilize only the services of qualified licensed architects, engineers, and contractors, which professionals must be approved by Mortgagee.  Throughout construction of Mortgagor’s improvements, Mortgagor shall be responsible for compliance with all laws, codes and ordinances which govern construction of the improvements.  Mortgagee shall not be responsible for obtaining any permits or licenses necessary for the construction of Mortgagor’s improvements, and nor shall Mortgagee be responsible for any cost thereof.

(c)                                  Trash; Utilities.  Mortgagor, at its own cost and expense, shall keep the Mortgaged Property clean and free of accumulated litter.  Mortgagor may provide its own trash removal service without cost to Mortgagee.  Mortgagor shall, at its own cost and expense, obtain and maintain any temporary and permanent utilities necessary for Mortgagor’s improvements.

(d)                                 Third-Party Beneficiary.  For any of Mortgagor’s improvements constructed pursuant to this Article 7, Mortgagor shall cause its general contractor to recognize Mortgagee as an expressly intended third party beneficiary of the prime construction contract on a form reasonably acceptable to Mortgagee.

(e)                                  Insurance.  For any of Mortgagor’s improvements constructed pursuant to this Article 7, Mortgagor shall require that its contractors furnish evidence of comprehensive public liability and damage insurance and workers compensation insurance reasonably acceptable to Mortgagee, which insurance must list Mortgagee as an additional insured.

ARTICLE 8
TRANSFERS, ENCUMBRANCES AND LIENS

8.1                               Sale or Transfer of Mortgaged Property.  No assignment (by operation of law or otherwise), sale or contract to sell, transfer, mortgage, conveyance or lease shall be made by Mortgagor of the Mortgaged Property or any part thereof or any right, title or interest therein (including, without limitation, any oil, gas or other mineral interest) without first obtaining the prior written consent of Mortgagee.  If, at any time prior to the release of this Mortgage of record, Mortgagor shall merge, consolidate or dissolve, or shall sell all or substantially all of its

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assets, or if, during such period, a cumulative total of more than forty-nine percent (49.00%) of the voting stock of Mortgagor shall be transferred, by sale, assignment (including but not limited to any assignment by operation of law), gift or in any other manner, the same shall, unless made with Mortgagee’s prior written consent, be deemed an unauthorized assignment for purpose of this Section 8.1.

8.2                               Claims Against Mortgaged Property.  Mortgagor will pay, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom, whether paramount or subordinate to this Mortgage, and in general will do or cause to be done everything necessary so that the first lien of this Mortgage shall be fully preserved, at the cost of Mortgagor, without expense to Mortgagee.  Mortgagor shall give Mortgagee prompt notice in writing of the assertion of any claim, or the filing of any action or proceeding of the occurrence of any damage to Mortgaged Property or Personal Property Collateral.

8.3                               Subrogation.  Mortgagee at its option shall be subrogated for further security to the lien of any prior encumbrance, mechanic’s or vendor’s lien on the Mortgaged Property paid out of the proceeds of the loan hereby secured, even though the same be released of record.

ARTICLE 9
TAXES AND PUBLIC CHARGES

9.1                               Taxes and Public Charges.  Mortgagor, from time to time when the same shall become due and payable, will pay and discharge all taxes of every kind and nature (including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes), all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges, whether of a like or different nature, imposed upon or assessed against it or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or arising in respect of the occupancy, use or possession thereof.  Mortgagor will, immediately upon the payment of the foregoing, deliver to Mortgagee receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed or assessed against it or the Mortgaged Property or the revenues, rents, issues, income or profits thereof.

ARTICLE 10
INSURANCE AND CASUALTY

10.1                        Casualty Insurance.  Mortgagor will keep the Mortgaged Property insured against loss by fire, windstorm and other hazards, casualties and contingencies which are covered by what is commonly referred to as “all-risk” or “Causes of Loss Special Form” insurance, and such other contingencies and types of casualty as Mortgagee may require.  Unless otherwise specified by Mortgagee, all insurance required hereunder shall be for one hundred percent (100.00%) of the full replacement cost of the Mortgaged Property with a deductible acceptable to Lender in its discretion.  Each policy of casualty insurance shall (a) have affixed thereto a standard mortgagee clause, making all loss or losses under such policy payable to Mortgagee as its interest may appear, (b) provide that any loss shall be payable in accordance with the terms of such policy

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notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of said insurance, (c) contain a waiver by the insurer of all rights of setoff, counterclaim or deduction against Mortgagee, (d) include an agreed amount endorsement and a replacement cost endorsement, and (e) include a broad form boiler and machinery endorsement if any fired pressure vessels or piping or machinery of ten (10) or more horsepower is located on the Land.

10.2                        Builder’s Risk Insurance.  During the course of any construction upon the Land, Mortgagor shall maintain such builder’s risk insurance as may be required by Mortgagee.  Unless otherwise specified by Mortgagee, Mortgagor shall maintain builder’s risk insurance against all risks of physical loss, including collapse and transit coverage, for one hundred percent (100.00%) of the full replacement cost of the completed construction, such insurance to be in non-reporting form, with a deductible acceptable to Lender in its discretion.  Each policy of builder’s risk insurance shall (a) have affixed thereto a standard mortgagee clause, making all loss or losses under such policy payable to Mortgagee as its interest may appear, (b) provide that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of said insurance, (c) contain a waiver by the insurer of all rights of setoff, counterclaim or deduction against Mortgagee, (d) contain a “permission to occupy upon completion of work” endorsement, and (e) include such coverage for stored materials and materials in transit as Mortgagee may reasonably require.

10.3                        Flood Insurance.  If the Land is in an area identified as a flood hazard area by the Federal Emergency Management Agency or any other similar entity, Mortgagor shall maintain such flood insurance as may be required by Mortgagee.  Unless otherwise specified by Mortgagee, Mortgagor shall maintain flood insurance, if and to the extent available, for one hundred percent (100.00%) of the full replacement cost of the Mortgaged Property, with a deductible acceptable to Lender in its discretion.  Each policy of flood insurance shall (a) have affixed thereto a standard mortgagee clause, making all loss or losses under such policy payable to Mortgagee as its interest may appear, (b) provide that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of said insurance, and (c) contain a waiver by the insurer of all rights of setoff, counterclaim or deduction against Mortgagee.

10.4                        Public Liability Insurance.  Mortgagor shall maintain commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Land, such insurance (A) to be on the so-called “occurrence” form containing minimum limits per occurrence of Fifteen Million and No/100 Dollars ($15,000,000.00) discretion in the aggregate, together with excess and/or umbrella liability in an amount of at least Fifteen Million and No/100 Dollars ($15,000,000.00); (B) to contain a liquor liability endorsement if any part of the Mortgaged Property is covered by a liquor license; (C) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; (D) to cover at least the following hazards, (1) premises and operations, (2) products and completed operations on an “if any” basis, (3) independent contractors, (4) blanket contractual liability for all written and oral contracts, (5) contractual liability covering the indemnities contained herein to the extent the same is available, and (6) all legal liability imposed upon Lender and all court costs and attorneys’ fee incurred in connection with the ownership, operation and maintenance of the Mortgaged Property; and (E) to be without any deductible.

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10.5                        Other Insurance.  Mortgagor shall maintain such worker’s compensation insurance as is required by law from time to time.  Upon request by Mortgagee, Mortgagor shall also maintain such rental and business interruption coverage and such other types of insurance, in such forms, with such companies and with such limits and deductible amounts, as Mortgagee may require.

10.6                        Evidence of Insurance.  Mortgagor shall deliver and keep in Mortgagee’s possession at all times originals of all insurance policies required hereunder and shall deliver renewals of all such policies to Mortgagee at least ten (10) days prior to any expiration or termination thereof.  All insurance maintained by Mortgagor pursuant to the terms hereof shall be in such forms and with such companies as Mortgagee may require.  In the event that renewals of policies, correctly written, in approved companies and of such kinds and types and for such term and amounts as Mortgagee may require, are not delivered to Mortgagee ten (10) days or more before the termination or expiration of the existing policy or policies, Mortgagor authorizes Mortgagee to act for it and procure at Mortgagor’s expense the necessary insurance coverage (which may, at Mortgagee’s option, be single interest insurance to protect Mortgagee’s interests) and agrees to keep insurance so written in force until its expiration date.

10.7                        Insurers and Cancellation.  All insurance maintained pursuant to the terms of this Mortgage shall be issued by insurers of recognized responsibility, which are qualified to do business in the State.  Each such policy of insurance shall provide that it shall not be cancelled or terminated for any reason or modified or amended in any manner so as to reduce the scope or amount of coverage or the deductible amount except upon thirty (30) days’ prior written notice to Mortgagee.

10.8                        Casualty.  In the event of any casualty, Mortgagor will give immediate notice by mail to Mortgagee, and will commence proof of loss with the casualty insurer.  Mortgagee reserves the right to direct and approve all proof of loss and claims procedures.  If proof of loss is not made promptly by Mortgagor, Mortgagee is authorized by Mortgagor to do so.  Unless the insurance proceeds are less than or equal to Fifty Thousand and No/100 Dollars ($50,000.00), each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Mortgagee and not to Mortgagor and Mortgagee jointly, and the insurance proceeds, or any part thereof, may be applied by Mortgagee, except as otherwise provided in the other Loan Documents and Related Agreements, at its option, either to the reduction of the Secured Obligations (such reductions applicable to such portions of the Secured Obligations, and in such order, as Mortgagee may elect), whether matured or unmatured, or to the restoration or repair of the damaged Mortgaged Property.  In the event the insurance proceeds are less than or equal to Fifty Thousand and No/100 Dollars ($50,000.00), they will be disbursed by Mortgagee to Mortgagor to pay for the costs of repair and restoration of the Mortgaged Property.  Mortgagor covenants and agrees to commence promptly the restoration and repair of such damaged Mortgaged Property to as nearly as possible the same condition as existed prior to such casualty and to prosecute diligently such restoration and repair to completion.  Mortgagor will submit plans for such restoration and repair to Mortgagee for Mortgagee’s written approval prior to the commencement of such restoration and repair.

10.9                        Rights to Insurance After Foreclosure.  In the event of foreclosure of this Mortgage, or other transfer of title in full or partial satisfaction of the Secured Obligations or any

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part thereof, all right, title and interest of Mortgagor in and to any insurance policies then in force, and any proceeds thereof, shall pass to the purchaser or transferee, and Mortgagor shall not be entitled to unearned premiums.

ARTICLE 11
CONDEMNATION

11.1                        Condemnation.  If all or any part of the Mortgaged Property hereunder be taken or damaged by the exercise of the power of eminent domain Mortgagor may contest the same in good faith so long as it is not in default hereunder, or under the Notes or any of the other Loan Documents and Related Agreements, but the award for any property so taken is hereby assigned to Mortgagee, and Mortgagee, upon such award becoming final, is hereby authorized, in the name of Mortgagor, to execute and deliver acquaintances for, and release of, any such award and to collect and apply the proceeds to the payment of the Secured Obligations (such application to be to such portions of the Secured Obligations, and in such order, as Mortgagee may elect), whether matured or unmatured, and the remainder, if any, shall be paid to Mortgagor or such other party or parties as may be legally entitled thereto.  In the event of a partial condemnation, Mortgagor covenants and agrees to commence promptly the restoration and repair of the remaining Mortgaged Property to as nearly as possible the same condition as existed prior to such taking, and to prosecute diligently such restoration and repair to completion.  Mortgagor will submit plans for such restoration and repair to Mortgagee for Mortgagee’s written approval prior to the commencement of such restoration and repair.

ARTICLE 12
ASSIGNMENT OF LEASES AND RENTS

12.1                        Assignment of Leases and Rents.  Mortgagor hereby irrevocably assigns to Mortgagee all leases, written or oral, now in existence or hereafter arising, for the use or occupancy of all or any portion of the Mortgaged Property (the “Leases”), and all of the rents, issues and profits of the Mortgaged Property and every part thereof (the “Rents”), as further security for the payment and performance of the Secured Obligations, and Mortgagor grants to Mortgagee the right to enter upon and to take possession of the Mortgaged Property and every part thereof for the purpose of collecting the Rents and to let the Mortgaged Property or any part thereof, and to apply the Rents, after payment of all necessary charges and expenses, on account of the Secured Obligations.  This assignment and grant shall continue in effect until this Mortgage is paid.  Notwithstanding the foregoing, Mortgagor shall have the right under a license granted hereby from Mortgagee to collect and receive the Rents, until the occurrence of any Default, and Mortgagor agrees to use the Rents in payment of the Secured Obligations and in payment of taxes, assessments, sewer rents, water rates and carrying charges becoming due against the Mortgaged Property, but such right of Mortgagor shall be revoked automatically upon the occurrence of any Default.  This is an absolute assignment, not an assignment for security only.

12.2                        Covenants Respecting Leases and Rents.  Mortgagor will not, without the written consent of Mortgagee, enter into any Leases, nor receive or collect Rents from any Mortgagor of the Mortgaged Property or any part thereof for a period of more than one month in advance.

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After the occurrence of any Default, Leases shall be directed to pay monthly in advance to Mortgagee, or to any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of the Mortgaged Property or of such part thereof as may be in the possession of Lessee or any other party or parties claiming through or under Lessee, and upon failure to make any such payment will, at the option of Mortgagee, vacate and surrender the possession of the Mortgaged Property to Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings.  Mortgagor covenants and agrees that it will not, without the prior written consent of Mortgagee in each case, (a) assign, pledge, hypothecate or otherwise encumber any of the Leases or the Rents, (b) enter into any Leases which are not at then-market rates or which are not by their terms expressly subordinate to this Mortgage, (c) enter into any Leases which are not in form approved by Mortgagee, or (d) amend, modify, cancel or terminate any Leases or accept a voluntary surrender thereof.  Mortgagor will fully perform all of the covenants and agreements of the landlord under the Leases, and will take all such necessary actions (short of termination) as may be necessary or appropriate to enforce the covenants and agreements of the Lessees under the Leases.

12.3                        Schedule of Leases.  At any time, and from time to time, on notice from Mortgagee, Mortgagor shall deliver to Mortgagee a schedule of all Leases then in effect, which schedule shall include the following:  (a) the name of the Mortgagor; (b) a description of the leased space in form satisfactory to Mortgagee, including but not limited to the approximate number of square feet so leased and the type of activity performed under such Lease; (c) the rental rate, including escalations, if any; (d) the term of the Lease; and (e) such other information as Mortgagee may reasonably request.  If requested by Mortgagee, Mortgagor shall also deliver photocopies of all Leases accompanied by the certificate of Mortgagor that such copies are true, complete and accurate.

12.4                        Further Documentation.  Upon demand Mortgagor shall execute and deliver to Mortgagee such further assignments and other documents and instruments as Mortgagee may deem advisable to carry out or evidence the assignment set forth in this Article.

12.5                        Demand Upon Mortgagors.  Written demand by Mortgagee delivered to any Lessee for payment of Rents by reason of the occurrence of any Default claimed by Mortgagee shall be sufficient evidence of each such Lessee’s obligation and authority to make all future payments of Rents to Mortgagee without the necessity for further consent by Mortgagor.  Mortgagor hereby indemnifies and agrees to hold each Lessee free and harmless from and against all liability, loss, cost, damage, or expense suffered or incurred by such Lessee by reason of its compliance with any demand for payment of Rents made by Mortgagee contemplated by the preceding sentence.

ARTICLE 13
SECURITY AGREEMENT

13.1                        Security Agreement.  This Mortgage, in addition to being a lien on real estate, is also a security agreement by and between Mortgagor, as debtor, and Mortgagee, as secured party, upon all Personal Property Collateral, including without limitation any collateral listed on any schedule of collateral attached hereto, and creates a valid security interest in and lien on all Personal Property Collateral until the indebtedness secured hereby is paid in full.

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13.2                        Remedies of Mortgagee with Respect to Personal Property Collateral.  Upon the occurrence of any Event of Default, Mortgagee will have all rights and remedies granted by law, and particularly by the Uniform Commercial Code, including, without limitation, the right to take possession of all Personal Property Collateral, and for this purpose Mortgagee may enter upon any premises on which any or all of the Personal Property Collateral is situated and take possession of and operate the Personal Property Collateral (or any portion thereof) or remove it therefrom.  Mortgagee may require Mortgagor to assemble the Personal Property Collateral or any part thereof and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to all parties.  Unless the Personal Property Collateral or any part thereof is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Mortgagee will give Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of such Personal Property Collateral is to be made.  This requirement of sending reasonable notice will be met if the notice is given to Mortgagor as herein provided at least seven (7) days before the time of the sale or disposition.

13.3                        Remedies of Mortgagee with Respect to Fixtures Constituting a Part of the Mortgaged Property.  Upon the occurrence of an Event of Default, Mortgagee may elect to treat the fixtures constituting a part of the Mortgaged Property as either real property collateral or Personal Property Collateral and then proceed to exercise such rights as apply to such type of collateral.

13.4                        Financing Statement.  The mailing address of the secured party (Mortgagee) from which information concerning the security interest granted and perfected hereby may be obtained, and the mailing address of the debtor (Mortgagor), are as set forth at the beginning of this Mortgage.  A carbon, photographic or other reproduction of this Mortgage shall be sufficient as a financing statement.  Certain items of the Mortgaged Property are or are to become fixtures related to the Land, and this Mortgage also is effective as a financing statement filed as a fixture filing.  Mortgagor is the record owner of the Land.

ARTICLE 14
DEFAULT AND REMEDIES

14.1                        Events of Default.  Any of the following shall constitute an “Event of Default” hereunder:

(a)                                 Subject to any applicable notice and cure period, Mortgagor shall fail to pay the Notes, or any of the other Secured Obligations or the interest thereon as and when the same become due and payable, or shall fail to pay any other sums, amounts, charges, costs and expenses when the same become due and payable by Mortgagor as provided for herein, in the Notes, or in any of the other Loan Documents and Related Agreements;

(b)                                 Any representation or warranty of Mortgagor or Borrowers contained herein or in any of the other Loan Documents and Related Agreements is false or fails to remain a true representation or warranty;

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(c)                                  Mortgagor or Borrowers defaults in the performance of, or as respects, any of the terms, provisions, covenants, conditions and requirements imposed upon it herein, in the Notes or in any of the other Loan Documents and Related Agreements beyond any applicable cure periods provided therein;

(d)                                 Mortgagor or any guarantor shall (i) consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of its assets, or (ii) become bankrupt or insolvent, or file any debtor proceeding or file in any court pursuant to any law either of the United States or of any state, a petition in bankruptcy, insolvency or for reorganization, or (iii) make a general assignment for the benefit of creditors, or (iv) file a petition or answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, or (v) file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceedings, or (vi) take any action for the purpose of effecting any of the foregoing, or (vii) generally not pay its debts as such debts become due, or shall admit in writing its inability to pay debts generally;

(e)                                  If any federal tax lien is filed against Mortgagor or of its Governing Entities, or any of the Mortgaged Property, and the same is not discharged of record within thirty (30) days after the date the same is filed of record;

(f)                                   If Mortgagor fails to continuously operate the Improvements or any material portion thereof, as a ski resort and related purposes, other than temporary cessation in connection with making repairs and renovations pursuant to the terms of this Mortgage or with the prior consent of Mortgagee;

(g)                                  Any order, judgment or decree shall be entered upon an application of a creditor of Mortgagor or any guarantor by a court of competent jurisdiction approving a petition seeking appointment of a receiver or trustee of all or a substantial part of Mortgagor’s or such guarantor’s assets and such order, judgment or decree shall continue unstayed and in effect for a period of thirty (30) consecutive days; or

(h)                                 Any transfer, sale or assignment covered pursuant to Section 8.1 hereof; or

(i)                                     All or any substantial portion (as determined by Mortgagee in its sole discretion) of the Mortgaged Property is damaged by fire or other casualty or is subject to any taking by exercise of the power of eminent domain; or

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(j)                                    An event of default under any of the Related Agreements.

14.2                        Remedies Upon Default. [TAILOR TO LOCAL LAW]  Upon the occurrence and during the continuance of any Event of Default, the whole of the Notes and other Secured Obligations shall become due at Mortgagee’s option forthwith or thereafter at the continuing option of Mortgagee, and this Mortgage will remain in force, and Mortgagee may exercise any right, power or remedy permitted to it by law or by contract.  Upon the occurrence and during the continuance of any Event of Default, Mortgagee may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

(a)                                 Mortgagee may, to the extent permitted by applicable law, (A) institute and maintain an action of mortgage foreclosure against all or any part of the Mortgaged Property, (B) institute and maintain an action on the Notes or any other Loan Document, or (c) take such other action at law or in equity for the enforcement of this Mortgage or any of the Loan Documents and Related Agreements as the law may allow.  Mortgagee may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon and all costs of suit, including, without limitation, reasonable attorneys’ fees and disbursements;

(b)                                 Mortgagee may maintain an action or actions in any court of competent jurisdiction to obtain specific enforcement of covenants of Mortgagor hereunder, and Mortgagor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of suit brought under this subparagraph, Mortgagor waives the defenses of laches and any applicable statute of limitations;

(c)                                  In addition to Mortgagee’s rights as a “Secured Party” under the UCC, Mortgagee may, but shall not be obligated to, at any time without notice and at the expense of Mortgagor: (A) give notice to any person of Mortgagee’s rights hereunder and enforce such rights at law or in equity; (B) insure, protect, defend and preserve the Collateral or any rights or interests of Mortgagee therein; (C) inspect the Collateral; and (D) endorse, collect and receive any right to payment of money owing to Mortgagor under or from the Collateral.  Notwithstanding the above, in no event shall Mortgagee be deemed to have accepted any property other than cash in satisfaction of any obligation of Mortgagor to Mortgagee unless Mortgagee shall make an express written election of said remedy under UCC §9-620, or other applicable law.

(d)                                 To the extent permitted by law, Mortgagee may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Secured Obligations enter into and upon the Mortgaged Property and each and every part thereof and exclude Mortgagor and its agents and employees therefrom without liability for trespass, damage or otherwise (Mortgagor hereby agreeing to surrender possession of the Mortgaged

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Property to Mortgagee upon demand at any such time) and use, operate, manage, maintain and control the Mortgaged Property and every part thereof.  Following such entry and taking of possession, Mortgagee shall be entitled, without limitation, (i) to lease all or any part or parts of the Mortgaged Property for such periods of time and upon such conditions as Mortgagee may, in its discretion, deem proper, (ii) to enforce, cancel or modify any Leases and (iii) generally to execute, do and perform any other act, deed, matter or thing concerning the Mortgaged Property as Mortgagee shall deem appropriate as fully as Mortgagor might do.

14.3                        Right of Mortgagee to Credit Sale.  Upon any public sale or sales made hereunder, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the Secured Obligations the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage, and, in such event, this Mortgage and the Notes or other evidence of Secured Obligations shall be presented to the persons or person conducting the sale in order that the amount so used or applied may be credited upon the Secured Obligations as having been paid.  In determining such credit bid, Mortgagee may, but is not obligated to, take into account all or any of the following: (i) appraisals of the Mortgaged Property as such appraisals may be discounted or adjusted by Mortgagee in its sole and absolute underwriting discretion; (ii) expenses and costs incurred by Mortgagee with respect to the Mortgaged Property prior to foreclosure; (iii) expenses and costs which Mortgagee anticipates will be incurred with respect to the Mortgaged Property after foreclosure, but prior to resale, including, without limitation, costs of structural reports and other due diligence, costs to carry the Mortgaged Property prior to resale, costs of resale (e.g. commissions, attorneys’ fees, and taxes), costs of any hazardous materials clean-up and monitoring, costs of deferred maintenance, repair, refurbishment and retrofit, costs of defending or settling litigation affecting the Mortgaged Property, and lost opportunity costs (if any), including the time value of money during any anticipated holding period by Mortgagee; (iv) declining trends in real property values generally and with respect to properties similar to the Mortgaged Property; (v) anticipated discounts upon resale of the Mortgaged Property as a distressed or foreclosed property; (vi) the fact of additional collateral (if any), for the Secured Obligations; and (vii) such other factors or matters that Mortgagee (in its sole and absolute discretion) deems appropriate.  In regard to the above, Mortgagor acknowledges and agrees that: (w) Mortgagee is not required to use any or all of the foregoing factors to determine the amount of its credit bid; (x) this Section does not impose upon Mortgagee any additional obligations that are not imposed by law at the time the credit bid is made; (y) the amount of Mortgagee’s credit bid need not have any relation to any loan-to-value ratios specified in the Loan Documents or previously discussed between Mortgagor and Mortgagee; and (z) Mortgagee’s credit bid may be (at Mortgagee’s sole and absolute discretion) higher or lower than any appraised value of the Mortgaged Property.

14.4                        Multiple Foreclosures.  Mortgagee shall have the option to proceed with foreclosure in satisfaction of any part of the Secured Obligations without declaring the whole of the Secured Obligations as immediately matured, and such foreclosure may be made subject to the unmatured part of the Secured Obligations, and it is agreed that such foreclosure, if so made, shall not in any manner affect the unmatured part of the Secured Obligations, but as to such unmatured part this Mortgage, as well as the other Loan Documents and Related Agreements,

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shall remain in full force and effect just as though no foreclosure had been made.  Several foreclosures may be made without exhausting the right of foreclosures for any unmatured part of the Secured Obligations, it being the purpose to provide for a foreclosure of the security for any matured portion of the Secured Obligations without exhausting the lien of this Mortgage against the Mortgaged Property for any other part of the Secured Obligations.

14.5                        Entry by Mortgagee.  During the continuance of any Default, Mortgagee personally, or by its agents or attorneys, may enter into and upon all or any part of the Mortgaged Property, and each and every part thereof, and may exclude Mortgagor, its agents and servants wholly therefrom and, having and holding the same, may use, occupy and control the Mortgaged Property, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, Mortgagee at the expense of the Mortgaged Property, or Mortgagor, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid, may complete the construction or development of any Improvements and in the course of such completion may make such changes in the contemplated Improvements as it may deem desirable and may insure the same; and likewise, from time to time, at the expense of the Mortgaged Property, or Mortgagor, Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and Improvements thereto and thereon as may seem advisable to Mortgagee; and in every such case Mortgagee shall have the right to manage and operate the Mortgaged Property and exercise all rights and powers of Mortgagor with respect thereto either in the name of Mortgagor or otherwise as it shall deem best; and Mortgagee shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Property and every part thereof; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, betterments and Improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property, or any part thereof, as well as just and reasonable compensation for the services of Mortgagee and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, Mortgagee shall apply the monies arising as aforesaid, first, to the payment of the principal of the Notes and the interest thereon, when and as the same shall become payable and, second, to the payment of any other sums required to be paid by Mortgagor under this Mortgage or the other Loan Documents and Related Agreements.

14.6                        Appointment of Receiver.  Upon any Default, Mortgagee shall be entitled without notice to Mortgagor to apply at any time to a court having jurisdiction thereof for the appointment of a receiver of the Mortgaged Property or any part thereof and of all rents, incomes, profits, issues and revenues thereof, from whatever source derived; and thereupon it is hereby expressly covenanted and agreed that the court shall forthwith appoint such receiver with the usual powers and duties of receivers in like cases; and said appointment shall be made by the court ex parte as a matter of strict right to Mortgagee, and without reference to the adequacy or inadequacy of the value of the Mortgaged Property, or to the solvency or insolvency of Mortgagor or any party defendant to such suit.  Mortgagor hereby specifically waives the right to object to the appointment of a receiver as aforesaid and hereby expressly consents that such appointment shall be made ex parte and without notice to Mortgagor as an admitted equity and as a matter of absolute right to Mortgagee.  In order to maintain and preserve the Mortgaged Property and to prevent waste and impairment of its security, Mortgagee may, at its option,

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advance monies to the appointed receiver and all such sums advanced shall become Secured Obligations and shall bear interest from the date of such advance at the delinquent rate specified in the Notes or, if no delinquent rate is specified, then at the Notes rate.

14.7                        Remedies Cumulative.  No remedy conferred upon or reserved to Mortgagee herein, or in the Notes or any of the other Loan Documents and Related Agreements is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative and shall be in addition to every remedy given to Mortgagee or now or hereafter existing at law or in equity or by statute.  No delay or omission of Mortgagee to exercise any right or power accruing upon any default herein, or in the Notes, or any of the other Loan Documents and Related Agreements, shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein; and every power and remedy given by this Mortgage, or in the Notes or any of the other Loan Documents and Related Agreements, to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee.  Nothing in this Mortgage or in the Notes or in any of the other Loan Documents and Related Agreements shall affect the obligation of Mortgagor to pay the principal of, and interest on, the Notes in the manner and at the time and place therein respectively expressed.  In the event of foreclosure Mortgagor shall be fully liable for any deficiency.

14.8                        No Waiver.  Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions of this Mortgage, the Notes or the other Loan Documents and Related Agreements shall not be deemed to be a waiver of any of the terms and provisions hereof, or of the Notes or the other Loan Documents and Related Agreements, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage or of the Notes or the other Loan Documents and Related Agreements to be performed by Mortgagor; and Mortgagee may resort for the payment of the Secured Obligations by this Mortgage to the Mortgaged Property or to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

14.9                        Attornment by Lessee.  In the event the Mortgaged Property or any part thereof is hereafter occupied by a Lessee under a Lease, and in the event of any foreclosure hereunder, such Lessee shall, at the option of the purchaser of the Mortgaged Property as a result of the foreclosure, either (i) immediately surrender possession of the Mortgaged Property to such purchaser, or (ii) agree to attorn to and to execute an agreement reasonably satisfactory to such purchaser, which agreement shall recognize such purchaser as the owner of the Mortgaged Premises.

14.10                 Waiver of Redemption and Other Rights.  To the extent permitted by the laws of the State, Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any

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such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted, by any Governmental Entity or otherwise, to redeem the property so sold or any part thereof; and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted.  Mortgagor, for itself and all who claim under it, waives, to the extent that it lawfully may, all right to have the Mortgaged Property, or any other assets which secure the indebtedness hereby secured, marshaled upon any foreclosure hereof.

ARTICLE 15
MISCELLANEOUS(1)

15.1                        Protection of Mortgagee’s Security.  Mortgagee may, at its option, and without waiving its right to accelerate the indebtedness hereby secured and to foreclose the same, pay either before or after delinquency any or all of those certain obligations required by the terms hereof to be paid by Mortgagor for the protection of the Mortgage security or for the collection of any of the Secured Obligations.  All sums so advanced or paid by Mortgagee shall become Secured Obligations and shall bear interest from the date thereof at the delinquent rate specified in the Notes (or if no delinquent rate is specified, then at the Notes rate), and become an integral part thereof, subject in all respects to the terms, conditions and covenants of the Notes, and this Mortgage, as fully and to the same extent as though a part of the original indebtedness evidenced by the Notes and secured by this Mortgage, excepting, however, that said sums shall be repaid to Mortgagee upon demand by Mortgagee to Mortgagor for said payment.

15.2                        Costs and Expenses.  Mortgagor agrees to pay all fees and charges incurred in the procuring and making of this Mortgage or in the perfection of the lien and security interest hereof, including without limitation:  fees and expenses relating to the examination of title to the Mortgaged Property; title insurance premiums, costs and expenses; surveys; mortgage recording, documentary, transfer, mortgage registration or similar fees or taxes; revenue stamps; architects’ and engineers’ services; and attorneys’ fees.  Mortgagor further agrees to pay all and singular the costs, charges and expenses, including attorneys’ fees and abstract costs, reasonably incurred or paid at any time by Mortgagee because of the failure of Mortgagor to perform, comply with, and abide by each and every of the agreements, conditions and covenants of the Notes, of this Mortgage, or of any other Loan Document.

15.3                        Successors and Assigns.  All of the grants, covenants, terms, provisions and conditions herein shall run with the land and, subject to the provisions of Section 8.1, shall apply to, bind and inure to the benefit of, the heirs, successors and assigns of Mortgagor and the heirs, successors and assigns of Mortgagee.

15.4                        CONFESSIONS OF JUDGMENT IN EJECTMENT.  FOR THE PURPOSE OF OBTAINING POSSESSION OF ALL OR ANY PART OF THE PROPERTY IN THE EVENT OF ANY EVENT OF DEFAULT HEREUNDER OR UNDER THE DEBT INSTRUMENT, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE STATE OF [{OHIO} {VERMONT} {PENNSYLVANIA}] OR

(1)  Miscellaneous provisions to also include any necessary local law provisions or modifications.

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ELSEWHERE, AS ATTORNEY FOR MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MORTGAGOR, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, IN AN ACTION IN EJECTMENT FOR POSSESSION OF ALL OR ANY PART OF THE PROPERTY, IN FAVOR OF MORTGAGEE, AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF ALL OR ANY PART OF THE PROPERTY, AS APPLICABLE, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION.  IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED IT SHALL BE DISCONTINUED, OR POSSESSION OF ALL OR ANY PART OF THE PROPERTY SHALL REMAIN OR BE RESTORED TO MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER ACTIONS AS ABOVE PROVIDED TO RECOVER POSSESSION OF ALL OR ANY PART OF THE PROPERTY.  MORTGAGEE MAY CONFESS JUDGMENT IN AN ACTION IN EJECTMENT BEFORE OR AFTER THE INSTITUTION OF PROCEEDINGS TO FORECLOSE THIS MORTGAGE OR TO ENFORCE THE DEBT INSTRUMENT OR ANY OTHER DOCUMENT, OR AFTER ENTRY OF JUDGMENT THEREIN OR ON THE DEBT INSTRUMENT OR ANY OTHER DOCUMENT, OR AFTER A SHERIFF’S SALE, FORECLOSURE SALE OR OTHER JUDICIAL SALE OF ALL OR ANY PART OF THE PROPERTY IN WHICH MORTGAGEE IS THE SUCCESSFUL BIDDER, IT BEING THE UNDERSTANDING OF THE PARTIES THAT THE AUTHORIZATION TO PURSUE SUCH PROCEEDINGS FOR CONFESSION OF JUDGMENT HEREIN IS AN ESSENTIAL PART OF THE REMEDIES FOR ENFORCEMENT OF THIS MORTGAGE, THE DEBT INSTRUMENT AND THE OTHER DOCUMENTS, AND SHALL SURVIVE ANY EXECUTION SALE TO MORTGAGEE.

15.5                        CONFESSIONS OF JUDGMENT FOR MONEY.  IN THE EVENT OF ANY EVENT OF DEFAULT HEREUNDER OR UNDER THE DEBT INSTRUMENT, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE STATE OF [{OHIO} {VERMONT} {PENNSYLVANIA}] OR ELSEWHERE, AS ATTORNEY FOR MORTGAGOR, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MORTGAGOR IN FAVOR OF THE HOLDER OF THIS MORTGAGE IN THE FULL AMOUNT OF THE SECURED OBLIGATIONS THEN DUE AND OWING UNDER THE DEBT INSTRUMENT AND THIS MORTGAGE, TOGETHER WITH ALL ACCRUED AND UNPAID INTEREST THEREON PLUS REASONABLE ATTORNEYS’ FEES, PLUS COURT COSTS, ALL WITHOUT PRIOR NOTICE OR OPPORTUNITY OF MORTGAGOR FOR PRIOR HEARING.  THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST MORTGAGOR SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE HOLDER SHALL DEEM NECESSARY, CONVENIENT, OR PROPER.

15.6                        WAIVER OF JURY TRIAL.  THE PARTIES TO THIS AGREEMENT WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THEY MAY BE

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PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO, THIS AGREEMENT.  IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTION OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE.

15.7                        Funds for and Proof of Payment of Taxes and Insurance.  If required by Mortgagee, Mortgagor will pay to Mortgagee, on the first day of each and every consecutive month, a sum equal to one-twelfth of the annual amount necessary to pay all taxes and assessments against the Mortgaged Property, said monthly sum to be estimated solely by Mortgagee and calculated to be an amount not less than the amount of taxes and assessments assessed against the Mortgaged Property for the previous year, and if further required by Mortgagee, to pay all insurance premiums in manner and form as provided herein for the payment of taxes and assessments.  Except as otherwise required by applicable law, no interest will be paid upon any sum held by Mortgagee pursuant to the terms hereof.  If Mortgagee elects not to collect such fund for payment of taxes and insurance as aforesaid, Mortgagor will deliver to Mortgagee, prior to the date upon which any taxes or insurance premiums respecting the Mortgaged Property are due, proof satisfactory to Mortgagee evidencing payment of such amounts.  Mortgagee shall have the right, at any time, to require Mortgagor to commence payment to the aforesaid fund regardless of any prior waiver by Mortgagee of such requirement.

15.8                        Mortgagor’s Certificate.  Mortgagor will, within ten (10) days after the request of Mortgagee, furnish a written statement of the amount owing on the Secured Obligations and therein state whether or not Mortgagor claims any defenses or offsets thereto.  Such statement shall also include such other certifications as Mortgagee may require.

15.9                        Taxation Affecting Debts.  In the event of the passage of any federal, state or other law, order, rule or regulation which in any manner changes or modifies the laws now in force governing the taxation of debts secured by mortgages or deeds of trust, or the manner of collecting taxes, so as to affect Mortgagee adversely, Mortgagor will promptly pay any such tax; if Mortgagor fails to do so, or if any such law, order, rule or regulation prohibits Mortgagor from making such payment, or would penalize Mortgagee if Mortgagor makes such payment, then the entire balance of the Secured Obligations, shall, without notice, immediately become due and payable at the option of Mortgagee.

15.10                 Notices.  All notices, approvals, waivers, consents, demands, requests and declarations (hereinafter called “Notices”) given or required to be given by either party hereto to the other party shall be in writing.  Except as otherwise provided by applicable law:  (1) all notices by Mortgagee to Mortgagor shall be deemed to have been properly given if delivered in person or if sent by United States registered or certified mail, postage prepaid, addressed to Mortgagor, at its address set forth at the beginning of this Mortgage, or to such other addresses as may from time to time designate by written notice to Mortgagee given as herein required; (2) all notices by Mortgagor to Mortgagee shall be deemed to have been properly given if sent United States registered or certified mail, postage prepaid, addressed to Mortgagee, at its address set forth at the beginning of this Mortgage, or to such other address as Mortgagee may from time to time designate by written notice to Mortgagor given by Mortgagee or its assigns, as herein

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required; and (3) notices mailed in the manner aforesaid shall be deemed sufficiently served or given for all purposes under this Mortgage at the time such notice shall be deposited, certified and postage prepaid, in any post office or branch post office regularly maintained by the United States Government, and notices given in any other manner provided for above shall be served or given for all purposes under this Mortgage when actually received.

15.11                 Corrections and Future Acts.  Mortgagor will, upon request of Mortgagee, promptly correct any defect, error, or omission which may be discovered in the contents of this Mortgage or in the execution or acknowledgment hereof, and will execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Mortgagee to carry out more effectively the purposes of this Mortgage, to subject to the lien and security interest hereby created any of Mortgagor’s properties, rights, or interest covered or intended to be covered hereby, and to perfect and maintain such lien and security interest.

15.12                 Indemnification.  Mortgagor shall indemnify, hold harmless, and reimburse Mortgagee for any liability, damage, or expense, including attorneys’ fees and amounts paid in settlement, which Mortgagee may incur or sustain in the execution of this Mortgage or in the doing of any act which it is required or permitted to do by the terms hereof or by law, and Mortgagee shall be reimbursed therefor in accordance with the provisions of Section 15.1.  This indemnity shall survive payment of the Secured Obligations and release of this Mortgage of record.

15.13                 Governing Law.  This Mortgage was negotiated, executed and delivered in [{Ohio} {Vermont} {Pennsylvania}] and shall be construed according to [{Ohio} {Vermont} {Pennsylvania}] law, without reference to the conflicts of laws principles thereof.

15.14                 Severability.  If any provision or clause of this Mortgage shall be held or deemed to be or shall, in fact, be inoperative, invalid or unenforceable as applied in any particular case or in all cases because it conflicts with any provisions of any constitution or statute or rule of public policy, or for any other reason, such determination shall not affect in any way any other provision or clause herein which can be given effect without the inoperative, invalid or unenforceable provision or clause.

15.15                 Amendments.  No alteration or amendment of this Mortgage shall be effective unless in writing signed by the parties sought to be charged or bound thereby.

15.16                 After-Acquired Property.  All right, title and interest of Mortgagor in and to all Improvements, betterments, renewals, substitutes and replacements of and all additions and appurtenances to, the Mortgaged Property hereafter acquired, constructed, assembled or placed by Mortgagor on the Mortgaged Property, and all conversions of the security constituted thereby, and any other or additional interest in or to the Mortgaged Property hereafter acquired by Mortgagor, immediately upon such acquisition, construction, assembly, placement or conversion, as the case may be, and in each such case without any further mortgage, grant, conveyance or assignment or other act of Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described in the Granting Clause hereof.

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15.17                 Prior Mortgage and Amendments.  This Mortgage amends and restates in its entirety that certain [ORIGINAL MORTGAGE, AMENDED AND RESTATE MORTGAGE, AND ALL AMENDMENTS].

ARTICLE 16
ENVIRONMENTAL COVENANTS

16.1                        Mortgagor’s Warranties.  Mortgagor hereby warrants and represents to Mortgagee that:  (a) there has not, at any time during Mortgagor’s ownership of the Land, nor at any time prior to Mortgagor’s ownership of the Land, been any “release” (as defined in 42 U.S.C. § 9601(22)) or threat of a “release” by Mortgagor or any third party of any Hazardous Substances on, about, or to the best of Mortgagor’s knowledge, near the Land (including adjacent or nearby properties) which could have come to be located upon the Land or in the water or the groundwater thereon or thereunder; (b) no part of the Land is or has been used at any time during Mortgagor’s ownership of the Land nor at any time prior to Mortgagor’s ownership of the Land as the site of any handling, treatment, storage, refining or disposal of any Hazardous Substances; (c)  no part of the Land is or has been at any time during Mortgagor’s ownership of the Land nor at any time prior to Mortgagor’s ownership of the Land, a “facility” (as defined in 42 U.S.C. § 9601(9)(B)); (d) no asbestos or asbestos-containing materials are located in or have been installed, used, incorporated into or disposed of on or about the Mortgaged Property; (e) no polychlorinated biphenyls are located on or about the Mortgaged Property, including without limitation in any electrical transformers or in fluorescent light fixtures or ballasts; (f) except as previously disclosed to Mortgagee, there have been no environmental investigations, studies, audits, tests, reviews or other analyses of or relating to the Land; (g) there are no conditions on or about the Land which are violative of any Environmental Laws, and the Land and the existing uses (and all prior uses known to Mortgagor) of the Land comply with all Environmental Laws; and (h) no claims or demands have been asserted or made by any third parties arising out of, relating to or in connection with any Hazardous Substances on or about or allegedly on or about the Land for any injuries suffered or incurred or allegedly suffered or incurred by reason of any of the foregoing.  The representations and warranties contained in this Section 16.1 shall, insofar as they relate to the Land, be deemed to be continuing and Mortgagor covenants and agrees that said representations and warranties shall remain true and correct in all material respects until the Secured Obligations have been paid in full.

16.2                        Notice of Hazardous Substances.  Mortgagor covenants and agrees to provide Mortgagee with copies of any notifications of releases of Hazardous Substances or of any environmental hazards or potential hazards which are given by or on behalf of Mortgagor to any federal, state or local or other agencies or authorities or which are received by Mortgagor from any federal, state or local or other agencies or authorities with respect to the Land.  Such copies shall be sent to Mortgagee concurrently with their being mailed or delivered to the governmental agencies or authorities or within ten (10) days after they are received by Mortgagor.

16.3                        Notice of Chemical Disclosures.  Mortgagor covenants and agrees to provide Mortgagee with copies of all emergency and hazardous chemical inventory forms (hereinafter, “Environmental Notices”) previously given, as of the date hereof, to any federal, state or local governmental authority or agency as required pursuant to the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. § 11001 et. seq., or any other Environmental

36

Laws, and to provide Mortgagee with copies of all Environmental Notices subsequently sent to any such governmental authority or agency as required pursuant to the Emergency Planning and Community Right-to-Know Act of 1986 or any other Environmental Laws.  Such copies of subsequent Environmental Notices shall be sent to Mortgagee concurrently with their being mailed to any such governmental authority or agency.

16.4                        Operation of Mortgaged Property.  Mortgagor hereby covenants and agrees to comply with and operate and at all times use, keep and maintain the Mortgaged Property and every part thereof (whether or not such property constitutes a facility, as defined in CERCLA) in conformance with all Environmental Laws.  Without limiting the generality of the foregoing, Mortgagor will not use, generate, treat, store, dispose of or otherwise introduce any Hazardous Substance into or on the Mortgaged Property or any part thereof nor cause, suffer, allow or permit anyone else to do so except in accordance with Environmental Laws.

16.5                        Indemnity.  Except to the extent caused by Mortgagee’s gross negligence or willful misconduct, Mortgagor hereby covenants and agrees to indemnify, protect and hold harmless Mortgagee from and against any and all claims, demands, costs, liabilities, damages or expenses, including reasonable attorneys’ fees, arising from (a) any release (as defined above) or threat of a release, actual or alleged, of any Hazardous Substances, upon or about the Land or respecting any products or materials previously, now or hereafter located upon, delivered to or in transit to or from the Land, regardless of whether such release or threat of release or alleged release or threat of release has occurred prior to the date hereof or hereafter occurs and regardless of whether such release occurs as the result of any act, omission, negligence or misconduct of Mortgagor or any third party or otherwise, (b) (i) any violation now existing (actual or alleged) of, or any other liability under or in connection with, any Environmental Laws relating to or affecting the Land, or (ii) any now-existing or hereafter arising violation, actual or alleged, or any other liability, under or in connection with, any Environmental Laws relating to any products or materials previously, now or hereafter located upon, delivered to or in transit to or from the Land, regardless of whether such violation or alleged violation or other liability is asserted or has occurred or arisen prior to the date hereof or hereafter is asserted or occurs or arises and regardless of whether such violation or alleged violation or other liability occurs or arises, as the result of any act, omission, negligence or misconduct of Mortgagor or any third party or otherwise, or (c) any assertion by any third party of any claims or demands for any loss or injury arising out of, relating to or in connection with any Hazardous Substances on or about or allegedly on or about the Land, or (d) any breach, falsity or failure of any of the representations, warranties, covenants and agreements contained in Section 16.1 hereof.  This indemnity shall survive payment of the Secured Obligations and release of this Mortgage of record.

16.6                        Separate Environmental Indemnity Agreement Not Secured by Mortgage.  Notwithstanding any provision of this Mortgage to the contrary, the obligations of the Mortgagor under that certain Environmental Indemnity Agreement, of even date herewith, executed by Borrowers in favor of Lender (the “Environmental Indemnity”) shall not be deemed or construed to be secured by the lien of this Mortgage, or otherwise restricted or affected by the foreclosure of the lien hereof or any other exercise by Lender of its remedies hereunder or under any other Loan Document, such Environmental Indemnity being intended by the signatories thereto to be its (or their) unsecured obligation.

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ARTICLE 17
SPECIAL COVENANTS/OBLIGATIONS AND RELIANCES

17.1                        Single Purpose Entity.  Mortgagor has not and shall not: (a) engage in any business or activity other than the ownership, operation and maintenance of the Mortgaged Property, and activities incidental thereto; (b) acquire or own any material assets other than (i) the Mortgaged Property, and (ii) such incidental personal property as may be necessary for the operation of the Mortgaged Property; (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Mortgagee’s consent; (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Mortgagee, amend, modify, terminate or fail to comply with the provisions of Mortgagor’s Articles of Incorporation or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Mortgagor to perform its obligations hereunder, under the Notes or under the other Loan Documents and Related Agreements; (e) own any subsidiary or make any investment in, any person or entity without the consent of Mortgagee; (f) commingle its assets with the assets of any of its general partners, affiliates, principals or of any other person or entity; (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Secured Obligations, except with respect to trade payables in the ordinary course of its business of owning and operating the Mortgaged Property, provided that such debt is paid within sixty (60) days of when incurred; (h) become insolvent and fail to pay its debts and liabilities from its assets as the same shall become due; (i) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, principals and affiliates of Mortgagor, the affiliates of a general partner of Mortgagor, and any other person or entity; (j) enter into any contract or agreement with any general partner, principal or affiliate of Mortgagor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, principal or affiliate of Mortgagor; (k) seek the dissolution or winding up in whole, or in part, of Mortgagor; (l) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, principal or affiliate of Mortgagor, or any general partner, principal or affiliate thereof or any other person; (m) hold itself out to be responsible for the debts of another person; (n) make any loans or advances to any third party, including any general partner, principal or affiliate of Mortgagor, or any general partner, principal or affiliate thereof; (o) fail to file its own tax returns; (p) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Mortgagor is responsible for the debts of any third party (including any general partner, principal or affiliate of Mortgagor, or any general partner, principal or affiliate thereof); (q) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; or (r) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency,

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bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

17.2                        Relationship of Mortgagor and Mortgagee.  The relationship between Mortgagor and Mortgagee is solely that of debtor and creditor, and Mortgagee has no fiduciary or other special relationship with Mortgagor, and no term or condition of any of the Notes, this Mortgage and the other Loan Documents and Related Agreements shall be construed so as to deem the relationship between Mortgagor and Mortgagee to be other than that of debtor and creditor.

17.3                        No Reliance on Mortgagee.  The officers, shareholders, principals or other beneficial owners of Mortgagor are experienced in the ownership and operation of properties similar to the Mortgaged Property, and Mortgagor and Mortgagee are relying solely upon such expertise and business plan in connection with the ownership and operation of the Mortgaged Property.  Mortgagor is not relying on Mortgagee’s expertise, business acumen or advice in connection with the Mortgaged Property.

17.4                        No Mortgagee Obligations.

(a)                                 Notwithstanding any of the provisions of this Mortgage, Mortgagee is not undertaking the performance of any obligations with respect to any agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses or any other documents relating to the use and development of the Mortgaged Property.

(b)                                 By accepting or approving anything required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to this Mortgage, the Notes or the other Loan Documents and Related Agreements, including without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Mortgagee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Mortgagee.

17.5                        Reliance.  Mortgagor recognizes and acknowledges that in accepting the Notes, this Mortgage and the other Loan Documents and Related Agreements, Mortgagee is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article Three without any obligation to investigate the Mortgaged Property and notwithstanding any investigation of the Mortgaged Property by Mortgagee; that such reliance existed on the part of Mortgagee prior to the date hereof; that the warranties and representations are a material inducement to Mortgagee in accepting the Notes, this Mortgage and the other Loan Documents and Related Agreements; and that Mortgagee would not be willing to make the loan evidenced by the Notes, this Mortgage and the other Loan Documents and Related Agreements, and accept this Mortgage in the absence of the warranties and representations as set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the day and year first above written.

MORTGAGOR:

[{Sycamore Lake, Inc.} {Boston Mills Ski Resort, Inc.} {Brandywine Ski Resort, Inc.} {JFBB Ski Areas, Inc.} {Mount Snow Ltd.}],
a[{n Ohio} { Missouri} { Vermont}] corporation

By:
Stephen J. Mueller, Vice President

[STATE SPECIFIC ACKNOWLEDGEMENT, WITNESSING/EXECUTION/REQUIREMENTS AS MANDATED BY APPLICABLE LOCAL LAW]

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SCHEDULE 1

LEGAL DESCRIPTION OF LAND

[INSERT LEGAL DESCRIPTION]

Schedule 1 - Page 1

SCHEDULE 2

PERMITTED ENCUMBRANCES

Schedule 2 - Page 1

EXHIBIT N

RIGHT OF FIRST REFUSAL AGREEMENT

(Mount Attitash)

THIS RIGHT OF FIRST REFUSAL AGREEMENT (this “Agreement”), dated as of                   ,        , 2014 (“Effective Date”), is made and entered into among L.B.O. HOLDING, INC., a Maine corporation (hereinafter referred to as “LBO”), and EPT SKI PROPERTIES, INC., a Delaware corporation (hereinafter referred to as “EPR”).  LBO and EPR are sometimes collectively referred to herein as the “Parties” and each of the Parties is sometimes singularly referred to herein as a “Party”.

A.                                    LBO is the owner of certain real property and ski resort facilities and improvements located thereon in Carroll County, New Hampshire, as legally described on Exhibit A attached hereto and incorporated herein by this reference (the “Property”).

B.                                    LBO may desire to finance, mortgage, sell, transfer, convey or otherwise dispose of (which may include a sale / leaseback, or a mortgage) (“Transfer/Finance”) any or all of the Property during a period of seven (7) years from and including the date hereof (the “ROFR Period”).

C.                                    LBO desires to grant to EPR a right of first refusal relating to the Transfer/Finance of the Property, exercisable under the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the payment of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties, LBO and EPR hereby agree as follows:

1.                                                                                      Right of First Refusal.

(a)                                 Grant of Right of First Refusal.  Subject to the terms and conditions set forth in this Agreement, LBO hereby grants to EPR a right of first refusal (“First Refusal Right”) relating to the Transfer/Finance of all or any of the Property.  If, at any time during the ROFR Period, LBO desires to Transfer/Finance the Property pursuant to a bona fide offer (the “Bona Fide Offer”) from a third party (the “Proposed Transferee”), LBO shall first deliver to EPR a written offer (the “LBO Offer”), which LBO Offer shall offer to Transfer/Finance the Property to EPR on terms and conditions, including price, timing and lease terms (if applicable), not less favorable to EPR than the terms and conditions which LBO proposed to Transfer/Finance the Property to the Proposed Transferee.  The LBO Offer shall disclose the identity of the Proposed Transferee, the person or persons, if any, that control such Proposed Transferee, to the extent known by LBO, the terms and conditions, including price, timing and lease terms (if applicable), of the proposed Transfer/Finance, any proposed form purchase agreement or lease and any other material facts relating to the proposed transaction.  Each LBO Offer is an irrevocable commitment by LBO to sell the Property on the terms and conditions set forth therein.

(b)                                 Confirmation of Bona Fide Offer.  EPR shall be permitted to confirm that the Bona Fide Offer is firm and subject only to conditions that could reasonably be expected to be satisfied, by (i) review of the documents involved in such Bona Fide Offer and (ii) requiring that the LBO cause the Proposed Transferee to submit evidence reasonably satisfactory to EPR of financing for such purchase, but only to the extent that the Bona Fide Offer has a financing contingency.  If review of such documents and of such evidence of financing by EPR would violate a confidentiality obligation of LBO to the Proposed Transferee, or of the Proposed Transferee to any third party, LBO shall designate a recognized accounting or investment banking firm or similar third party reasonably satisfactory to EPR, who shall at EPR’s expense (i) certify that the terms set forth in the written documents are as described in the Offer or are no more favorable to the Proposed Transferee than the terms described in the Offer, and (ii) certify that financing has been obtained, subject to no condition which, in such third party’s reasonable judgment, is likely to be unsatisfied, or based on the evidence provided, such third party expects that financing for the sale to the Proposed Transferee will be obtained.

(c)                                  Acceptance of LBO Offer.

(i)  If EPR elects to purchase the Property on the terms set forth in the LBO Offer, EPR shall deliver in writing its election to purchase the Property to LBO within thirty (30) days following the date the LBO Offer was received by EPR (the “Acceptance Date”), but not less than five days prior to the expiration date of the Bona Fide Offer, provided such election in any circumstance will not be due prior to the expiration of 10 business days following the date the LBO’s Offer was received by EPR.  Such communication shall, when taken in conjunction with the LBO Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the Transfer/Finance of the Property.  Such agreement may be evidenced by, but, unless otherwise agreed, shall not be subject to, execution of a purchase agreement or lease, as applicable.

(ii)                                  If EPR does not elect to purchase the Property by the Acceptance Date, LBO (i) shall be under no obligation to Transfer/Finance any portion of the Property to any person, unless LBO so elects, and (ii) may, within a period of six (6) months from and after the date the LBO Offer was received by EPR, Transfer/Finance the Property to any person, including the Proposed Transferee, at a price at least equal to that offered to EPR in the LBO Offer and on the terms and conditions substantially consistent to those included in the LBO Offer and LBO shall be under no obligation to submit a LBO Offer to Transfer/Finance the Property to EPR in connection therewith.  The First Refusal Right granted to EPR under the terms and conditions of this Agreement shall revive in the event that LBO fails to Transfer/Finance the Property within the six (6) month period specified above.

2.                                      Due Diligence.  During the periods following the date the Notice of Transfer/Finance was received by EPR and prior to the Offer Date, following the date the LBO Offer was received by EPR and prior to the Acceptance Date and following any agreement to Transfer/Finance the Property, LBO shall provide EPR access to the Property, its books and records related thereto and its officers and employees with knowledge thereof during reasonable hours for purposes of conducting a due diligence investigation of the Property and its proposed operations.

3.                                      Closing.  The closing of any Transfer/Finance of the Property pursuant to this Agreement shall be determined by the Parties (which, unless otherwise agreed, shall be within sixty (60) days of the acceptance of any offer hereunder).

4.                                      No Broker.  EPR represents that it has dealt with no broker in connection with the First Refusal Right granted hereby, and agrees to indemnify and hold LBO harmless from the claims of any broker in connection with the transactions contemplated hereby.

5.                                      Notices.  All notices, requests and other communications under this Agreement shall be in writing and shall be either (a) delivered in person, (b) sent by certified mail, return-receipt requested, (c) delivered by a recognized delivery service or (d) sent by facsimile transmission and addressed as follows:

If intended for EPR:	EPT Ski Properties, Inc.
c/o EPR Properties
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
Phone: (816) 472-1700
Facsimile: (816) 472-5794
Attention: Assistant General Counsel

With a copy to:	Stinson Leonard Street LLP
1201 Walnut, Suite 2900
Kansas City, Missouri 64105
Phone: (816) 691-3179
E-Mail: timothy.laycock@stinsonleonard.com
Attention: Tim Laycock

If intended for LBO:	L.B.O. Holding, Inc.
c/o Peak Resorts, Inc.
17409 Hidden Valley Drive
Wildwood, Missouri 63025

With a copy to:	Sandberg Phoenix & Von Gontard P.C.
600 Washington Avenue-15th Floor
St. Louis, Missouri 63101
Phone: (314) 425-4916
Facsimile: (314) 725-5754
E-mail: djones@sandbergphoenix.com
Attention: David L. Jones

or at such other address, and to the attention of such other person, as the parties shall give notice as herein provided.  A notice, request and other communication shall be deemed to be duly received if delivered in person or by a recognized delivery service, when delivered to the address of the recipient, if sent by mail, on the date of receipt by the recipient as shown on the return-receipt card, or if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient’s facsimile number; provided that if a notice, request or other communication is served by hand or is received by facsimile on a day which is not a Business Day, or after 5:00 P.M. on any Business Day at the addressee’s location, such notice or communication shall be deemed to duly received by the recipient at 9:00 A.M. on the first Business Day thereafter.

6.                                      Waiver of Conditions.  Any Party may at any time or times, at its election, waive any of the conditions to its obligations hereunder, but any such waiver shall be effective only if contained in a writing signed by such Party.  No waiver by a Party of any breach of this Agreement by the other Party shall be deemed to be a waiver of any other breach by such Party (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by a Party after any breach by the other Party shall be deemed to be a waiver of any breach of this Agreement by such other Party, whether or not the first Party knows of such breach at the time it accepts such payment or performance.  No failure or delay by a Party to exercise any right it may have by reason of the default of the other Party shall operate as a waiver of default or modification of this Agreement or shall prevent the exercise of any right by the first Party while the other Party continues to be so in default.

7.                                      Covenant Not to Sell; Short Form Memorandum.  Upon request, the parties shall execute a short-form memorandum of this Agreement for recording purposes.  LBO agrees for a period of one (1) year following the Effective Date, not to sell, transfer, convey or enter into any sales contract, option to purchase, or similar agreement with respect to any of the Property.

8.                                      Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.  The Parties agree that jurisdiction and venue for any litigation arising out of this Agreement shall be in the Courts of Jackson County, Missouri or the U.S. District Court for the Western District of Missouri and, accordingly, consent thereto.

9.                                      Attorneys’ Fees.  If either Party obtains a judgment against the other Party by reason of a breach of this Agreement, a reasonable attorneys’ fee as fixed by the court shall be included in such judgment.

10.                               Remedies Cumulative.  Except as herein expressly set forth, no remedy conferred upon a Party by this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law, in equity or by statute.

11.                               Specific Performance.  The Parties agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, and no adequate remedy at law would exist and damages would be difficult to determine, and that the Parties shall be entitled to specific performance hereof (without requirement to post bond), in addition to any and all other remedies at law or in equity.  The Parties agree that in connection with the enforcement of any agreement to Transfer/Finance the Property created hereunder, the terms to be enforced shall be in the following order of priority:  (i) those terms contained in any executed purchase agreement or lease; (ii) in the absence of (i), those contained in the communications that constituted the agreement between the parties.

12.                               Complete Agreement.  This Agreement constitutes the entire understanding between LBO and EPR with respect to the subject matter hereof and no representations, warranties, promises, guarantees or agreements, oral or written, express or implied, have been made by LBO with respect to this Agreement except as expressly provided in this Agreement.  The Agreement may not be modified, amended or waived except by a written instrument executed by both LBO and EPR.  A waiver on one occasion shall not be construed to be a waiver with respect to any other occasion.

13.                               Waiver of Jury Trial.  EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE OTHER AGREEMENTS.

14.                               Captions.  The captions in this Agreement are inserted for convenience of reference only and in no way define, describe of limit the scope or intent of this Agreement or any of the provisions hereof.

15.                               Counterparts.  This Agreement may be executed in one or more counterparts, each of which counterparts, when executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute one and the same Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, LBO and EPR have executed this Agreement as of the day and year first above written.

EPR:

EPR SKI PROPERTIES, INC.,
a Delaware corporation

By:
Name:
Title:

LBO:

L.B.O. HOLDING, INC., a Maine corporation

By:
Name:
Title:

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

EXHIBIT O

AMENDED AND RESTATED PROMISSORY NOTE

(Mount Snow Ski Resort)

$51,050,000.00	, 20

FOR VALUE RECEIVED, PEAK RESORTS, INC., a Missouri corporation and MOUNT SNOW, LTD, a Vermont corporation (collectively, jointly and severally, “Borrower”), hereby promise to pay to the order of EPT MOUNT SNOW, INC., a Delaware corporation (together with any and all of its successors and assigns and/or any other holder of this Note, “Lender”), without offset, in immediately available funds in lawful money of the United States of America, at 909 Walnut Street, Suite 200, Kansas City, Missouri 64106, the principal sum of FIFTY ONE MILLION FIFTY THOUSAND AND NO 100 DOLLARS ($51,050,000.00) together with interest on the unpaid principal balance of this Note as hereinafter provided.  Interest shall be calculated on the basis of a 360 day year.

Section 1                                              Payment.  Commencing on                                  , 20    , and continuing on the same day of each month thereafter until the Maturity Date, the Borrower shall pay interest only on the unpaid principal balance of this Note at the rate of interest set forth in Section 3 below.  The entire principal balance of this Note, together with all accrued and unpaid interest and all other amounts payable hereunder shall be due and payable in full on                                  , 20     [20 years following date of Note] (the “Maturity Date”), the final maturity of this Note.

Section 2                                              Security; Loan Documents.  This Note evidences a loan made by Lender to the Borrower pursuant to a Master Loan Agreement of even date herewith, by and between the Borrower and Lender (as amended, modified or supplemented from time to time, the “Loan Agreement”).  This Note shall be secured by (a) that certain Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (as the same may from time to time be amended, restated, modified or supplemented, the “Mortgage”), of even date herewith, from Mount Snow, Ltd, to Lender, conveying and encumbering certain real and personal property more particularly described therein and located in Wilmington, Vermont and Dover, Vermont, and commonly known as the Mount Snow Ski Resort (the “Property”);  and (b) the Master Debt Service Reserve and Security Agreement (as the same may from time to time be amended, restated, modified or supplemented, the “Debt Service Agreement”) by and between Lender and Borrower of even date herewith.  This Note, the Mortgage, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the “Loan”), as the same may from time to time be amended, restated, modified or supplemented, are herein sometimes called individually a “Loan Document” and together the “Loan Documents.”

Section 3                                              Interest Rate.

(a) Initial Rate.  The unpaid principal balance of this Note from day to day outstanding shall initially bear interest at a rate of                                                                        percent (            %) per annum.(1)

(b) Annual Rate Adjustment.  On                                  , 20    , and on the first day of                        of each year thereafter (the “Adjustment Date”) until the Maturity Date, the rate of interest shall be increased each year by the lesser of the following: (x) three (3) times the percentage increase in the CPI (as hereinafter defined) from the CPI in effect on the applicable Adjustment Date over the CPI in effect on the immediately preceding Adjustment Date, in each case rounded to the nearest one-hundredth

(1)  Interest Rate will be that in effect on the Closing Date under the current applicable note, and escalation dates will track escalation dates under the current applicable note.

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of a percent; or (y) one and one-half percent (1.5%) (i.e., the rate of interest shall be increased to an amount equal to the rate of interest in the previous year multiplied by 1.015).  For the purposes hereof, “CPI” shall mean the Consumer Price Index for all Urban Consumers, U.S. City Average, published by the Bureau of Labor Statistics of the United States Department of Labor (base year 1982-84=100).

(c) Past Due Rate.  Any principal of, and to the extent permitted by applicable law, any interest on this Note, and any other sum payable hereunder, which is not paid when due (without regard to any applicable grace periods), shall bear interest, from the date due and payable until paid, payable on demand, at a rate per annum (the “Past Due Rate”) equal to the per annum interest rate from time to time publicly announced by Citibank, N.A., New York, New York as its base rate, plus four percent (4%), but in no event shall the Past Due Rate ever be less than the rate of interest set forth in subsection (a) above, (as adjusted pursuant to subsection (b) above and sometimes referred to herein as the “standard rate of interest”) plus 200 basis points (2.00%).  If Citibank, N.A. discontinues reporting a base rate, then the base rate shall be such other base rate as Lender designates to be the successor base rate.

Section 4                                              Prepayment.  Borrower shall have no right to prepay all or any part of the principal of this Note prior to its scheduled Maturity Date without Lender’s consent, which consent shall be held by Lender in its sole discretion.

Section 5                                              Late Charges.  If Borrower shall fail to make any payment under the terms of this Note (other than the payment due at maturity) within fifteen (15) days after the date such payment is due, Borrower shall pay to Lender on demand a late charge equal to four percent (4%) of the amount of such payment.  Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment.  The late charge is imposed for the purpose of defraying the expenses of Lender incident to handling such delinquent payment.  This charge shall be in addition to, and not in lieu of, any other amount that Lender may be entitled to receive or action that Lender may be authorized to take as a result of such late payment.

Section 6                                              Certain Provisions Regarding Payments.  All payments made under this Note shall be applied, to the extent thereof, to late charges, to accrued but unpaid interest, to unpaid principal, and to any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion, any instructions from Borrower or anyone else to the contrary notwithstanding.  Remittances shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and shall be accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by Lender of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way (a) waive or excuse the existence of an Event of Default (as hereinafter defined), (b) waive, impair or extinguish any right or remedy available to Lender hereunder or under the other Loan Documents, or (c) waive the requirement of punctual payment and performance or constitute a novation in any respect.  Payments received after 2:00 o’clock p.m. central standard time shall be deemed to be received on, and shall be posted as of, the following business day.  Whenever any payment under this Note or any other Loan Document falls due on a Saturday, a Sunday or another day on which the offices of Lender are not open for the conduct of its banking business at the place where this Note is payable, such payment may be made on the next succeeding day on which the offices of Lender are open for such business.

Section 7                                              Events of Default.  The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note:

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(a)                                 Borrower fails to pay when and as due and payable any amounts payable by Borrower to Lender under the terms of this Note and such amount remains unpaid beyond a period of ten (10) days after written notice of such default is given by Lender to Borrower.

(b)                                 Any covenant, agreement or condition in this Note is not fully and timely performed, observed or kept, subject to any applicable grace or cure period set forth in the Loan Documents.

(c)                                  An Event of Default (as therein defined) occurs under any of the Loan Documents other than this Note (subject to any applicable grace or cure period), including without limitation the Mortgage and Loan Agreement.

Section 8                                              Remedies.  Upon the occurrence of an Event of Default, Lender may at any time thereafter exercise any one or more of the following rights, powers and remedies:

(a)                                 Lender may accelerate the Maturity Date and declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts payable hereunder and under the other Loan Documents, at once due and payable, and upon such declaration the same shall at once be due and payable.

(b)                                 Lender may set off the amount due against any and all accounts, credits, money, securities or other property now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower.

(c)                                  Lender may exercise any of its other rights, powers and remedies under the Loan Documents or at law or in equity.

Section 9                                              Remedies Cumulative.  All of the rights and remedies of Lender under this Note and the other Loan Documents are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights and remedies.  No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time.  No failure by Lender to exercise, nor delay in exercising, any right or remedy shall operate as a waiver of such right or remedy or as a waiver of any Event of Default.

Section 10                                       Costs and Expenses of Enforcement.  Borrower agrees to pay to Lender on demand all costs and expenses incurred by Lender in seeking to collect this Note or to enforce any of Lender’s rights and remedies under the Loan Documents, including court costs and reasonable attorneys’ fees and expenses, whether or not suit is filed hereon, or whether in connection with bankruptcy, insolvency or appeal.

Section 11                                       Service of Process.  Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Peak Resorts, Inc., at its address specified in the Loan Agreement. Borrower irrevocably agrees that such service shall be deemed to be service of process upon each party executing this Note as Borrower in any such suit, action, or proceeding.  Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions, subject to any provision or agreement for arbitration or dispute resolution set forth in the Loan Agreement.

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Section 12                                       Heirs, Successors and Assigns.  The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties.  The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents.

Section 13                                       General Provisions.  Time is of the essence with respect to Borrower’s obligations under this Note.  Borrower and each party executing this Note as Borrower hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the state and county in which the Property is located for the enforcement of any and all obligations under this Note and the other Loan Documents; (f) agree that their liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (g) hereby subordinate to the Loan and the Loan Documents any and all rights against Borrower and any security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full.  A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.  This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought.  Captions and headings in this Note are for convenience only and shall be disregarded in construing it.  This Note and its validity, enforcement and interpretation shall be governed by the laws of the State of Missouri (without regard to any principles of conflicts of laws) and applicable United States federal law.  Whenever a time of day is referred to herein, unless otherwise specified such time shall be the local time of the place where payment of this Note is to be made.  The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”

Section 14                                       Notices.  Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the terms of the Loan Agreement regarding notices.

Section 15                                       Amended and Restated Note.  This Promissory Note consolidates, amends, renews, restates and supercedes that certain Second Amended and Restated Promissory Note (Mount Snow Ski Resort) dated                                  , 20     in favor of Lender in the original principal amount of SIXTY-SEVEN MILLION FIVE HUNDRED THOUSAND AND NO 100 DOLLARS ($67,500,000.00) (the “Prior Note”).  The Borrower and the Lender intend that the indebtedness reflected by this Promissory Note shall continue to be fully and completely secured by all liens originally given as security for the Prior Note, according to the same perfection and priority.  This instrument constitutes a consolidation, amendment and renewal, and not a novation, of the Prior Note.

Section 16.                                    Joint and Several Liability.  The liabilities and obligations of each of the undersigned shall be joint and several liabilities and obligations.  The joint and several obligations of each

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of the undersigned under this Note shall be absolute and unconditional and shall remain in full force and effect until the entire principal, interest, penalties, premiums and late charges, if any, on this Note and all additional payments, if any, due pursuant to any other Loan Document (collectively, the “Obligations”) shall have been paid and, until such payment has been made, shall not be discharged, affected, modified or impaired on the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of any of the undersigned: (a) the waiver, compromise, settlement, release, termination or amendment (including, without limitation, any extension or postponement of the time for payment or performance or renewal or refinancing) of any or all of the Obligations or agreements of any of the undersigned under this Note or any other Loan Document; (b) the failure to give notice to any or all of the undersigned of the occurrence of a default under the terms and provisions of this Note or any other Loan Document; (c) the release, substitution or exchange by the holder of this note of any collateral securing any of the Obligations (whether with or without consideration) or the acceptance by the holder of this Note of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any nonperfection or other impairment of any collateral; (d) the release of any person primarily or secondarily liable for all or any part of the Obligations, whether by Lender or any other holder of the note or in connection with any voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or similar event or proceeding affecting any or all of the undersigned or any other person or entity who, or any of whose property, shall at the time in question be obligated in respect of the Obligations or any part thereof; or (e) to the extent permitted by law, any other event, occurrence, action or circumstance that would, in the absence of this clause, result in the release or discharge of any or all of the undersigned from the performance or observance of any obligation, covenant or agreement contained in this Note.  The joint and several Obligations of the undersigned to Lender under this Note shall remain in full force and effect (or be reinstated) until Lender has received payment in full of all Obligations and the expiration of any applicable preference or similar period pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law, or at law or equity, without any claim having been made before the expiration of such period asserting an interest in all or any part of any payment(s) received by Lender. The undersigned expressly agree that Lender shall not be required first to institute any suit or to exhaust its remedies against any of the undersigned or any other person or party to become liable hereunder or against any collateral, in order to enforce this Note; and expressly agree that, notwithstanding the occurrence of any of the foregoing, the undersigned shall be and remain, directly and primarily liable for all sums due under this note and under the loan documents.  On disposition by Lender of any property encumbered by any collateral, the undersigned shall be and shall remain jointly and severally liable for any deficiency.

Section 17.                                    Authority.  Each of the undersigned representatives of Borrower represent that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Mortgage, and the other Loan Documents and they constitute the valid and binding obligations of Borrower.

Section 18                                       No Usury.  It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents.  If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other indebtedness secured by the Mortgage, and the provisions of this Note

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and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.  All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE.  TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND LENDER HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL LOAN AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF.

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

Borrower:

PEAK RESORTS, INC.,
a Missouri corporation

By:
Stephen J. Mueller, Vice President

MOUNT SNOW LTD.,
a Vermont corporation

By:
Stephen J. Mueller, Vice President

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EXHIBIT P

MUTUAL TERMINATION AND RELEASE AGREEMENT

This Mutual Termination and Release Agreement (“Termination and Release”) is entered into this          day of                           , 20     (the “Effective Date”), by and between PEAK RESORTS, INC., a Missouri corporation (“Peak”), HIDDEN VALLEY GOLF & SKI, INC., a Missouri corporation, BOSTON MILLS SKI RESORT, INC., an Ohio corporation, BRANDYWINE SKI RESORT, INC., an Ohio corporation, PAOLI PEAKS, INC., a Missouri corporation, SNOW CREEK, INC., a Missouri corporation, JFBB SKI AREAS, INC., a Missouri corporation, MAD RIVER MOUNTAIN, INC., a Missouri corporation, SNH DEVELOPMENT, INC., a Missouri corporation, L.B.O. HOLDINGS, INC., a Maine corporation, MOUNT SNOW, LTD., a Vermont corporation, DELTRECS, INC., an Ohio corporation, and SYCAMORE LAKE, INC., an Ohio corporation (collectively, jointly and severally, the “Peak Parties”), and EPT CROTCHED MOUNTAIN, INC., a Missouri corporation, EPT MOUNT SNOW, INC., a Delaware corporation, EPT MOUNT ATTITASH, INC., a Delaware corporation, EPT SKI PROPERTIES, INC., a Delaware corporation, CROTCHED MOUNTAIN PROPERTIES, LLC, a New Hampshire limited liability company and EPT MAD RIVER, INC., a Missouri corporation (collectively, the “EPR Parties”, together with the Peak Parties, the “Parties”, and individually a “Party”). Capitalized terms used in this Termination and Release, which are not defined herein, shall have the respective meanings given them in the Restructure Agreement of even date herewith, by and between the Parties (the “Restructure Agreement”).

RECITALS

A.                                    The Parties have executed the agreements shown in Schedule 1, attached hereto and by this reference made a part hereof (the “Release Documents”).

B.                                    Peak is presently preparing for an initial public offering of its stock, and the Peak Parties have requested the execution and delivery of the Restructure Agreement in connection with facilitating this initial public offering.

C.                                    Pursuant to the Restructure Agreement, the Parties desire to terminate the Release Documents in accordance with the terms and conditions provided herein.

AGREEMENT

NOW, THEREFORE in consideration of the foregoing and the respective terms and conditions contained herein and intending to be legally bound, the Parties agree as follows:

1.                                      Each of the Parties agrees to terminate all provisions within the Release Documents.

2.                                      The Peak Parties hereby release and forever discharge the EPR Parties, fully and forever, only from and with respect to any and all past, present and future claims, demands, proceedings, causes of action, orders, obligations, damages, expenses and liabilities

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whatsoever, whether direct or indirect, contingent or liquidated, both at law and in equity, arising out of the Release Documents (the “Peak Released Matters”).

3.                                      The EPR Parties hereby release and forever discharge the Peak Parties, fully and forever, only from and with respect to any and all past, present and future claims, demands, proceedings, causes of action, orders, obligations, damages, expenses and liabilities whatsoever, whether direct or indirect, contingent or liquidated, both at law and in equity, arising out of the Release Documents (together with the Peak Released Matters, the “Released Matters”, and individually a “Released Matter”).

4.                                      Each Party hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced or instituted, any proceeding of any kind against any other Party, based upon any Released Matter. Each Party represents and warrants that it has not transferred, assigned or otherwise conveyed or purported to transfer, assign or otherwise convey any right, title or interest of such Party in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of each Party with respect to all Released Matters.

5.                                      If any provision of this Termination and Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Termination and Release will remain in full force and effect.  Any provision of this Termination and Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

6.                                      This Termination and Release may not be changed except in a writing signed by the person(s) against whose interest such change shall operate. This Termination and Release shall be governed by and construed under the laws of the State of Missouri without regard to principles of conflicts of law. This Termination and Release will be binding on all persons signing this Termination and Release.

This Termination and Release may be executed in counterparts, all copies of which, taken together shall constitute but one agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have caused this Termination and Release to be executed as of the date first written above.

PEAK PARTIES:

PEAK RESORTS, INC.,
a Missouri corporation

By:
Title:

HIDDEN VALLEY GOLF & SKI, INC.,
a Missouri corporation

By:
Title:

BOSTON MILLS SKI RESORT, INC.,
an Ohio corporation

By:
Title:

BRANDYWINE SKI RESORT, INC.,
an Ohio corporation

By:
Title:

PAOLI PEAKS, INC.,
a Missouri corporation

By:
Title:

SNOW CREEK, INC.,
a Missouri corporation

By:
Title:

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JFBB SKI AREAS, INC.,
a Missouri corporation

By:
Title:

MAD RIVER MOUNTAIN, INC.,
a Missouri corporation

By:
Title:

SNH DEVELOPMENT, INC.,
a Missouri corporation

By:
Title:

L.B.O. HOLDINGS, INC.,
a Maine corporation

By:
Title:

MOUNT SNOW, LTD.,
a Vermont corporation

By:
Title:

DELTRECS, INC.,
an Ohio corporation

By:
Title:

SYCAMORE LAKE, INC.,
an Ohio corporation

By:
Title:

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EPR PARTIES:

EPT CROTCHED MOUNTAIN, INC.
a Missouri corporation

By:
,

EPT MOUNT SNOW, INC.,
a Delaware corporation

By:
,

EPT MOUNT ATTITASH, INC.,
a Delaware corporation

By:
,

EPT SKI PROPERTIES, INC.,
a Delaware corporation

By:
,

CROTCHED MOUNTAIN PROPERTIES, LLC, a New Hampshire limited liability company

By:
,

EPT MAD RIVER, INC.,
a Missouri corporation

By:
,

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Schedule 1 — Prior Agreements

Loan Agreement dated April 4th, 2007, by and between Mount Snow, Ltd. And EPT Mount Snow, Inc., as amended.

Loan Agreement dated April 4th, 2007 by and between L.B.O. Holdings, Inc. and EPT Mount Attitash, Inc.

Loan Agreement dated November, 2012 by and between EPT Ski Properties, Inc., and Sycamore Lake, Inc.

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EXHIBIT Q

1

POST-CLOSING AGREEMENT

                      , 2014

EPT Mount Snow, Inc.

c/o EPR Properties

909 Walnut, Suite 200

Kansas City, Missouri 64106

Re:                             Restructure Agreement (the “Restructure Agreement”) dated as of November 10, 2014 among EPT Mount Snow, Inc., a Delaware corporation (“Lender”), Mt. Snow, Ltd., a Vermont corporation (“Mount Snow”), et. al

Ladies and Gentlemen:

This Post-Closing Agreement (this “Agreement”) is entered into in connection with the execution of the above-referenced Restructure Agreement.  All capitalized terms used but not defined herein have the meanings given to them in the Restructure Agreement.  With respect to the Restructure Agreement and the security documents described on Schedule A (the “Mount Snow Security Documents”), the undersigned do hereby agree as follows:

1.                        Development Land.  Mount Snow shall have the right, prior to November 9, 2015, to request Lender to release the lien of the Mount Snow Security Documents as to certain proposed developable land (such proposed property “Development Land”), which Development Land is part of a larger parcel or parcels of land and is presently encumbered by the Mount Snow Security Documents (the totality of such property, the “Mount Snow Ski Resort”).

2.                        Identification of Development Land.  As a condition to such release, Mount Snow shall have a survey and legal description of the proposed Development Land prepared (the “Survey”), which Survey and Development Land identification proposal shall be subject to the approval of Lender, which approval Lender shall maintain its sole and absolute discretion.  If Mount Snow delivers a Survey and proposed Development Land identification to Lender along with a written request for approval thereof (each a “Development Land Notice”), Lender shall have a period of fifteen (15) days in which to approve or object to such Survey in writing.  In the event Lender fails to approve or object to the Survey and proposed Development Land identification in writing within such fifteen (15) day period, Mount Snow shall have the right to send a second notice to Lender requesting approval of the Survey, and if Lender fails to approve or object to the Survey in writing within an additional period of fifteen (15) days following such second notice, Lender shall be deemed to have disapproved the Survey and proposed identification of the Development Land.  In the event Lender objects to or disapproves any proposed Survey of the Development Land, upon request Lender shall provide reasonable detail of the reasons for such objection or disapproval in writing, and Mount Snow shall have the right to re-submit a modified Survey of the Development Land addressing Lender’s objections.

3.                        Conditions on Release.  Upon written approval by Lender of the Survey of the Development Land, Mount Snow shall undertake, in its sole expense, to complete the additional conditions on release set forth below in this Section 3. Release of any Development Land from

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the Mount Snow Security Documents will be conditioned upon: (a) completion of any subdivision and any governmental approval process in order that the relevant Development Land is a legally created, separately taxed parcel (“Governmental Approvals”), (b) execution of any Lender required easement, covenant and restriction document (“REA(s)”) which will ensure adequate access, parking, compliance with zoning mandates, maintenance, and compatible uses between the Development Land and the remainder of the Mount Snow Ski Resort, (c) delivery of a survey of the remaining Mount Snow Ski Resort excluding the Development Land (in a form reasonably acceptable to Lender) (the “Mount Snow Ski Resort Survey”), (d) delivery of a down-date endorsement to Lender’s existing title policy in effect for the applicable Mount Snow Ski Resort (“Title Work”), (e) payment by Mount Snow of all third party costs including without limitation reasonable attorney’s fees incurred by Lender, associated with the satisfaction of the above conditions, and (f) approval by Lender in Lender’s discretion of Governmental Approvals, REAs, the Mount Snow Ski Resort Survey and Title Work.

4.                        Disclaimer as to Development Land.  The parties acknowledge that the size, shape, acreage, and value of the Development Land proposed or in the approved Survey has no direct relationship to the Mount Snow Development Release Threshold, as defined in the Restructure Agreement.

5.                        Remedies.  Mount Snow and Lender shall have all remedies available at law or in equity to enforce the obligations of Lender and Mount Snow under this Agreement.

6.                        Governing Law.  This Agreement shall be governed by and construed in accordance with, the laws of the State of Missouri.

7.                        Miscellaneous.  This Agreement shall inure to the benefit of Lender, its successors and assigns, including any successive holder of the Loans.

8.                        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall together constitute one agreement which is binding upon all the parties hereto, notwithstanding that all parties are not signatories to the same counterpart.

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IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of                           , 2014.

PEAK RESORTS, INC.,
a Missouri corporation

By:
Stephen J. Mueller, Vice-President

MOUNT SNOW, LTD.
a Vermont corporation

By:
Stephen J. Mueller, Vice-President

EPT MOUNT SNOW, INC.,
a Delaware corporation

By:
,

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SCHEDULE A

Mortgage, Assignment of Rents and Security Agreement dated April 4, 2007, recorded April 4, 2007, in Book 269, Pages 631-684 in land records of the Town Clerk’s office of Dover, Vermont and recorded April 4, 2007, in Book 250, Pages 321-374 in the land records of the Town Clerk’s office of Wilmington, Vermont, as amended by that First Amendment to Vermont Mortgage, Assignment of Rents and Security Agreement dated June 30, 2009 recorded August 3, 2009 in Book 288, Pages 562-582 in the land records of the Town Clerk’s office of Dover, Vermont and recorded August 3, 2009 in Book 271, Pages 193-212A in the land records of the Town Clerk’s office of Wilmington, Vermont, and as further amended by that Second Amendment to Vermont Mortgage, Assignment of Rents and Security Agreement dated April 1, 2010, recorded August 31, 2010 in Book 296, Pages 19-39 in the land records of the Town Clerk’s office of Dover, Vermont and recorded August 30, 2010 in Book 279, Pages 461-481 in the land records of the Town Clerk’s office of Wilmington, Vermont, as amended by Third Amendment to Vermont Mortgage, Assignment of Rents and Security Agreement dated August, 2013, as amended and restated by amended and restated mortgage of even date herewith.

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EXHIBIT R

RELEASE OF OBLIGATIONS UNDER SHAREHOLDER GUARANTY

THIS RELEASE OF OBLIGATIONS UNDER SHAREHOLDER GUARANTY (this “Release”) is made as of the        day of November, 2014, by and among EPT SKI PROPERTIES, a Delaware corporation (“Lender”), TIMOTHY D. BOYD, an individual having an address at 17406 Hidden Valley Drive, Wildwood, Missouri 63025, RICHARD DEUTSCH, an individual having an address of an individual having an address at P.O. Box 445, West Dover, Vermont 05356, and STEPHEN J. MUELLER, an individual having an address of 16640 Bartizan Drive, Wildwood, Missouri 63038 (each individually, a “Released Guarantor” and collectively, the “Released Guarantors”).

RECITALS:

A.                                    The Huntington National Bank, as lender (“Original Lender”) extended a loan (the “Loan”) to Peak Resorts, Inc. (“Borrower”) pursuant to the terms of a Credit and Security Agreement dated March 14, 2006, by and between Borrower and Original Lender (the “Credit Agreement”).

B.                                    The Loan was guaranteed by the Released Guarantors pursuant to that certain Shareholder Guaranty dated as of March 14, 2006 (the “Original Guaranty “), executed by the Released Guarantors in favor of Original Lender.

C.                                    On October 29, 2007, Original Lender, as assignor, and Lender, as assignee, entered into that certain Assignment and Assumption (the “Assignment”) whereby, Original Lender assigned to Lender all of its rights, title and interest in and to the Original Guaranty.

D.                                    Borrower is presently preparing for an initial public offering its stock (the “Peak IPO”).

E.                                     Borrower has requested the execution and delivery of this Agreement in connection with facilitating the Peak IPO.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Release of Guarantor.  Lender hereby releases and discharges the Released Guarantor for any and all liability under the Original Guaranty Agreement.

2.                                      Release of Claims.  Released Guarantors hereby releases, remises, acquits and forever discharges Lender and Lender’s employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Lender Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Lender Released Parties prior to and including the date of execution hereof, and in any way directly or

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indirectly arising out of or in any way connected to the Loan Agreement or the other Loan Documents (as defined in the Loan Agreement) (all of the foregoing hereinafter called the “Lender Released Matters”).  Released Guarantors acknowledge that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Lender Released Matters, may be pleaded as a full and complete defense to any action by Released Guarantor against any or all of the Lender Released Parties, and may be used as the basis for a permanent injunction against any action by Released Guarantor against any or all of the Lender Released Parties.  Each Released Limited Guarantor represents and warrants to Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest of the Released Guarantor in any Released Matter to any other person and that the foregoing constitutes a full and complete release of all Lender Released Matters.

4.                                      Binding Effect.  The provisions of this Release shall be binding upon and inure to the benefit of Guarantor, Lender, and their respective successors and assigns.

5.                                      Signatures.  This Release may be executed in separate counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  Signed counterparts received by facsimile, PDF/email or other electronic means shall be deemed to be original signatures for all purposes.

6.                                      Entire Agreement.  This Release represents the entire agreement and understanding between the parties regarding the subject matter hereof and replaces any and all prior agreements and understandings concerning the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Release as of the day first above written.

“LENDER”

EPT SKI PROPERTIES, INC.,
a Delaware corporation

By:
Print Name:
Title:

“RELEASED GUARANTORS”

TIMOTHY D. BOYD

RICHARD DEUTSCH

STEPHEN J. MUELLER

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